UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-05624

Morgan Stanley Institutional Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Sara Furber 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-296-6990

Date of fiscal year end:	December 31, 2010

Date of reporting period:	December 31, 2010

Item 1 - Report to Shareholders

INVESTMENT MANAGEMENT

Morgan Stanley
Institutional Fund, Inc.

Global and International
Equity Portfolios

Active International Allocation
Portfolio

Asian Equity Portfolio

Emerging Markets Portfolio

Global Advantage Portfolio

Global Discovery Portfolio

Global Franchise Portfolio

Global Opportunity Portfolio
(formerly Global Growth Portfolio)

Global Real Estate Portfolio

International Advantage Portfolio

International Equity Portfolio

International Opportunity Portfolio

International Real Estate Portfolio

International Small Cap Portfolio

Select Global Infrastructure Portfolio

U.S. Equity Portfolios

Advantage Portfolio

Capital Growth Portfolio

Focus Growth Portfolio

Opportunity Portfolio
(formerly Equity Growth Portfolio)

Small Company Growth Portfolio

U.S. Real Estate Portfolio

Fixed Income Portfolio

Emerging Markets Debt Portfolio

Annual
Report

December 31, 2010

2010 Annual Report

December 31, 2010

Table of Contents

Shareholders' Letter	2

Investment Advisory Agreement Approval	3

Performance Summary	6

Expense Examples	8

Investment Overview and Portfolios of Investments

Global and International Equity Portfolios:

Active International Allocation Portfolio	11

Asian Equity Portfolio	25

Emerging Markets Portfolio	28

Global Advantage Portfolio	35

Global Discovery Portfolio	37

Global Franchise Portfolio	39

Global Opportunity Portfolio (formerly Global Growth Portfolio)	42

Global Real Estate Portfolio	47

International Advantage Portfolio	53

International Equity Portfolio	56

International Opportunity Portfolio	61

International Real Estate Portfolio	65

International Small Cap Portfolio	70

Select Global Infrastructure Portfolio	77

U.S. Equity Portfolios:

Advantage Portfolio	82

Capital Growth Portfolio	87

Focus Growth Portfolio	91

Opportunity Portfolio (formerly Equity Growth Portfolio)	95

Small Company Growth Portfolio	100

U.S. Real Estate Portfolio	105

Fixed Income Portfolio:

Emerging Markets Debt Portfolio	110

Statements of Assets and Liabilities	115

Statements of Operations	127

Statements of Changes in Net Assets	133

Financial Highlights	151

Notes to Financial Statements	215

Report of Independent Registered Public Accounting Firm	230

Federal Income Tax Information	231

U.S. Privacy Policy	233

Director and Officer Information	236

This report is authorized for distribution only when preceded or accompanied by prospectuses of the Morgan Stanley Institutional Fund, Inc. To receive a prospectus and/or SAI, which contains more complete information such as investment objectives, charges, expenses, policies for voting proxies, risk considerations, and describes in detail each of the Portfolio's investment policies to the prospective investor, please call toll free 1-(800) 548-7786. Please read the prospectuses carefully before you invest or send money.

Additionally, you can access portfolio information including performance, characteristics, and investment team commentary through Morgan Stanley Investment Management's website: www.morganstanley.com/im.

Market forecasts provided in this report may not necessarily come to pass. There is no guarantee that any sectors mentioned will continue to perform as discussed herein or that securities in such sectors will be held by the Portfolio in the future. There is no assurance that a Portfolio will achieve its investment objective. Portfolios are subject to market risk, which is the possibility that market values of securities owned by the Portfolio will decline and, therefore, the value of the Portfolio's shares may be less than what you paid for them. Accordingly, you can lose money investing in Portfolios. Please see the prospectus for more complete information on investment risks.

2010 Annual Report

December 31, 2010

Shareholders' Letter

Dear Shareholders:

We are pleased to present to you the Fund's Annual Report for the year ended December 31, 2010. Our Fund currently offers 21 portfolios providing investors with a full array of global and domestic equity and fixed-income products. The Fund's portfolios, together with the portfolios of the Morgan Stanley Institutional Fund Trust, provide investors with a means to help them meet specific investment needs and to allocate their investments among equities and fixed income.

Sincerely,

Sara Furber
President and Principal Executive Officer

January 2011

2010 Annual Report

December 31, 2010 (unaudited)

Investment Advisory Agreement Approval

Select Global Infrastructure, Asian Equity, Global Advantage, Global Discovery and International Advantage Portfolios ("Portfolios")

At the organizational meeting of the Portfolios, the Board of Directors, including the independent Directors, considered the following factors in approving the Investment Advisory Agreement with respect to the Portfolios:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature and extent of the investment advisory services to be provided by the Adviser (as defined herein) under the advisory agreement, including portfolio management, investment research and equity and fixed income securities trading. The Board reviewed similar information and factors regarding the Sub-Advisers (as defined herein), to the extent applicable. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser under the administration agreement, including accounting, clerical, bookkeeping, compliance, business management and planning, and the provision of supplies, office space and utilities at the Adviser's expense. (The Adviser and Sub-Advisers together are referred to as the "Adviser" and the advisory, sub-advisory and administration agreements together are referred to as the "Management Agreement.")

The Board reviewed and considered the qualifications of the portfolio managers, the senior administrative managers and other key personnel of the Adviser who will provide the administrative and advisory services to the Portfolios. The Board determined that the Adviser's portfolio managers and key personnel are well qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board concluded that the nature and extent of the advisory and administrative services to be provided were necessary and appropriate for the conduct of the business and investment activities of the Portfolios and supported its decision to approve the Management Agreement.

Performance, Fees and Expenses of the Portfolios

The Board considered that the Adviser plans to arrange for a public offering of shares of the Portfolios to raise assets for investment and that the offering had not yet begun and concluded that, since the Portfolios currently had no assets to invest (other than seed capital required under the Investment Company Act) and had no track record of performance, this was not a factor it needed to address at the present time.

The Board reviewed the advisory and administrative fee rates (the "management fee rates") proposed to be paid by the Portfolios under the Management Agreement relative to comparable funds advised by the Adviser, when applicable, and compared to their peers as determined by Lipper, Inc., and reviewed the anticipated total expense ratios of the Portfolios. The Board considered that the Portfolios require the Adviser to develop processes, invest in additional resources and incur additional risks to successfully manage the Portfolios and concluded that the proposed management fee rates and anticipated total expense ratios would be competitive with their peer group averages.

Economies of Scale

The Board considered the growth prospects of the Portfolios and the structure of the proposed management fee schedules, which include breakpoints for each of the Portfolios except Select Global Infrastructure. The Board considered that the Portfolios' potential growth was uncertain and concluded that it would be premature to consider economies of scale as a factor in approving the Management Agreement at the present time.

Profitability of the Adviser and Affiliates

Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that this was not a factor that needed to be considered at the present time.

Other Benefits of the Relationship

The Board considered other benefits to the Adviser and its affiliates derived from their relationship with the Portfolios and other funds advised by the Adviser. These benefits may include, among other things, "float" benefits derived from handling of checks for purchases and sales, research received by the Adviser generated from commission dollars spent on funds' portfolio trading and fees for distribution and/or shareholder servicing. Since the Portfolios have not begun operations and have not paid any fees to the Adviser, the Board concluded that these benefits were not a factor that needed to be considered at the present time.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Advisory Agreement Approval (cont'd)

Resources of the Adviser and Historical Relationship Between the Portfolios and the Adviser

The Board considered whether the Adviser is financially sound and has the resources necessary to perform its obligations under the Management Agreement. The Board also reviewed and considered the historical relationship between the Fund and the Adviser, including the organizational structure of the Adviser, the policies and procedures formulated and adopted by the Adviser for managing the Portfolios' operations and the Board's confidence in the competence and integrity of the senior managers and key personnel of the Adviser. The Board concluded that the Adviser has the financial resources necessary to fulfill its obligations under the Management Agreement and that it is beneficial for the Portfolios to enter into this relationship with the Adviser.

Other Factors and Current Trends

The Board considered the controls and procedures adopted and implemented by the Adviser and monitored by the Fund's Chief Compliance Officer and concluded that the conduct of business by the Adviser indicates a good faith effort on its part to adhere to high ethical standards in the conduct of the Fund's business.

General Conclusion

After considering and weighing all of the above factors, the Board concluded that it would be in the best interest of the Portfolios' and their future shareholders to approve the Management Agreement, which will remain in effect for two years and thereafter must be approved annually by the Board of the Fund if it is to continue in effect. In reaching this conclusion the Board did not give particular weight to any single factor referenced above. It is possible that individual Board members may have weighed these factors differently in reaching their individual decisions to approve the Management Agreement.

(This Page has been left blank intentionally.)

2010 Annual Report

December 31, 2010 (unaudited)

Performance Summary

	Inception Dates				One Year Total Return						Five Years Average Annual Total Return
	Class I	Class P	Class H	Class L	Class I	Class P	Class H	Class L	Index		Class I	Class P	Class H	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	1/17/92	1/2/96	—	—	8.95%	8.69%	—%	—%	7.75%	(1)	3.84%	3.57%	—%	—%	2.46%	(1)
Asian Equity	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(2)	—	—	—	—	—	(2)
Emerging Markets	9/25/92	1/2/96	—	—	18.49	18.20	—	—	18.88	(3)	11.34	11.06	—	—	12.78	(3)
Global Advantage	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(4)	—	—	—	—	—	(4)
Global Discovery	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(4)	—	—	—	—	—	(4)
Global Franchise	11/28/01	11/28/01	—	—	14.07	13.83	—	—	11.76	(5)	6.99	6.72	—	—	2.43	(5)
Global Opportunity	5/30/08	5/21/10	5/30/08	5/30/08	29.10	—	28.83	28.49	12.67	(4)	—	—	—	—	—	(4)
Global Real Estate	8/30/06	8/30/06	1/2/08	6/16/08	20.22	19.90	19.96	19.26	20.17	(6)	—	—	—	—	—	(6)
International Advantage	12/28/10	12/28/10	12/28/10	12/28/10	—	—	—	—	—	(7)	—	—	—	—	—	(7)
International Equity	8/4/89	1/2/96	—	—	6.08	5.78	—	—	7.75	(1)	3.02	2.76	—	—	2.46	(1)
International Opportunity	3/31/10	3/31/10	3/31/10	3/31/10	—	—	—	—	—	(7)	—	—	—	—	—	(7)
International Real Estate	10/1/97	10/1/97	—	—	9.51	9.26	—	—	14.55	(8)	0.65	0.41	—	—	2.58	(8)
International Small Cap	12/15/92	10/21/08	—	—	15.72	15.41	—	—	22.04	(9)	1.04	—	—	—	2.81	(9)
Select Global Infrastructure	9/20/10	9/20/10	9/20/10	9/20/10	—	—	—	—	—	(10)	—	—	—	—	—	(10)
U.S. Equity Portfolios:
Advantage	6/30/08	5/21/10	6/30/08	6/30/08	20.23	—	20.05	20.39	16.71	(11)	—	—	—	—	—	(11)
Capital Growth	4/2/91	1/2/96	—	—	23.11	22.79	—-	—	16.71	(11)	4.81	4.57	—	—	3.75	(11)
Focus Growth	3/8/95	1/2/96	—	—	28.23	27.86	—	—	16.71	(11)	5.92	5.64	—	—	3.75	(11)
Opportunity	8/12/05	5/21/10	5/28/98	5/28/98	19.64	—	19.30	18.57	16.71	(11)	6.47	—	6.20	5.41	3.75	(11)
Small Company Growth	11/1/89	1/2/96	—	—	27.20	26.86	—	—	29.09	(12)	4.76	4.47	—	—	5.30	(12)
U.S. Real Estate	2/24/95	1/2/96	—	—	29.86	29.51	—	—	27.96	(13)	3.83	3.57	—	—	3.04	(13)
Fixed Income Portfolio:
Emerging Markets Debt	2/1/94	1/2/96	1/2/08	6/16/08	15.07	14.88	14.86	14.18	15.68	(14)	8.18	7.89	—	—	9.44	(14)

2010 Annual Report

December 31, 2010 (unaudited)

Performance Summary (cont'd)

	Ten Years Average Annual Total Return						Since Inception Average Annual Total Return*
	Class I	Class P	Class H	Class L	Index		Class I	Index	Class P	Index	Class H	Index	Class L	Index
Global and International Equity Portfolios:
Active International Allocation	4.46%	4.19%	—%	—%	3.50%	(1)	6.53%	5.80%	5.76%	4.70%	—%	—%	—%	—%	(1)
Asian Equity	—	—	—	—	—	(2)	1.90	2.10	1.90	2.10	1.90	2.10	1.90	2.10	(2)
Emerging Markets	14.78	14.49	—	—	15.89	(3)	10.42	10.16	9.49	8.73	—	—	—	—	(3)
Global Advantage	—	—	—	—	—	(4)	0.10	0.63	0.10	0.63	0.10	0.63	0.10	0.63	(4)
Global Discovery	—	—	—	—	—	(4)	–0.30	0.63	–0.30	0.63	–0.30	0.63	–0.30	0.63	(4)
Global Franchise	—	—	—	—	—	(5)	11.02	4.84	10.72	4.84	—	—	—	—	(5)
Global Opportunity	—	—	—	—	—	(4)	5.99	–3.93	34.11	21.88	5.77	–3.93	5.65	–3.93	(4)
Global Real Estate	—	—	—	—	—	(6)	0.16	–1.41	–0.12	–1.41	–2.41	–4.65	–1.58	–2.86	(6)
International Advantage	—	—	—	—	—	(7)	–0.10	1.10	–0.10	1.10	–0.10	1.10	–0.10	1.10	(7)
International Equity	5.48	5.23	—	—	3.50	(1)	9.36	4.44	8.43	4.70	—	—	—	—	(1)
International Opportunity	—	—	—	—	—	(7)	20.70	9.42	20.40	9.42	20.40	9.42	20.00	9.42	(7)
International Real Estate	11.14	10.86	—	—	9.67	(8)	9.23	6.36	8.96	6.36	—	—	—	—	(8)
International Small Cap	7.97	—	—	—	9.23	(9)	10.00	6.23	19.94	27.84	—	—	—	—	(9)
Select Global Infrastructure	—	—	—	—	—	(10)	4.94	6.06	4.86	6.06	4.86	6.06	4.72	6.06	(10)
U.S. Equity Portfolios:
Advantage	—	—	—	—	—	(11)	4.49	3.27	21.01	19.79	4.26	3.27	4.27	3.27	(11)
Capital Growth	2.07	1.82	—	—	0.02	(11)	9.36	7.44	7.53	5.68	—	—	—	—	(11)
Focus Growth	2.87	2.61	—	—	0.02	(11)	11.05	7.16	8.84	5.68	—	—	—	—	(11)
Opportunity	—	—	2.20	1.50	0.02	(11)	7.94	4.01	25.23	19.79	4.03	1.83	3.31	1.83	(11)
Small Company Growth	5.32	5.06	—	—	3.78	(12)	11.40	6.86	10.33	4.88	—	—	—	—	(12)
U.S. Real Estate	11.37	11.07	—	—	10.77	(13)	13.16	10.92	12.16	10.55	—	—	—	—	(13)
Fixed Income Portfolio:
Emerging Markets Debt	11.26	11.00	—	—	10.84	(14)	10.42	10.54	10.76	11.71	8.18	10.04	8.69	11.62	(14)

Performance data quoted assumes that all dividends and distributions, if any, were reinvested and represents past performance, which is no guarantee of future results. Returns do not reflect the deduction of any applicable sales charges for Class H shares. Such costs would lower performance. Current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.morganstanley.com/im or call 1-800-548-7786. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

* Returns for periods less than one year are not annualized.

Indices:

  (1)  MSCI EAFE (Europe, Australasia, Far East) Index

  (2)  MSCI All Country Asia Ex-Japan Index

  (3)  MSCI Emerging Markets Net Index

  (4)  MSCI All Country World Index

  (5)  MSCI World Index

  (6)  FTSE EPRA/NAREIT Developed Real Estate (Net) Index

  (7)  MSCI All Country World Index ex U.S. Index

  (8)  FTSE EPRA/NAREIT Developed ex-North America Real Estate Index

  (9)  MSCI EAFE Small Cap Total Return Index

  (10)  Dow Jones Brookfield Global Infrastructure IndexSM

  (11)  Russell 1000® Growth Index

  (12)  Russell 2000® Growth Index

  (13)  FTSE NAREIT Equity REITs Index

  (14)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Global Diversified Bond Index

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples

Expense Examples

As a shareholder of a Portfolio, you may incur two types of costs: (1) transactional costs, including redemptions fees, and (2) ongoing costs, including management fees, shareholder servicing and distribution fees (in the case of Class P, Class H and Class L) and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 invested at the beginning of the six-month period ended December 31, 2010 and held for the entire six-month period.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Please note that "Actual Expenses Paid During Period" are grossed up to reflect Portfolio expenses prior to the effect of Expense Offset (See Note F in the Notes to Financial Statements). Therefore, the annualized net expense ratios may differ from the ratio of expenses to average net assets shown in the Financial Highlights.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Expenses are calculated using each Fund's annualized expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples (cont'd)

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*		Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Active International Allocation Portfolio Class I	$1,000.00	$1,256.30	$1,021.17	$4.55		$4.08	0.80%
Active International Allocation Portfolio Class P	1,000.00	1,255.00	1,019.91	5.97		5.35	1.05
Asian Equity Portfolio Class I	1,000.00	1,019.00	1,000.39	0.16	+	0.16	1.45
Asian Equity Portfolio Class P	1,000.00	1,019.00	1,000.36	0.19	+	0.19	1.70
Asian Equity Portfolio Class H	1,000.00	1,019.00	1,000.36	0.19	+	0.19	1.70
Asian Equity Portfolio Class L	1,000.00	1,019.00	1,000.31	0.24	+	0.24	2.20
Emerging Markets Portfolio Class I	1,000.00	1,267.20	1,017.85	8.34		7.43	1.46
Emerging Markets Portfolio Class P	1,000.00	1,266.00	1,016.59	9.77		8.69	1.71
Global Advantage Portfolio Class I	1,000.00	1,001.00	1,000.41	0.14	+	0.14	1.30
Global Advantage Portfolio Class P	1,000.00	1,001.00	1,000.38	0.17	+	0.17	1.55
Global Advantage Portfolio Class H	1,000.00	1,001.00	1,000.38	0.17	+	0.17	1.55
Global Advantage Portfolio Class L	1,000.00	1,001.00	1,000.32	0.22	+	0.22	2.05
Global Discovery Portfolio Class I	1,000.00	997.00	1,000.40	0.15	+	0.15	1.35
Global Discovery Portfolio Class P	1,000.00	997.00	1,000.37	0.18	+	0.18	1.60
Global Discovery Portfolio Class H	1,000.00	997.00	1,000.37	0.18	+	0.18	1.60
Global Discovery Portfolio Class L	1,000.00	997.00	1,000.32	0.23	+	0.23	2.10
Global Franchise Portfolio Class I	1,000.00	1,177.40	1,020.21	5.43		5.04	0.99
Global Franchise Portfolio Class P	1,000.00	1,176.30	1,018.95	6.80		6.31	1.24
Global Opportunity Portfolio Class I	1,000.00	1,328.00	1,019.36	6.81		5.90	1.16
Global Opportunity Portfolio Class P	1,000.00	1,328.70	1,018.00	8.39		7.27	1.43
Global Opportunity Portfolio Class H	1,000.00	1,328.30	1,018.25	8.10		7.02	1.38
Global Opportunity Portfolio Class L	1,000.00	1,329.50	1,016.59	10.04		8.69	1.71
Global Real Estate Portfolio Class I	1,000.00	1,256.00	1,020.16	5.69		5.09	1.00
Global Real Estate Portfolio Class P	1,000.00	1,254.70	1,018.90	7.10		6.36	1.25
Global Real Estate Portfolio Class H	1,000.00	1,255.30	1,018.90	7.11		6.36	1.25
Global Real Estate Portfolio Class L	1,000.00	1,252.30	1,016.38	9.93		8.89	1.75
International Advantage Portfolio Class I	1,000.00	999.00	1,000.41	0.14	+	0.14	1.25
International Advantage Portfolio Class P	1,000.00	999.00	1,000.38	0.16	+	0.16	1.50
International Advantage Portfolio Class H	1,000.00	999.00	1,000.38	0.16	+	0.16	1.50
International Advantage Portfolio Class L	1,000.00	999.00	1,000.33	0.22	+	0.22	2.00
International Equity Portfolio Class I	1,000.00	1,206.30	1,020.42	5.28		4.84	0.95
International Equity Portfolio Class P	1,000.00	1,203.70	1,019.16	6.67		6.11	1.20
International Opportunity Portfolio Class I	1,000.00	1,289.50	1,019.41	6.64		5.85	1.15
International Opportunity Portfolio Class P	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
International Opportunity Portfolio Class H	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
International Opportunity Portfolio Class L	1,000.00	1,284.80	1,015.63	10.94		9.65	1.90
International Real Estate Portfolio Class I	1,000.00	1,296.00	1,020.27	5.67		4.99	0.98
International Real Estate Portfolio Class P	1,000.00	1,294.40	1,019.00	7.11		6.26	1.23
International Small Cap Portfolio Class I	1,000.00	1,289.70	1,019.41	6.64		5.85	1.15
International Small Cap Portfolio Class P	1,000.00	1,287.70	1,018.15	8.07		7.12	1.40
Select Global Infrastructure Portfolio Class I	1,000.00	1,049.40	1,010.89	3.30	++	3.23	1.14
Select Global Infrastructure Portfolio Class P	1,000.00	1,048.60	1,010.19	4.02	++	3.94	1.39
Select Global Infrastructure Portfolio Class H	1,000.00	1,048.60	1,010.19	4.02	++	3.94	1.39
Select Global Infrastructure Portfolio Class L	1,000.00	1,047.20	1,008.78	5.46	++	5.36	1.89
Advantage Portfolio Class I	1,000.00	1,193.00	1,013.30	3.74	+++	3.43	1.02
Advantage Portfolio Class P	1,000.00	1,191.60	1,012.43	4.72	+++	4.34	1.29
Advantage Portfolio Class H	1,000.00	1,191.30	1,012.47	4.65	+++	4.27	1.27
Advantage Portfolio Class L	1,000.00	1,192.00	1,013.17	3.88	+++	3.57	1.06
Capital Growth Portfolio Class I	1,000.00	1,313.10	1,021.42	4.37		3.82	0.75
Capital Growth Portfolio Class P	1,000.00	1,311.70	1,020.16	5.83		5.09	1.00
Focus Growth Portfolio Class I	1,000.00	1,357.80	1,020.16	5.94		5.09	1.00
Focus Growth Portfolio Class P	1,000.00	1,355.20	1,018.90	7.42		6.36	1.25
Opportunity Portfolio Class I	1,000.00	1,278.80	1,021.58	4.14		3.67	0.72
Opportunity Portfolio Class P	1,000.00	1,277.50	1,020.32	5.57		4.94	0.97

2010 Annual Report

December 31, 2010 (unaudited)

Expense Examples (cont'd)

Portfolio	Beginning Account Value 7/1/10	Actual Ending Account Value 12/31/10	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*	Net Expense Ratio During Period**
Opportunity Portfolio Class H	$1,000.00	$1,277.20	$1,020.32	$5.57	$4.94	0.97%
Opportunity Portfolio Class L	1,000.00	1,273.70	1,017.80	8.42	7.48	1.47
Small Company Growth Portfolio Class I	1,000.00	1,359.90	1,019.91	6.25	5.35	1.05
Small Company Growth Portfolio Class P	1,000.00	1,356.90	1,018.65	7.72	6.61	1.30
U.S. Real Estate Portfolio Class I	1,000.00	1,223.00	1,020.11	5.66	5.14	1.01
U.S. Real Estate Portfolio Class P	1,000.00	1,221.20	1,018.85	7.05	6.41	1.26
Emerging Markets Debt Portfolio Class I	1,000.00	1,111.10	1,021.02	4.42	4.23	0.83
Emerging Markets Debt Portfolio Class P	1,000.00	1,110.60	1,019.76	5.75	5.50	1.08
Emerging Markets Debt Portfolio Class H	1,000.00	1,109.70	1,019.76	5.74	5.50	1.08
Emerging Markets Debt Portfolio Class L	1,000.00	1,107.10	1,017.24	8.39	8.03	1.58

*  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 184/365 (to reflect the most recent one-half year period).

**  Annualized

+  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 4/365 (to reflect the actual days in the period).

++  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 103/365 (to reflect the actual days in the period).

+++  Expenses are calculated using each Portfolio Class' annualized net expense ratio (as disclosed), multiplied by the average account value over the period, and multiplied by 122/365 (to reflect the actual days in the period).

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Active International Allocation Portfolio

The Active International Allocation Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in accordance with country and sector weightings determined by the Adviser, in equity securities of non-U.S. issuers which, in the aggregate, replicate broad market indices.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 8.95%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 7.75%.

Factors Affecting Performance

•  For the year ended December 31, 2010, international equities were up nearly 8%, as measured by the MSCI EAFE Index. The emerging markets (up 19%) and Asia ex-Japan (up 17%) led performance, followed by the U.S. and Japan (each up 15%). Europe lagged, with a gain of 4%. On a sector basis within the MSCI EAFE Index, industrials (up 21%) and materials (up 18%) were among the top performers, boosted by the rise in commodity prices during the year. The economically sensitive consumer discretionary (up 20%) and technology (up 15%) sectors also advanced strongly. Financials and utilities declined during the period, down 2% and 5%, respectively. The yen had the strongest move against the U.S. dollar, up 15%, while the British pound and euro fell 3% and 7%, respectively.

•  The Portfolio outperformed the Index for the period under review. For the year, emerging markets and cyclical sectors — primarily materials and energy — contributed to performance. However, an allocation to Japan detracted as did the underweights to the U.K. and consumer discretionary. The underweight to Europe was positive and within Europe, the Portfolio was overweight in Germany and underweight peripheral countries such as Ireland, Italy, Portugal, Greece and Spain.

Management Strategies

•  Entering 2011, we believe there is a good case for the continuation of the global business cycle based on improving business survey (global PMIs), an uptick in corporate credit and spending, along with significant policy support from the U.S. Federal Reserve and the Obama administration/newly seated Congress. Equity valuations look only moderately expensive based on trailing earnings and roughly in line with their long-term averages based on forward or normalized earnings. On historic price-to-book multiples, global equities look a bit more expensive, indicating to us that the high level of corporate profitability has at least in part been priced in. While we are worried, like many investors, about a short-term pull back from the fourth quarter run-up, commodity price inflation, and continued eurozone sovereign credit tensions, we basically believe (and hope) that 2011 will be a continuation of 2010, i.e., choppy markets that generally grind higher. As in past sideways markets (that is, neither bull nor bear markets) we believe the market will trade with the business cycle as long as inflation seems relatively stable, corporate credit spreads (and sovereign spreads in Europe) stay fairly tight, and there are no negative policy surprises from the Fed/Congress or China.

•  Looking for investment opportunities against this backdrop, we continue to keep our cyclical tilt but we have reduced weightings in China and the emerging markets in general, and are looking again at raising our weighting in Japan relative to Europe. We think that the increase in Chinese inflation is broader than just food and oil. Rising costs of Chinese house prices, wages, capital, the renminbi, and inputs will weigh on Chinese corporate margins, but the country's monetary authorities will need to keep gently tightening. For one, the People's Bank of China needs to avoid letting inflation get ahead of them — and two, while trade protectionism has been largely avoided, we think the U.S.'s patience is running thin and currency appreciation will continue. Our recent portfolio move is only tactical, however. The growth rate of the emerging markets is at least double that of the Organisation for Economic Cooperation and Development (OECD) countries, while the market capitalization of China and the other emerging markets is only 25% of global gross domestic product (GDP). It appears that pension plans around the world are looking to increase their allocations to emerging market equities and debt, so unless there is a double-dip recession or another financial crisis, emerging market pullbacks are likely to be buying opportunities, in our opinion.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Active International Allocation Portfolio

•  Our interest in Japanese equities is based on their historically positive correlation with a pick-up in the U.S. manufacturing sector (as measured by the purchasing managers index, or PMI). This pattern failed to materialize earlier in 2009 and 2010, but we think that as U.S. and Chinese PMIs reaccelerate, Japanese large-capitalization, export-oriented companies may outperform (especially if the yen weakens). The relative cheapness of Japanese equities adds to this case, but the Japanese domestic economy is on the brink of a recession and the yen could remain strong due to continued domestic deflation and policy neglect. Japanese equities had an uptick in November of 2010 when the Bank of Japan (BOJ) intervened to weaken the yen, but since then the BOJ and Japanese leadership in general have been missing in action. We have cautiously added to our position in Japan with an emphasis on the exporters.

•  We continue to hold an overweight position in Germany, though we worry about German unlisted banks and the potential impact of the ongoing eurozone sovereign debt crisis on German growth. We like the strengthening German domestic story (rising retail spending, very low unemployment, and rising export earnings) and Germany's reasonably priced exposure to global industrials. In our view, a weaker euro is likely to benefit German exports (offsetting some of Germany's eurozone bailout costs) and may lead to a bit of domestic asset inflation and wage growth.

•  From a medium-term perspective, we are somewhat bemused that after the heart-stopping global financial crisis there has not been further progress and investment discussions on meaningful financial regulation and transparency (such as the shadow banking system and derivatives) and on global monetary imbalances (i.e., the U.S. trade deficit/Chinese surplus and the economic impact of the resulting capital flows). While the reduction of the U.S. budget deficit and the Federal Reserve's balance sheet have been postponed in light of 2010's economic soft patch and the Fed's second round of quantitative easing (QE2), we believe these issues will keep equity markets (and market multiples) capped within a trading range until there is more clarity on their outcome.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	8.95%	3.84%	4.46%	6.53%
MSCI EAFE Index	7.75	2.46	3.50	5.80
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	7.06
Portfolio — Class P Shares w/o sales charges(5)	8.69	3.57	4.19	5.76
MSCI EAFE Index	7.75	2.46	3.50	4.70
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	5.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Active International Allocation Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on January 17, 1992.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	65.8%
Commercial Banks	10.2
Metals & Mining	9.8
Oil, Gas & Consumable Fuels	8.0
Pharmaceuticals	6.2
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Active International Allocation Portfolio

	Shares	Value (000)
Common Stocks (96.5%)
Australia (6.1%)
AGL Energy Ltd.	8,464	$132
Alumina Ltd.	109,215	277
Amcor Ltd.	57,497	397
AMP Ltd. (a)	30,031	163
ASX Ltd.	1,592	61
Australia & New Zealand Banking Group Ltd.	43,760	1,045
AXA Asia Pacific Holdings Ltd.	8,456	55
BHP Billiton Ltd.	229,236	10,609
BlueScope Steel Ltd.	64,702	149
Boral Ltd.	41,689	206
Brambles Ltd.	22,348	163
Caltex Australia Ltd.	6,800	100
Coca-Cola Amatil Ltd.	10,626	118
Cochlear Ltd.	567	47
Commonwealth Bank of Australia	7,067	367
Computershare Ltd.	4,919	54
CSL Ltd.	8,241	306
CSR Ltd.	31,477	54
DuluxGroup Ltd.	24,156	68
Fortescue Metals Group Ltd. (b)	92,599	619
Foster's Group Ltd.	34,988	203
GPT Group REIT	8,868	27
Incitec Pivot Ltd.	115,555	468
Insurance Australia Group Ltd.	29,342	116
James Hardie Industries SE (b)	29,831	207
Leighton Holdings Ltd. (a)	3,353	106
Macquarie Group Ltd.	4,209	159
Mirvac Group REIT	14,483	18
National Australia Bank Ltd.	9,034	219
Newcrest Mining Ltd.	108,134	4,473
OneSteel Ltd.	57,937	153
Orica Ltd.	24,156	615
Origin Energy Ltd.	15,653	267
OZ Minerals Ltd.	202,025	355
Perpetual Ltd. (a)	560	18
Qantas Airways Ltd. (b)	9,491	25
QBE Insurance Group Ltd.	13,204	245
Rio Tinto Ltd.	19,300	1,687
Santos Ltd.	11,167	150
Sims Metal Management Ltd.	10,924	241
Sonic Healthcare Ltd. (a)	4,620	55
Stockland REIT	14,916	55
Suncorp Group Ltd.	14,223	125
TABCORP Holdings Ltd.	8,738	64
Telstra Corp. Ltd.	60,914	174
Toll Holdings Ltd.	9,938	58
Transurban Group	19,544	102
Wesfarmers Ltd.	4,532	150
Wesfarmers Ltd.	14,902	488
Westfield Group REIT	18,701	183

	Shares	Value (000)
Westfield Retail Trust REIT (b)	18,701	$49
Westpac Banking Corp.	13,763	313
Woodside Petroleum Ltd.	11,013	479
Woolworths Ltd.	21,121	583
WorleyParsons Ltd.	1,647	45
		27,665
Austria (0.6%)
Erste Group Bank AG	18,005	845
OMV AG	7,357	306
Raiffeisen Bank International AG (a)	5,088	279
Telekom Austria AG	32,532	457
Verbund AG (a)	4,525	168
Vienna Insurance Group AG Wiener Versicherung Gruppe	2,944	153
Voestalpine AG	11,054	527
		2,735
Belgium (0.6%)
Ageas	17,115	39
Anheuser-Busch InBev (b)	17,784	—	@
Anheuser-Busch InBev N.V.	27,515	1,574
Belgacom SA	6,959	234
Cie Nationale a Portefeuille	1,287	63
Groupe Bruxelles Lambert SA	2,959	249
Solvay SA	3,054	325
UCB SA (a)	4,984	171
Umicore	6,382	332
		2,987
Brazil (1.6%)
All America Latina Logistica SA	43,200	390
Banco Bradesco SA (Preference)	34,027	669
Banco do Brasil SA	39,800	753
BM&F Bovespa SA	21,600	171
Bradespar SA (Preference)	3,264	85
BRF - Brasil Foods SA	63,048	1,039
Centrais Eletricas Brasileiras SA (Preference)	15,022	242
Cia Energetica de Minas Gerais (Preference)	10,485	169
Cia Siderurgica Nacional SA	15,600	251
Embraer SA	9,100	65
Gerdau SA (Preference)	8,897	122
Investimentos Itau SA (Preference)	37,194	296
Itau Unibanco Holding SA	29,971	719
Metalurgica Gerdau SA (Preference)	4,083	66
Petroleo Brasileiro SA	32,500	598
Petroleo Brasileiro SA (Preference)	45,522	748
Redecard SA	6,000	76
Tele Norte Leste Participacoes SA (Preference)	7,853	115
Usinas Siderurgicas de Minas Gerais SA (Preference)	8,956	103
Vale SA	9,400	313
Vale SA (Preference)	13,872	405
		7,395

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Denmark (0.9%)
AP Moller - Maersk A/S Series B	80	$724
DSV A/S	13,027	288
Novo Nordisk A/S Series B	22,177	2,501
Novozymes A/S, Class B	2,386	332
Vestas Wind Systems A/S (b)	13,543	428
		4,273
Egypt (0.3%)
Commercial International Bank Egypt SAE	38,330	313
Egyptian Co. for Mobile Services	2,442	70
Egyptian Financial Group-Hermes Holding	16,270	95
ElSwedy Cables Holding Co. (b)	4,786	45
Ezz Steel (b)	16,675	56
Orascom Construction Industries	6,404	317
Orascom Telecom Holding SAE (b)	203,323	151
Talaat Moustafa Group (b)	39,926	59
Telecom Egypt	25,151	78
		1,184
Finland (1.3%)
Fortum Oyj	16,766	505
Kesko Oyj, Class B	10,179	475
Kone Oyj, Class B	8,227	457
Metso Oyj	8,500	475
Neste Oil Oyj (a)	5,848	93
Nokia Oyj	195,343	2,021
Outokumpu Oyj (a)	8,324	154
Rautaruukki Oyj	5,204	122
Sampo Oyj, Class A	15,044	403
Stora Enso Oyj, Class R	35,125	361
UPM-Kymmene Oyj	30,552	540
Wartsila Oyj	3,740	285
		5,891
France (7.1%)
Accor SA	6,362	283
Air Liquide SA	9,736	1,231
Alcatel-Lucent (a)(b)	46,984	137
Alstom SA	19,045	911
ArcelorMittal	26,187	993
Atos Origin SA (b)	783	42
AXA SA	45,346	754
BNP Paribas	40,275	2,562
Bouygues SA	15,386	663
Cap Gemini SA	4,704	220
Carrefour SA	33,138	1,366
Casino Guichard Perrachon SA	3,882	378
Cie de St-Gobain	7,837	403
Cie Generale d'Optique Essilor International SA	9,007	580
Cie Generale de Geophysique-Veritas (b)	8,276	252
Cie Generale des Etablissements Michelin Series B	4,986	358
CNP Assurances	5,146	93
Credit Agricole SA	25,596	325
Danone	18,289	1,149

	Shares	Value (000)
Dassault Systemes SA	2,033	$153
Edenred (b)	6,362	151
EDF SA (a)	109	5
Eurazeo	646	48
European Aeronautic Defence and Space Co. N.V. (b)	6,297	147
Fonciere Des Regions REIT (a)	824	80
France Telecom SA	50,596	1,054
GDF Suez	11,399	409
Gecina SA REIT	664	73
Hermes International (a)	1,996	418
ICADE REIT	696	71
Imerys SA	1,062	71
Klepierre REIT	3,071	111
L'Oreal SA	1,872	208
Lafarge SA	10,842	680
Lagardere SCA	5,389	222
LVMH Moet Hennessy Louis Vuitton SA	7,714	1,269
Neopost SA (a)	1,061	92
Pernod-Ricard SA	1,127	106
Peugeot SA (b)	5,812	221
PPR	1,535	244
Publicis Groupe SA	2,615	136
Renault SA (b)	5,692	331
Safran SA	2,703	96
Sanofi-Aventis SA	30,669	1,961
Schneider Electric SA	9,564	1,431
SCOR SE	5,247	133
Societe BIC SA	992	85
Societe Generale	23,023	1,237
Societe Television Francaise 1	6,479	113
Sodexo	3,056	211
STMicroelectronics N.V.	19,861	205
Technip SA	8,068	745
Thales SA	2,828	99
Total SA	79,043	4,188
Unibail-Rodamco SE REIT	2,921	578
Vallourec SA	2,976	313
Veolia Environnement	10,813	316
Vinci SA	15,361	835
Vivendi SA	24,867	671
		32,217
Germany (7.8%)
Adidas AG	6,743	441
Allianz SE (Registered)	11,225	1,334
BASF SE	27,232	2,173
Bayer AG	37,597	2,778
Bayerische Motoren Werke AG	10,661	838
Beiersdorf AG	1,968	109
Celesio AG	3,757	93
Commerzbank AG (a)(b)	14,188	105
Daimler AG (Registered) (b)	47,570	3,225
Deutsche Bank AG	17,879	934

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Germany (cont'd)
Deutsche Boerse AG	1,419	$98
Deutsche Lufthansa (Registered)	8,463	185
Deutsche Post AG (Registered)	26,961	458
Deutsche Postbank AG (a)(b)	2,961	82
Deutsche Telekom AG (Registered)	102,390	1,321
E.ON AG	74,947	2,297
Esprit Holdings Ltd.	95,428	454
Fresenius Medical Care AG & Co. KGaA	8,730	504
GEA Group AG	5,866	170
Henkel AG & Co. KGaA (Preference)	2,916	181
Hochtief AG	3,162	269
K&S AG	9,556	720
Linde AG	3,887	590
MAN SE	3,573	425
Merck KGaA	1,673	134
Metro AG	10,612	764
Muenchener Rueckversicherungs AG (Registered)	5,159	782
Porsche Automobil Holding SE (Preference)	7,142	569
Puma AG Rudolf Dassler Sport	314	104
RWE AG	11,421	762
RWE AG (Preference)	877	56
SAP AG	41,170	2,096
Siemens AG (Registered)	63,396	7,853
ThyssenKrupp AG	10,242	424
TUI AG (b)	5,333	75
Volkswagen AG	10,028	1,419
Volkswagen AG (Preference)	5,422	880
		35,702
Hong Kong (2.8%)
Bank of East Asia Ltd.	91,041	381
BOC Hong Kong Holdings Ltd.	219,500	747
Cathay Pacific Airways Ltd.	54,000	149
Cheung Kong Holdings Ltd.	76,000	1,173
Cheung Kong Infrastructure Holdings Ltd.	17,000	78
CLP Holdings Ltd.	77,000	625
Hang Lung Group Ltd.	45,000	296
Hang Lung Properties Ltd.	114,000	533
Hang Seng Bank Ltd.	47,500	781
Henderson Land Development Co., Ltd.	61,323	418
Hong Kong & China Gas Co., Ltd.	179,100	422
Hong Kong Exchanges and Clearing Ltd.	40,600	921
Hongkong Electric Holdings Ltd.	49,000	309
Hopewell Holdings Ltd.	35,500	112
Hutchison Whampoa Ltd.	90,000	926
Hysan Development Co., Ltd.	31,670	149
Kerry Properties Ltd.	43,500	227
Li & Fung Ltd.	90,000	522
Link (The) REIT	112,717	350
MTR Corp.	61,025	222
New World Development Ltd.	146,799	276
NWS Holdings Ltd.	11,949	18

	Shares	Value (000)
Shangri-La Asia Ltd.	6,000	$16
Sino Land Co., Ltd.	102,786	192
Sun Hung Kai Properties Ltd.	67,505	1,121
Swire Pacific Ltd.	43,500	715
Wharf Holdings Ltd.	78,000	600
Wheelock & Co., Ltd.	54,000	219
Wing Hang Bank Ltd.	7,500	104
Yue Yuen Industrial Holdings Ltd.	26,500	95
		12,697
Indonesia (0.6%)
Astra Agro Lestari Tbk PT	16,000	46
Astra International Tbk PT	74,500	451
Bank Central Asia Tbk PT	433,000	308
Bank Danamon Indonesia Tbk PT	114,000	72
Bank Mandiri Tbk PT	243,000	175
Bank Rakyat Indonesia Persero Tbk PT	206,000	240
Bumi Resources Tbk PT	613,000	206
Golden Agri-Resources Ltd.	184,315	115
Indosat Tbk PT	56,500	34
International Nickel Indonesia Tbk PT	84,500	46
Lippo Karawaci Tbk PT	380,500	29
Perusahaan Gas Negara PT	350,500	172
Semen Gresik Persero Tbk PT	52,500	55
Tambang Batubara Bukit Asam Tbk PT	30,000	76
Telekomunikasi Indonesia Tbk PT	355,500	314
Unilever Indonesia Tbk PT	67,000	123
United Tractors Tbk PT	56,500	149
		2,611
Japan (20.9%)
77 Bank Ltd. (The)	19,000	101
Advantest Corp. (a)	8,790	199
Aeon Co., Ltd. (a)	17,800	223
Aeon Credit Service Co., Ltd.	2,400	34
Aeon Mall Co., Ltd.	4,600	123
Aisin Seiki Co., Ltd.	6,500	230
Ajinomoto Co., Inc.	29,400	306
Amada Co., Ltd.	13,000	106
Asahi Breweries Ltd. (a)	19,600	380
Asahi Glass Co., Ltd. (a)	53,800	629
Asahi Kasei Corp.	53,000	346
Astellas Pharma, Inc. (a)	14,300	545
Bank of Kyoto Ltd. (The)	7,000	66
Bank of Yokohama Ltd. (The)	49,000	254
Benesse Holdings, Inc.	2,500	115
Bridgestone Corp. (a)	50,300	972
Canon, Inc. (a)	61,000	3,163
Casio Computer Co., Ltd. (a)	15,500	125
Central Japan Railway Co.	58	486
Chiba Bank Ltd. (The)	19,000	124
Chubu Electric Power Co., Inc.	10,900	268
Chugai Pharmaceutical Co., Ltd.	7,507	138
Chuo Mitsui Trust Holdings, Inc.	36,545	152

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Citizen Holdings Co., Ltd.	17,800	$123
Credit Saison Co., Ltd.	3,300	54
Dai Nippon Printing Co., Ltd.	17,600	240
Daicel Chemical Industries Ltd. (a)	8,000	58
Daiichi Sankyo Co., Ltd.	34,800	762
Daikin Industries Ltd.	14,200	504
Daito Trust Construction Co., Ltd.	4,400	301
Daiwa House Industry Co., Ltd.	28,600	352
Daiwa Securities Group, Inc. (a)	65,000	335
Denki Kagaku Kogyo KK	22,000	105
Denso Corp.	41,650	1,437
Dowa Holdings Co., Ltd.	26,000	171
East Japan Railway Co.	14,500	943
Eisai Co., Ltd. (a)	6,602	239
FamilyMart Co., Ltd.	2,500	94
Fanuc Ltd.	12,300	1,889
Fast Retailing Co., Ltd.	5,900	940
Fuji Electric Holdings Co., Ltd.	12,000	37
Fuji Media Holdings, Inc.	22	35
FUJIFILM Holdings Corp.	33,600	1,215
Fujitsu Ltd.	127,200	885
Fukuoka Financial Group, Inc.	28,000	122
Furukawa Electric Co., Ltd.	27,800	125
Hirose Electric Co., Ltd.	1,300	146
Hitachi Construction Machinery Co., Ltd.	6,500	156
Hitachi Ltd.	150,000	800
Hokkaido Electric Power Co., Inc.	2,300	47
Hokuhoku Financial Group, Inc.	51,000	104
Honda Motor Co., Ltd. (a)	68,604	2,717
Hoya Corp.	18,500	449
Ibiden Co., Ltd. (a)	8,800	278
IHI Corp.	51,000	114
Inpex Corp.	72	422
Isetan Mitsukoshi Holdings Ltd.	12,980	151
Itochu Corp.	69,800	707
Itochu Techno-Solutions Corp. (a)	1,900	71
J Front Retailing Co., Ltd.	17,000	93
Japan Real Estate Investment Corp. REIT	28	290
Japan Retail Fund Investment Corp. REIT	86	165
Japan Tobacco, Inc.	286	1,059
JFE Holdings, Inc.	16,100	561
JGC Corp.	31,000	675
Joyo Bank Ltd. (The)	37,000	163
JS Group Corp.	10,700	235
JSR Corp.	6,600	123
JX Holdings, Inc.	95,846	650
Kajima Corp.	56,400	150
Kaneka Corp.	11,000	76
Kansai Electric Power Co., Inc. (The)	15,600	385
Kao Corp.	23,600	636
Kawasaki Heavy Industries Ltd. (a)	48,000	161
Kawasaki Kisen Kaisha Ltd.	95,000	418

	Shares	Value (000)
Keikyu Corp. (a)	16,000	$141
Keio Corp.	9,000	61
Keyence Corp.	2,930	849
Kikkoman Corp. (a)	7,000	78
Kintetsu Corp. (a)	68,200	213
Kirin Holdings Co., Ltd. (a)	43,400	609
Kobe Steel Ltd.	85,000	216
Komatsu Ltd.	68,600	2,076
Konami Corp. (a)	5,100	108
Konica Minolta Holdings, Inc.	20,500	213
Kubota Corp.	92,000	871
Kuraray Co., Ltd.	15,000	215
Kurita Water Industries Ltd.	3,100	98
Kyocera Corp.	11,300	1,154
Kyowa Hakko Kirin Co., Ltd. (a)	9,028	93
Kyushu Electric Power Co., Inc.	6,800	152
Lawson, Inc.	2,300	114
Mabuchi Motor Co., Ltd. (a)	1,700	88
Makita Corp.	3,100	127
Marubeni Corp.	129,000	907
Marui Group Co., Ltd.	17,100	139
Matsui Securities Co., Ltd. (a)	8,400	60
MEIJI Holdings Co., Ltd.	1,206	54
Minebea Co., Ltd.	20,000	126
Mitsubishi Chemical Holdings Corp.	57,000	387
Mitsubishi Corp.	84,500	2,288
Mitsubishi Electric Corp.	137,800	1,446
Mitsubishi Estate Co., Ltd.	64,000	1,187
Mitsubishi Heavy Industries Ltd. (a)	154,000	579
Mitsubishi Logistics Corp. (a)	4,000	53
Mitsubishi Materials Corp. (a)(b)	82,000	262
Mitsubishi UFJ Financial Group, Inc. (See Note G)	253,546	1,371
Mitsui & Co., Ltd.	77,300	1,277
Mitsui Chemicals, Inc.	22,000	79
Mitsui Fudosan Co., Ltd.	44,400	885
Mitsui Mining & Smelting Co., Ltd.	51,000	168
Mitsui OSK Lines Ltd.	35,000	239
Mizuho Financial Group, Inc.	573,100	1,080
Mizuho Securities Co., Ltd. (a)	28,000	80
MS&AD Insurance Group Holdings	12,860	322
Murata Manufacturing Co., Ltd.	9,000	631
NEC Corp.	106,400	320
NGK Insulators Ltd. (a)	25,600	418
NGK Spark Plug Co., Ltd.	8,000	123
Nidec Corp. (a)	4,900	495
Nikon Corp.	12,300	249
Nintendo Co., Ltd.	5,000	1,468
Nippon Building Fund, Inc. REIT (a)	31	318
Nippon Electric Glass Co., Ltd.	25,500	368
Nippon Express Co., Ltd.	35,800	161
Nippon Meat Packers, Inc.	7,600	99
Nippon Paper Group, Inc. (a)	3,900	102
Nippon Sheet Glass Co., Ltd.	22,000	59

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Japan (cont'd)
Nippon Steel Corp.	315,000	$1,133
Nippon Telegraph & Telephone Corp.	11,200	507
Nippon Yusen KK	45,000	200
Nishi-Nippon City Bank Ltd. (The)	19,000	58
Nissan Chemical Industries Ltd.	6,900	89
Nissan Motor Co., Ltd.	82,000	781
Nisshin Seifun Group, Inc.	6,500	83
Nisshinbo Holdings, Inc.	3,000	33
Nissin Foods Holdings Co., Ltd. (a)	3,100	111
Nitto Denko Corp.	8,800	415
NKSJ Holdings, Inc. (b)	32,800	242
Nomura Holdings, Inc.	91,400	580
Nomura Research Institute Ltd. (a)	6,200	138
NSK Ltd.	31,000	280
NTN Corp.	22,000	117
NTT Data Corp.	68	235
NTT DoCoMo, Inc.	152	265
Obayashi Corp.	37,000	170
Obic Co., Ltd.	510	105
OJI Paper Co., Ltd. (a)	49,400	239
Olympus Corp. (a)	5,100	154
Omron Corp.	10,300	273
Oracle Corp. Japan	2,000	98
Oriental Land Co., Ltd.	2,600	241
ORIX Corp. (a)	500	49
Osaka Gas Co., Ltd. (a)	40,600	158
Panasonic Corp.	109,400	1,554
Resona Holdings, Inc. (a)	13,100	79
Ricoh Co., Ltd.	45,000	660
Rohm Co., Ltd.	6,400	418
Sapporo Holdings Ltd. (a)	8,000	36
SBI Holdings, Inc.	405	61
Secom Co., Ltd.	6,800	322
Seiko Epson Corp.	5,800	106
Sekisui Chemical Co., Ltd.	19,000	136
Sekisui House Ltd.	40,600	411
Seven & I Holdings Co., Ltd.	43,900	1,173
Sharp Corp. (a)	33,200	342
Shimamura Co., Ltd.	900	83
Shimano, Inc. (a)	6,200	315
Shimizu Corp.	38,600	165
Shin-Etsu Chemical Co., Ltd.	23,396	1,268
Shinsei Bank Ltd. (a)(b)	46,000	60
Shionogi & Co., Ltd.	7,300	144
Shiseido Co., Ltd. (a)	23,700	518
Shizuoka Bank Ltd. (The)	17,000	157
Showa Denko KK (a)	33,000	74
Showa Shell Sekiyu KK (a)	7,900	72
SMC Corp.	4,400	754
Softbank Corp.	48,800	1,690
Sony Corp.	37,197	1,341
Stanley Electric Co., Ltd.	3,300	62

	Shares	Value (000)
Sumitomo Chemical Co., Ltd.	58,600	$289
Sumitomo Corp.	46,400	657
Sumitomo Electric Industries Ltd.	29,100	404
Sumitomo Heavy Industries Ltd.	22,000	141
Sumitomo Metal Industries Ltd.	230,000	567
Sumitomo Metal Mining Co., Ltd.	58,800	1,028
Sumitomo Mitsui Financial Group, Inc.	28,700	1,022
Sumitomo Realty & Development Co., Ltd.	19,000	454
Sumitomo Trust & Banking Co., Ltd. (The)	82,000	517
Suzuki Motor Corp.	11,400	281
T&D Holdings, Inc.	7,450	189
Taisei Corp.	55,000	129
Taisho Pharmaceutical Co., Ltd.	5,441	119
Takashimaya Co., Ltd. (a)	16,000	137
Takeda Pharmaceutical Co., Ltd.	28,900	1,422
TDK Corp.	5,500	383
Teijin Ltd.	38,400	164
Terumo Corp.	11,400	642
THK Co., Ltd.	2,300	53
Tobu Railway Co., Ltd. (a)	35,400	199
Toho Co., Ltd.	3,500	56
Tohoku Electric Power Co., Inc. (a)	9,200	205
Tokio Marine Holdings, Inc.	29,752	889
Tokyo Electric Power Co., Inc. (The)	22,500	550
Tokyo Electron Ltd.	12,100	766
Tokyo Gas Co., Ltd.	47,600	211
Tokyu Corp.	42,400	194
Tokyu Land Corp.	33,000	166
TonenGeneral Sekiyu KK (a)	15,000	164
Toppan Printing Co., Ltd.	17,600	161
Toray Industries, Inc.	52,100	311
Toshiba Corp.	130,000	708
Tosoh Corp. (a)	24,000	78
Toto Ltd.	21,600	157
Toyo Seikan Kaisha Ltd. (a)	8,500	162
Toyota Boshoku Corp. (a)	4,200	74
Toyota Industries Corp.	3,450	107
Toyota Motor Corp.	89,200	3,538
Trend Micro, Inc. (a)	5,100	168
Unicharm Corp. (a)	7,900	314
UNY Co., Ltd. (a)	5,900	60
Ushio, Inc.	2,300	44
USS Co., Ltd.	1,320	108
West Japan Railway Co.	20	75
Yahoo! Japan Corp. (a)	808	313
Yakult Honsha Co., Ltd. (a)	4,300	124
Yamada Denki Co., Ltd. (a)	4,430	302
Yamaha Corp.	5,400	67
Yamaha Motor Co., Ltd. (b)	1,900	31
Yamato Holdings Co., Ltd.	11,200	159
Yamazaki Baking Co., Ltd. (a)	6,000	72
Yokogawa Electric Corp.	11,600	92
		95,307

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Korea, Republic of (0.7%)
Amorepacific Corp. (b)	22	$22
Cheil Industries, Inc. (b)	481	47
Daewoo Securities Co., Ltd.	1,230	29
Doosan Heavy Industries and Construction Co., Ltd. (b)	646	49
GS Engineering & Construction Corp. (b)	417	43
Hana Financial Group, Inc.	1,290	49
Hynix Semiconductor, Inc. (b)	3,060	65
Hyundai Engineering & Construction Co., Ltd. (b)	500	32
Hyundai Heavy Industries Co., Ltd. (b)	284	111
Hyundai Mobis (b)	397	100
Hyundai Motor Co. (b)	949	145
Hyundai Steel Co. (b)	507	56
Industrial Bank of Korea (b)	2,060	34
KB Financial Group, Inc. (b)	2,410	127
Kia Motors Corp. (b)	1,430	64
Korea Electric Power Corp. (b)	1,710	45
Korea Exchange Bank	3,450	36
Korean Air Lines Co., Ltd. (b)	248	15
KT Corp. (b)	1,430	58
KT&G Corp. (b)	749	43
LG Chem Ltd. (b)	298	103
LG Corp. (b)	1,151	89
LG Display Co., Ltd. (b)	1,520	53
LG Electronics, Inc. (b)	617	64
LG Household & Health Care Ltd. (b)	62	21
Lotte Shopping Co., Ltd. (b)	87	36
NCSoft Corp. (b)	104	19
NHN Corp. (b)	282	56
OCI Co., Ltd. (b)	119	35
POSCO	400	172
S-Oil Corp.	490	40
Samsung C&T Corp. (b)	985	68
Samsung Electro-Mechanics Co., Ltd. (b)	391	43
Samsung Electronics Co., Ltd.	555	464
Samsung Electronics Co., Ltd. (Preference)	124	71
Samsung Engineering Co., Ltd. (b)	238	40
Samsung Fire & Marine Insurance Co., Ltd.	256	51
Samsung Heavy Industries Co., Ltd. (b)	1,520	55
Samsung SDI Co., Ltd. (b)	244	36
Samsung Securities Co., Ltd.	482	37
Samsung Techwin Co., Ltd. (b)	263	24
Shinhan Financial Group Co., Ltd. (b)	2,670	124
Shinsegae Co., Ltd.	108	58
SK Energy Co., Ltd. (b)	427	73
SK Telecom Co., Ltd.	333	51
Woori Finance Holdings Co., Ltd. (b)	1,590	22
		3,075
Malta (0.0%)
BGP Holdings PLC (b)(c)	72,261	—
Mexico (0.0%)
Wal-Mart de Mexico SAB de CV Series V	2	—	@

	Shares	Value (000)
Netherlands (2.8%)
Aegon N.V. (b)	75,461	$461
Akzo Nobel N.V.	13,243	823
ASML Holding N.V.	22,764	879
Corio N.V. REIT	2,333	150
Fugro N.V. CVA	4,112	338
Heineken N.V.	13,278	651
ING Groep N.V. CVA (b)	35,445	345
Koninklijke Ahold N.V.	1,806	24
Koninklijke DSM N.V.	7,843	446
Koninklijke KPN N.V.	108,793	1,587
Koninklijke Philips Electronics N.V.	67,688	2,073
Reed Elsevier N.V.	40,092	496
SBM Offshore N.V.	9,452	212
TNT N.V.	35,304	932
Unilever N.V. CVA	89,773	2,795
Wolters Kluwer N.V.	27,231	597
		12,809
Norway (2.4%)
DnB NOR ASA	58,449	820
Norsk Hydro ASA	68,888	503
Orkla ASA	68,589	667
Renewable Energy Corp. ASA (a)(b)	9,300	28
Seadrill Ltd. (a)	45,028	1,522
Statoil ASA (a)	55,757	1,324
Telenor ASA	121,666	1,977
Yara International ASA (a)	72,509	4,194
		11,035
Poland (1.9%)
Asseco Poland SA	18,156	325
Bank Handlowy w Warszawie SA	11,841	374
Bank Pekao SA	12,636	764
Bank Zachodni WBK SA	7,434	540
Getin Holding SA (b)	83,649	325
Globe Trade Centre SA (b)	15,400	127
KGHM Polska Miedz SA	30,679	1,793
PBG SA	2,300	165
Polski Koncern Naftowy Orlen SA (b)	71,214	1,102
Polskie Gornictwo Naftowe i Gazownictwo SA	182,195	220
Powszechna Kasa Oszczednosci Bank Polski SA	127,056	1,860
Telekomunikacja Polska SA	176,492	975
		8,570
Russia (1.8%)
Gazprom OAO ADR (a)	116,250	2,957
Lukoil OAO ADR (a)	23,600	1,350
MMC Norilsk Nickel ADR (a)	37,750	894
Mobile Telesystems OJSC ADR	24,500	511
NovaTek OAO GDR	2,800	335
Polyus Gold Co. ADR	6,600	241
Rosneft Oil Co. GDR	78,500	562
Surgutneftegaz ADR	39,900	427
Tatneft ADR	13,767	456
VTB Bank OJSC GDR	76,400	503
		8,236

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
Singapore (1.6%)
Ascendas REIT	60,000	$97
CapitaLand Ltd.	100,000	289
CapitaMall Trust REIT	85,514	130
City Developments Ltd.	22,741	223
ComfortDelgro Corp. Ltd.	64,538	78
DBS Group Holdings Ltd.	85,678	956
Fraser and Neave Ltd.	42,000	210
Genting Singapore plc (b)	284,000	485
Jardine Cycle & Carriage Ltd.	3,034	86
Keppel Corp. Ltd.	55,000	485
Noble Group Ltd. (a)	100,090	169
Olam International Ltd. (a)	15,000	37
Oversea-Chinese Banking Corp. Ltd.	157,758	1,214
SembCorp Industries Ltd.	44,183	177
SembCorp Marine Ltd. (a)	40,000	167
Singapore Airlines Ltd.	29,010	346
Singapore Exchange Ltd. (a)	24,581	161
Singapore Press Holdings Ltd. (a)	34,083	106
Singapore Technologies Engineering Ltd.	52,000	139
Singapore Telecommunications Ltd.	286,115	680
Singapore Telecommunications Ltd.	23,000	55
United Overseas Bank Ltd.	72,448	1,027
Wilmar International Ltd. (a)	45,000	197
		7,514
Spain (0.1%)
Telefonica SA	18,389	417
Sweden (3.4%)
Alfa Laval AB	15,660	330
Assa Abloy AB Series B	15,666	441
Atlas Copco AB, Class A	36,957	932
Atlas Copco AB, Class B	20,329	460
Electrolux AB	12,800	363
Etrion Corp. (b)	2,334	2
Getinge AB, Class B	14,547	305
Hennes & Mauritz AB, Class B	39,016	1,299
Holmen AB, Class B	2,976	98
Husqvarna AB, Class B (a)	12,800	107
Investor AB, Class B	19,200	411
Lundin Petroleum AB (b)	10,225	127
Nordea Bank AB	134,159	1,459
Oriflame Cosmetics SA (a)	10,049	529
Sandvik AB	55,374	1,079
Securitas AB, Class B	800	9
Skanska AB, Class B	33,035	655
SKF AB, Class B	17,153	489
SSAB AB, Class A	10,049	169
Svenska Cellulosa AB, Class B	32,967	521
Svenska Handelsbanken AB, Class A	29,657	948
Swedish Match AB	13,822	400
Tele2 AB, Class B	9,285	193
Telefonaktiebolaget LM Ericsson, Class B	183,200	2,129

		Shares	Value (000)
TeliaSonera AB		94,172	$746
Volvo AB, Class A (b)		22,880	391
Volvo AB, Class B (b)		54,987	969
			15,561
Switzerland (8.9%)
ABB Ltd. (Registered) (b)		161,738	3,603
Baloise-Holding AG		2,059	200
Cie Financiere Richemont SA		44,644	2,626
Credit Suisse Group AG (Registered)		24,002	967
GAM Holding Ltd. (b)		5,701	94
Geberit AG (Registered)		1,699	393
Givaudan SA (Registered)		320	345
Holcim Ltd. (Registered)		10,521	795
Julius Baer Group Ltd.		5,701	267
Logitech International SA (Registered) (a)(b)		9,587	183
Lonza Group AG (Registered)		1,429	115
Nestle SA (Registered)		181,613	10,635
Novartis AG (Registered)		95,391	5,606
Pargesa Holding SA		211	18
Roche Holding AG (Genusschein)		27,946	4,095
Schindler Holding AG		2,954	349
Straumann Holding AG (Registered) (a)		577	132
Swatch Group AG (The) (Registered)		3,150	254
Swatch Group AG (The) Series B		3,637	1,621
Swiss Life Holding AG (Registered) (b)		911	132
Swiss Reinsurance Co., Ltd. (Registered)		17,444	939
Swisscom AG (Registered)		1,138	500
Syngenta AG (Registered)		12,263	3,587
Synthes, Inc.		4,449	601
UBS AG (Registered) (b)		69,562	1,142
Zurich Financial Services AG		5,104	1,322
			40,521
Turkey (1.2%)
Akbank TAS		123,387	686
Anadolu Efes Biracilik Ve Malt Sanayii AS		33,902	514
BIM Birlesik Magazalar AS		10,604	360
Enka Insaat ve Sanayi AS		56,789	212
Eregli Demir ve Celik Fabrikalari TAS (b)		74,366	246
Haci Omer Sabanci Holding AS		48,886	228
KOC Holding AS		37,105	181
Tupras Turkiye Petrol Rafinerileri AS		14,701	367
Turk Telekomunikasyon AS		77,314	325
Turkcell Iletisim Hizmet AS		71,063	486
Turkiye Garanti Bankasi AS		144,854	734
Turkiye Halk Bankasi AS		27,259	231
Turkiye Is Bankasi Series C		131,043	467
Turkiye Vakiflar Bankasi Tao, Class D		60,091	152
Yapi ve Kredi Bankasi AS (b)		64,648	203
			5,392
United Kingdom (21.1%)
3	i Group PLC	15,010	77
Admiral Group PLC		6,443	152

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Aggreko PLC	39,687	$917
AMEC PLC	20,602	369
Anglo American PLC	54,812	2,850
AstraZeneca PLC	57,486	2,619
Aviva PLC	99,582	610
BAE Systems PLC	154,630	796
Balfour Beatty PLC	51,535	251
Barclays PLC	284,499	1,161
BG Group PLC	165,786	3,350
BHP Billiton PLC	87,633	3,485
BP PLC	540,395	3,922
British Airways PLC (a)(b)	38,342	163
British American Tobacco PLC	77,736	2,986
British Land Co. PLC REIT	38,285	313
British Sky Broadcasting Group PLC	99,848	1,146
BT Group PLC	475,069	1,339
Bunzl PLC	19,902	223
Burberry Group PLC	23,273	408
Capita Group PLC (The)	7,841	85
Capital Shopping Centres Group REIT	19,888	129
Carnival PLC	8,458	393
Centrica PLC	115,341	596
Charter International PLC	44,354	584
Cobham PLC	54,538	173
Compass Group PLC	103,888	941
Diageo PLC	113,643	2,100
Experian PLC	30,886	384
Firstgroup PLC	26,161	162
G4S PLC	15,397	61
GlaxoSmithKline PLC	216,685	4,189
Hammerson PLC REIT	30,676	200
Home Retail Group PLC	29,904	88
HSBC Holdings PLC	801,782	8,139
Imperial Tobacco Group PLC	30,916	949
Intercontinental Hotels Group PLC	17,451	338
International Power PLC	15,823	108
Invensys PLC	31,531	174
Investec PLC	4,531	37
J Sainsbury PLC	54,871	322
Johnson Matthey PLC	8,992	286
Kingfisher PLC	42,716	175
Land Securities Group PLC REIT	33,703	354
Legal & General Group PLC	256,939	388
Lloyds Banking Group PLC (b)	420,178	430
Man Group PLC	61,650	284
Marks & Spencer Group PLC	57,887	333
National Grid PLC	130,385	1,124
Next PLC	8,917	275
Old Mutual PLC	191,763	368
Pearson PLC	45,276	712
Petrofac Ltd.	12,834	318
Prudential PLC	86,112	897

	Shares	Value (000)
Randgold Resources Ltd.	8,768	$721
Reckitt Benckiser Group PLC	27,948	1,536
Reed Elsevier PLC	61,867	522
Rexam PLC	28,204	146
Rio Tinto PLC	60,731	4,248
Rolls-Royce Group PLC (b)	84,316	819
Royal Bank of Scotland Group PLC (b)	725,304	442
Royal Dutch Shell PLC, Class A	177,044	5,903
Royal Dutch Shell PLC, Class B	134,988	4,451
RSA Insurance Group PLC	130,488	255
SABMiller PLC	48,911	1,721
Sage Group PLC (The)	75,435	322
Schroders PLC	2,291	66
Scottish & Southern Energy PLC	57,581	1,100
Segro PLC REIT	31,021	139
Serco Group PLC	6,258	54
Severn Trent PLC	19,080	440
Smith & Nephew PLC	127,242	1,342
Smiths Group PLC	18,561	360
Standard Chartered PLC	101,615	2,734
Standard Life PLC	73,267	247
Tesco PLC	308,257	2,043
TI Automotive Class A (b)(c)	1,505	—
Unilever PLC	45,870	1,404
United Utilities Group PLC	7,825	72
Vodafone Group PLC	2,947,213	7,618
Whitbread PLC	10,255	286
Wolseley PLC (b)	2,880	92
WPP PLC	189,880	2,337
Xstrata PLC	58,479	1,373
		96,026
United States (0.0%)
Lend Lease Group	10,624	95
Total Common Stocks (Cost $383,859)		439,915
	No. of Rights
Rights (0.0%)
Brazil (0.0%)
Banco Bradesco SA (b) (Cost $—)	563	3
	No. of Warrants
Warrants (0.0%)
Hong Kong (0.0%)
Henderson Land Development Co., Ltd., expires 6/1/11 (b) (Cost $—)	12,600	3
	Shares
Short-Term Investments (6.1%)
Securities held as Collateral on Loaned Securities (5.8%)
Investment Company (4.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	20,356,105	20,356

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (1.3%)
Barclays Capital, Inc. (0.20%, dated 12/31/10, due 1/3/11; proceeds $3,903; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $3,981)	$3,902,866	$3,903
Deutsche Bank Securities, Inc. (0.28%, dated 12/31/10, due 1/3/11; proceeds $2,139; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $2,182)	2,139,428	2,139
		6,042
Total Securities held as Collateral on Loaned Securities (Cost $26,398)		26,398
	Shares
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	1,409,238	1,409
Total Short-Term Investments (Cost $27,807)		27,807
Total Investments (102.6%) (Cost $411,666) including $25,327 of Securities Loaned		467,728
Liabilities in Excess of Other Assets (-2.6%)		(11,901)
Net Assets (100.0%)		$455,827

(a)  All or a portion of this security was on loan at December 31, 2010.

(b)  Non-income producing security.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

@  Value is less than $500.

ADR  American Depositary Receipt

CVA  Certificaten Van Aandelen

GDR  Global Depositary Receipt

REIT  Real Estate Investment Trust

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Bank of New York Mellon
	EUR	391	$522	1/20/11	USD	523	$523	$1
	HKD	78,818	10,141	1/20/11	USD	10,142	10,142	1
	USD	1,268	1,268	1/20/11	JPY	105,878	1,304	36
Credit Suisse London Branch
	USD	2,752	2,752	1/20/11	EUR	2,056	2,748	(4)
Deutsche Bank AG London
	AUD	2,553	2,607	1/20/11	USD	2,541	2,541	(66)
	EUR	306	409	1/20/11	USD	410	410	1

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
Goldman Sachs International
	USD	7,279	$7,279	1/20/11	AUD	7,317	$7,469	$190
	USD	1,806	1,806	1/20/11	EUR	1,350	1,803	(3)
JPMorgan Chase
	USD	5,629	5,629	1/20/11	EUR	4,206	5,620	(9)
State Street Bank and Trust Co.
	USD	834	834	1/20/11	GBP	528	824	(10)
UBS AG
	EUR	3,271	4,371	1/20/11	USD	4,326	4,326	(45)
	GBP	1,014	1,582	1/20/11	USD	1,601	1,601	19
	HKD	17,236	2,218	1/20/11	USD	2,218	2,218	— @
	JPY	751,549	9,258	1/20/11	USD	8,914	8,914	(344)
	USD	19,147	19,147	1/20/11	EUR	14,306	19,117	(30)
	USD	1,628	1,628	1/20/11	JPY	135,978	1,675	47
	USD	2,334	2,334	1/20/11	JPY	191,340	2,357	23
			$73,785				$73,592	$(193)

@  —  Value is less than $500.

AUD  —  Australian Dollar

EUR  —  Euro

GBP  —  British Pound

HKD  —  Hong Kong Dollar

JPY  —  Japanese Yen

USD  —  United States Dollar

Futures Contracts:

The Portfolio had the following futures contract(s) open at period end:

	Number of Contracts	Value (000)	Expiration Date	Net Unrealized Appreciation (Depreciation) (000)
Long:
DAX Index (Germany)	31	$7,174	Mar-11	$(79)
Hang Seng China ENT (Hong Kong)	56	4,561	Jan-11	123
SGX CNX NIFTY (Singapore)	192	2,367	Jan-11	44
				$88

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,334	$—	$—		$2,334
Air Freight & Logistics	1,607	—	—		1,607
Airlines	883	—	—		883
Auto Components	3,463	—	—	†	3,463
Automobiles	15,491	—	—		15,491
Beverages	8,012	—	—		8,012
Biotechnology	306	—	—		306
Building Products	2,821	—	—		2,821
Capital Markets	5,055	—	—		5,055
Chemicals	20,729	—	—		20,729
Commercial Banks	44,928	—	—		44,928
Commercial Services & Supplies	2,012	—	—		2,012
Communications Equipment	4,287	—	—		4,287
Computers & Peripherals	2,202	—	—		2,202
Construction & Engineering	4,714	—	—		4,714
Construction Materials	2,014	—	—		2,014
Consumer Finance	88	—	—		88
Containers & Packaging	705	—	—		705
Distributors	608	—	—		608
Diversified Consumer Services	115	—	—		115
Diversified Financial Services	3,090	—	—	†	3,090
Diversified Telecommunication Services	13,106	—	—		13,106
Electric Utilities	7,152	—	—		7,152
Electrical Equipment	9,057	—	—		9,057
Electronic Equipment, Instruments & Components	6,893	—	—		6,893
Energy Equipment & Services	3,801	—	—		3,801
Food & Staples Retailing	8,712	—	—		8,712
Food Products	18,307	—	—		18,307
Gas Utilities	963	—	—		963
Health Care Equipment & Supplies	3,803	—	—		3,803
Health Care Providers & Services	652	—	—		652
Hotels, Restaurants & Leisure	3,484	—	—		3,484
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Household Durables	$4,443	$—	$—		$4,443
Household Products	2,175	—	—		2,175
Independent Power Producers & Energy Traders	108	—	—		108
Industrial Conglomerates	13,329	—	—		13,329
Information Technology Services	941	—	—		941
Insurance	12,059	—	—		12,059
Internet & Catalog Retail	88	—	—		88
Internet Software & Services	369	—	—		369
Leisure Equipment & Products	631	—	—		631
Life Sciences Tools & Services	115	—	—		115
Machinery	16,430	—	—		16,430
Marine	1,581	—	—		1,581
Media	7,149	—	—		7,149
Metals & Mining	43,155	—	—		43,155
Multi-Utilities	3,467	—	—		3,467
Multiline Retail	1,408	—	—		1,408
Office Electronics	4,128	—	—		4,128
Oil, Gas & Consumable Fuels	35,485	—	—		35,485
Paper & Forest Products	1,861	—	—		1,861
Personal Products	2,022	—	—		2,022
Pharmaceuticals	27,516	—	—		27,516
Professional Services	469	—	—		469
Real Estate Investment Trusts (REITs)	3,880	—	—		3,880
Real Estate Management & Development	10,321	—	—		10,321
Road & Rail	3,613	—	—		3,613
Semiconductors & Semiconductor Equipment	3,095	—	—		3,095
Software	4,757	—	—		4,757
Specialty Retail	3,361	—	—		3,361
Textiles, Apparel & Luxury Goods	7,269	—	—		7,269
Tobacco	5,437	—	—		5,437
Trading Companies & Distributors	6,388	—	—		6,388
Transportation Infrastructure	155	—	—		155
Water Utilities	440	—	—		440
Wireless Telecommunication Services	10,876	—	—		10,876
Total Common Stocks	439,915	—	—	†	439,915

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Active International Allocation Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Rights	$3	$—	$—		$3
Warrants	3	—	—		3
Short-Term Investments
Investment Company	21,765	—	—		21,765
Repurchase Agreements	—	6,042	—		6,042
Total Short-Term Investments	21,765	6,042	—		27,807
Futures Contracts	167	—	—		167
Foreign Currency Exchange Contracts	—	318	—		318
Total Assets	461,853	6,360	—	†	468,213
Liabilities:
Futures Contracts	(79)	—	—		(79)
Foreign Currency Exchange Contracts	—	(536)	—		(536)
Total Liabilities	(79)	(536)	—		(615)
Total	$461,774	$5,824	$—	†	$467,598

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $429,304,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Asian Equity Portfolio

The Asian Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equities securities of companies in the Asia-Pacific region, excluding Japan.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of 1.90%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country Asia Ex-Japan Index (the "Index") which returned 2.10% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  The Portfolio seeks long-term capital appreciation and integrates top-down country allocation and bottom-up stock selection.

•  The Portfolio will invest primarily in listed equity securities in markets within the Asia ex-Japan universe across the full market-cap range. At the close of the period, the Portfolio had a relative overweight exposure to South Korea and underweight exposures to Singapore and Taiwan.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	41.1%
Commercial Banks	15.0
Insurance	8.5
Investment Company	7.8
Oil, Gas & Consumable Fuels	6.1
Automobiles	5.8
Semiconductors & Semiconductor Equipment	5.5
Food Products	5.2
Pharmaceuticals	5.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Asian Equity Portfolio

	Shares	Value (000)
Common Stocks (99.0%)
China (27.6%)
AIA Group Ltd. (a)	10,600	$30
Belle International Holdings Ltd.	22,000	37
China Construction Bank Corp., Class H	69,000	62
China Mobile Ltd.	3,000	30
China Pacific Insurance Group Co., Ltd., Class H	10,800	45
China Shipping Container Lines Co. Ltd. (a)	88,000	39
Dongfeng Motor Group Co., Ltd., Class H	22,000	38
Ping An Insurance Group Co. of China Ltd., Class H	4,000	45
Tencent Holdings Ltd.	2,700	58
Want Want China Holdings Ltd.	44,000	38
		422
Hong Kong (7.5%)
BOC Hong Kong Holdings Ltd.	9,500	32
Kerry Properties Ltd.	5,500	29
Li & Fung Ltd.	4,000	23
Wharf Holdings Ltd.	4,000	31
		115
India (9.6%)
Dr Reddy's Laboratories Ltd. ADR	1,000	37
HDFC Bank Ltd. ADR	200	34
Infosys Technologies Ltd. ADR	500	38
Reliance Industries Ltd. GDR (b)	803	38
		147
Indonesia (4.7%)
Kalbe Farma Tbk PT	126,000	46
Straits Asia Resources Ltd.	14,000	27
		73
Korea, Republic of (23.7%)
Hyundai Engineering & Construction Co., Ltd. (a)	320	20
Hyundai Heavy Industries Co., Ltd. (a)	69	27
Hyundai Motor Co. (a)	380	58
KB Financial Group, Inc. (a)	550	29
LG Chem Ltd. (a)	115	40
OCI Co., Ltd. (a)	76	22
Samsung Electronics Co., Ltd.	107	90
Samsung Fire & Marine Insurance Co., Ltd.	103	20
Shinhan Financial Group Co., Ltd. (a)	809	38
Woongjin Coway Co., Ltd. (a)	530	19
		363
Malaysia (6.3%)
Axiata Group Bhd (a)	28,500	44
CIMB Group Holdings Bhd	19,000	52
		96
Philippines (2.4%)
SM Investments Corp.	2,920	36
Singapore (2.2%)
Olam International Ltd.	14,000	34

	Shares	Value (000)
Taiwan, Province of China (12.7%)
Asustek Computer, Inc.	4,000	$38
Chimei Innolux Corp. (a)	22,000	30
Hon Hai Precision Industry Co., Ltd.	12,000	48
Uni-President Enterprises Corp.	32,000	48
Yuanta Financial Holding Co., Ltd.	40,000	30
		194
Thailand (2.3%)
PTT PCL NVDR	3,300	35
Total Common Stocks (Cost $1,484)		1,515
Short-Term Investment (8.4%)
Investment Company (8.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $128)	127,658	128
Total Investments (107.4%) (Cost $1,612)		1,643
Liabilities in Excess of Other Assets (-7.4%)		(114)
Net Assets (100.0%)		$1,529

(a)  Non-income producing security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$96	$—	$—	$96
Capital Markets	30	—	—	30
Chemicals	62	—	—	62
Commercial Banks	247	—	—	247
Computers & Peripherals	38	—	—	38
Construction & Engineering	20	—	—	20
Distributors	23	—	—	23
Electronic Equipment, Instruments & Components	79	—	—	79
Food & Staples Retailing	34	—	—	34
Food Products	86	—	—	86
Household Durables	19	—	—	19
Industrial Conglomerates	36	—	—	36

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Asian Equity Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Common Stocks (cont'd)
Information Technology Services	$38	$—	$—	$38
Insurance	140	—	—	140
Internet Software & Services	59	—	—	59
Machinery	27	—	—	27
Marine	39	—	—	39
Oil, Gas & Consumable Fuels	100	—	—	100
Pharmaceuticals	82	—	—	82
Real Estate Management & Development	60	—	—	60
Semiconductors & Semiconductor Equipment	89	—	—	89
Specialty Retail	37	—	—	37
Wireless Telecommunication Services	74	—	—	74
Total Common Stocks	1,515	—	—	1,515
Short-Term Investment —
Investment Company	128	—	—	128
Total Assets	$1,643	$—	$—	$1,643

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Emerging Markets Portfolio

The Emerging Markets Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of issuers in emerging market countries.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 18.49%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index (the "Index"), which returned 18.88%.

Factors Affecting Performance

•  Emerging markets ended the year positively with a fourth quarter return of 7.34% (as measured by the MSCI Emerging Markets Net Index), continuing their trend of outperforming the developed markets as measured by the MSCI World Index. For the year, Emerging Europe, Middle East and Africa (EMEA) was the best relative performing region (+23.55%) as South Africa (+34.21%) Turkey (+20.81%) and Russia (+19.07) offset negative performance in Hungary (-9.58%) and the Czech Republic (-2.53%). Positive performance in Emerging Asia (+18.98%) was driven by Thailand (+55.71%), Malaysia (+37.01%) and Indonesia (+33.93%). Performance in Latin America (+14.66%) was led by Peru (+53.32%), Chile (+44.16%) and Colombia (+43.41).

•  The main contributors to the Portfolio's performance relative to the Index during the period included stock selection in India, Brazil, Korea, Egypt and Indonesia. Underweight allocations to China, Brazil and Russia also bolstered relative returns, as did overweight allocations to Thailand and Indonesia.

•  Detracting from relative gains, however, was stock selection in Russia, Taiwan, Mexico, China and Poland. Performance was further hampered by relative underweight positions in Chile, Malaysia, Colombia and Korea, as well as an overweight allocation to Egypt.

Management Strategies

•  In 2010, we positioned the Portfolio to try to capitalize on sources of stable growth in a global environment that we expected would be challenged by sluggish recoveries in much of the developed world, the widespread pulling back of many fiscal stimulus programs, and our concerns about both China's asset price inflation and its slower economic growth in the future. We were overweight in countries such as Indonesia, Poland, the Philippines and Egypt, where we expected domestic demand to remain robust, driven by a number of constructive factors — including low consumer leverage, healthy savings rates, steadily rising income on a per capita basis, and increasing access to credit linked to both accommodative monetary policy and reform benefiting consumers.

•  Toward the end of 2010, we began to decrease our overweight to financials generally as well as our overweight in Turkey and India. We increased our overweight in the Philippines and further decreased our underweight to China. We reduced our financials weighting in anticipation of negative market reaction to rising inflation and the risk of central bank tightening in certain countries. While still positive on Turkey's strong gross domestic product (GDP), we trimmed our overweight on inflation concerns and the risk of central bank tightening, given historically low interest rates. While still positive on India's endogenous economic growth, we decreased our overweight slightly on concerns about inflation, the widening trade deficit and the dependence on capital flows to fund the current account deficit.

•  We were overweight in those countries benefiting from higher growth and improving consumption patterns. This included Indonesia, which has a robust domestic economy that showed positive momentum aided by a low cost of borrowing. The political environment remains positive with the majority-supported president committed to ongoing reforms and investment friendly initiatives. We were also overweight in the Philippines, as we saw domestic confidence gain momentum, exports and overseas worker remittances remained strong, and help in transforming the current account deficit into surplus.

•  In Eastern Europe, we continued to focus on those countries with strong GDP growth, supported by such sustainable drivers as increasing investments, productivity gains and solid balance sheets. In

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Portfolio

Egypt we were encouraged that income per capita, while low, was rising steadily from a very low base, consumers have virtually no leverage and consumption is rising on both income and growing access to credit.

•  In Latin America, we remained underweight in Brazil, where we saw lofty valuations on domestic stocks, a likely deterioration in the outlook for commodities in the next 12 months and possible resumption of the interest rate hiking cycle. We were also underweight in Chile where the post-earthquake economic recovery was sharp, partly due to significant policy support. However, monetary policy normalization has begun and earnings are likely to moderate over the next 12 months.

•  Broadly speaking, as long as the developed market central banks keep real interest rates low, we believe capital should continue to flow to the best growth opportunities. This would allow many emerging markets countries to resume the high level of growth they experienced during the 2003-2007 expansion cycle, which was supported by widespread access to cheap financing. Aside from the short-term impact from the second round of the Federal Reserve's quantitative easing program, the trends shaping the investment universe this year are likely to continue, in our opinion.

•  Within emerging markets, there was an investor bias for quality in 2010. Growth stocks, particularly in the small- to mid-cap range and in the consumer sectors, are increasingly commanding attention within emerging markets. We expect quality growth names to continue to outperform larger, in many cases value-oriented, names.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) Emerging Markets Net Index(1) and the Lipper Emerging Markets Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	18.49%	11.34%	14.78%	10.42%
MSCI Emerging Markets Net Index	18.88	12.78	15.89	10.16
Lipper Emerging Markets Funds Index	20.14	11.25	15.17	—
Portfolio — Class P Shares w/o sales charges(5)	18.20	11.06	14.49	9.49
MSCI Emerging Markets Net Index	18.88	12.78	15.89	8.73
Lipper Emerging Markets Funds Index	20.14	11.25	15.17	8.71

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Portfolio

(1)  The Morgan Stanley Capital International (MSCI) Emerging Markets Net Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI Emerging Markets Net Index currently consists of 21 emerging market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Emerging Markets Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on September 25, 1992.

(5)  Commenced operations on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	55.3%
Commercial Banks	16.9
Wireless Telecommunication Services	8.1
Oil, Gas & Consumable Fuels	6.9
Metals & Mining	6.7
Food Products	6.1
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Emerging Markets Portfolio

	Shares	Value (000)
Common Stocks (96.8%)
Argentina (0.2%)
Banco Macro SA ADR105,550		$5,299
Brazil (11.6%)
Banco do Brasil SA	590,000	11,167
Banco Nacional SA (Preference) (a)(b)	295,998,880	—
BM&F Bovespa SA	2,142,100	16,943
BRF - Brasil Foods SA	1,320,652	21,751
Cia de Bebidas das Americas (Preference) ADR (c)	797,000	24,731
Hypermarcas SA (d)	419,200	5,689
Itau Unibanco Holding SA	252,062	6,042
Itau Unibanco Holding SA (Preference) ADR	1,300,774	31,232
MRV Engenharia e Participacoes SA	831,600	7,820
OGX Petroleo e Gas Participacoes SA (d)	1,035,700	12,478
PDG Realty SA Empreendimentos e Participacoes	2,494,400	15,267
Petroleo Brasileiro SA (Preference)	1,008,572	16,581
Petroleo Brasileiro SA ADR	346,224	12,289
Tim Participacoes SA ADR	171,300	5,848
Ultrapar Participacoes SA (Preference)	90,500	5,730
Vale SA (Preference)	150,084	4,385
Vale SA (Preference) ADR (c)	997,575	30,147
Vale SA ADR (c)	162,400	5,614
Vivo Participacoes SA ADR	449,100	14,636
		248,350
Chile (0.6%)
Antofagasta PLC	483,544	12,153
China (12.9%)
AIA Group Ltd. (d)	4,759,200	13,379
Bank of China Ltd., Class H	24,617,389	12,985
Belle International Holdings Ltd.	7,220,000	12,206
China Coal Energy Co., Class H	6,890,000	10,761
China Construction Bank Corp., Class H	29,142,250	26,132
China Gas Holdings Ltd.	11,970,000	5,221
China Life Insurance Co., Ltd., Class H	2,738,000	11,184
China Mobile Ltd.	1,851,000	18,384
China Oilfield Services Ltd., Class H	4,674,000	10,126
China Pacific Insurance Group Co., Ltd., Class H (c)	2,649,600	11,010
China Resources Power Holdings Co., Ltd.	5,171,900	9,369
China Telecom Corp. Ltd., Class H	20,432,000	10,699
China ZhengTong Auto Services Holdings Ltd. (d)	4,740,000	4,470
CNOOC Ltd.	7,340,000	17,413
Dongfeng Motor Group Co., Ltd., Class H	5,453,000	9,401
Hengan International Group Co., Ltd.	725,000	6,254
JA Solar Holdings Co., Ltd. ADR (c)(d)	760,270	5,261
Netease.com ADR (d)	121,900	4,407
Ping An Insurance Group Co. of China Ltd., Class H	1,060,000	11,851
Shanghai Industrial Holdings Ltd.	2,169,000	9,376
Sohu.com, Inc. (d)	158,500	10,063

	Shares	Value (000)
Tencent Holdings Ltd. (c)	729,500	$15,852
Tsingtao Brewery Co., Ltd., Class H (c)	1,002,000	5,247
Want Want China Holdings Ltd.	9,156,000	8,022
Xinjiang Goldwind Science & Technology Co. Ltd. (d)	3,289,400	6,813
Yanzhou Coal Mining Co. Ltd.	3,698,000	11,299
		277,185
Czech Republic (0.9%)
Komercni Banka AS	77,986	18,454
Egypt (1.9%)
Commercial International Bank Egypt SAE	1,997,070	16,307
Egyptian Financial Group-Hermes Holding	738,217	4,314
Egyptian Financial Group-Hermes Holding GDR	147,669	1,773
Juhayna Food Industries (d)	5,817,381	6,093
Telecom Egypt	3,733,703	11,629
		40,116
Hungary (0.6%)
Richter Gedeon Nyrt	65,167	13,327
India (9.4%)
Asian Paints Ltd.	117,754	7,581
Dr. Reddy's Laboratories Ltd.	331,492	12,327
Engineers India Ltd.	772,443	5,760
Glenmark Pharmaceuticals Ltd.	1,285,390	10,409
HDFC Bank Ltd.	415,337	21,794
Hindalco Industries Ltd.	2,021,516	11,167
IndusInd Bank Ltd.	1,809,598	10,819
Infosys Technologies Ltd.	430,959	33,181
Infrastructure Development Finance Co. Ltd.	2,353,746	9,612
ITC Ltd.	1,400,573	5,470
Jindal Steel & Power Ltd.	441,904	7,037
KSK Energy Ventures Ltd. (d)	1,291,277	3,896
Larsen & Toubro Ltd.	231,698	10,256
Reliance Industries Ltd.	823,811	19,505
Rural Electrification Corp. Ltd.	1,010,383	6,759
Sun TV Network Ltd.	548,695	6,453
Tata Consultancy Services Ltd.	471,314	12,286
Tata Motors Ltd.	262,513	7,681
		201,993
Indonesia (4.3%)
Astra International Tbk PT	3,271,000	19,804
Bank Central Asia Tbk PT	19,830,500	14,086
Golden Agri-Resources Ltd.	17,982,000	11,210
Indofood Sukses Makmur Tbk PT	19,488,000	10,544
Indosat Tbk PT	15,684,500	9,400
Lippo Karawaci Tbk PT	167,074,500	12,609
Perusahaan Gas Negara PT	8,093,500	3,975
Telekomunikasi Indonesia Tbk PT	13,012,500	11,482
		93,110
Korea, Republic of (12.2%)
Amorepacific Corp. (d)	4,713	4,730
Cheil Industries, Inc. (d)	99,994	9,780
Cheil Worldwide, Inc. (d)	588,415	7,181

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Korea, Republic of (cont'd)
GS Engineering & Construction Corp. (d)	68,167	$6,968
Hana Financial Group, Inc.	150,780	5,753
Hyundai Engineering & Construction Co., Ltd. (d)	84,738	5,398
Hyundai Heavy Industries Co., Ltd. (d)	21,167	8,262
Hyundai Mobis (d)	61,160	15,332
Hyundai Motor Co. (d)	136,824	20,917
Hyundai Steel Co. (d)	44,627	4,896
KB Financial Group, Inc. (d)	314,129	16,607
LG Chem Ltd. (d)	56,369	19,420
LG Display Co., Ltd. (d)	220,500	7,733
LG Display Co., Ltd. ADR (c)(d)	38,500	683
NHN Corp. (d)	48,333	9,667
OCI Co., Ltd. (d)	33,097	9,624
Samsung C&T Corp. (d)	121,586	8,453
Samsung Electronics Co., Ltd.	56,225	47,015
Samsung Electronics Co., Ltd. (Preference)	13,668	7,816
Samsung Fire & Marine Insurance Co., Ltd.	58,200	11,539
Shinhan Financial Group Co., Ltd. (d)	331,676	15,460
Shinsegae Co., Ltd. (d)	11,565	6,257
SSCP Co., Ltd.	318,450	1,347
Woongjin Coway Co., Ltd. (d)	317,562	11,277
		262,115
Lebanon (0.7%)
Banque Audi sal- Audi Saradar Group GDR	890,017	7,992
BLOM Bank SAL GDR	705,280	7,335
		15,327
Malaysia (1.5%)
Axiata Group Bhd (d)	15,418,800	23,752
Sime Darby Bhd	2,989,400	8,531
		32,283
Mexico (5.8%)
America Movil SAB de CV, Class L ADR	746,944	42,830
Desarrolladora Homex SAB de CV ADR (c)(d)	188,166	6,362
Empresas ICA SAB de CV (d)	1,792,600	4,574
Fomento Economico Mexicano SAB de CV ADR	294,300	16,457
Genomma Lab Internacional SA de CV, Class B (d)	3,236,600	7,857
Grupo Financiero Banorte SAB de CV Series O	2,664,900	12,666
Grupo Mexico SAB de CV	2,702,300	11,124
Wal-Mart de Mexico SAB de CV Series V	7,784,300	22,244
		124,114
Peru (1.8%)
Cia de Minas Buenaventura SA ADR	209,690	10,267
Credicorp Ltd.	136,215	16,197
Southern Copper Corp.	250,582	12,213
		38,677
Philippines (2.1%)
Ayala Corp.	920,100	8,275
Metro Pacific Investments Corp.	101,486,000	9,011
Metropolitan Bank & Trust	5,921,150	9,731

	Shares	Value (000)
Philippine Long Distance Telephone Co.	142,420	$8,303
SM Investments Corp.	764,080	9,470
		44,790
Poland (3.4%)
Bank Pekao SA	216,287	13,078
Central European Distribution Corp. (d)	466,004	10,671
Jeronimo Martins SGPS SA	940,720	14,331
Powszechna Kasa Oszczednosci Bank Polski SA	1,277,464	18,706
Telekomunikacja Polska SA	2,745,035	15,161
		71,947
Russia (4.9%)
Alliance Cellulose Ltd. (a)(b)	592,359	—
Federal Hydrogenerating Co. JSC (d)	10,798,078	577
Lukoil OAO ADR	389,942	22,312
Mail.ru Group Ltd. GDR (d)(e)	220,084	7,923
O'Key Group SA GDR (d)(e)	663,999	9,143
Protek (d)	4,148,283	8,697
Sberbank of Russian Federation	11,963,655	40,853
Wimm-Bill-Dann Foods OJSC ADR	470,216	15,503
		105,008
South Africa (7.3%)
AVI Ltd.	2,872,300	13,142
Clicks Group Ltd.	1,811,300	11,917
Impala Platinum Holdings Ltd.	809,100	28,613
Imperial Holdings Ltd.	436,700	8,451
MTN Group Ltd.	1,653,392	33,738
Naspers Ltd., Class N	501,796	29,551
Pick n Pay Stores Ltd. (c)	1,754,348	12,889
SABMiller PLC	512,857	18,337
		156,638
Taiwan, Province of China (8.1%)
Acer, Inc.	3,271,478	10,110
Asustek Computer, Inc.	1,090,800	10,363
AU Optronics Corp. (d)	7,443,130	7,735
Catcher Technology Co. Ltd.	1,259,000	4,664
Chimei Innolux Corp. (d)	6,575,000	9,088
China Steel Corp.	5,855,435	6,728
Formosa Plastics Corp.	3,349,000	11,199
Fubon Financial Holding Co., Ltd.	6,736,933	9,242
Hon Hai Precision Industry Co., Ltd.	6,137,101	24,732
HTC Corp.	521,623	16,101
Kinsus Interconnect Technology Corp.	1,339,000	4,547
Lite-On Technology Corp.	2,333,422	3,209
MStar Semiconductor, Inc. (d)	79,000	761
Taiwan Fertilizer Co., Ltd.	2,292,000	8,569
Taiwan Semiconductor Manufacturing Co., Ltd.	10,859,205	26,444
Uni-President Enterprises Corp.	8,405,500	12,468
Yuanta Financial Holding Co., Ltd.	9,848,000	7,363
		173,323

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

	Shares	Value (000)
Thailand (2.9%)
Kasikornbank PCL (Foreign)	1,145,200	$4,958
Kasikornbank PCL NVDR	3,197,200	13,311
PTT PCL NVDR	1,224,100	12,994
Siam Cement PCL NVDR	1,370,200	15,500
Siam Commercial Bank PCL (Foreign)	1,838,200	6,311
Total Access Communication PCL NVDR	7,227,800	10,070
		63,144
Turkey (2.6%)
Anadolu Efes Biracilik Ve Malt Sanayii AS	1,015,719	15,394
Coca-Cola Icecek AS	595,844	7,873
TAV Havalimanlari Holding AS (d)	2,732,613	13,238
Tupras Turkiye Petrol Rafinerileri AS	310,276	7,757
Turk Telekomunikasyon AS	2,520,174	10,609
		54,871
United States (1.1%)
Mead Johnson Nutrition Co.	371,770	23,143
Total Common Stocks (Cost $1,581,197)		2,075,367
	No. of Rights
Rights (0.0%)
Brazil (0.0%)
Banco Bradesco SA, expires 1/31/11 (d)	2,739	14
Philippines (0.0%)
Metropolitan Bank & Trust, expires 1/14/11 (d)	619,561	311
Total Rights (Cost $—)		325
	Shares
Investment Company (1.0%)
India (1.0%)
Morgan Stanley Growth Fund (See Note G-2) (d) (Cost $2,779)	14,099,132	21,813
Short-Term Investments (5.7%)
Securities held as Collateral on Loaned Securities (3.1%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	50,980,020	50,980
	Face Amount (000)
Repurchase Agreements (0.7%)
Barclays Capital, Inc., (0.20%, dated 12/31/10, due 1/3/11; proceeds $9,775; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $9,970)	$9,774	9,774
Deutsche Bank Securities, Inc., (0.28%, dated 12/31/10, due 1/3/11; proceeds $5,358; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $5,465)	5,358	5,358
		15,132
Total Securities held as Collateral on Loaned Securities (Cost $66,112)		66,112

	Shares	Value (000)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $56,771)	56,770,884	$56,771
Total Short-Term Investments (Cost $122,883)		122,883
Total Investments (103.5%) (Cost $1,706,859) Including $83,309 of Securities Loaned		2,220,388
Liabilities in Excess of Other Assets (-3.5%)		(75,176)
Net Assets (100.0%)		$2,145,212

(a)  Security has been deemed illiquid at December 31, 2010.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at $0, representing 0.0% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  All or a portion of security on loan at December 31, 2010.

(d)  Non-income producing security.

(e)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

ADR  American Depositary Receipt

GDR  Global Depositary Receipt

NVDR  Non-Voting Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Auto Components	$15,332	$—	$—		$15,332
Automobiles	54,592	—	—		54,592
Beverages	98,709	—	—		98,709
Capital Markets	13,450	—	—		13,450
Chemicals	67,520	—	—		67,520
Commercial Banks	311,605	51,671	—	†	363,276
Communications Equipment	16,101	—	—		16,101
Computers & Peripherals	28,345	—	—		28,345
Construction & Engineering	32,956	—	—		32,956
Construction Materials	15,500	—	—		15,500
Distributors	8,451	—	—		8,451
Diversified Financial Services	59,842	—	—		59,842
Diversified Telecommunication Services	59,579	—	—		59,579

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Electric Utilities	$3,896	$577	$—		$4,473
Electrical Equipment	6,813	—	—		6,813
Electronic Equipment, Instruments & Components	49,971	—	—		49,971
Energy Equipment & Services	10,126	—	—		10,126
Food & Staples Retailing	55,721	—	—		55,721
Food Products	131,020	—	—		131,020
Gas Utilities	9,195	—	—		9,195
Health Care Providers & Services	—	8,697	—		8,697
Household Durables	40,725	—	—		40,725
Household Products	5,690	—	—		5,690
Independent Power Producers & Energy Traders	9,369	—	—		9,369
Industrial Conglomerates	27,378	—	—		27,378
Information Technology Services	45,467	—	—		45,467
Insurance	58,962	—	—		58,962
Internet Software & Services	39,989	—	—		39,989
Machinery	15,943	—	—		15,943
Media	43,186	—	—		43,186
Metals & Mining	144,343	—	—		144,343
Multiline Retail	11,917	—	—		11,917
Oil, Gas & Consumable Fuels	149,120	—	—		149,120
Paper & Forest Products	—	—	—	†	—	†
Personal Products	10,984	—	—		10,984
Pharmaceuticals	43,921	—	—		43,921
Real Estate Management & Development	12,609	—	—		12,609
Semiconductors & Semiconductor Equipment	91,844	—	—		91,844
Specialty Retail	12,205	—	—		12,205
Tobacco	5,470	—	—		5,470
Trading Companies & Distributors	8,453	—	—		8,453
Transportation Infrastructure	13,238	—	—		13,238
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Wireless Telecommunication Services	$174,885	$—	$—		$174,885
Total Common Stocks	2,014,422	60,945	—	†	2,075,367
Rights	14	311			325
Investment Company	21,813	—	—		21,813
Short-Term Investment
Investment Company	107,751	—	—		107,751
Repurchase Agreements	—	15,132	—		15,132
Total Short-Term Investments	107,751	15,132	—		122,883
Total Assets	$2,144,000	$76,388	$—	†	$2,220,388

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $1,101,773,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Advantage Portfolio

The Global Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of 0.10%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index") which returned 0.63% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Company	45.6%
Other*	37.2
Hotels, Restaurants & Leisure	6.1
Beverages	5.9
Food Products	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.6%)
Australia (1.5%)
QR National Ltd. (a)	5,965	$17
Brazil (6.4%)
Cia de Bebidas das Americas	655	17
Natura Cosmeticos SA	1,851	53
		70
Canada (8.7%)
Brookfield Asset Management, Inc., Class A	1,530	51
Canadian National Railway Co.	250	16
Fairfax Financial Holdings Ltd.	70	29
		96
China (4.3%)
China Merchants Holdings International Co., Ltd.	8,000	32
Tingyi Cayman Islands Holding Corp.	6,000	15
		47
France (4.4%)
Edenred (a)	2,084	49
Hong Kong (4.2%)
Li & Fung Ltd.	8,000	46
Mexico (3.1%)
America Movil SAB de CV, Class L ADR	295	17
Fomento Economico Mexicano SAB de CV ADR	300	17
		34
Singapore (4.7%)
Genting Singapore plc (a)	10,000	17
Jardine Matheson Holdings Ltd.	800	35
		52
Switzerland (9.2%)
Nestle SA ADR	847	50
Schindler Holding AG	431	51
		101
United Kingdom (10.5%)
British American Tobacco PLC ADR	432	34
Diageo PLC ADR	447	33
Intertek Group PLC	1,769	49
		116
United States (41.6%)
Amazon.com, Inc. (a)	213	38
Anheuser-Busch InBev ADR	869	50
Apple, Inc. (a)	120	39
Berkshire Hathaway, Inc., Class B (a)	346	28
Costco Wholesale Corp.	385	28
eBay, Inc. (a)	1,371	38
Google, Inc., Class A (a)	64	38
Mead Johnson Nutrition Co.	629	39
Philip Morris International, Inc.	852	50
QEP Resources, Inc.	764	28
Starbucks Corp.	854	27
Thermo Fisher Scientific, Inc. (a)	497	28
Yum! Brands, Inc.	560	27
		458
Total Common Stocks (Cost $1,084)		1,086

	Shares	Value (000)
Short-Term Investment (82.7%)
Investment Company (82.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $911)	911,049	$911
Total Investments (181.3%) (Cost $1,995)		1,997
Liabilities in Excess of Other Assets (-81.3%)		(896)
Net Assets (100.0%)		$1,101

(a)  Non-income producing security.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$117	$—	$—	$117
Computers & Peripherals	39	—	—	39
Distributors	46	—	—	46
Food & Staples Retailing	28	—	—	28
Food Products	104	—	—	104
Hotels, Restaurants & Leisure	121	—	—	121
Industrial Conglomerates	35	—	—	35
Insurance	57	—	—	57
Internet & Catalog Retail	38	—	—	38
Internet Software & Services	76	—	—	76
Life Sciences Tools & Services	28	—	—	28
Machinery	51	—	—	51
Oil, Gas & Consumable Fuels	28	—	—	28
Personal Products	53	—	—	53
Professional Services	49	—	—	49
Real Estate Management & Development	51	—	—	51
Road & Rail	33	—	—	33
Tobacco	83	—	—	83
Transportation Infrastructure	32	—	—	32
Wireless Telecommunication Services	17	—	—	17
Total Common Stocks	1,086	—	—	1,086
Short-Term Investment — Investment Company	911	—	—	911
Total Assets	$1,997	$—	$—	$1,997

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Discovery Portfolio

The Global Discovery Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of -0.30%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index") which returned 0.63% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•  In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Investment Company	46.2%
Other*	40.3
Beverages	6.9
Food Products	6.6
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Discovery Portfolio

	Shares	Value (000)
Common Stocks (89.6%)
Australia (3.7%)
DuluxGroup Ltd.	16,500	$46
Belgium (7.4%)
Anheuser-Busch InBev N.V.	1,601	92
Canada (1.8%)
Toromont Industries Ltd.	737	23
France (7.2%)
Carrefour SA	548	22
Edenred (a)	2,865	68
		90
Germany (4.3%)
Beiersdorf AG	946	53
Greece (5.9%)
Jumbo SA	11,100	73
Italy (1.9%)
Pirelli & C SpA	2,863	23
Spain (3.6%)
Zardoya Otis SA	3,199	45
Sweden (6.0%)
CDON Group AB (a)	5,059	23
Hennes & Mauritz AB, Class B	1,562	52
		75
Switzerland (11.0%)
Nestle SA (Registered)	2,337	137
United Kingdom (3.6%)
Intertek Group PLC	1,620	45
United States (33.2%)
Covanta Holding Corp.	2,634	45
Diana Shipping, Inc. (a)	3,622	44
Dresser-Rand Group, Inc. (a)	1,075	46
Intuitive Surgical, Inc. (a)	262	67
Motorola, Inc. (a)	2,408	92
NVR, Inc. (a)	66	46
PepsiCo, Inc.	787	51
Sherwin-Williams Co. (The)	271	23
		414
Total Common Stocks (Cost $1,118)		1,116
Short-Term Investment (77.0%)
Investment Company (77.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $960)	959,774	960
Total Investments (166.6%) (Cost $2,078)		2,076
Liabilities in Excess of Other Assets (-66.6%)		(830)
Net Assets (100.0%)		$1,246

(a)  Non-income producing security.

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$23	$—	$—	$23
Beverages	143	—	—	143
Chemicals	23	—	—	23
Commercial Services & Supplies	45	—	—	45
Communications Equipment	92	—	—	92
Energy Equipment & Services	46	—	—	46
Food & Staples Retailing	22	—	—	22
Food Products	137	—	—	137
Health Care Equipment & Supplies	67	—	—	67
Hotels, Restaurants & Leisure	68	—	—	68
Household Durables	46	—	—	46
Internet & Catalog Retail	23	—	—	23
Leisure Equipment & Products	73	—	—	73
Machinery	68	—	—	68
Marine	44	—	—	44
Metals & Mining	46	—	—	46
Personal Products	53	—	—	53
Professional Services	45	—	—	45
Specialty Retail	52	—	—	52
Total Common Stocks	1,116	—	—	1,116
Short-Term Investment — Investment Company	960	—	—	960
Total Assets	$2,076	$—	$—	$2,076

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Franchise Portfolio

The Global Franchise Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of issuers located throughout the world, that it believes have, among other things, resilient business franchises and growth potential.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 14.07%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) World Index (the "Index"), which returned 11.76%.

Factors Affecting Performance

•  The equity market "risk lever" lurched hard to "on" in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month, leading the MSCI World Index to a strong finish to a manic-depressive "risk on, risk off" trading year. The December 7.4% return put the Index 11.8% ahead for the year.

•  2010 was also a year that experienced one of the highest levels of stock correlation ever — greater even than that during the Lehman Brothers crisis. Markets have largely responded to three themes — a second round of quantitative easing in the U.S., debt-ridden countries around the European periphery, and BRIC (Brazil, Russia, India, and China) growth — with stocks fluctuating according to their perceived interrelation with these themes, often in contrast to their actual relevance. This is both a source of frustration and opportunity for stock pickers. It is frustrating when stocks are rewarded or punished when longer-term fundamentals (that we obsess over) do not justify such moves. On the other hand, market volatility can often present buying opportunities for investment candidates.

•  The Portfolio posted strong absolute and relative performance over the full year.

•  Although stock selection in consumer discretionary and underweight allocations to the top-performing materials and industrials sectors detracted from performance for the year, this was more than offset by strong stock selection in and the allocation to consumer staples, and the underweight allocation to financials, one of the weakest-performing sectors.

•  The portfolio's underweight in health care and no exposure to the worst performing utilities sector also added to performance for the year.

•  Positive contributors to performance during the period were British American Tobacco, Swedish Match, and Nestle.

•  The largest detractors were Wolters Kluwer, McGraw-Hill and Experian.

Management Strategies

•  During the year, we sold out of Starbucks, Ebay, Fortune Brands, Career Education, Wolters Kluwer and McGraw-Hill. We initiated positions in Mead Johnson, Admiral, Accenture, Microsoft, Visa, Herbalife and Davide Compari.

•  We do remain nervous about the potential contortions of markets subject to the macroeconomic pressures created from the titanic struggle between central banks' quantitative easing and the Western world's need to reduce debt. However, we also remain convinced that finding companies whose long-term fortunes are relatively free from such market disturbance — companies with high return on invested capital, pricing power, high-quality management and a conservative financial structure — are important and vastly underrated attributes in today's hyper-competitive and unpredictable world.

•  We remain focused on the Global Franchise philosophy of investing. We look for companies with high-quality franchises, built on dominant and durable intangible assets, which possess pricing power and low capital intensity. This involves investing in well-run companies that capitalize on their intangible assets to compound shareholder wealth at a superior rate over the long-term. We follow a disciplined investment process based on fundamental analysis and bottom-up stock selection with sector, industry and stock weights driven by an assessment of each stock's quality and value characteristics. The end result is a concentrated portfolio aimed at earning attractive absolute returns with less volatility than the broader markets.

  The information contained in this overview regarding specific securities is for informational purposes only and should not be construed as a recommendation to purchase or sell the securities mentioned.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Franchise Portfolio

*  Minimum Investment

**  Commenced Operations on November 28, 2001.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) World Index(1) and the Lipper Global Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	14.07%	6.99%	11.02%
MSCI World Index	11.76	2.43	4.84
Lipper Global Multi-Cap Growth Funds Index	19.93	6.00	7.25
Portfolio — Class P Shares w/o sales charges(4)	13.83	6.72	10.72
MSCI World Index	11.76	2.43	4.84
Lipper Global Multi-Cap Growth Funds Index	19.93	6.00	7.25

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and/or reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on November 28, 2001.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	27.2%
Tobacco	24.3
Food Products	19.0
Household Products	11.1
Beverages	10.5
Information Technology Services	7.9
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Franchise Portfolio

	Shares	Value (000)
Common Stocks (97.0%)
Finland (2.7%)
Kone Oyj, Class B	47,442	$2,637
France (0.3%)
Danone	4,709	296
Italy (1.1%)
Davide Campari-Milano S.p.A.	165,108	1,075
Japan (3.1%)
Kao Corp.	114,900	3,096
Netherlands (1.5%)
Reed Elsevier N.V.	121,683	1,505
Sweden (4.9%)
Swedish Match AB	168,411	4,875
Switzerland (9.9%)
Nestle SA (Registered)	120,211	7,039
Novartis AG (Registered)	48,283	2,838
		9,877
United Kingdom (31.3%)
Admiral Group PLC	94,364	2,229
British American Tobacco PLC	212,542	8,163
Diageo PLC	127,297	2,352
Experian PLC	41,701	519
Imperial Tobacco Group PLC	211,190	6,480
Reckitt Benckiser Group PLC	117,318	6,448
Unilever PLC	159,387	4,878
		31,069
United States (42.2%)
Accenture PLC, Class A	89,191	4,325
Brown-Forman Corp., Class B	14,854	1,034
Dr. Pepper Snapple Group, Inc.	170,999	6,012
Herbalife Ltd.	20,483	1,400
Kellogg Co.	90,785	4,637
Mead Johnson Nutrition Co.	32,838	2,044
Microsoft Corp.	176,901	4,939
Moody's Corp.	96,463	2,560
Philip Morris International, Inc.	77,833	4,556
Procter & Gamble Co. (The)	71,299	4,587
Scotts Miracle-Gro Co. (The), Class A	34,524	1,753
Visa, Inc., Class A	49,852	3,509
Weight Watchers International, Inc.	16,111	604
		41,960
Total Common Stocks (Cost $80,651)		96,390
Short-Term Investment (2.9%)
Investment Company (2.9%)
Morgan Stanley Institutional Liquidity Funds — Government Portfolio — Institutional Class (See Note G-2) (Cost $2,873)	2,873,019	2,873
Total Investments (99.9%) (Cost $83,524)		99,263
Other Assets in Excess of Liabilities (0.1%)		56
Net Assets (100.0%)		$99,319

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$10,473	$—	$—	$10,473
Chemicals	1,753	—	—	1,753
Diversified Consumer Services	604	—	—	604
Diversified Financial Services	2,560	—	—	2,560
Food Products	18,894	—	—	18,894
Household Products	11,035	—	—	11,035
Information Technology Services	7,834	—	—	7,834
Insurance	2,229	—	—	2,229
Machinery	2,637	—	—	2,637
Media	1,505	—	—	1,505
Personal Products	4,496	—	—	4,496
Pharmaceuticals	2,838	—	—	2,838
Professional Services	519	—	—	519
Software	4,939	—	—	4,939
Tobacco	24,074	—	—	24,074
Total Common Stocks	96,390	—	—	96,390
Short-Term Investment — Investment Company	2,873	—	—	2,873
Total Assets	$99,263	$—	$—	$99,263

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $51,126,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Opportunity Portfolio

The Global Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies located throughout the world, with capitalizations within the range of companies included in the MSCI All Country World Index.

Performance

On May 21, 2010, the Global Opportunity Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Global Growth Fund (the "Predecessor Fund") (the "Reorganization").

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of March 31. The last audited fiscal year was for the twelve months ended March 31, 2010.

The financial highlights included in this annual report cover the period from April 1, 2010 to December 31, 2010.

For the period from April 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 21.51%, net of fees, for Class I shares. During the period, the Portfolio's Class I shares outperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World Index (the "Index"), which returned 9.25%, and the MSCI All Country World Growth Index, which returned 11.71%. (Note, the performance of the Portfolio's Class I shares for the period April 1, 2010 to December 31, 2010 reflects, for the period prior to the Reorganization, the historical performance of Class I shares of the Predecessor Fund.)

Factors Affecting Performance

•  Global equity markets were volatile in the period from April 1, 2010 through December 31, 2010, but generally finished the period higher as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was based on a number of factors including the U.S. Federal Reserve's decision to implement a second round of Treasury bond purchases (known as quantitative easing), bailouts for debt-laden Greece and Ireland, and some improved economic data in the U.S. However, serious challenges to global growth remained. Investors continue to wait for a turnaround in the U.S. housing and jobs markets, and government debt at the state and local levels is a major concern. Although the risk of default in the peripheral European countries lessened, investors will be watching how Europe tackles its structural problems. Inflation and runaway growth in emerging market economies also remain a concern.

•  For the reporting period, the Portfolio outperformed the Index. Both stock selection and an overweight in consumer discretionary contributed positively to relative performance, led by exposure to the consumer durables and apparel industry.

•  Both stock selection and an underweight in financials benefited relative performance, particularly in the diversified financials industry.

•  Stock selection in information technology was favorable, although an overweight in the sector dampened relative returns. Within the sector, the software and services industry was the most additive.

•  Conversely, stock selection in health care hampered relative performance, but relative weakness was somewhat mitigated by the benefit of an underweight in the sector. The sector's primary detractor was in the health care equipment and services industry.

•  Both stock selection and an underweight in energy were disadvantageous to relative returns. Within the sector, our exposure to a natural gas producer negatively affected relative performance.

•  Avoidance of telecommunication services stocks also hurt relative performance.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Opportunity Portfolio

*  Minimum Investment

**  Commenced Operations on May 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the MSCI All Country World Index(1), the MSCI All Country World Growth Index(2), and the Lipper Global Multi-Cap Growth Funds Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	29.10%	—	—	5.99%
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
Portfolio — Class H Shares w/o sales charges(5)	28.83	—	—	5.77
Portfolio — Class H Shares with maximum sales charges(5)	22.66	—	—	3.80
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
Portfolio — Class L Shares w/o sales charges(5)	28.49	—	—	5.65
MSCI All Country World Index	12.67	—	—	–3.93
MSCI All Country World Growth Index	15.11	—	—	–3.48
Lipper Global Multi-Cap Growth Funds Index	19.93	—	—	–0.64
	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class P Shares w/o sales charges(5)	—	—	—	34.11%
MSCI All Country World Index	—	—	—	21.88
MSCI All Country World Growth Index	—	—	—	24.65
Lipper Global Multi-Cap Growth Funds Index	—	—	—	25.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Portfolio's primary benchmark was changed in June 2010 from the MSCI All Country World Growth Index to the MSCI All Country World Index because the Adviser believes the MSCI All Country World Index is a more appropriate benchmark for the Portfolio.The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International All Country (MSCI AC) World Growth Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global growth stocks of developed and emerging markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI AC World Growth Index currently consists of 48 country indices comprising 23 developed and 25 emerging market indices. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Global Multi-Cap Growth Funds classification. There are currently 10 funds represented in this Index. As of the date of this Prospectus, the Portfolio is in the Lipper Global Multi-Cap Growth Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.30% of the average daily net assets of such shares on an annualized basis.

(5)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Global Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Global Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on May 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Fund's applicable sales charge. In October 2010, the Morgan Stanley Global Growth Portfolio changed its name to the Morgan Stanley Global Opportunity Portfolio.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Opportunity Portfolio

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	68.7%
Internet Software & Services	12.2
Leisure Equipment & Products	7.7
Transportation Infrastructure	6.1
Diversified Consumer Services	5.3
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.8%)
Australia (1.6%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	36,846	$—
Lynas Corp. Ltd. (a)	88,363	186
		186
Brazil (9.1%)
BM&F Bovespa SA	24,657	195
Brookfield Incorporacoes SA	91,541	477
CETIP SA - Balcao Organizado de Ativos e Derivativos	28,447	404
		1,076
Canada (4.7%)
Brookfield Asset Management, Inc., Class A	11,907	396
Brookfield Infrastructure Partners LP	7,980	168
		564
Cayman Islands (2.3%)
Greenlight Capital Re Ltd., Class A (a)	10,245	275
China (24.0%)
Baidu, Inc. ADR (a)	5,631	544
China Merchants Holdings International Co., Ltd.	108,954	430
Golden Eagle Retail Group Ltd.	97,000	239
Hengan International Group Co., Ltd.	37,500	324
Home Inns & Hotels Management, Inc. ADR (a)	3,497	143
New Oriental Education & Technology Group, Inc. ADR (a)	4,944	520
Tencent Holdings Ltd.	8,600	187
Wynn Macau Ltd.	92,000	206
Xueda Education Group ADR (a)	9,106	103
Youku.com, Inc. ADR (a)	4,436	155
		2,851
Denmark (4.3%)
DSV A/S	22,888	506
Germany (1.2%)
BASF SE	1,767	141
Hong Kong (1.3%)
Minth Group Ltd.	91,800	151
India (3.2%)
MakeMyTrip Ltd. (a)	3,243	88
Mundra Port and Special Economic Zone Ltd.	89,979	290
		378
Israel (1.3%)
Teva Pharmaceutical Industries Ltd. ADR	2,944	154
Japan (7.7%)
Universal Entertainment Corp. (a)	31,100	909
Switzerland (3.1%)
Kuehne + Nagel International AG (Registered)	1,325	184
Panalpina Welttransport Holding AG (Registered) (a)	1,424	184
		368
United Kingdom (4.6%)
British American Tobacco PLC ADR	3,610	280
Diageo PLC ADR	3,550	264
		544

	Shares	Value (000)
United States (24.4%)
Amazon.com, Inc. (a)	2,672	$481
Apple, Inc. (a)	1,474	475
Cisco Systems, Inc. (a)	3,927	79
Corning, Inc.	9,838	190
Google, Inc., Class A (a)	768	456
Mastercard, Inc., Class A	1,539	345
Monsanto Co.	4,074	284
Omnicom Group, Inc.	4,915	225
Philip Morris International, Inc.	2,831	166
Ultra Petroleum Corp. (a)	4,035	193
		2,894
Total Common Stocks (Cost $7,772)		10,997
Convertible Preferred Stocks (2.3%)
China (1.7%)
Youku.com, Inc. (a)(b)(c)	113,661	200
United States (0.6%)
Better Place, Inc. (a)(b)(c)	26,109	78
Total Convertible Preferred Stocks (Cost $135)		278
Participation Notes (3.0%)
China (3.0%)
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13 (Cost $301)	12,800	356
Short-Term Investment (0.9%)
Investment Company (0.9%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $101)	100,924	101
Total Investments (99.0%) (Cost $8,309)		11,732
Other Assets in Excess of Liabilities (1.0%)		121
Net Assets (100.0%)		$11,853

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $278,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$184	$—	$—		$184
Auto Components	151	—	—		151
Beverages	264	—	—		264
Capital Markets	404	—	—		404
Chemicals	425	—	—		425
Communications Equipment	79	—	—		79
Computers & Peripherals	475	—	—		475
Diversified Consumer Services	623	—	—		623
Diversified Financial Services	195	—	—		195
Electric Utilities	168	—	—	†	168
Electronic Equipment, Instruments & Components	190	—	—		190
Hotels, Restaurants & Leisure	349	—	—		349
Household Durables	477	—	—		477
Information Technology Services	345	—	—		345
Insurance	275	—	—		275
Internet & Catalog Retail	481	—	—		481
Internet Software & Services	1,430	—	—		1,430
Leisure Equipment & Products	909	—	—		909
Marine	184	—	—		184
Media	225	—	—		225
Metals & Mining	186	—	—		186
Multiline Retail	239	—	—		239
Oil, Gas & Consumable Fuels	193	—	—		193
Personal Products	324	—	—		324
Pharmaceuticals	154	—	—		154
Real Estate Management & Development	396	—	—		396
Road & Rail	506	—	—		506
Tobacco	446	—	—		446
Transportation Infrastructure	720	—	—		720
Total Common Stocks	10,997	—	—	†	10,997
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Convertible Preferred Stocks	$—	$—	$278	$278
Participation Note	356	—	—	356
Short-Term Investment — Investment Company	101	—	—	101
Total Assets	$11,454	$—	$278	$11,732

@  Value is less than $500.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$78	$—
Accrued discounts/premiums		—
Realized gain (loss)		—
Change in unrealized appreciation (depreciation)		143
Net purchases (sales)	(78)	135
Transfers in for Level 3		—
Transfers out of Level 3		—
Balance as of 12/31/10	$—	$278
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—	$143

†  Includes one or more securities valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Global Real Estate Portfolio

The Global Real Estate Portfolio (the "Portfolio") seeks to provide current income and capital appreciation by investing primarily in equity securities of companies in the real estate industry located throughout the world, including real estate operating companies, real estate investment trusts and similar entities established outside the U.S. (foreign real estate companies).

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.22%, net of fees, for Class I shares. The Portfolio's Class I shares performed in-line with its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors (the "Index"), which returned 20.17%, and outperformed the MSCI World Index, which returned 11.76%.

Factors Affecting Performance

•  The global real estate securities market gained 20.17% in the 12-month period ending December 31, 2010, as measured by the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. Investors, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. After declining in January on concerns over the sustainability of the global economic recovery, continued fiscal difficulties in Greece and new banking regulations in the U.S., the global real estate securities market posted significant gains through April. The gains appeared to be driven by an improved global economic outlook and continued improvements in capital market conditions. Subsequently, the sector declined through June along with the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt crisis. For the remainder of the period, share prices appeared to be mostly influenced by the rally in the equity market.

•  Among the three regional portfolios, the U.S. and Asian portfolios contributed to performance while the European portfolio detracted. Global allocation among the regional portfolios and cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Hong Kong and Singapore; this was partially offset by the impact of stock selection in Japan. In Europe, the Portfolio benefited from stock selection in France and the Netherlands and the underweight to Belgium; this was offset by the effects of stock selection within and the overweight to the U.K. and the underweight to Sweden. In the U.S, the Portfolio benefited from stock selection within and the overweight to the hotel and apartment sectors, and stock selection in the office sector; this was partially offset by the impact of stock selection in the shopping center sector.

Management Strategies

•  The Portfolio is comprised of three regional portfolios with a global allocation, which weights each of the three major regions (U.S., Europe and Asia) based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, each of the regional portfolios reflects our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ending December 31, 2010, the Portfolio was overweight in the Asian listed property sector, modestly overweight in the European listed property sector and underweight in the U.S. listed property sector.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We expect underlying property fundamentals and values for prime assets in key markets within Hong Kong to experience stronger improvements than other markets given relatively low vacancy, strong tenant demand and limited new supply over the next few years. The Hong Kong REOCs ended the period trading at meaningful discounts to NAV after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. In Japan, rents and occupancy, which have reached trough levels, are expected to have stabilized for prime assets in the major wards in Central Tokyo. The Japanese REOCs traded at the widest discounts to NAV on a global basis, even after recent share

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Real Estate Portfolio

price gains. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight in the Australian LPT (listed property trust) sector, which traded at modest discounts to NAV.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. continued to trade at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

•  The Portfolio was underweight the U.S., which traded at a premium to NAVs which reflect an approximate 20% decline in asset values from peak levels. Within the U.S., the Portfolio was overweight to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and underweight to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in the U.S. and Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. A key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be a key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*  Minimum Investment

**  Commenced Operations on August 30, 2006.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Global Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors(1), the Morgan Stanley Capital International (MSCI) World Index(2) and the Lipper Global Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(5)	20.22%	0.16%
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–1.41
MSCI World Index	11.76	0.68
Lipper Global Real Estate Funds Average	19.03	–2.46
Portfolio — Class P Shares w/o sales charges(5)	19.90	–0.12
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–1.41
MSCI World Index	11.76	0.68
Lipper Global Real Estate Funds Average	19.03	–2.46
Portfolio — Class H Shares w/o sales charges(6)	19.96	–2.41
Portfolio — Class H Shares with maximum 4.75% sales charges	14.27	–3.99
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–4.65
MSCI World Index	11.76	–4.65
Lipper Global Real Estate Funds Average	19.03	–3.96
Portfolio — Class L Shares w/o sales charges(7)	19.26	–1.58
FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors	20.17	–2.86
MSCI World Index	11.76	–3.20
Lipper Global Real Estate Funds Average	19.03	–2.74

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to US Investors is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to US investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Morgan Stanley Capital International (MSCI) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the global equity market performance of developed markets. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI World Index currently consists of 24 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Global Real Estate Funds Average tracks the performance of all funds in the Lipper Global Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper Global Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on August 30, 2006.

(6)  Commenced operations on January 2. 2008.

(7)  Commenced operations on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	38.7%
Retail	19.2
Other*	18.2
Office	12.1
Residential	11.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Global Real Estate Portfolio

	Shares	Value (000)
Common Stocks (92.0%)
Australia (6.7%)
CFS Retail Property Trust REIT	3,853,089	$6,936
Commonwealth Property Office Fund REIT	3,662,169	3,109
Dexus Property Group REIT	1,151,163	936
GPT Group REIT	2,795,469	8,406
Mirvac Group REIT	2,593,379	3,249
Stockland REIT	3,719,258	13,695
Westfield Group REIT	3,908,096	38,293
Westfield Retail Trust REIT (a)	4,942,307	12,991
		87,615
Austria (0.1%)
Atrium European Real Estate Ltd.	152,187	889
Conwert Immobilien Invest SE	34,167	491
		1,380
Belgium (0.1%)
Befimmo SCA Sicafi REIT	17,254	1,413
Brazil (0.4%)
BR Malls Participacoes SA	263,980	2,720
BR Properties SA	187,600	2,052
		4,772
Canada (1.3%)
Boardwalk REIT	111,530	4,627
Extendicare REIT	196,210	1,811
RioCan REIT	500,485	11,074
		17,512
China (4.4%)
Agile Property Holdings Ltd. (e)	448,000	659
China Overseas Land & Investment Ltd. (e)	11,732,240	21,705
China Resources Land Ltd. (e)	10,811,000	19,750
Guangzhou R&F Properties Co., Ltd., Class H (e)	7,041,500	10,074
Poly Hong Kong Investments Ltd. (e)	1,541,000	1,507
Shimao Property Holdings Ltd. (e)	1,932,000	2,918
		56,613
Finland (0.2%)
Citycon Oyj	380,850	1,568
Sponda Oyj	127,701	662
		2,230
France (3.9%)
Fonciere Des Regions REIT	31,914	3,088
Gecina SA REIT	14,890	1,638
ICADE REIT	62,618	6,389
Klepierre REIT	192,080	6,929
Mercialys SA REIT	47,800	1,795
Societe de la Tour Eiffel REIT	10,217	791
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	16,151	2,000
Unibail-Rodamco SE REIT	141,361	27,957
		50,587

	Shares	Value (000)
Germany (0.4%)
Alstria Office AG REIT	182,644	$2,563
Deutsche Euroshop AG	62,420	2,417
		4,980
Hong Kong (15.6%)
Hang Lung Properties Ltd.	3,743,000	17,504
Henderson Land Development Co., Ltd.	1,914,440	13,054
Hongkong Land Holdings Ltd.	5,405,000	39,024
Hysan Development Co., Ltd.	2,200,544	10,362
Kerry Properties Ltd.	3,481,720	18,141
Sino Land Co., Ltd.	2,093,719	3,917
Sun Hung Kai Properties Ltd.	4,722,712	78,441
Wharf Holdings Ltd.	2,912,000	22,403
		202,846
Italy (0.3%)
Beni Stabili S.p.A.	4,836,745	4,091
Japan (10.0%)
Japan Real Estate Investment Corp. REIT	537	5,569
Mitsubishi Estate Co., Ltd.	2,435,000	45,167
Mitsui Fudosan Co., Ltd.	1,943,000	38,745
Nippon Building Fund, Inc. REIT	685	7,028
NTT Urban Development Corp.	3,050	3,006
Sumitomo Realty & Development Co., Ltd.	1,272,000	30,378
		129,893
Malta (0.0%)
BGP Holdings PLC (a)(b)	12,867,024	—
Netherlands (1.2%)
Corio N.V. REIT	118,417	7,598
Eurocommercial Properties N.V. CVA REIT	108,638	5,001
ProLogis European Properties (a)	315,362	2,027
Vastned Retail N.V. REIT	4,621	321
Wereldhave N.V. REIT	12,477	1,218
		16,165
Singapore (3.0%)
CapitaCommercial Trust REIT	1,836,000	2,146
CapitaLand Ltd.	5,888,000	17,021
CapitaMall Trust REIT	1,820,000	2,765
CapitaMalls Asia Ltd.	1,271,000	1,921
City Developments Ltd.	546,000	5,344
Keppel Land Ltd.	1,716,705	6,421
Suntec REIT	2,385,000	2,788
		38,406
Sweden (0.4%)
Atrium Ljungberg AB, Class B	74,884	963
Castellum AB	56,117	764
Hufvudstaden AB, Class A	347,507	4,059
		5,786
Switzerland (0.9%)
PSP Swiss Property AG (Registered) (a)	110,411	8,857
Swiss Prime Site AG (Registered) (a)	37,069	2,765
		11,622

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

	Shares	Value (000)
United Kingdom (6.5%)
Big Yellow Group PLC REIT	691,427	$3,777
British Land Co. PLC REIT	1,478,257	12,088
Capital & Counties Properties PLC (a)	306,756	721
Capital & Regional PLC (a)	3,117,210	1,567
Capital Shopping Centres Group REIT	726,270	4,729
Derwent London PLC REIT	186,276	4,533
Development Securities PLC	298,779	1,048
Grainger PLC	2,216,656	3,653
Great Portland Estates PLC REIT	375,983	2,115
Hammerson PLC REIT	1,605,607	10,444
Land Securities Group PLC REIT	1,404,143	14,755
LXB Retail Properties PLC (a)	1,803,389	2,777
Metric Property Investments PLC REIT (a)	769,278	1,289
Minerva PLC (a)	1,141,048	1,410
Quintain Estates & Development PLC (a)	2,468,796	1,617
Safestore Holdings PLC	1,787,848	3,624
Segro PLC REIT	1,335,680	5,964
Shaftesbury PLC REIT	157,628	1,101
ST Modwen Properties PLC	1,091,004	2,807
Unite Group PLC (a)	1,388,363	4,201
		84,220
United States (36.6%)
Acadia Realty Trust REIT	281,980	5,143
AMB Property Corp. REIT	452,471	14,348
American Campus Communities, Inc. REIT	26,450	840
Apartment Investment & Management Co., Class A REIT	39,840	1,029
Assisted Living Concepts, Inc., Class A (a)	114,449	3,723
AvalonBay Communities, Inc. REIT	157,490	17,726
BioMed Realty Trust, Inc. REIT	66,930	1,248
Boston Properties, Inc. REIT	243,165	20,937
BRE Properties, Inc. REIT	11,060	481
Brookfield Properties Corp.	892,926	15,653
Cabot Industrial Value Fund III, LP (a)(b)(c)(d)	2,980	1,490
Camden Property Trust REIT	250,583	13,526
Capital Senior Living Corp. (a)	76,730	514
Colony Financial, Inc. REIT	1,216	24
CommonWealth REIT	78,330	1,998
Coresite Realty Corp.	145,990	1,991
Cousins Properties, Inc. REIT	864,305	7,208
CreXus Investment Corp. REIT	65,110	853
DCT Industrial Trust, Inc. REIT	547,420	2,907
Digital Realty Trust, Inc. REIT	125,660	6,477
Douglas Emmett, Inc. REIT	118,960	1,975
Duke Realty Corp. REIT	245,160	3,055
Equity Lifestyle Properties, Inc. REIT	156,651	8,761
Equity Residential REIT	900,243	46,768
Exeter Industrial Value Fund, LP (a)(b)(c)(d)	1,500,000	1,230
Federal Realty Investment Trust REIT	79,974	6,232
Forest City Enterprises, Inc., Class A (a)	977,075	16,307
General Growth Properties, Inc. REIT	803,960	12,445
HCP, Inc. REIT	626,426	23,046
Healthcare Realty Trust, Inc. REIT	356,547	7,548

	Shares	Value (000)
Host Hotels & Resorts, Inc. REIT	1,746,439	$31,209
Hudson Pacific Properties, Inc. REIT	103,960	1,565
Keystone Industrial Fund II, LP (a)(b)(c)(d)	1,518,750	1,623
Kite Realty Group Trust REIT	72,390	392
Lexington Realty Trust REIT	26,230	209
Liberty Property Trust REIT	126,159	4,027
LTC Properties, Inc. REIT	24,380	685
Macerich Co. (The) REIT	93,440	4,426
Mack-Cali Realty Corp. REIT	375,788	12,424
Nationwide Health Properties, Inc. REIT	33,000	1,201
Parkway Properties Inc. REIT	57,388	1,005
Post Properties, Inc. REIT	83,261	3,022
PS Business Parks, Inc. REIT	47,733	2,660
Public Storage REIT	203,185	20,607
Regency Centers Corp. REIT	572,361	24,177
Retail Opportunity Investments Corp.	305,783	3,030
Senior Housing Properties Trust REIT	357,222	7,837
Simon Property Group, Inc. REIT	537,274	53,453
Sovran Self Storage, Inc. REIT	21,819	803
Starwood Hotels & Resorts Worldwide, Inc.	309,525	18,813
Starwood Property Trust, Inc. REIT	236,940	5,089
Taubman Centers, Inc. REIT	39,895	2,014
Ventas, Inc. REIT	90,370	4,743
Vornado Realty Trust REIT	290,401	24,199
Winthrop Realty Trust REIT	109,270	1,398
		476,094
Total Common Stocks (Cost $1,107,160)		1,196,225
Short-Term Investment (2.7%)
Investment Company (2.7%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $35,380)	35,379,687	35,380
Total Short-Term Investments (Cost $35,380)		35,380
Total Investments (94.7%) (Cost $1,142,540)		1,231,605
Other Assets in Excess of Liabilities (5.3%)		68,512
Net Assets (100.0%)		$1,300,117

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $4,343,000, representing 0.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933, Cabot Industrial Value Fund III, LP was acquired between 12/08 - 12/10 and has a current cost basis of $1,490,000. Exeter Industrial Value Fund, LP was acquired between 11/07 - 7/10 and has a current cost basis of $1,500,000. Keystone Industrial Fund II, LP was acquired between 1/09 - 12/10 and has a current cost basis of $1,519,000. At December 31, 2010, these securities had an aggregate market value of $4,343,000 representing 0.3% of net assets.

(d)  Security has been deemed illiquid at December 31, 2010.

(e)  Security trades on the Hong Kong exchange.

CVA  Certificaten Van Aandelen

REIT  Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Global Real Estate Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$476,833	$—	$—		$476,833
Health Care	51,108	—	—		51,108
Industrial	25,245	—	4,343		29,588
Industrial/Office	10,630	—	—		10,630
Lodging/Resorts	50,022	—	—		50,022
Office	149,082	—	—		149,082
Residential	145,299	—	—		145,299
Retail	236,216	—	—		236,216
Self Storage	28,811	—	—		28,811
Specialty	18,636	—	—	†	18,636
Total Common Stocks	1,191,882	—	4,343		1,196,225
Short-Term Investments — Investment Companies	35,380	—	—		35,380
Total Assets	$1,227,262	$—	$4,343		$1,231,605

†  Includes one or more securities which are valued at zero.

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $689,478,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining value:

Common Stocks (000)
Balance as of 12/31/09	$1,591
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	224
Net purchases (sales)	2,528
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$4,343
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$224

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Advantage Portfolio

The International Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies on an international basis, with capitalizations within the range of companies included in the MSCI All Country World Ex-U.S. Index.

Performance

For the period from inception on December 28, 2010 through December 31, 2010, the Portfolio had a total return of -0.10%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) All Country World — ex-U.S. Index (the "Index") which returned 1.10% for the same period.

Factors Affecting Performance

•  The Portfolio launched a few days prior to the close of the reporting period. Such a short time frame would not provide a meaningful performance analysis as short-term returns may not be indicative of the Portfolio's long-term performance potential.

Management Strategies

•   In 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. Our focus on free cash flow yield and rising return on capital led us to invest the Portfolio in high-quality names. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	35.6%
Investment Company	25.5
Beverages	12.2
Food Products	11.5
Tobacco	8.7
Road & Rail	6.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Advantage Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Australia (2.1%)
QR National Ltd. (a)	11,289	$32
Belgium (5.3%)
Anheuser-Busch InBev N.V.	1,378	79
Brazil (3.3%)
BM&F Bovespa SA	6,301	50
Canada (8.5%)
Brookfield Asset Management, Inc., Class A	1,691	56
Brookfield Infrastructure Partners LP	1,916	40
Canadian National Railway Co.	472	32
		128
China (17.9%)
China Merchants Holdings International Co., Ltd.	18,000	71
Hengan International Group Co., Ltd.	6,500	56
New Oriental Education & Technology Group, Inc. ADR (a)	443	47
Tingyi Cayman Islands Holding Corp.	18,000	46
Want Want China Holdings Ltd.	55,000	48
		268
Denmark (4.4%)
DSV A/S	2,950	65
Finland (2.1%)
Kone Oyj, Class B	571	32
France (7.3%)
Danone	628	40
LVMH Moet Hennessy Louis Vuitton SA	191	31
Pernod-Ricard SA	416	39
		110
Germany (2.1%)
Adidas AG	486	32
Hong Kong (2.3%)
Li & Fung Ltd.	6,000	35
Israel (4.2%)
Teva Pharmaceutical Industries Ltd. ADR	1,215	63
Mexico (2.1%)
Coca-Cola Femsa SAB de CV ADR	377	31
Norway (2.2%)
Telenor ASA	1,988	32
Switzerland (11.7%)
Kuehne + Nagel International AG (Registered)	345	48
Nestle SA (Registered)	1,609	95
Schindler Holding AG	272	32
		175
United Kingdom (19.6%)
British American Tobacco PLC	2,024	78
Diageo PLC	5,035	93
Imperial Tobacco Group PLC	1,508	46
Reckitt Benckiser Group PLC	701	38
Tesco PLC	5,817	39
		294

	Shares	Value (000)
United States (3.2%)
Philip Morris International, Inc.	806	$47
Total Common Stocks (Cost $1,475)		1,473
Short-Term Investment (33.6%)
Investment Company (33.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $503)	503,305	503
Total Investments (131.9%) (Cost $1,978)		1,976
Liabilities in Excess of Other Assets (-31.9%)		(478)
Net Assets (100.0%)		$1,498

(a)  Non-income producing security.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverages	$242	$—	$—	$242
Distributors	35	—	—	35
Diversified Consumer Services	47	—	—	47
Diversified Financial Services	50	—	—	50
Diversified Telecommunication Services	32	—	—	32
Electric Utilities	40	—	—	40
Food & Staples Retailing	39	—	—	39
Food Products	228	—	—	228
Household Products	39	—	—	39
Machinery	64	—	—	64
Marine	48	—	—	48
Personal Products	56	—	—	56
Pharmaceuticals	64	—	—	64
Real Estate Management & Development	56	—	—	56
Road & Rail	128	—	—	128
Textiles, Apparel & Luxury Goods	63	—	—	63
Tobacco	171	—	—	171
Transportation Infrastructure	71	—	—	71
Total Common Stocks	1,473	—	—	1,473

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Advantage Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Short-Term Investment — Investment Company	$503	$—	$—	$503
Total Assets	$1,976	$—	$—	$1,976

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Equity Portfolio

The International Equity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of non-U.S. issuers.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 6.08%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index (the "Index"), which returned 7.75%.

Factors Affecting Performance

•  Equity markets performed strongly in December after the Obama stimulus and Irish debt packages were unveiled at the beginning of the month. The Index returned 8.1% in December, enhanced by the almost 3% U.S. dollar depreciation against local market currencies, leading the Index to finish the year strongly, with a 7.8% gain for the 12-month review period. Over the month, sectors sensitive to commodities, principally materials and energy, performed well, alongside industrials and financials. Lower beta telecommunications, health care and utilities predictably lagged, as did consumer staples, a sector where the Portfolio is considerably overweight.

•  For the year, eight out of the 10 sectors of the Index finished in positive territory. Industrials, consumer discretionary, materials and information technology outperformed the Index while telecoms, health care and energy underperformed. The lower-beta sectors of telecoms and health care lagged. The energy sector also underperformed, while utilities and financials were the worst-performing sectors for the 12-month period.

•  The Portfolio registered slight relative outperformance over the month and final quarter, but moderately underperformed the Index for the full year. For the period overall, the effect of the Portfolio's strong stock selection in and underweight to financials (particularly banks and insurance companies) was the biggest contributor to relative performance. This was followed by stock selection in industrials and the overweight to consumer staples.

•  The Portfolio's stock selection in and underweight to materials (underweight hard commodities and exposure to construction) and consumer discretionary (underweight European autos) were the largest detractors on a relative basis for the 12-month period.

•  In addition, the Portfolio had a hedge out of the U.K. pound and into the euro mid-year using currency forwards. This detracted from performance during the 12-month period.

Management Strategies

•  2010 was not, in sum, rewarding for the Portfolio in terms of adding substantial relative performance, but there have been fairly significant changes to its overall shape that we hope have set it up well for the future.

•  By far the most significant shift in our aggregate exposure has been the increase in financials from just under 12% of the Portfolio at the beginning of 2010 to just short of 20% at its end, though we still remain underweight relative to the Index. The bulk of this increase has been in European financial stocks, particularly in the area of European insurers, which we believe have minimal exposure to potential sovereign debt problems in the PIIGS countries (Portugal, Ireland, Italy, Greece and Spain). By our analysis, these insurers' main asset risk is to the far-healthier corporate debt sector. Additionally, we believe that the managements of European insurers are now focusing on generating higher returns and producing cash, while the market is still ignoring this attribute in favor of concentrating on earnings or book-related valuations.

•  Similarly, we have built positions in a number of European banks whose quality, which we judged in terms of capital resilience and profitability supported by a defendable franchise and superior management, is unrecognized in their valuation. While concerns on banks' sovereign bond holdings have worsened, we believe their other key fundamentals have improved significantly over the last year — their capital positions are stronger, the rules of the Basel III regulatory regime are clearer and are to be implemented more slowly than expected, and profitability on lending activity has risen sharply, notably in the U.K.

•  On the other hand, our appetite for stocks whose valuations are inflated by their actual or perceived

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Equity Portfolio

association with emerging markets remains low. We absolutely do not dispute the notion that the emerging markets will likely remain the driver of both consumer and corporate demand over the medium term, but we have always tried to discriminate between companies that have durable franchises to exploit that demand and those that do not. Generally speaking, we have maintained or increased our allocations to our high-quality defensively positioned companies, particularly if they have clear growth trajectories, and funded this allocation from some of the better performing cyclical names, particularly in Europe.

•  Finally, we remain nervous of the potential contortions of markets subject to the sorts of macroeconomic pressures created from the titanic struggle between central banks' quantitative easing and the Western world's need to reduce debt. Further volatility from the bond market, currency market or commodity market is likely. We remain convinced that companies whose fortunes are relatively free from vulnerability to such market disturbance, with pricing power, high-quality management and a conservative financial structure have important and vastly under-valued attributes in today's hyper-competitive and unpredictable world.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Index(1) and the Lipper International Large-Cap Core Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	6.08%	3.02%	5.48%	9.36%
MSCI EAFE Index	7.75	2.46	3.50	4.44
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	6.77
Portfolio — Class P Shares w/o sales charges(5)	5.78	2.76	5.23	8.43
MSCI EAFE Index	7.75	2.46	3.50	4.70
Lipper International Large-Cap Core Funds Index	8.82	2.33	3.06	5.99

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index curently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Large-Cap Core Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Large-Cap Core Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper International Large-Cap Core Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on August 4, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Equity Portfolio

Portfolio Composition*

Classification	Percentage of Total Investments
Other**	51.3%
Commercial Banks	10.2
Pharmaceuticals	9.1
Food Products	7.7
Oil, Gas & Consumable Fuels	7.7
Tobacco	7.1
Insurance	6.9
Total Investments	100.0%

*  Percentages indicated are based upon total investments (excluding Securities held as collateral on Loaned Securities) as of December 31, 2010.

**  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Equity Portfolio

	Shares	Value (000)
Common Stocks (98.0%)
Australia (3.4%)
AMP Ltd. (a)	8,977,114	$48,572
Orica Ltd.	287,134	7,313
Santos Ltd.	4,628,488	62,252
WorleyParsons Ltd.	1,058,146	28,940
		147,077
Canada (0.9%)
Cenovus Energy, Inc. (a)	747,540	25,021
EnCana Corp. (a)	469,184	13,727
		38,748
France (7.7%)
ArcelorMittal (a)	784,257	29,742
France Telecom SA	1,495,085	31,157
Legrand SA	1,730,094	70,456
Sanofi-Aventis SA	825,201	52,765
Societe Generale	928,617	49,910
Total SA	397,480	21,060
Vallourec SA	740,711	77,799
		332,889
Germany (3.0%)
Bayer AG	1,118,598	82,661
E.ON AG	1,014,046	31,079
Esprit Holdings Ltd.	3,468,543	16,511
		130,251
Ireland (1.5%)
CRH PLC	3,172,832	65,718
Italy (1.1%)
ENI S.p.A.	2,178,782	47,574
Japan (25.1%)
Asatsu-DK, Inc. (a)	629,685	17,187
Astellas Pharma, Inc. (a)	674,300	25,705
Chiba Bank Ltd. (The)	2,351,000	15,289
Hitachi Ltd.	4,241,000	22,618
Hoya Corp.	2,566,200	62,330
Inpex Corp.	5,060	29,635
Kao Corp.	1,251,500	33,727
Keyence Corp.	315,610	91,429
Mitsubishi Corp.	2,874,500	77,819
Mitsubishi Electric Corp.	5,447,000	57,160
Mitsubishi Estate Co., Ltd.	2,295,000	42,570
Mitsui OSK Lines Ltd.	4,467,391	30,483
MS&AD Insurance Group Holdings	1,869,800	46,866
NGK Spark Plug Co., Ltd.	3,512,000	53,898
Nitto Denko Corp.	940,600	44,313
NTT DoCoMo, Inc.	14,523	25,365
Sekisui House Ltd.	5,623,000	56,860
Sumitomo Mitsui Financial Group, Inc.	1,587,232	56,537
Sumitomo Trust & Banking Co., Ltd. (The)	8,621,000	54,366
T&D Holdings, Inc.	881,550	22,367
Taiyo Nippon Sanso Corp.	1,952,000	17,238
TDK Corp.	400,900	27,899

	Shares	Value (000)
Tokyo Electron Ltd.	1,284,000	$81,288
Toyota Motor Corp.	2,138,900	84,829
		1,077,778
Netherlands (5.2%)
Akzo Nobel N.V.	1,016,883	63,167
Unilever N.V. CVA	5,214,148	162,346
		225,513
Spain (1.9%)
Banco Santander SA	4,524,721	47,936
Telefonica SA	1,385,713	31,414
		79,350
Switzerland (12.5%)
Holcim Ltd. (Registered)	1,169,670	88,382
Nestle SA (Registered)	2,866,526	167,853
Novartis AG (Registered)	1,906,502	112,045
Roche Holding AG (Genusschein)	818,467	119,925
UBS AG (Registered) (b)	3,081,853	50,595
		538,800
United Kingdom (34.3%)
Admiral Group PLC	1,028,222	24,287
Barclays PLC	19,831,723	80,901
BG Group PLC	3,629,429	73,336
BHP Billiton PLC	1,357,540	53,993
BP PLC	7,934,665	57,593
British American Tobacco PLC	3,933,029	151,061
Bunzl PLC	3,915,701	43,895
Hays PLC	30,403,418	61,101
HSBC Holdings PLC	8,937,268	90,725
Imperial Tobacco Group PLC	5,016,355	153,917
Legal & General Group PLC	30,596,586	46,153
Lloyds Banking Group PLC (b)	40,590,895	41,578
National Grid PLC	2,321,473	20,015
Prudential PLC	10,682,527	111,256
Reckitt Benckiser Group PLC	2,246,584	123,468
Reed Elsevier PLC	4,899,682	41,366
Scottish & Southern Energy PLC	3,489,971	66,655
Smiths Group PLC	2,642,882	51,301
Travis Perkins PLC	2,417,661	39,880
Vodafone Group PLC	27,116,016	70,095
WM Morrison Supermarkets PLC	12,088,012	50,433
Xstrata PLC	913,555	21,443
		1,474,452
United States (1.4%)
Dr. Pepper Snapple Group, Inc.	1,649,405	57,993
Total Common Stocks (Cost $3,691,822)		4,216,143
Short-Term Investments (4.1%)
Securities held as Collateral on Loaned Securities (2.1%)
Investment Company (1.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2)	68,050,863	68,051

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Equity Portfolio

	Face Amount (000)	Value (000)
Repurchase Agreements (0.5%)
Barclays Capital, Inc. (0.20%, dated 12/31/10, due 1/3/11; proceeds $13,048; fully collateralized by a U.S. Government Obligation; U.S. Treasury Note 0.00% due 11/15/20; valued at $13,308)	$13,047	$13,047
Deutsche Bank Securities, Inc. (0.28%, dated 12/31/10, due 1/3/11; proceeds $7,152; fully collateralized by a U.S. Government Agency; Government National Mortgage Association 5.00% due 10/15/39; valued at $7,295)	7,152	7,152
		20,199
Total Securities held as Collateral on Loaned Securities (Cost $88,250)		88,250
	Shares
Investment Company (2.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $87,270)	87,270,234	87,270
Total Short-Term Investments (Cost $175,520)		175,520
Total Investments (102.1%) (Cost $3,867,342) Including $84,730 of Securities Loaned		4,391,663
Liabilities in Excess of Other Assets (-2.1%)		(90,668)
Net Assets (100.0%)		$4,300,995

(a)  All or a portion of this security was on loan at December 31, 2010.

(b)  Non-income producing security.

CVA  Certificaten Van Aandelen

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Auto Components	$53,898	$—	$—	$53,898
Automobiles	84,829	—	—	84,829
Beverages	57,993	—	—	57,993
Capital Markets	50,595	—	—	50,595
Chemicals	132,031	—	—	132,031
Commercial Banks	437,242	—	—	437,242
Construction Materials	154,100	—	—	154,100
Diversified Telecommunication Services	62,571	—	—	62,571
Electric Utilities	97,734	—	—	97,734
Electrical Equipment	127,616	—	—	127,616

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Electronic Equipment, Instruments & Components	$204,276	$—	$—	$204,276
Energy Equipment & Services	28,940	—	—	28,940
Food & Staples Retailing	50,433	—	—	50,433
Food Products	330,199	—	—	330,199
Household Durables	56,860	—	—	56,860
Household Products	123,468	—	—	123,468
Industrial Conglomerates	51,301	—	—	51,301
Insurance	299,501	—	—	299,501
Machinery	77,799	—	—	77,799
Marine	30,483	—	—	30,483
Media	58,553	—	—	58,553
Metals & Mining	105,178	—	—	105,178
Multi-Utilities	20,015	—	—	20,015
Oil, Gas & Consumable Fuels	330,198	—	—	330,198
Personal Products	33,727	—	—	33,727
Pharmaceuticals	393,101	—	—	393,101
Professional Services	61,101	—	—	61,101
Real Estate Management & Development	42,570	—	—	42,570
Semiconductors & Semiconductor Equipment	81,288	—	—	81,288
Specialty Retail	16,511	—	—	16,511
Tobacco	304,978	—	—	304,978
Trading Companies & Distributors	161,594	—	—	161,594
Wireless Telecommunication Services	95,460	—	—	95,460
Total Common Stocks	4,216,143	—	—	4,216,143
Short-Term Investments
Investment Company	155,321	—	—	155,321
Repurchase Agreements	—	20,199	—	20,199
Total Short-Term Investments	155,321	20,199	—	175,520
Total Assets	$4,371,464	$20,199	$—	$4,391,663

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $3,549,363,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Opportunity Portfolio

The International Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities on an international basis.

Performance

For the period from inception on March 31, 2010 through December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 20.70%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the MSCI All Country World Index ex-U.S. (the "Index"), which returned 9.42%.

Factors Affecting Performance

•  From the Portfolio's launch on March 31, 2010 through December 31, 2010, international equity markets were volatile but finished the calendar year on a positive note. Investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was based on a number of factors including the U.S. Federal Reserve's decision to implement a second round of Treasury bond purchases (known as quantitative easing), bailouts for debt-laden Greece and Ireland, and some improved economic data in the U.S. However, serious challenges to global growth remained. Investors continue to wait for a turnaround in the U.S. housing and jobs markets, and government debt at the state and local levels is a major concern. Although the risk of default in the peripheral European countries lessened, investors will be watching how Europe tackles its structural problems. Inflation and runaway growth in emerging market economies also remain a concern.

•  The Portfolio outperformed the Index during the period. Both stock selection and an overweight in consumer discretionary was the largest contributor to relative outperformance. Within the sector, exposure to the consumer durables and apparel industry was the most beneficial.

•  Both stock selection and an underweight in financials were advantageous to relative performance, led by the diversified financials industry.

•  Stock selection in information technology was additive to relative gains but was offset slightly by the negative impact of an overweight in the sector. Exposure to the software and services industry drove outperformance.

•  Conversely, stock selection in health care was the largest detractor from relative returns, caused by the health care equipment and services industry.

•  An underweight in telecommunication services was unfavorable as well. The Portfolio held only one telecommunication services stock, which did not underperform during the period. But because we did not own other names within the sector that outperformed more strongly and had less exposure in general to that outperformance, the Portfolio's relative performance lagged.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

*  Minimum Investment

**  Commenced Operations on March 31, 2010.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Opportunity Portfolio

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon each will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the MSCI All Country World Index ex U.S.(1) and the Lipper International Multi-Cap Growth Funds Index(2)

	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	N/A	N/A	N/A	20.70%
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class H Shares w/o sales charges(4)	N/A	N/A	N/A	20.40
Portfolio — Class H Shares with maximum sales charges(4)	N/A	N/A	N/A	14.67
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class L Shares w/o sales charges(4)	N/A	N/A	N/A	20.00
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90
Portfolio — Class P Shares w/o sales charges(4)	N/A	N/A	N/A	20.40
MSCI All Country World Index ex U.S.	N/A	N/A	N/A	9.42
Lipper International Multi-Cap Growth Funds Index	N/A	N/A	N/A	11.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Morgan Stanley Capital International (MSCI) All Country World Index ex U.S. (ACWI) is a free float-adjusted market capitalization weighted index designed to measure the equity market performance of developed and emerging markets, excluding the U.S. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper International Multi-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper International Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 31, 2010.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	61.4%
Internet Software & Services	10.1
Leisure Equipment & Products	7.7
Capital Markets	7.3
Diversified Consumer Services	6.8
Transportation Infrastructure	6.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Opportunity Portfolio

	Shares	Value (000)
Common Stocks (92.1%)
Australia (2.2%)
AET&D Holdings No 1 Ltd. (a)(b)(c)	16,699	$—
Lynas Corp. Ltd. (a)	71,485	151
		151
Belgium (1.4%)
Anheuser-Busch InBev N.V.	1,649	94
Brazil (10.1%)
BM&F Bovespa SA	16,970	134
Brookfield Incorporacoes SA	50,506	263
CETIP SA - Balcao Organizado de Ativos e Derivativos	19,940	284
		681
Canada (5.1%)
Brookfield Asset Management, Inc., Class A	7,682	256
Brookfield Infrastructure Partners LP	4,008	84
		340
Cayman Islands (3.0%)
Greenlight Capital Re Ltd., Class A (a)	7,419	199
China (28.8%)
Baidu, Inc. ADR (a)	2,800	270
China Merchants Holdings International Co., Ltd.	61,307	242
E-Commerce China Dangdang, Inc. ADR (a)	303	8
Golden Eagle Retail Group Ltd.	71,000	175
Hengan International Group Co., Ltd.	26,000	224
Home Inns & Hotels Management, Inc. ADR (a)	3,396	139
New Oriental Education & Technology Group, Inc. ADR (a)	2,575	271
Parkson Retail Group Ltd.	57,000	88
Tencent Holdings Ltd.	5,500	120
Tingyi Cayman Islands Holding Corp.	36,000	92
Wynn Macau Ltd.	58,400	131
Xueda Education Group ADR (a)	7,568	85
Youku.com, Inc. ADR (a)	2,486	87
		1,932
Denmark (4.2%)
DSV A/S	12,620	279
Germany (2.2%)
BASF SE	1,811	144
Hong Kong (3.1%)
Li & Fung Ltd.	12,000	70
Minth Group Ltd.	86,000	141
		211
India (4.2%)
MakeMyTrip Ltd. (a)	2,982	81
Mundra Port and Special Economic Zone Ltd.	62,083	200
		281
Israel (2.0%)
Teva Pharmaceutical Industries Ltd. ADR	2,633	137
Japan (7.5%)
Universal Entertainment Corp. (a)	17,300	506

	Shares	Value (000)
Korea, Republic of (1.3%)
MegaStudy Co., Ltd. (a)	558	$87
Mexico (1.4%)
America Movil SAB de CV, Class L ADR	1,647	94
Switzerland (9.9%)
Kuehne + Nagel International AG (Registered)	1,261	175
Nestle SA (Registered)	2,196	129
Panalpina Welttransport Holding AG (Registered) (a)	1,355	175
Schindler Holding AG	830	98
Syngenta AG (Registered)	305	89
		666
United Kingdom (5.7%)
British American Tobacco PLC ADR	2,633	205
Diageo PLC ADR	2,437	181
		386
Total Common Stocks (Cost $5,058)		6,188
Convertible Preferred Stocks (1.6%)
China (1.6%)
Youku.com, Inc. (a)(b)(c) (Cost $30)	60,414	106
Participation Notes (2.9%)
China (2.9%)
UBS AG, Kweichow Moutai Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 2/25/13 (Cost $163)	7,100	198
Short-Term Investment (1.0%)
Investment Company (1.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $65)	64,912	65
Total Investments (97.6%) (Cost $5,316)		6,557
Other Assets in Excess of Liabilities (2.4%)		163
Net Assets (100.0%)		$6,720

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $106,000, representing 1.6% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Air Freight & Logistics	$175	$—	$—		$175
Auto Components	141	—	—		141
Beverages	275	—	—		275
Capital Markets	284	—	—		284
Chemicals	234	—	—		234
Distributors	70	—	—		70
Diversified Consumer Services	443	—	—		443
Diversified Financial Services	134	—	—		134
Electric Utilities	84	—	—	†	84
Food Products	221	—	—		221
Hotels, Restaurants & Leisure	270	—	—		270
Household Durables	263	—	—		263
Insurance	199	—	—		199
Internet & Catalog Retail	8	—	—		8
Internet Software & Services	557	—	—		557
Leisure Equipment & Products	506	—	—		506
Machinery	98	—	—		98
Marine	175	—	—		175
Metals & Mining	151	—	—		151
Multiline Retail	263	—	—		263
Personal Products	224	—	—		224
Pharmaceuticals	137	—	—		137
Real Estate Management & Development	256	—	—		256
Road & Rail	279	—	—		279
Tobacco	205	—	—		205
Transportation Infrastructure	442	—	—		442
Wireless Telecommunication Services	94	—	—		94
Total Common Stocks	6,188	—	—	†	6,188
Convertible Preferred Stocks	—	—	106		106
Participation Notes	198	—	—		198
Short-Term Investment — Investment Company	65	—	—		65
Total Assets	$6,451	$—	$106		$6,557

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Convertible Preferred Stocks (000)
Balance as of 3/31/10	$—		$—
Accrued discounts/premiums	—		—
Realized gain (loss)	—		—
Change in unrealized appreciation (depreciation)	—		76
Net purchases (sales)	—	@	30
Transfers in for Level 3	—		—
Transfers out of Level 3	—		—
Balance as of 12/31/10	$—	†	$106
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—		$76

†  Includes one or more securities which are valued at zero.

@  Value is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Real Estate Portfolio

The International Real Estate Portfolio (the "Portfolio") seeks to provide current income and long-term capital appreciation by investing primarily in equity securities of companies in the real estate industry located in various global markets throughout the world (excluding the United States and Canada).

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 9.51%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index, which returned 14.55% (the "Index"), the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia), which returned 10.35%, and outperformed the Morgan Stanley Capital International (MSCI) EAFE Index, which returned 7.75%.

Factors Affecting Performance

•  The international real estate securities market posted gains in the 12-month period ending December 31, 2010, but the stocks have still experienced declines from peak levels. European and Asian real estate securities continued the strong recovery that began in mid-March 2009. After declining in January on concerns over the sustainability of the global economic recovery and continued fiscal difficulties in Greece, the international real estate securities market posted significant gains through April. The gains appeared to be driven by an improved global economic outlook and continued improvements in capital market conditions. Subsequently, the sector declined through June alongside the broader equity markets, which fell on concerns over the sustainability of the global economic recovery and the European sovereign debt crisis. For the remainder of the period, share prices appeared to be mostly influenced by the rally in the equity market.

•  Consistent with the change in the Portfolio's secondary benchmark, from the FTSE EPRA/NAREIT Global ex-North America Real Estate Index (80% Europe/20% Asia) to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index on November 1, 2010, the Portfolio substantially increased its exposure to the Asian region and reduced its exposure to the European region during the period.

•  Stock selection within and global allocation between the regional portfolios and cash held in the Portfolio detracted. In Asia, the Portfolio benefited from stock selection in Hong Kong; this was offset by stock selection in Japan. In Europe, the Portfolio benefited from stock selection in France and the Netherlands; this was offset by stock selection in the U.K. and the underweight to Sweden.

Management Strategies

•  The Portfolio is comprised of two regional portfolios with a global allocation which weights the European and Asian regions based on our view of the relative attractiveness of each region in terms of underlying real estate fundamentals and public market valuations. Moreover, both of the regional portfolios reflect our core investment philosophy as a real estate value investor, which results in the ownership of stocks that provide the best valuation relative to their underlying real estate values, while maintaining portfolio diversification. Our company-specific research leads us to specific preferences for sub-segments within each of the property sectors and countries. For the period ended December 31, 2010, the Portfolio was overweight in the Asian listed property sector and underweight in the European listed property sector. As discussed, the Portfolio substantially increased its exposure to the Asian region and reduced its exposure to the European region during the period.

•  The overweight to the Asian region was predominated by the real estate operating companies (REOCs) in Hong Kong and Japan. We expect underlying property fundamentals and values for prime assets in key markets within Hong Kong to experience stronger improvements than other markets given relatively low vacancy, strong tenant demand and limited new supply over the next few years. The Hong Kong REOCs ended the period trading at meaningful discounts to NAV after adjusting for NAV growth based on continued strong rental growth for the office and retail sectors. In Japan, rents and occupancy, which have reached trough levels, are expected to have stabilized for prime assets in the major wards in Central Tokyo. The Japanese REOCs traded at the widest discounts

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Real Estate Portfolio

to NAV on a global basis, even after recent share price gains. We continue to maintain a preference for the major REOCs with predominant exposure to prime assets given relatively more favorable property fundamentals, the ability to engage in value-added opportunities such as development and redevelopment, well-positioned balance sheets and continued access to financing. This contrasts widely to the Asian REITs, which are passive, externally managed vehicles limited to property ownership, many of which have more limited access to financing and maintain predominant exposure to secondary assets. The Portfolio was underweight the Australian LPT (listed property trust) sector, which traded at modest discounts to NAV.

•  In Europe, the Portfolio was overweight in the U.K. and underweight in the Continent. Valuations on the Continent ended the period trading at a premium to NAV based on reported NAVs, which only reflect marginal asset value declines since the start of the credit crisis. Valuations in the U.K. continued to trade at a discount to reported NAVs, which have started to recover after experiencing significant declines since June 2007.

•  In contrast to the relatively more stable outlook for underlying property fundamentals and valuations in most markets in Asia, prospects for underlying property fundamentals in Europe remain uncertain, although asset values appear to be recovering from trough levels on the back of continued improvements in capital market conditions. A key issue remains achieving greater clarity on asset values. There continued to be only modest product available for sale, with the number of buyers far exceeding the number of sellers, and liquidity continues to build on the sidelines. It is noteworthy that the performance gap between prime and secondary assets continues to widen. For prime assets with a stable income stream, the market is witnessing stronger investor demand at increasingly aggressive bids. In addition, these assets are generally benefiting from relatively more favorable underlying property fundamentals. In contrast, for secondary assets, the wide bid-ask spread appears to be a key factor for the stagnant investment market, and underlying property fundamentals for these assets are generally weaker. It is notable that given the improvements in the capital markets and the significant amount of equity issued by the public companies to improve their balance sheets, the magnitude of asset value declines has narrowed from previous expectations. In some sub-segments of these markets, we believe current share price valuations already reflect the prospective weakening in underlying fundamentals and asset values. In the short term, share prices may experience incremental weakness, but we believe that expected returns over the medium and long term are compelling given the current pricing for many of the companies provides an entry point that already reflects downside risks.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon it will be negatively impacted by additional fees assessed to that class.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Real Estate Portfolio

Performance Compared to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index(1), the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)(2) and Morgan Stanley Capital International (MSCI) EAFE Index(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	9.51%	0.65%	11.14%	9.23%
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index	14.55	2.58	9.67	6.36
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)	10.35	–0.13	9.83	7.91
MSCI EAFE Index	7.75	2.46	3.50	4.06
Portfolio — Class P Shares w/o sales charges(5)	9.26	0.41	10.86	8.96
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index	14.55	2.58	9.67	6.36
FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe/20% Asia)	10.35	–0.13	9.83	7.91
MSCI EAFE Index	7.75	2.46	3.50	4.06

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index. The Portfolio's secondary benchmark has changed from the FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors to the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index because the Adviser believes the FTSE EPRA/NAREIT Developed ex-North America Real Estate — Net Total Return Index is a more appropriate benchmark for the Portfolio.

(2)  The FTSE EPRA/NAREIT Developed ex-North America Real Estate Index (80% Europe 20% Asia) — Net Total Return to U.S. investors is a customized benchmark, 80% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Europe Series — Net Total Return to U.S. investors and 20% of which consists of the performance of the FTSE EPRA/NAREIT Developed Real Estate Index: Asia Series — Net Total Return to U.S. investors. These series are components of the FTSE EPRA/NAREIT Developed Real Estate Index — Net Total Return to U.S. investors, which is a market capitalization weighted index designed to reflect the stock performance of companies engaged in the North American, European and Asian real estate markets. The performance of the Index is listed in U.S. dollars and assumes reinvestment of dividends. "Net Total Return to U.S. investors" reflects a reduction in total returns after taking into account the withholding tax on dividends by certain foreign countries represented in the Index for periods after 1/31/05 (gross returns used prior to 1/31/05). The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Morgan Stanley Capital International (MSCI) EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the international equity market performance of developed markets, excluding the US & Canada. The term "free float" represents the portion of shares outstanding that are deemed to be available for purchase in the public equity markets by investors. The MSCI EAFE Index currently consists of 22 developed market country indices. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on October 1, 1997.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Diversified	62.1%
Retail	15.2
Office	12.7
Residential	6.9
Other*	3.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Real Estate Portfolio

	Shares	Value (000)
Common Stocks (99.7%)
Australia (11.9%)
CFS Retail Property Trust REIT	2,204,955	$3,969
Commonwealth Property Office Fund REIT	2,149,346	1,825
Dexus Property Group REIT	676,817	550
GPT Group REIT	1,621,995	4,877
Mirvac Group REIT	1,524,706	1,910
Stockland REIT	2,148,328	7,910
Westfield Group REIT	2,058,024	20,166
Westfield Retail Trust REIT (a)	2,520,293	6,625
		47,832
Austria (0.1%)
Atrium European Real Estate Ltd.	57,480	336
Belgium (0.2%)
Befimmo SCA Sicafi REIT	9,887	810
China (8.3%)
Agile Property Holdings Ltd. (c)	288,000	424
China Overseas Land & Investment Ltd. (c)	7,174,240	13,273
China Resources Land Ltd. (c)	5,851,000	10,689
Guangzhou R&F Properties Co., Ltd., Class H (c)	4,503,200	6,442
Poly Hong Kong Investments Ltd. (c)	939,000	918
Shimao Property Holdings Ltd. (c)	1,173,000	1,772
		33,518
Finland (0.3%)
Citycon Oyj	231,774	954
Sponda Oyj	53,323	276
		1,230
France (7.2%)
Fonciere Des Regions REIT	16,646	1,610
Gecina SA REIT	9,573	1,053
ICADE REIT	36,080	3,681
Klepierre REIT	113,145	4,082
Mercialys SA REIT	26,073	979
Societe de la Tour Eiffel REIT	8,294	643
Societe Immobiliere de Location pour l'Industrie et le Commerce REIT	10,283	1,273
Unibail-Rodamco SE REIT	80,257	15,873
		29,194
Germany (0.7%)
Alstria Office AG REIT	106,847	1,499
Deutsche Euroshop AG	33,380	1,293
		2,792
Hong Kong (29.1%)
Hang Lung Properties Ltd.	2,170,000	10,148
Henderson Land Development Co., Ltd.	1,148,882	7,834
Hongkong Land Holdings Ltd.	3,052,000	22,035
Hysan Development Co., Ltd.	1,328,486	6,256
Kerry Properties Ltd.	1,861,271	9,698
Sino Land Co., Ltd.	1,018,841	1,906
Sun Hung Kai Properties Ltd.	2,744,174	45,579
Wharf Holdings Ltd.	1,797,000	13,825
		117,281

	Shares	Value (000)
Italy (0.5%)
Beni Stabili S.p.A.	2,570,050	$2,174
Japan (19.1%)
Japan Real Estate Investment Corp. REIT	248	2,572
Mitsubishi Estate Co., Ltd.	1,472,000	27,304
Mitsui Fudosan Co., Ltd.	1,181,000	23,550
Nippon Building Fund, Inc. REIT	333	3,417
NTT Urban Development Corp.	1,760	1,734
Sumitomo Realty & Development Co., Ltd.	763,000	18,222
		76,799
Malta (0.0%)
BGP Holdings PLC (a)(b)	4,769,371	—
Netherlands (2.3%)
Corio N.V. REIT	66,845	4,289
Eurocommercial Properties N.V. CVA REIT	59,387	2,734
ProLogis European Properties (a)	160,286	1,030
Vastned Retail N.V. REIT	3,086	214
Wereldhave N.V. REIT	8,566	836
		9,103
Singapore (5.4%)
CapitaCommercial Trust REIT	1,071,000	1,252
CapitaLand Ltd.	3,403,000	9,837
CapitaMall Trust REIT	1,151,000	1,749
CapitaMalls Asia Ltd.	700,000	1,058
City Developments Ltd.	287,000	2,809
Keppel Land Ltd.	958,247	3,584
Suntec REIT	1,243,000	1,453
		21,742
Sweden (0.8%)
Atrium Ljungberg AB, Class B	43,914	565
Castellum AB	28,261	384
Hufvudstaden AB, Class A	188,196	2,198
		3,147
Switzerland (1.6%)
PSP Swiss Property AG (Registered) (a)	62,472	5,011
Swiss Prime Site AG (Registered) (a)	18,523	1,382
		6,393
United Kingdom (12.2%)
Big Yellow Group PLC REIT	429,337	2,345
British Land Co. PLC REIT	841,302	6,880
Capital & Counties Properties PLC (a)	223,799	526
Capital & Regional PLC (a)	2,165,325	1,089
Capital Shopping Centres Group REIT	416,196	2,710
Derwent London PLC REIT	102,801	2,502
Development Securities PLC	183,252	643
Grainger PLC	1,328,061	2,189
Great Portland Estates PLC REIT	229,442	1,291
Hammerson PLC REIT	895,464	5,824
Land Securities Group PLC REIT	762,198	8,009
LXB Retail Properties PLC (a)	1,027,586	1,582
Metric Property Investments PLC REIT (a)	471,224	790
Minerva PLC (a)	943,191	1,165

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Real Estate Portfolio

	Shares	Value (000)
United Kingdom (cont'd)
Quintain Estates & Development PLC (a)	1,583,289	$1,037
Safestore Holdings PLC	1,159,418	2,350
Segro PLC REIT	724,644	3,236
Shaftesbury PLC REIT	112,548	786
ST Modwen Properties PLC	706,258	1,817
Unite Group PLC (a)	795,234	2,406
		49,177
Total Common Stocks (Cost $571,245)		401,528
Short-Term Investment (0.1%)
Investment Company (0.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $583)	582,939	583
Total Investments (99.8%) (Cost $571,828)		402,111
Other Assets in Excess of Liabilities (0.2%)		950
Net Assets (100.0%)		$403,061

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security trades on the Hong Kong exchange.

CVA  Certificaten Van Aandelen

REIT  Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Diversified	$249,654	$—	$—		$249,654
Industrial	4,266	—	—		4,266
Industrial/Office	336	—	—		336
Office	50,974	—	—		50,974
Residential	27,922	—	—		27,922
Retail	61,274	—	—		61,274
Self Storage	4,695	—	—		4,695
Specialty	2,407	—	—	†	2,407
Total Common Stocks	401,528	—	—	†	401,528
Short-Term Investment — Investment Company	583	—	—		583
Total Assets	$402,111	$—	$—	†	$402,111

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $388,227,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

International Small Cap Portfolio

The International Small Cap Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in equity securities of small non-U.S. companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.72%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index (the "Index"), which returned 22.04%.

Factors Affecting Performance

•  Equity market volatility was high in 2010 as the markets gyrated between largely positive news on corporate earnings, justifiable concerns over the sovereign debt crisis and mixed news on economic growth. Small-cap stocks significantly outperformed large-caps in 2010, with the MSCI EAFE Small Cap Index rising 22.0% against the MSCI EAFE Index gain of 7.8%. For the full year, currencies had a significant influence on returns. The Japanese yen reached a 15-year high against the U.S. dollar in October but retreated in the final months to close the year 12.9% higher. The Australian dollar and Swiss franc rose 12.3% and 9.8%, respectively, against the U.S. dollar. In contrast, the euro (-7.0%) and sterling (-3.1%) weakened as the region came under pressure due to concerns over sovereign debt levels and the likely impact of austerity measures.

•  The Asian region closed the final quarter and the year strongly. Japan finished the year up 19.9% but this largely reflected the strong yen as, in local currency terms, Japan was a significant laggard, rising just 4.5% for the year. Australia rose 16.1% in the quarter and 24.7% for the year as it tracked the rise in commodity prices. Outside of resource-related names, however, the performance of many Australian small caps was lackluster and the underlying local return for the year was 9.4%. Hong Kong closed the year up 39.2%, benefiting from both the strong local economy as well as robust growth in China. Europe also produced solid gains in both the final quarter and for 2010 as a whole. The two best-performing markets in Europe were Switzerland, which rose 44%, aided by the strong Swiss franc, and Germany, which posted a return of 26%, constrained by the weaker euro. The Southern European markets and Ireland closed the year in negative territory as the countries confronted the likely implications of living with high sovereign debt levels.

•  At a sector level for the year, materials rose 39.6% on a surge in commodity prices, and energy followed with a return of 25.9% as oil prices rose above $90 per barrel. The industrials sector also rose 26.0% on the back of improved cost structures and increased demand, primarily from emerging markets. The consumer discretionary sector followed, which advanced 19.8% in spite of weakness in the first half of the year amid concerns about consumption. Financials underperformed as the Western institutions struggled through the European sovereign debt crisis and the stronger Japanese institutions were ignored by the market. The two largest defensive sectors (consumer staples and health care) underperformed the Index as investors focused instead on sectors that benefited from economic growth.

•  The Portfolio experienced strong relative outperformance over the month of December and fourth quarter, but underperformed the Index for the year due to marked weakness in Japanese cyclicals, where the Portfolio is overweight, earlier in the year. For the period overall, the Portfolio benefited from good stock selection in industrials, consumer discretionary and energy. Stock selection in industrials has been a consistently strong contributor, with performance driven by a broad group of companies in both Europe and Japan.

•  Stock selection in information technology, consumer staples and financials were the biggest detractors from relative performance.

•  The hedge out of the yen into the U.S. dollar, using currency forwards to neutralize the Portfolio's overweight to Japan, also dampened performance.

Management Strategies

•  We believe economic activity will continue on an upward trend, albeit at a moderate pace, and have incorporated this view into our bottom-up company analysis. International small caps were a good place to be invested last year and we believe this is likely to continue to be the case as small-cap valuations remain attractive. Moreover, the strong cyclical bias to the small-cap universe is also likely

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Small Cap Portfolio

to support performance as we continue to see signs of an ongoing economic recovery.

•  Over the last two years, Japan has been largely ignored by investors and, in our opinion, remains one of the cheapest markets based on price-to-book value. We have remained true to our value discipline in seeking the highest-quality, most lowly valued companies and this has resulted in a sizeable overweight to Japan. Unfortunately, this was costly to performance for much of last year but, since the fourth quarter, finally the Japanese equity market was not a laggard and it would seem that the "penalty" for companies being domiciled in Japan could be disappearing. We believe the Japanese companies held in the Portfolio are, in many cases, world-class, quality franchises, with cash on their balance sheets, and strongly recovering profitability. In addition to the underlying strong company fundamentals, we believe that macro events in Japan could prove to be supportive of Japan continuing to do well.

•  Outside of Japan, the other country that we believe is offering increasingly attractive value is Australia. This is a market that we have been underweight for some time due to a lack of both absolute and relative value. Outside of the resources segment, however, this market has lagged significantly and is now offering a number of new value opportunities, in our view. We would expect the Portfolio's underweight to decline over coming months.

•  On a sector basis, the Portfolio remains modestly overweight cyclicals. This turned out to be the correct stance over the last year but, given the strong outperformance of cyclicals in recent months, most notably in Europe, we are continuing to take profits. Our screens are now showing a somewhat more balanced picture in terms of potential upside, with some defensive names starting to show comparable upside to cyclical names.

•  We are clearly disappointed with the underperformance of the Portfolio in 2010 but we believe the Portfolio is well positioned to add attractive value over the coming months.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index(1) and the Lipper International Small/Mid-Cap Value Funds Average(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	15.72%	1.04%	7.97%	10.00%
MSCI EAFE Small Cap Total Return Index	22.04	2.81	9.23	6.23
Lipper International Small/Mid-Cap Value Funds Average	21.99	5.45	9.50	9.77
Portfolio — Class P Shares w/o sales charges(5)	15.41	—	—	19.94
MSCI EAFE Small Cap Total Return Index	22.04	—	—	27.84
Lipper International Small/Mid-Cap Value Funds Average	21.99	—	—	31.80

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

International Small Cap Portfolio

(1)  The Morgan Stanley Capital International (MSCI) EAFE Small Cap Total Return Index is an unmanaged, market value weighted average of the performance of over 900 securities of companies listed on the stock exchanges of countries in Europe, Australasia and the Far East, including price performance and income from dividend payments. The MSCI EAFE Small Cap Total Return Index commenced as of January 31, 2002. Returns, including periods prior to January 31, 2002, are calculated using the return data of the MSCI EAFE Small Cap Index through January 30, 2002 and the return data of the MSCI EAFE Small Cap Total Return Index since January 31, 2002. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper International Small/Mid-Cap Value Funds Average tracks the performance of all funds in the Lipper International Small/Mid-Cap Value Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio was in the Lipper International Small/Mid-Cap Value Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on December 15, 1992.

(5)  Commenced operations on October 21, 2008.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	66.3%
Machinery	13.2
Commercial Banks	8.3
Media	7.0
Real Estate Management & Development	5.2
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

International Small Cap Portfolio

	Shares	Value (000)
Common Stocks (97.8%)
Australia (5.1%)
BlueScope Steel Ltd.	2,862,083	$6,586
Iluka Resources Ltd. (a)	840,638	7,859
Infomedia Ltd.	7,061,444	1,914
Pacific Brands Ltd. (a)	4,141,044	4,151
WHK Group Ltd.	1,102,092	1,217
		21,727
Austria (0.9%)
Atrium European Real Estate Ltd.	692,088	4,042
China (0.8%)
EVA Precision Industrial Holdings Ltd.	3,322,000	3,205
Denmark (4.6%)
Jyske Bank A/S (Registered) (a)	101,105	4,694
NKT Holding A/S	70,213	3,741
Royal Unibrew A/S (a)	38,596	2,297
Sydbank A/S (a)	316,204	8,577
		19,309
Finland (0.6%)
Rautaruukki Oyj	104,650	2,449
France (1.5%)
Euler Hermes SA (a)	27,579	2,629
Sa des Ciments Vicat	42,898	3,583
		6,212
Germany (6.3%)
Demag Cranes AG (a)	87,863	4,260
GEA Group AG	79,340	2,293
Gerresheimer AG (a)	99,108	4,369
Kontron AG	304,332	3,250
Praktiker Bau- und Heimwerkermaerkte Holding AG	316,174	3,363
Rheinmetall AG	54,053	4,346
SCS Standard Computersysteme AG (a)(b)(c)	21,289	—
Tognum AG	175,194	4,618
		26,499
Greece (0.4%)
Hellenic Exchanges SA Holding Clearing Settlement and Registry	234,194	1,533
Hong Kong (5.9%)
AMVIG Holdings Ltd.	6,099,000	5,124
China High Precision Automation Group Ltd.	8,037,000	6,349
Dah Sing Financial Holdings Ltd.	371,200	2,428
Midland Holdings Ltd.	3,926,000	3,223
Pacific Basin Shipping Ltd.	4,213,000	2,802
Ruinian International Ltd.	3,975,000	2,756
Techtronic Industries Co.	1,644,500	2,145
		24,827
Ireland (2.0%)
FBD Holdings PLC	325,122	2,693
Kerry Group PLC, Class A	106,629	3,558
United Drug PLC	775,380	2,176
		8,427

	Shares	Value (000)
Italy (3.6%)
Brembo S.p.A.	348,376	$3,596
Davide Campari-Milano S.p.A.	595,455	3,875
Maire Tecnimont S.p.A.	1,029,525	4,530
Prysmian S.p.A.	182,444	3,108
		15,109
Japan (33.2%)
Alpha Systems, Inc.	121,400	2,198
Asahi Diamond Industrial Co., Ltd.	229,000	4,352
Chuo Mitsui Trust Holdings, Inc.	887,000	3,682
Daibiru Corp.	756,000	6,220
Dainippon Screen Manufacturing Co., Ltd. (a)	569,000	4,044
Fuji Machine Manufacturing Co., Ltd.	438,000	8,686
Fuji Media Holdings, Inc.	4,692	7,420
Fuyo General Lease Co., Ltd.	112,300	3,681
Harmonic Drive Systems, Inc.	579	3,437
Jaccs Co., Ltd.	3,503,000	9,924
Japan Securities Finance Co., Ltd.	833,392	6,118
Miraial Co., Ltd.	302,300	8,471
Mori Seiki Co., Ltd.	361,600	4,289
Ohara, Inc.	397,500	5,513
Okinawa Cellular Telephone Co.	863	1,913
Osaki Engineering Co., Ltd.	429	362
Sawada Holdings Co., Ltd. (a)	556,500	3,434
Shinkawa Ltd.	229,700	2,357
Sumitomo Osaka Cement Co., Ltd.	1,856,970	4,208
Taiheiyo Cement Corp. (a)	4,038,000	5,172
THK Co., Ltd.	93,300	2,145
TOC Co., Ltd.	1,045,300	4,480
Toei Animation Co., Ltd.	262,800	5,085
Tokyo Tomin Bank Ltd. (The)	525,881	7,513
Tsutsumi Jewelry Co., Ltd.	76,900	2,052
TV Asahi Corp.	3,697	6,439
Union Tool Co.	111,900	3,220
Vantec Corp.	3,715	5,527
Yachiyo Bank Ltd. (The)	309,400	8,098
		140,040
New Zealand (0.8%)
Fisher & Paykel Healthcare Corp. Ltd.	1,371,974	3,325
Norway (3.1%)
Acergy SA	73,601	1,804
Fred Olsen Energy ASA	58,651	2,591
Pronova BioPharma A/S (a)	1,616,365	2,604
ProSafe SE	274,203	2,181
Schibsted ASA	75,038	2,212
TGS Nopec Geophysical Co. ASA	83,921	1,891
		13,283
Portugal (0.5%)
Zon Multimedia Servicos de Telecomunicacoes e Multimedia SGPS SA	465,461	2,109

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

	Shares	Value (000)
Spain (1.9%)
Antena 3 de Television SA	347,925	$3,232
Grifols SA	289,664	3,948
Miquel y Costas & Miquel SA	35,130	1,057
		8,237
Sweden (1.8%)
Husqvarna AB, Class B	418,577	3,495
Nobia AB (a)	463,715	4,154
		7,649
Switzerland (5.4%)
Bobst Group AG (Registered) (a)	85,942	3,952
Bucher Industries AG (Registered)	23,017	4,301
Burckhardt Compression Holding AG	13,080	3,623
Kuoni Reisen Holding AG (Registered)	17,970	8,730
Valora Holding AG (Registered)	6,525	2,277
		22,883
Thailand (0.9%)
Miclyn Express Offshore Ltd. (a)	1,958,491	3,706
United Kingdom (17.8%)
Bodycote PLC	474,693	2,077
Britvic PLC	830,965	6,132
Bunzl PLC	371,053	4,159
Chemring Group PLC	51,966	2,353
Computacenter PLC	331,506	2,005
Cookson Group PLC (a)	338,570	3,476
CVS Group PLC (a)	1,581,468	2,349
Greggs PLC	455,994	3,306
Hiscox Ltd.	356,157	2,118
Home Retail Group PLC	495,470	1,456
Keller Group PLC	293,941	2,887
Kesa Electricals PLC	2,282,442	5,669
Luminar Group Holdings PLC (a)	3,432,466	843
Melrose PLC	439,410	2,131
Premier Foods PLC (a)	17,340,113	5,212
Rexam PLC	371,806	1,929
Savills PLC	694,782	4,183
Severfield-Rowen PLC	243,127	1,167
SIG PLC (a)	3,269,963	6,561
Smurfit Kappa Group PLC (a)	377,879	3,686
Tate & Lyle PLC	675,910	5,459
Wincanton PLC	1,293,799	3,510
Wolseley PLC (a)	69,649	2,222
		74,890
United States (0.7%)
Informa PLC	475,231	3,019
Total Common Stocks (Cost $375,866)		412,480

	Shares	Value (000)
Short-Term Investment (2.4%)
Investment Company (2.4%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $9,956)	9,955,669	$9,956
Total Investments (100.2%) (Cost $385,822)		422,436
Liabilities in Excess of Other Assets (-0.2%)		(1,000)
Net Assets (100.0%)		$421,436

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at $0, representing 0.0% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(c)  Security has been deemed illiquid at December 31, 2010.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
State Street Bank London
	JPY	2,390,000	$29,438	1/6/11	USD	28,358	$28,358	$(1,080)
	USD	29,143	29,143	1/6/11	JPY	2,390,000	29,437	294
	JPY	2,890,000	35,608	2/7/11	USD	35,248	35,248	(360)
			$94,189				$93,043	$(1,146)

@    Value is less than $500.

JPY  —  Japanese Yen

USD  —  United States Dollar

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Assets:
Common Stocks
Aerospace & Defense	$2,353	$—	$—		$2,353
Air Freight & Logistics	9,037	—	—		9,037
Auto Components	3,596	—	—		3,596
Beverages	12,304	—	—		12,304
Biotechnology	3,948	—	—		3,948
Capital Markets	3,434	—	—		3,434
Chemicals	5,513	—	—		5,513
Commercial Banks	34,992	—	—		34,992
Commercial Services & Supplies	1,217	—	—		1,217
Construction & Engineering	8,584	—	—		8,584
Construction Materials	12,963	—	—		12,963
Consumer Finance	9,924	—	—		9,924
Containers & Packaging	10,739	—	—		10,739
Distributors	4,151	—	—		4,151
Diversified Financial Services	11,332	—	—		11,332
Electrical Equipment	7,726	—	—		7,726
Electronic Equipment, Instruments & Components	6,349	—	—		6,349
Energy Equipment & Services	12,173	—	—		12,173
Food Products	17,535	—	—		17,535
Health Care Equipment & Supplies	3,325	—	—		3,325
Health Care Providers & Services	4,525	—	—		4,525
Hotels, Restaurants & Leisure	9,573	—	—		9,573
Household Durables	9,794	—	—		9,794
Industrial Conglomerates	7,822	—	—		7,822
Information Technology Services	2,005	—	—	†	2,005
Insurance	7,440	—	—		7,440
Internet & Catalog Retail	1,456	—	—		1,456
Life Sciences Tools & Services	4,369	—	—		4,369
Machinery	55,712	—	—		55,712
Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Marine	$2,802	$—	$—		$2,802
Media	29,516	—	—		29,516
Metals & Mining	16,894	—	—		16,894
Paper & Forest Products	1,057	—	—		1,057
Personal Products	2,756	—	—		2,756
Pharmaceuticals	2,604	—	—		2,604
Real Estate Management & Development	22,148	—	—		22,148
Semiconductors & Semiconductor Equipment	18,484	—	—		18,484
Software	4,112	—	—		4,112
Specialty Retail	13,361	—	—		13,361
Trading Companies & Distributors	12,942	—	—		12,942
Wireless Telecommunication Services	1,913	—	—		1,913
Total Common Stocks	412,480	—	—	†	412,480
Short-Term Investment — Investment Company	9,956	—	—		9,956
Foreign Currency Exchange Contracts	—	296	—		296
Total Assets	422,436	296	—		422,732
Liabilities:
Foreign Currency Exchange Contracts	—	(1,448)	—		(1,448)
Total	$422,436	$(1,152)	$—	†	$421,284

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $313,317,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

International Small Cap Portfolio

Fair Value Measurement Information: (cont'd)

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$—	†
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$—	†
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

†  Includes one or more securities which are valued at zero.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Select Global Infrastructure Portfolio

The Select Global Infrastructure Portfolio (the "Portfolio") seeks to provide both capital appreciation and income by primarily investing at least 80% of its assets in equity securities issued by companies located throughout the world that are engaged in the infrastructure business.

Performance

For the period from inception on September 20, 2010 through December 31, 2010, the Portfolio had a total return of 4.94%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Dow Jones Brookfield Global Infrastructure IndexSM (the "Index") which returned 6.06% and the S&P Global BMI Index, which returned 10.82% for the same period.

Factors Affecting Performance

•  Infrastructure shares appreciated 6.06% during the period, as measured by the Dow Jones Brookfield Global Infrastructure IndexSM. In December, the sector achieved resilient growth of 3.9%, reversing the decline of 4.0% in November and adding to the 4.7% gain in October and 1.6% return from inception for the partial month of September. Among the major infrastructure sectors, the gas midstream, pipeline companies, and transmission and distribution sectors exhibited relative outperformance, while the gas distribution utilities, communications and, to a lesser extent, European regulated utilities and toll road sectors underperformed the Index. All of the smaller sectors performed in-line with or outperformed the Index.

•  While concerns over the health of the European financial system continue to adversely impact (on a relative basis) certain sectors with a high concentration of companies within the European region (e.g., toll roads and European regulated utilities), macroeconomic considerations in other parts of the world also affected infrastructure equities during the period. Most significantly, investor uncertainty about the spillover effects of the Chinese government's attempts to curb inflation on growth in the region hurt Hong Kong- and China-focused infrastructure stocks. The implications of the government's policy were realized most acutely within the gas distribution utilities sector, where increases in natural gas prices were put on hold for certain residential customers of Chinese gas utilities in order to mute inflationary pressures on that customer segment. Gas prices are typically a pass-through cost item within a gas distribution utility's cost structure, so this near-term inability to pass through energy costs should have a negative near-term impact on cash flows for these stocks.

•  Away from macroeconomic considerations within the gas distribution utilities, toll roads, and European regulated utilities sectors, positive underlying fundamentals within energy infrastructure continued to provide support for gas midstream companies and, to a more moderate extent, pipeline companies. Relative outperformance for companies in the gas midstream sector is attributable to the resilient demand for and favorable economics associated with drilling for natural gas liquids and crude oil. New drilling by exploration and production companies in liquids-rich areas throughout North America was significant in 2010, and early indications are that this positive fundamental backdrop will continue in 2011. We believe much of the future impact of these positive fundamental trends are already reflected in stock prices; however, we acknowledge that gas midstream and pipeline companies are likely to further benefit in 2011 as they attempt to accommodate exploration and production company needs to gather, process, and transport new product. Furthermore, we note that on a stock-specific basis, a select few of these companies remain quite attractively valued.

•  Finally, we attribute strong transmission and distribution sector performance to merger and acquisition activity, the effect of favorable weather trends relative to last year, and increases in cash flow resulting from recent rate case rulings.

•  The Portfolio underperformed the Index during the period due to a combination of negative carry produced by cash holdings in an upward trending market and adverse stock selection in certain sectors. More specifically, from a bottom-up perspective, favorable stock selection in the gas midstream sector was more than offset by adverse selection in the transmission and distribution, toll roads and European regulated utilities sectors. From a top-down perspective, the Portfolio benefited from an underweight to the transmission and distribution, gas distribution utilities and European

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Select Global Infrastructure Portfolio

regulated utilities sectors, which was partially offset by weakness from an underweight to the ports sector and overweight to the communications sector. Cash holdings represented the Portfolio's largest detractor for the period.

Management Strategies

•  We have maintained our core investment philosophy as an infrastructure value investor. This results in the ownership of stocks whose share prices provide infrastructure exposure at the best valuation relative to their underlying assets and growth prospects. Our current research leads us to an overweighting in the Portfolio to a group of companies in the toll roads and communications sectors, and an underweighting to companies in the gas distribution utilities, European regulated utilities, airports and ports sectors.

•  Looking toward 2011, we believe the outlook for infrastructure stocks remains positive, particularly in the medium to long term. Energy infrastructure remains an area of robust growth, as the demand for energy grows alongside global gross domestic product (GDP), and as U.S. politicians, policy makers and businesses aim to reduce reliance on commodities imported from overseas. In our view, utilities should continue to benefit from both the refurbishment of aging utility systems in developed countries in North America and Western Europe, as well as the buildout of new delivery systems in Asia. We believe a transition to lower carbon-intensive economies in North America and Europe should also benefit the utilities, as renewable power facilities (e.g., wind, solar) and more efficient gas-fired electricity generators replace older, more pollutant coal-fired power plants and need to be connected to the electricity grid. Within transportation (i.e., airports, toll roads, and ports), we anticipate companies in this area will be able to capitalize on many opportunities over the next several years, not only through organic growth resulting from higher volumes of cargo and passengers transported, but also through the acquisition of former government-owned infrastructure assets, as governments privatize airports and toll roads in an attempt to reduce debt and deficits within their jurisdictions. Near term, we understand that concerns over fiscal/debt positions in developed countries, particularly in Western Europe, as well as inflationary pressures in developing markets may negatively impact sentiment and therefore pressure the stock prices of infrastructure assets. However, we believe that as assets with very long economic lives and cash flow resilience throughout economic cycles, infrastructure companies are well positioned to withstand any near-term pressures and should capitalize on opportunities in 2011 and beyond.

*  Minimum Investment

**  Commenced Operations on September 20, 2010.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon each will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Dow Jones Brookfield Global Infrastructure IndexSM(1), the S&P Global BMI Index(2) and the Lipper Industrial Funds Average(3)

	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class I Shares w/o sales charges(5)	—	—	—	4.94%
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Select Global Infrastructure Portfolio

	Total Returns(4)
	One Year	Five Years	Ten Years	Cumulative Since Inception(6)
Portfolio — Class H Shares w/o sales charges(5)	—	—	—	4.86%
Portfolio — Class H Shares with maximum sales charges(5)	—	—	—	–0.13
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93
Portfolio — Class L Shares w/o sales charges(5)	—	—	—	4.72
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93
Portfolio — Class P Shares w/o sales charges(5)	—	—	—	4.86
Dow Jones Brookfield Global Infrastructure Index	—	—	—	6.06
S&P Global BMI Index	—	—	—	10.82
Lipper Industrial Funds Average	—	—	—	12.93

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Dow Jones Brookfield Global Infrastructure IndexSM is a float-adjusted market capitalization weighted index that measures the stock performance of companies that exhibit strong infrastructure characteristics. The Index intends to measure all sectors of the infrastructure market. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's Global BMI Index (S&P Global BMI Index) is a broad market index designed to capture exposure to equities in all countries in the world that meet minimum size and liquidity requirements. As of the date of this Report, there are approximately 11,000 index members representing 27 developed and 26 emerging market countries. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Industrial Funds Average tracks the performance of all funds in the Lipper Industrial Funds Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for one year, or until such time the Fund's Board of Directors acts to discontinue such waivers.

(5)  Commenced operations on September 20, 2010.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

Portfolio Composition

Classification	Percentage of Total Investments
Oil & Gas Storage & Transportation	33.7%
Transmission & Distribution	22.0
Communications	15.7
Other*	11.5
Toll Roads	11.3
Water	5.8
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Select Global Infrastructure Portfolio

	Shares	Value (000)
Common Stocks (96.3%)
Australia (3.6%)
APA Group (Stapled Securities) (a)	13,000	$54
MAP Group (Stapled Securities) (a)	36,900	113
Spark Infrastructure Group (b)	37,414	43
Transurban Group (Stapled Securities) (a)	31,300	164
		374
Brazil (0.7%)
Cia de Saneamento Basico do Estado de Sao Paulo ADR	1,400	74
Canada (14.1%)
Enbridge, Inc.	11,350	642
Fortis, Inc.	2,120	72
TransCanada Corp.	19,670	752
		1,466
China (4.3%)
Beijing Enterprises Holdings Ltd. (c)	31,000	192
China Merchants Holdings International Co., Ltd. (c)	29,000	115
ENN Energy Holdings Ltd. (c)	19,000	57
Jiangsu Expressway Co. Ltd., H Shares (c)	74,000	85
		449
France (6.1%)
Aeroports de Paris (ADP)	895	71
Eutelsat Communications	2,578	94
Groupe Eurotunnel SA	17,758	156
SES SA	13,299	317
		638
Germany (0.6%)
Fraport AG Frankfurt Airport Services Worldwide	1,022	64
Hong Kong (2.7%)
Hong Kong & China Gas Co., Ltd.	117,000	276
Italy (4.2%)
Atlantia SpA	13,400	274
Snam Rete Gas SpA	32,200	160
		434
Mexico (1.1%)
Grupo Aeroportuario del Pacifico SAB de CV ADR	2,000	81
Grupo Aeroportuario del Sureste SAB de CV ADR	500	28
		109
Netherlands (0.8%)
Koninklijke Vopak N.V.	1,756	83
Spain (6.1%)
Abertis Infraestructuras SA	26,611	478
Enagas	2,659	53
Ferrovial SA	10,830	108
		639
United Kingdom (13.0%)
National Grid PLC	124,800	1,076
Pennon Group PLC	9,700	97
Severn Trent PLC	3,400	78
United Utilities Group PLC	11,400	105
		1,356

	Shares	Value (000)
United States (39.0%)
AGL Resources, Inc.	1,140	$41
American Tower Corp., Class A (d)	11,530	595
American Water Works Co., Inc.	6,020	152
Aqua America, Inc.	4,040	91
Atmos Energy Corp.	2,350	73
CenterPoint Energy, Inc.	21,180	333
Consolidated Edison, Inc.	4,930	244
Crown Castle International Corp. (d)	9,370	411
ITC Holdings Corp.	5,280	327
Kinder Morgan Management LLC (d)	1,974	132
New Jersey Resources Corp.	1,090	47
NiSource, Inc.	7,210	127
Northeast Utilities	11,500	367
NSTAR	1,780	75
Oneok, Inc.	2,750	152
Pepco Holdings, Inc.	3,270	60
SBA Communications Corp., Class A (d)	4,930	202
Southern Union Co.	3,430	83
Southwest Gas Corp.	1,170	43
Spectra Energy Corp.	19,880	497
		4,052
Total Common Stocks (Cost $9,638)		10,014
Short-Term Investment (2.6%)
Investment Company (2.6%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $271)	270,907	271
Total Investments (98.9%) (Cost $9,909)		10,285
Other Assets in Excess of Liabilities (1.1%)		113
Net Assets (100.0%)		$10,398

(a)  Comprised of securities in separate entities that are traded as a single stapled security.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security trades on the Hong Kong exchange.

(d)  Non-income producing security.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Select Global Infrastructure Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Airports	$357	$—	$—	$357
Communications	1,619	—	—	1,619
Diversified	441	—	—	441
Oil & Gas Storage & Transportation	3,464	—	—	3,464
Ports	115	—	—	115
Toll Roads	1,157	—	—	1,157
Transmission & Distribution	2,264	—	—	2,264
Water	597	—	—	597
Total Common Stocks	10,014	—	—	10,014
Short-Term Investment — Investment Company	271	—	—	271
Total Assets	$10,285	$—	$—	$10,285

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Advantage Portfolio

The Advantage Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

On May 21, 2010, the Advantage Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Core Growth Fund.

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of August 31. The last audited fiscal year was for the twelve months ended August 31, 2010.

The financial highlights included in this annual report cover the period from September 1, 2010 to December 31, 2010.

For the period from September 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 19.30%, net of fees, for Class I shares. During the period, the Portfolio's Class I shares underperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 23.74%.

Factors Affecting Performance

•  From September 1, 2010 through the end of the period, the market rallied on anticipation of the Federal Reserve's (the Fed) second round of Treasury bond purchases. With ongoing weakness in employment and the housing market and troubling government debt at the state and local levels, investors believed the Fed's response would help avert a double-dip recession, at least for the time being.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout 2010, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the Portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  The Portfolio underperformed the Index during the period. The consumer staples sector was the largest detractor, as both an overweight and stock selection dampened relative performance. Within the sector, exposure to the brewers and distillers industry was the primary cause for the underperformance.

•  Both stock selection and an underweight in energy hampered relative performance. The Portfolio's energy positions did not underperform the Index, but given our general underweight and the relative outperformance of other names in the sector that we did not own, our overall exposure detracted from relative performance.

•  Both stock selection and an underweight in producer durables hurt relative performance as well. The sector's most detrimental position was in the commercial services industry.

•  However, more favorable results from other investments helped offset relative losses. Both stock selection and an overweight in consumer discretionary were notable contributors to relative performance, primarily due to the diversified retail industry.

•  Stock selection in technology was also advantageous to relative performance, although an underweight did detract somewhat. Within the sector, the computer technology industry led the outperformance.

•  An underweight in health care benefited relative performance, despite the negative impact of stock selection there. The medical equipment industry drove relative gains within the sector.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Advantage Portfolio

*  Minimum Investment

**  Commenced Operations on June 30, 2008.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H, and Class L shares will vary from the Class I shares based upon different inception dates and will be negatively impacted by additional fees assessed to these classes.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	20.23%	—	—	4.49%
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
Portfolio — Class H Shares w/o sales charges(4)	20.05	—	—	4.26
Portfolio — Class H Shares with maximum sales charges(4)	14.37	—	—	2.25
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
Portfolio — Class L Shares w/o sales charges(4)	20.39	—	—	4.27
Russell 1000® Growth Index	16.71	—	—	3.27
Lipper Large-Cap Growth Funds Index	15.13	—	—	1.65
	Total Returns(3)
	One Year	Five Years	Ten Years	Cumulative Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	21.01%
Russell 1000® Growth Index	—	—	—	19.79
Lipper Large-Cap Growth Funds Index	—	—	—	19.89

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year. The Distributor has agreed to waive for at least one year the 12b-1 fee on Class L shares of the Portfolio to the extent it exceeds 0.04% of the average daily net assets of such shares on an annualized basis.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Core Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Advantage Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class A, C, and I shares of the Predecessor Fund commenced operations on June 30, 2008. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Advantage Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	54.2%
Restaurants	10.1
Commercial Services	8.7
Diversified Retail	8.2
Pharmaceuticals	6.9
Beverage: Soft Drinks	6.4
Cosmetics	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Advantage Portfolio

	Shares	Value (000)
Common Stocks (97.3%)
Beverage: Brewers & Distillers (3.6%)
Anheuser-Busch InBev ADR	3,989	$228
Beverage: Soft Drinks (6.4%)
Coca-Cola Co. (The)	1,491	98
Dr. Pepper Snapple Group, Inc.	4,176	147
PepsiCo, Inc.	2,404	157
		402
Commercial Services (8.6%)
eBay, Inc. (a)	9,124	254
Intertek Group PLC (United Kingdom)	6,112	169
Leucadia National Corp.	3,995	117
		540
Communications Technology (1.0%)
Cisco Systems, Inc. (a)	3,144	64
Computer Services Software & Systems (4.4%)
Google, Inc., Class A (a)	466	277
Computer Technology (4.4%)
Apple, Inc. (a)	860	277
Consumer Lending (2.9%)
Berkshire Hathaway, Inc., Class B (a)	2,300	184
Cosmetics (5.5%)
Estee Lauder Cos., Inc. (The), Class A	1,887	152
Natura Cosmeticos SA (Brazil)	6,732	194
		346
Diversified Manufacturing Operations (1.6%)
Danaher Corp.	2,137	101
Diversified Materials & Processing (3.1%)
Schindler Holding AG (Switzerland)	1,652	195
Diversified Retail (8.2%)
Amazon.com, Inc. (a)	1,569	282
Costco Wholesale Corp.	3,206	232
		514
Foods (3.1%)
Nestle SA ADR (Switzerland)	3,293	194
Gas Pipeline (1.6%)
Kinder Morgan Management LLC (a)	1,498	100
Insurance: Multi-Line (1.5%)
Loews Corp.	2,351	91
Oil: Crude Producers (2.7%)
QEP Resources, Inc.	4,618	168
Paints & Coatings (1.5%)
Sherwin-Williams Co. (The)	1,134	95
Personal Care (1.5%)
Procter & Gamble Co. (The)	1,437	92
Pharmaceuticals (6.8%)
Johnson & Johnson	2,415	149
Mead Johnson Nutrition Co.	4,495	280
		429

	Shares	Value (000)
Real Estate Investment Trusts (REIT) (4.3%)
Brookfield Asset Management, Inc., Class A (Canada)	8,012	$267
Recreational Vehicles & Boats (3.3%)
Edenred (France) (a)	8,768	207
Restaurants (10.0%)
McDonald's Corp.	1,956	150
Starbucks Corp.	8,149	262
Yum! Brands, Inc.	4,416	217
		629
Scientific Instruments: Gauges & Meters (2.6%)
Thermo Fisher Scientific, Inc. (a)	2,998	166
Textiles Apparel & Shoes (1.4%)
NIKE, Inc., Class B	1,036	88
Tobacco (4.0%)
Philip Morris International, Inc.	4,285	251
Wholesale & International Trade (3.3%)
Li & Fung Ltd. (Hong Kong)	36,000	209
Total Common Stocks (Cost $5,066)		6,114
Convertible Preferred Stocks (0.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(b)(c) (Cost $32)	10,818	32
Short-Term Investment (1.5%)
Investment Company (1.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $95)	94,618	95
Total Investments (99.3%) (Cost $5,193)		6,241
Other Assets in Excess of Liabilities (0.7%)		42
Net Assets (100.0%)		$6,283

(a)  Non-income producing security.

(b)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $32,000, representing 0.5% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

(c)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Advantage Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Beverage: Brewers & Distillers	$228	$—	$—	$228
Beverage: Soft Drinks	402	—	—	402
Commercial Services	540	—	—	540
Communications Technology	64	—	—	64
Computer Services Software & Systems	277	—	—	277
Computer Technology	277	—	—	277
Consumer Lending	184	—	—	184
Cosmetics	346	—	—	346
Diversified Manufacturing Operations	101	—	—	101
Diversified Materials & Processing	195	—	—	195
Diversified Retail	514	—	—	514
Foods	194	—	—	194
Gas Pipeline	100	—	—	100
Insurance: Multi-Line	91	—	—	91
Oil: Crude Producers	168	—	—	168
Paints & Coatings	95	—	—	95
Personal Care	92	—	—	92
Pharmaceuticals	429	—	—	429
Real Estate Investment Trusts (REIT)	267	—	—	267
Recreational Vehicles & Boats	207	—	—	207
Restaurants	629	—	—	629
Scientific Instruments: Gauges & Meters	166	—	—	166
Textiles Apparel & Shoes	88	—	—	88
Tobacco	251	—	—	251
Wholesale & International Trade	209	—	—	209
Total Common Stocks	6,114	—	—	6,114
Convertible Preferred Stocks	—	—	32	32
Short-Term Investments — Investment Companies	95	—	—	95
Total Assets	$6,209	$—	$32	$6,241

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 8/31/10	$32
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$32
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Capital Growth Portfolio

The Capital Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 23.11%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 16.71%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection and an underweight in technology had the largest positive effect on relative performance. Exposure to the computer technology industry drove gains. Both stock selection and an overweight in consumer discretionary were advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

•  Conversely, stock selection and an overweight in the materials and processing sector offset relative gains elsewhere. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. Finally, an overweight in financial services was disadvantageous. However this was somewhat mitigated by good stock selection in the sector, particularly in diversified conglomerates.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Capital Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	23.11%	4.81%	2.07%	9.36%
Russell 1000® Growth Index	16.71	3.75	0.02	7.44
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	6.95
Portfolio — Class P Shares w/o sales charges(5)	22.79	4.57	1.82	7.53
Russell 1000® Growth Index	16.71	3.75	0.02	5.68
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	4.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on April 2, 1991.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	46.8%
Computer Services Software & Systems	18.2
Diversified Retail	10.5
Computer Technology	7.3
Commercial Services	5.9
Investment Company	5.8
Casinos & Gambling	5.5
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Capital Growth Portfolio

	Shares	Value (000)
Common Stocks (93.9%)
Air Transport (2.2%)
Expeditors International of Washington, Inc.	342,078	$18,677
Alternative Energy (3.8%)
Range Resources Corp.	172,742	7,770
Ultra Petroleum Corp. (a)	509,879	24,357
		32,127
Beverage: Brewers & Distillers (1.7%)
Anheuser-Busch InBev ADR	256,358	14,636
Biotechnology (2.9%)
Illumina, Inc. (a)	381,066	24,137
Casinos & Gambling (5.5%)
Las Vegas Sands Corp. (a)	722,143	33,182
Wynn Resorts Ltd.	123,330	12,807
		45,989
Cement (1.0%)
Martin Marietta Materials, Inc.	92,989	8,577
Chemicals: Diversified (2.9%)
Monsanto Co.	343,649	23,932
Commercial Finance & Mortgage Companies (2.5%)
BM&F Bovespa SA (Brazil)	2,634,670	20,839
Commercial Services (5.9%)
eBay, Inc. (a)	759,312	21,132
Leucadia National Corp.	580,643	16,943
SGS SA (Registered) (Switzerland)	6,894	11,569
		49,644
Communications Technology (0.9%)
Cisco Systems, Inc. (a)	379,948	7,686
Computer Services Software & Systems (18.2%)
Baidu, Inc. ADR (China) (a)	286,957	27,700
Facebook, Inc., Class B (a)(b)(c)	758,570	15,096
Google, Inc., Class A (a)	78,801	46,805
Salesforce.com, Inc. (a)	167,296	22,083
Tencent Holdings Ltd. (China)	482,300	10,480
Teradata Corp. (a)	561,492	23,111
VMware, Inc., Class A (a)	89,446	7,953
		153,228
Computer Technology (7.3%)
Apple, Inc. (a)	191,206	61,675
Consumer Lending (1.6%)
CME Group, Inc.	41,440	13,333
Diversified Media (2.0%)
Naspers Ltd., Class N (South Africa)	288,528	16,992
Diversified Retail (10.6%)
Amazon.com, Inc. (a)	354,632	63,834
Costco Wholesale Corp.	176,614	12,753
NetFlix, Inc. (a)	70,002	12,299
		88,886
Medical Equipment (2.0%)
Intuitive Surgical, Inc. (a)	64,198	16,547

	Shares	Value (000)
Pharmaceuticals (4.0%)
Allergan, Inc.	160,651	$11,032
Mead Johnson Nutrition Co.	356,656	22,202
		33,234
Real Estate Investment Trusts (REIT) (4.1%)
Brookfield Asset Management, Inc., Class A (Canada)	1,024,807	34,116
Recreational Vehicles & Boats (2.7%)
Edenred (France) (a)	948,263	22,448
Restaurants (3.4%)
Starbucks Corp.	526,888	16,929
Yum! Brands, Inc.	244,093	11,973
		28,902
Securities Brokerage & Services (1.6%)
Charles Schwab Corp. (The)	795,950	13,619
Semiconductors & Components (0.8%)
First Solar, Inc. (a)	53,269	6,932
Shipping (1.5%)
C.H. Robinson Worldwide, Inc.	152,252	12,209
Tobacco (1.9%)
Philip Morris International, Inc.	275,435	16,121
Wholesale & International Trade (2.9%)
Li & Fung Ltd. (Hong Kong)	4,265,601	24,750
Total Common Stocks (Cost $550,750)		789,236
Convertible Preferred Stocks (0.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(b)(c) (Cost $4,355)	1,451,604	4,355
Short-Term Investment (5.8%)
Investment Company (5.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $48,692)	48,692,195	48,692
Total Investments (100.2%) (Cost $603,797)		842,283
Liabilities in Excess of Other Assets (-0.2%)		(1,288)
Net Assets (100.0%)		$840,995

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $19,451,000, representing 2.3% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Capital Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$18,677	$—	$—	$18,677
Alternative Energy	32,127	—	—	32,127
Beverage: Brewers & Distillers	14,636	—	—	14,636
Biotechnology	24,137	—	—	24,137
Casinos & Gambling	45,989	—	—	45,989
Cement	8,577	—	—	8,577
Chemicals: Diversified	23,932	—	—	23,932
Commercial Finance & Mortgage Companies	20,839	—	—	20,839
Commercial Services	49,644	—	—	49,644
Communications Technology	7,686	—	—	7,686
Computer Services Software & Systems	138,132	—	15,096	153,228
Computer Technology	61,675	—	—	61,675
Consumer Lending	13,333	—	—	13,333
Diversified Media	16,992	—	—	16,992
Diversified Retail	88,886	—	—	88,886
Medical Equipment	16,547	—	—	16,547
Pharmaceuticals	33,234	—	—	33,234
Real Estate Investment Trusts (REIT)	34,116	—	—	34,116
Recreational Vehicles & Boats	22,448	—	—	22,448
Restaurants	28,902	—	—	28,902
Securities Brokerage & Services	13,619	—	—	13,619
Semiconductors & Components	6,932	—	—	6,932
Shipping	12,209	—	—	12,209
Tobacco	16,121	—	—	16,121
Wholesale & International Trade	24,750	—	—	24,750
Total Common Stocks	774,140	—	15,096	789,236
Convertible Preferred Stocks	—	—	4,355	4,355
Short-Term Investment —
Investment Company	48,692	—	—	48,692
Total Assets	$822,832	$—	$19,451	$842,283

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $67,638,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$—	$—
Accrued discounts/premiums	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	2,168	—
Net purchases (sales)	12,928	4,355
Transfers in for Level 3	—	—
Transfers out of Level 3	—	—
Balance as of 12/31/10	$15,096	$4,355
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$2,168	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Focus Growth Portfolio

The Focus Growth Portfolio (the "Portfolio") seeks capital appreciation by investing primarily in growth-oriented equity securities of large capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 28.23%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 16.71%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Although an overweight in technology diminished relative performance, it was more than offset by positive stock selection in the sector. Exposure to the computer technology industry drove gains. Stock selection in consumer discretionary was also advantageous to relative performance, with outperformance from the casinos and gambling industry. The health care sector was another source of relative strength, due to stock selection and an underweight in the sector. The medical equipment industry was the sector's leading contributor.

•  Conversely, stock selection and an overweight in the materials and processing sector had the largest negative effect on relative results. Within the sector, the fertilizer industry was the most detrimental to returns. Stock selection and an underweight in the energy sector also dampened relative performance, primarily due to exposure to natural gas producers. An underweight and stock selection in the consumer staples sector were a drag on returns, with weakness from the brewers and distillers industry.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Focus Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Large-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	28.23%	5.92%	2.87%	11.05%
Russell 1000® Growth Index	16.71	3.75	0.02	7.16
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	6.41
Portfolio — Class P Shares w/o sales charges(5)	27.86	5.64	2.61	8.84
Russell 1000® Growth Index	16.71	3.75	0.02	5.68
Lipper Large-Cap Growth Funds Index	15.13	2.38	–1.01	4.90

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Large-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Large-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Large-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on March 8, 1995.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	53.5%
Computer Services Software & Systems	19.2
Diversified Retail	11.1
Computer Technology	9.2
Commercial Services	7.0
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Focus Growth Portfolio

	Shares	Value (000)
Common Stocks (95.7%)
Air Transport (2.7%)
Expeditors International of Washington, Inc.	9,550	$521
Alternative Energy (4.6%)
Ultra Petroleum Corp. (a)	18,672	892
Beverage: Brewers & Distillers (2.2%)
Anheuser-Busch InBev ADR	7,481	427
Biotechnology (3.5%)
Illumina, Inc. (a)	10,740	680
Casinos & Gambling (4.9%)
Las Vegas Sands Corp. (a)	20,732	953
Chemicals: Diversified (3.8%)
Monsanto Co.	10,624	740
Commercial Finance & Mortgage Companies (3.1%)
BM&F Bovespa SA (Brazil)	75,659	598
Commercial Services (7.0%)
eBay, Inc. (a)	21,570	600
Leucadia National Corp.	16,380	478
SGS SA (Registered) (Switzerland)	169	284
		1,362
Computer Services Software & Systems (19.2%)
Baidu, Inc. ADR (China) (a)	8,283	800
Google, Inc., Class A (a)	2,250	1,336
Salesforce.com, Inc. (a)	4,812	635
Tencent Holdings Ltd. (China)	13,700	298
Teradata Corp. (a)	15,553	640
		3,709
Computer Technology (9.2%)
Apple, Inc. (a)	5,504	1,775
Diversified Media (2.5%)
Naspers Ltd., Class N (South Africa)	8,199	483
Diversified Retail (11.2%)
Amazon.com, Inc. (a)	10,045	1,808
NetFlix, Inc. (a)	1,991	350
		2,158
Pharmaceuticals (3.3%)
Mead Johnson Nutrition Co.	10,093	628
Real Estate Investment Trusts (REIT) (4.9%)
Brookfield Asset Management, Inc., Class A (Canada)	28,355	944
Recreational Vehicles & Boats (3.3%)
Edenred (France) (a)	27,016	640
Restaurants (4.2%)
Starbucks Corp.	14,791	475
Yum! Brands, Inc.	6,948	341
		816
Tobacco (2.4%)
Philip Morris International, Inc.	8,034	470

	Shares	Value (000)
Wholesale & International Trade (3.7%)
Li & Fung Ltd. (Hong Kong)	122,100	$709
Total Common Stocks (Cost $15,483)		18,505
Convertible Preferred Stocks (0.3%)
Alternative Energy (0.3%)
Better Place, Inc. (a)(b)(c) (Cost $53)	17,553	53
Short-Term Investment (4.1%)
Investment Company (4.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $793)	793,245	793
Total Investments (100.1%) (Cost $16,329)		19,351
Liabilities in Excess of Other Assets (-0.1%)		(29)
Net Assets (100.0%)		$19,322

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $53,000, representing 0.3% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Focus Growth Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Air Transport	$521	$—	$—	$521
Alternative Energy	892	—	—	892
Beverage: Brewers & Distillers	427	—	—	427
Biotechnology	680	—	—	680
Casinos & Gambling	953	—	—	953
Chemicals: Diversified	740	—	—	740
Commercial Finance & Mortgage Companies	598	—	—	598
Commercial Services	1,362	—	—	1,362
Computer Services Software & Systems	3,709	—	—	3,709
Computer Technology	1,775	—	—	1,775
Diversified Media	483	—	—	483
Diversified Retail	2,158	—	—	2,158
Pharmaceuticals	628	—	—	628
Real Estate Investment Trusts (REIT)	944	—	—	944
Recreational Vehicles & Boats	640	—	—	640
Restaurants	816	—	—	816
Tobacco	470	—	—	470
Wholesale & International Trade	709	—	—	709
Total Common Stocks	18,505	—	—	18,505
Convertible Preferred Stocks	—	—	53	53
Short-Term Investment —
Investment Company	793	—	—	793
Total Assets	$19,298	$—	$53	$19,351

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $1,605,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 12/31/09	$—
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	53
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$53
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Opportunity Portfolio

The Opportunity Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in established and emerging franchise companies with capitalizations within the range of companies included in the Russell 1000® Growth Index.

Performance

On May 21, 2010, the Opportunity Portfolio acquired the assets/liabilities and adopted the financial and performance history of the Van Kampen Equity Growth Fund.

Beginning with the fiscal period ended December 31, 2010, the fiscal year end for this Portfolio will be for periods ended December 31. Prior to December 31, 2010, the fiscal year was reported and audited as of June 30. The last audited fiscal year was for the twelve months ended June 30, 2010.

The financial highlights included in this annual report cover the period from July 1, 2010 to December 31, 2010.

For the period from July 1, 2010 to December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.72%, net of fees, for Class H shares. During the period, the Portfolio's Class H shares outperformed against its benchmark, the Russell 1000® Growth Index (the "Index"), which returned 26.37%. Performance does not reflect the deduction of any applicable sales charge.

Factors Affecting Performance

•  Improving outlooks for the U.S. and global economies drove equity market gains in the second half of 2010. Expectations for the Federal Reserve (the Fed) to implement a second round of Treasury bond buying were a major factor in the rally. With ongoing weakness in employment and the housing market and troubling government debt at the state and local levels, investors believed the Fed's response would help avert a double-dip recession, at least for the time being.

•  The Portfolio outperformed the Index during the period. Stock selection and an overweight in consumer discretionary had the largest positive effect on relative performance, particularly in the diversified retail industry.

•  Stock selection in technology was also advantageous to relative performance. The Portfolio's exposure to the computer technology industry led the sector's outperformance.

•  An underweight in health care was favorable to relative performance, although the Portfolio's sole holding in the sector, a medical equipment stock, underperformed.

•  However, relative gains were diminished by both an overweight and stock selection in financial services. Within the sector, the financial data and systems industry was the largest detractor.

•  Both stock selection and an underweight in energy hampered relative performance. The Portfolio's energy positions did not underperform the Index, but given our general underweight and the relative outperformance of other names in the sector that we do not own, our overall exposure detracted from relative performance.

•  An underweight in producer durables hurt relative performance, while stock selection helped.

Management Strategies

•  We seek to invest in high-quality established and emerging franchise companies that we believe have sustainable competitive advantages and strong normalized free cash flow yields and are undervalued at the time of investment. We find these companies through rigorous fundamental analysis. We focus on long-term growth rather than short-term events.

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Opportunity Portfolio

*  Minimum Investment

**  Performance shown for the Portfolio's Class H shares reflects the performance of the Class A shares of the Predecessor Fund for periods prior to May 21, 2010 and has been restated to reflect the Portfolio's applicable sales charge.

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class H shares will vary from the Class I, Class P and Class L shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 1000® Growth Index(1) and the Lipper Multi-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(5)
Portfolio — Class I Shares w/o sales charges(4)	19.64%	6.47%	—	7.94%
Russell 1000® Growth Index	16.71	3.75	—	4.01
Lipper Multi-Cap Growth Funds Index	20.39	3.50	—	4.27
Portfolio — Class H Shares w/o sales charges(4)	19.30	6.20	2.20	4.03
Portfolio — Class H Shares with maximum sales charges(4)	13.62	5.18	1.71	3.63
Russell 1000® Growth Index	16.71	3.75	0.02	1.83
Lipper Multi-Cap Growth Funds Index	20.39	3.50	0.25	3.15
Portfolio — Class L Shares w/o sales charges(4)	18.57	5.41	1.50	3.31
Russell 1000® Growth Index	16.71	3.75	0.02	1.83
Lipper Multi-Cap Growth Funds Index	20.39	3.50	0.25	3.15
	Total Returns(3)
	One Year	Five Years	Cumulative Ten Years	Since Inception(5)
Portfolio — Class P Shares w/o sales charges(4)	—	—	—	25.23%
Russell 1000® Growth Index	—	—	—	19.79
Lipper Multi-Cap Growth Funds Index	—	—	—	22.31

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in sales charges and expenses.

(1)  The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index is an index of approximately 1,000 of the largest U.S. companies based on a combination of market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Multi-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Multi-Cap Growth Funds Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio was in the Lipper Multi-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time. The Adviser has agreed to waive or reimburse all or a portion of the Portfolio's advisory fees and/or other expenses, excluding investment related expenses, for at least one year.

(4)  On May 21, 2010 Class A, Class B, Class C, and Class I shares of Van Kampen Equity Growth Fund ("the Predecessor Fund") were reorganized into Class H, Class H, Class L, and Class I shares of Morgan Stanley Equity Growth Portfolio ("the Portfolio"), respectively. Class H, Class L, and Class I shares' returns of the Portfolio will differ from the Predecessor Fund as they have different expenses. Performance shown for the Portfolio's Class I, Class H, and Class L shares reflects the performance of the shares of the Predecessor Fund for periods prior to May 21, 2010. The Class I shares of the Predecessor Fund commenced operations on August 12, 2005. Each of the Class A and Class C shares of the Predecessor Fund commenced operations on May 28, 1998. Class P shares commenced operations on May 21, 2010. Performance for Class H shares has been restated to reflect the Portfolio's applicable sales charge. In October 2010, the Morgan Stanley Equity Growth Portfolio changed its name to the Morgan Stanley Opportunity Portfolio.

(5)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index. Returns for periods less than one year are not annualized.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Opportunity Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Other*	45.0%
Consumer Lending	12.9
Computer Services Software & Systems	11.7
Computer Technology	9.1
Diversified Retail	8.7
Commercial Services	7.5
Communications Technology	5.1
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Opportunity Portfolio

	Shares	Value (000)
Common Stocks (98.3%)
Advertising Agencies (4.3%)
Omnicom Group, Inc.	274,450	$12,570
Alternative Energy (3.1%)
Ultra Petroleum Corp. (a)	194,148	9,274
Asset Management & Custodian (1.5%)
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	317,043	4,507
Beverage: Brewers & Distillers (1.4%)
Diageo PLC ADR (United Kingdom)	56,113	4,171
Casinos & Gambling (4.3%)
Universal Entertainment Corp. (Japan) (a)	263,900	7,713
Wynn Resorts Ltd.	48,265	5,012
		12,725
Chemicals: Diversified (3.9%)
Monsanto Co.	164,921	11,485
Commercial Finance & Mortgage Companies (0.9%)
BM&F Bovespa SA (Brazil)	351,674	2,782
Commercial Services (7.5%)
China Merchants Holdings International Co., Ltd. (China)	2,320,135	9,164
New Oriental Education & Technology Group, Inc. ADR (China) (a)	113,819	11,977
Xueda Education Group ADR (China) (a)	87,528	986
		22,127
Commercial Vehicles & Parts (0.9%)
Minth Group Ltd. (Hong Kong)	1,570,000	2,577
Communications Technology (5.1%)
Cisco Systems, Inc. (a)	253,163	5,122
Corning, Inc.	519,993	10,046
		15,168
Computer Services Software & Systems (11.8%)
Baidu, Inc. ADR (China) (a)	125,938	12,157
Google, Inc., Class A (a)	38,093	22,626
		34,783
Computer Technology (9.1%)
Apple, Inc. (a)	71,420	23,037
Youku.com, Inc. ADR (China) (a)	113,212	3,964
		27,001
Consumer Lending (12.9%)
American Express Co.	124,324	5,336
Berkshire Hathaway, Inc., Class B (a)	51,475	4,124
CME Group, Inc.	25,625	8,245
Mastercard, Inc., Class A	62,706	14,053
Visa, Inc., Class A	90,532	6,371
		38,129
Diversified Retail (8.7%)
Amazon.com, Inc. (a)	142,572	25,663
Home Building (3.7%)
Brookfield Incorporacoes SA (Brazil)	2,097,295	10,929

	Shares	Value (000)
Insurance: Multi-Line (4.5%)
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	498,820	$13,373
Personal Care (1.5%)
Procter & Gamble Co. (The)	67,639	4,351
Real Estate Investment Trusts (REIT) (4.6%)
Brookfield Asset Management, Inc., Class A (Canada)	410,612	13,669
Semiconductors & Components (2.5%)
Marvell Technology Group Ltd. (a)	389,419	7,224
Tobacco (3.1%)
Philip Morris International, Inc.	154,737	9,057
Truckers (3.0%)
DSV A/S (Denmark)	405,016	8,953
Total Common Stocks (Cost $232,365)		290,518
Convertible Preferred Stocks (0.8%)
Alternative Energy (0.8%)
Better Place, Inc. (a)(b)(c) (Cost $2,339)	779,539	2,339
Short-Term Investment (1.1%)
Investment Company (1.1%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $3,180)	3,180,133	3,180
Total Investments (100.2%) (Cost $237,884)		296,037
Liabilities in Excess of Other Assets (-0.2%)		(551)
Net Assets (100.0%)		$295,486

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

(c)  At December 31, 2010, the Portfolio held a fair valued security valued at approximately $2,339,000, representing 0.8% of net assets. This security has been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

ADR  American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Opportunity Portfolio

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Advertising Agencies	$12,570	$—	$—	$12,570
Alternative Energy	9,274	—	—	9,274
Asset Management & Custodian	4,507	—	—	4,507
Beverage: Brewers & Distillers	4,171	—	—	4,171
Casinos & Gambling	12,725	—	—	12,725
Chemicals: Diversified	11,485	—	—	11,485
Commercial Finance & Mortgage Companies	2,782	—	—	2,782
Commercial Services	22,127	—	—	22,127
Commercial Vehicles & Parts	2,577	—	—	2,577
Communications Technology	15,168	—	—	15,168
Computer Services Software & Systems	34,783	—	—	34,783
Computer Technology	27,001	—	—	27,001
Consumer Lending	38,129	—	—	38,129
Diversified Retail	25,663	—	—	25,663
Home Building	10,929	—	—	10,929
Insurance: Multi-Line	13,373	—	—	13,373
Personal Care	4,351	—	—	4,351
Real Estate Investment Trusts (REIT)	13,669	—	—	13,669
Semiconductors & Components	7,224	—	—	7,224
Tobacco	9,057	—	—	9,057
Truckers	8,953	—	—	8,953
Total Common Stocks	290,518	—	—	290,518
Convertible Preferred Stocks	—	—	2,339	2,339
Short-Term Investment —
Investment Company	3,180	—	—	3,180
Total Assets	$293,698	$—	$2,339	$296,037

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $28,407,000 transferred from Level 2 to Level 1. At June 30, 2010, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Convertible Preferred Stocks (000)
Balance as of 6/30/10	$2,339
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	—
Net purchases (sales)	—
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$2,339
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Small Company Growth Portfolio

The Small Company Growth Portfolio (the "Portfolio") seeks long-term capital appreciation by investing primarily in growth-oriented equity securities of small capitalization companies.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 27.20%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the Russell 2000® Growth Index (the "Index"), which returned 29.09%.

Factors Affecting Performance

•  The stock market finished 2010 higher, as investors gained confidence that the U.S. and global economies would likely avoid a double-dip recession, at least for the time being. Optimism was driven by improvements in some measures of the U.S. economy, although the weak housing market and near-record high unemployment rates continued to hang over the market. Shifting sentiment about Europe's fiscal health caused volatility in the markets, especially early in the year and during the summer months when the problems of some of the heavily indebted peripheral countries appeared to escalate. In late August, U.S. stocks rallied on the prospects of a second round of quantitative easing (buying government bonds to increase money supply) by the Federal Reserve. The market climbed through the remainder of the year as the expectation became a reality and an additional stimulus package was passed by the U.S. Congress.

•  Our emphasis on high-quality companies with sustainable competitive advantages led to positive results versus broad market and peer averages. Throughout the year, concerns about the U.S. economy and the financial conditions of several debt-ridden European nations intensified worries about the global economy's recovery and led to increased volatility in the marketplace. We were confident in the long-term prospects of the positions we held in the portfolio, given these companies' attractive valuations and strong balance sheets. Our focus on free cash flow yield and rising return on capital led us to invest in high-quality names which outperformed despite the volatility in the market place. Going forward, we maintain our three- to five-year outlook and continue seeking to capitalize on compelling opportunities to upgrade the portfolio.

•  Stock selection in health care was the largest detractor, which was somewhat offset by relative gains from an underweight there. Within the sector, the pharmaceuticals industry was the primary cause for the underperformance. Stock selection in consumer discretionary was unfavorable as well, while an overweight helped relative performance. The specialty retail industry was the sector's weakest performer. Relative performance was hampered by stock selection and an underweight in the energy sector, where exposure to natural gas producers was especially disadvantageous.

•  However, both stock selection and an overweight in the materials and processing sector were advantageous to relative performance, particularly exposure to the diversified metals and minerals industry. Stock selection and an underweight in producer durables contributed positively, led by the back office support, human resources and consulting industry. Finally, stock selection in utilities was a source of relative gains, despite the negative impact of an overweight in the sector, as the miscellaneous utilities industry outperformed.

Management Strategies

•  As a team, we believe having a market outlook can be an anchor. Our focus remains on assessing company prospects over three to five years, and owning a portfolio of high-quality companies with diverse business drivers not tied to a particular market environment.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Small Company Growth Portfolio

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the Russell 2000® Growth Index(1) and the Lipper Small-Cap Growth Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(6)
Portfolio — Class I Shares w/o sales charges(4)	27.20%	4.76%	5.32%	11.40%
Russell 2000® Growth Index	29.09	5.30	3.78	6.86
Lipper Small-Cap Growth Funds Index	26.08	3.92	2.58	8.86
Portfolio — Class P Shares w/o sales charges(5)	26.86	4.47	5.06	10.33
Russell 2000® Growth Index	29.09	5.30	3.78	4.88
Lipper Small-Cap Growth Funds Index	26.08	3.92	2.58	6.34

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market capitalization and current index membership. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Lipper Small-Cap Growth Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Small-Cap Growth Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 30 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Small-Cap Growth Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on November 1, 1989.

(5)  Commenced offering on January 2, 1996.

(6)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	75.2%
Computer Services Software & Systems	15.1
Commercial Services	9.7
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

Small Company Growth Portfolio

	Shares	Value (000)
Common Stocks (96.0%)
Asset Management & Custodian (4.2%)
Capital Southwest Corp.	41,517	$4,310
CETIP SA - Balcao Organizado de Ativos e Derivativos (Brazil)	867,495	12,333
Greenhill & Co., Inc.	708,705	57,887
		74,530
Casinos & Gambling (1.9%)
Lakes Entertainment, Inc. (a)	613,119	1,747
Universal Entertainment Corp. (Japan) (a)	1,064,700	31,119
		32,866
Cement (3.8%)
Eagle Materials, Inc.	1,247,179	35,233
Texas Industries, Inc.	676,465	30,968
		66,201
Chemicals: Diversified (4.0%)
Intrepid Potash, Inc. (a)	846,228	31,556
Rockwood Holdings, Inc. (a)	992,565	38,829
		70,385
Commercial Services (10.0%)
Advisory Board Co. (The) (a)	1,022,830	48,718
Corporate Executive Board Co. (The)	1,051,275	39,475
CoStar Group, Inc. (a)	878,475	50,565
Information Services Group, Inc. (a)	2,217,197	4,634
MercadoLibre, Inc. (Brazil) (a)	481,684	32,104
		175,496
Communications Technology (1.5%)
GSI Commerce, Inc. (a)	1,143,168	26,521
Computer Services Software & Systems (12.9%)
Acxiom Corp. (a)	1,497,503	25,682
Blackboard, Inc. (a)	381,246	15,746
comScore, Inc. (a)	490,292	10,938
Forrester Research, Inc.	1,049,162	37,025
MakeMyTrip Ltd. (India) (a)	270,216	7,304
NetSuite, Inc. (a)	761,076	19,027
OpenTable, Inc. (a)	462,685	32,610
Solera Holdings, Inc.	1,018,286	52,258
SuccessFactors, Inc. (a)	874,894	25,337
		225,927
Computer Technology (2.8%)
E-Commerce China Dangdang, Inc. ADR (China) (a)	661,518	17,907
Youku.com, Inc. ADR (China) (a)	901,095	31,548
		49,455
Consumer Electronics (0.8%)
Sohu.com, Inc. (China) (a)	229,500	14,571
Diversified Retail (4.3%)
Blue Nile, Inc. (a)	983,911	56,142
Citi Trends, Inc. (a)	787,762	19,340
		75,482

	Shares	Value (000)
Electronic Components (1.5%)
Cogent Communications Group, Inc. (a)	1,809,821	$25,591
Entertainment (2.8%)
Vail Resorts, Inc. (a)	948,719	49,371
Financial Data & Systems (3.5%)
MSCI, Inc., Class A (a)	1,557,974	60,699
Foods (0.7%)
Country Style Cooking Restaurant Chain Co. Ltd. ADR (China) (a)	563,965	12,971
Health Care Services (2.3%)
athenahealth, Inc. (a)	978,927	40,116
Health Care Facilities (0.2%)
LCA-Vision, Inc. (a)	745,278	4,285
Health Care Management Services (1.5%)
HMS Holdings Corp. (a)	411,470	26,651
Health Care: Miscellaneous (1.0%)
MedAssets, Inc. (a)	865,588	17,476
Home Building (2.5%)
Brookfield Incorporacoes SA (Brazil)	4,734,317	24,670
Gafisa SA ADR (Brazil)	1,381,712	20,076
		44,746
Hotel/Motel (0.8%)
Gaylord Entertainment Co. (a)	367,146	13,195
Insurance: Multi-Line (2.7%)
Greenlight Capital Re Ltd., Class A (Cayman Islands) (a)	1,426,544	38,246
Pico Holdings, Inc. (a)	286,610	9,114
		47,360
Medical & Dental Instruments & Supplies (3.2%)
Techne Corp.	859,453	56,440
Metals & Minerals: Diversified (5.1%)
Lynas Corp. Ltd. (Australia) (a)	42,277,220	89,077
Oil: Crude Producers (2.1%)
Brigham Exploration Co. (a)	1,382,137	37,649
Pharmaceuticals (3.0%)
Gen-Probe, Inc. (a)	624,418	36,435
Ironwood Pharmaceuticals, Inc. (a)(b)	1,212,976	12,554
Ironwood Pharmaceuticals, Inc. (a)	306,973	3,177
		52,166
Printing and Copying Services (1.4%)
VistaPrint N.V. (a)	539,060	24,797
Publishing (1.6%)
Morningstar, Inc.	532,169	28,248
Real Estate Investment Trusts (REIT) (0.2%)
Consolidated-Tomoka Land Co.	125,935	3,640
Restaurants (4.9%)
BJ's Restaurants, Inc. (a)	690,253	24,456
PF Chang's China Bistro, Inc.	1,274,848	61,779
		86,235

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

	Shares	Value (000)
Scientific Instruments: Pollution Control (1.3%)
Covanta Holding Corp.	1,372,258	$23,589
Semiconductors & Components (2.0%)
Tessera Technologies, Inc. (a)	1,551,736	34,371
Technology: Miscellaneous (0.9%)
iRobot Corp. (a)	643,902	16,020
Utilities: Electrical (4.6%)
AET&D Holdings No 1 Ltd. (Australia) (a)(c)(d)	6,504,106	—
Brookfield Infrastructure Partners LP (Canada)	3,834,153	80,709
		80,709
Total Common Stocks (Cost $1,331,007)		1,686,836
Preferred Stocks (1.2%)
Health Care Services (0.4%)
Castlight Health, Inc. (a)(c)(d)	1,796,926	7,387
Medical Equipment (0.4%)
Pacific Biosciences of California, Inc. (a)(c)(d)	1,046,420	7,765
Technology: Miscellaneous (0.4%)
Ning, Inc. Series D (a)(c)(d)	1,132,800	6,593
Total Preferred Stocks (Cost $22,812)		21,745
Convertible Preferred Stocks (3.5%)
Alternative Energy (0.5%)
Better Place, Inc. (a)(c)(d)	2,887,667	8,663
Computer Services Software & Systems (2.7%)
Twitter, Inc. Series E (a)(c)(d)	456,336	20,903
Youku.com, Inc. (China) (a)(c)(d)	15,089,311	26,557
		47,460
Consumer Services: Miscellaneous (0.3%)
Xoom Corp. Series F (a)(c)(d)	2,610,922	5,222
Total Convertible Preferred Stocks (Cost $30,940)		61,345
Short-Term Investment (2.5%)
Investment Company (2.5%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $44,047)	44,047,301	44,047
Total Investments (103.2%) (Cost $1,428,806)		1,813,973
Liabilities in Excess of Other Assets (-3.2%)		(56,068)
Net Assets (100.0%)		$1,757,905

(a)  Non-income producing security.

(b)  Super voting rights at a ratio of 10:1.

(c)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $83,090,000, representing 4.7% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

(d)  Security has been deemed illiquid at December 31, 2010.

ADR  American Depositary Receipt

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Asset Management & Custodian	$74,530	$—	$—	$74,530
Casinos & Gambling	32,866	—	—	32,866
Cement	66,201	—	—	66,201
Chemicals: Diversified	70,385	—	—	70,385
Commercial Services	175,496	—	—	175,496
Communications Technology	26,521	—	—	26,521
Computer Services Software & Systems	225,927	—	—	225,927
Computer Technology	49,455	—	—	49,455
Consumer Electronics	14,571	—	—	14,571
Diversified Retail	75,482	—	—	75,482
Electronic Components	25,591	—	—	25,591
Entertainment	49,371	—	—	49,371
Financial Data & Systems	60,699	—	—	60,699
Foods	12,971	—	—	12,971
Health Care Services	40,116	—	—	40,116
Health Care Facilities	4,285	—	—	4,285
Health Care Management Services	26,651	—	—	26,651
Health Care: Miscellaneous	17,476	—	—	17,476
Home Building	44,746	—	—	44,746
Hotel/Motel	13,195	—	—	13,195
Insurance: Multi-Line	47,360	—	—	47,360
Medical & Dental Instruments & Supplies	56,440	—	—	56,440
Metals & Minerals: Diversified	89,077	—	—	89,077
Oil: Crude Producers	37,649	—	—	37,649
Pharmaceuticals	52,166	—	—	52,166
Printing and Copying Services	24,797	—	—	24,797
Publishing	28,248	—	—	28,248
Real Estate Investment Trusts (REIT)	3,640	—	—	3,640
Restaurants	86,235	—	—	86,235
Scientific Instruments: Pollution Control	23,589	—	—	23,589
Semiconductors & Components	34,371	—	—	34,371

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Small Company Growth Portfolio

Fair Value Measurement Information: (cont'd)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)		Total (000)
Common Stocks (cont'd)
Technology: Miscellaneous	$16,020	$—	$—		$16,020
Utilities: Electrical	80,709	—	—	†	80,709
Total Common Stocks	1,686,836	—	—	†	1,686,836
Preferred Stocks	—	—	21,745		21,745
Convertible Preferred Stocks	—	—	61,345		61,345
Short-Term Investment —
Investment Company	44,047	—	—		44,047
Total Assets	$1,730,883	$—	$83,090		$1,813,973

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the levels as of the end of the period. As of December 31, 2010, securities with a total value of approximately $144,866,000 transferred from Level 2 to Level 1. At December 31, 2009, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Common Stocks (000)		Preferred Stocks (000)	Convertible Preferred Stocks (000)
Balance as of 12/31/09	$26,686		$17,305	$7,293
Accrued discounts/premiums	—		—	—
Realized gain (loss)	—		—	—
Change in unrealized appreciation (depreciation)	(14,132)		(2,947)	30,406
Net purchases (sales)	—	@	7,387	23,646
Transfers in for Level 3	—		—	—
Transfers out of Level 3	(12,554	)‡	—	—
Balance as of 12/31/10	$—	@	$21,745	$61,345
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	$—		$(1,067)	$30,406

†  Includes securities which are valued at zero.

‡  A security that was fair valued under procedures established by and under the general supervision of the Fund's Directors at December 31, 2010 was valued using an unadjusted quoted price at December 31, 2010.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

U.S. Real Estate Portfolio

The U.S. Real Estate Portfolio (the "Portfolio") seeks to provide above average current income and long-term capital appreciation by investing primarily in equity securities of companies in the U.S. real estate industry, including real estate investment trusts ("REITs").

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 29.86%, net of fees, for Class I shares. The Portfolio's Class I shares outperformed against its benchmark, the FTSE NAREIT Equity REITs Index (the "Index"), which returned 27.96%, and the S&P 500® Index, which returned 15.06%.

Factors Affecting Performance

•  The real estate investment trust (REIT) market gained 27.96% in the 12-month period ending December 31, 2010, as measured by the FTSE NAREIT Equity REITs Index, but is still down approximately 25% from peak levels. For most of the period, the sector continued the strong recovery that began in mid-March 2009. REITs posted significant gains through April. The gains appeared to be driven by an improved outlook for the economy and coincided with the strong rally in the broader equity and debt markets. Subsequently, the sector declined through June alongside the broader equity markets, which fell on investor concerns that the European sovereign debt crisis and policy-tightening measures in China may hinder continued global economic growth. For the remainder of the period, REIT share prices generally appeared to benefit once again from rallies in the equity and bond markets, as Treasuries experienced dramatic declines in yields on concerns over continued weak economic conditions and the renewed risks of deflation, and greater conviction that the Fed will not likely raise short-term rates soon.

•  Among the major U.S. REIT sectors, the apartment sector significantly outperformed, the retail sector meaningfully outperformed, and the office sector significantly underperformed the Index. Apartment stocks benefited as the companies reported that multifamily operating fundamentals continued to strengthen even in the face of a slowing U.S. economy and sluggish job growth. Additionally, asset values in the apartment investment market continued to strengthen due to the improved operating and financing environment. The retail sector meaningfully outperformed the Index. Within the retail sector, both malls and shopping centers outperformed as operating results showed signs of improvement as tenant demand from retailers has improved from trough levels in mid-2009. The office sector significantly underperformed the Index. Within the office sector, the companies that focus on major central business district locations, particularly New York City, outperformed the owners of suburban office assets, who experienced continued weakness in tenant demand. Among the smaller sectors, the hotel REITs significantly outperformed, the storage REITs modestly outperformed, and the health care and industrial REITs significantly underperformed the Index.

•  The Portfolio outperformed the Index for the period. Bottom-up stock selection and top-down sector allocation both contributed to performance. Stock selection was especially strong in the hotel, office, apartment and diversified sectors; this was partially offset by the impact of stock selection in the shopping center and mall sectors. From a top-down perspective, the Fund benefited from the overweight to the hotel and apartment sectors and the underweight to the industrial sector. Cash held in the Portfolio detracted from relative performance, given the Index's nearly 28% gain during the period.

Management Strategies

•  We have maintained our core investment philosophy as a real estate value investor. This results in the ownership of stocks whose share prices provide real estate exposure at the best valuation relative to their underlying asset values. We continue to focus on relative implied valuations as a key metric. Our company-specific research leads us to an overweighting in the Portfolio to a group of companies that are focused in the ownership of apartment properties and upscale urban hotels and an underweighting to companies concentrated in the ownership of industrial, suburban office and health care assets.

•  Based on an estimated 20% downward adjustment to asset values from peak levels, the REIT market ended the period at an approximate 20% premium. Views on valuations in the REIT sector remain mixed. Advocates point to a continued improvement in asset values, particularly among higher-quality assets with a secure income stream, as

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

U.S. Real Estate Portfolio

well as in credit markets, and the favorable benefits of REITs having unique access to capital at very attractive rates. In addition, while current valuations may be ahead of consensus NAVs, it is notable that they are very comparable to the prices being paid in limited recent transactions. However, the case for the attractiveness of REITs relative to investment grade bonds has been weakened due to the combination of declining capitalization rates and higher bond yields, plus an outlook for lackluster operating cash flow growth. The bears continue to be worried that share prices have run ahead of themselves due to a potential disappointment from a slower-than-expected recovery in asset values driven by a weaker-than-expected recovery in operating fundamentals (as a result of disappointing economic and job growth) and/or the overhang from the high degree of troubled mortgages that require significant equity capital.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the FTSE NAREIT Equity REITs Index(1), the S&P 500® Index(2), and the Lipper Real Estate Funds Average(3)

	Total Returns(4)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(7)
Portfolio — Class I Shares w/o sales charges(5)	29.86%	3.83%	11.37%	13.16%
FTSE NAREIT Equity REITs Index	27.96	3.04	10.77	10.92
S&P 500® Index	15.06	2.29	1.42	8.11
Lipper Real Estate Funds Average	27.60	1.91	9.64	11.12
Portfolio — Class P Shares w/o sales charges(6)	29.51	3.57	11.07	12.16
FTSE NAREIT Equity REITs Index	27.96	3.04	10.77	10.55
S&P 500® Index	15.06	2.29	1.42	6.71
Lipper Real Estate Funds Average	27.60	1.91	9.64	10.53

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  The FTSE NAREIT (National Association of Real Estate Investment Trusts) Equity REITs Index is free float-adjusted market capitalization weighted index of tax-qualified REITs listed on the New York Stock Exchange, NYSE Amex and the NASDAQ National Market Systems. Effective December 20, 2010, the FTSE NAREIT Equity REITs Index will not include "Timber REITs". The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(2)  The Standard & Poor's 500® Index (S&P 500®) measures the performance of the large cap segment of the U.S. equities market, covering approximately 75% of the U.S. equities market. The Index includes 500 leading companies in leading industries of the U.S. economy. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

(3)  The Lipper Real Estate Funds Average tracks the performance of all funds in the Lipper Real Estate Funds classification. The Average, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. As of the date of this report, the Portfolio is in the Lipper Real Estate Funds classification.

(4)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(5)  Commenced operations on February 24, 1995.

(6)  Commenced offering on January 2, 1996.

(7)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

U.S. Real Estate Portfolio

Portfolio Composition

Classification	Percentage of Total Investments
Residential Apartments	16.8%
Regional Malls	14.6
Other*	13.3
Diversified	10.9
Health Care	10.7
Office	10.2
Lodging/Resorts	10.2
Shopping Centers	7.9
Industrial	5.4
Total Investments	100.0%

*  Industries representing less than 5% of total investments.

2010 Annual Report

December 31, 2010

Portfolio of Investments

U.S. Real Estate Portfolio

	Shares	Value (000)
Common Stocks (98.2%)
Diversified (11.1%)
Coresite Realty Corp.	214,204	$2,922
Cousins Properties, Inc. REIT	1,817,487	15,158
Digital Realty Trust, Inc. REIT	192,580	9,926
Forest City Enterprises, Inc., Class A (a)	1,471,490	24,559
Lexington Realty Trust REIT	54,430	433
Vornado Realty Trust REIT	585,988	48,830
Winthrop Realty Trust REIT	254,160	3,251
		105,079
Health Care (10.9%)
Assisted Living Concepts, Inc., Class A (a)	304,811	9,915
Capital Senior Living Corp. (a)	160,420	1,075
HCP, Inc. REIT	1,292,078	47,536
Healthcare Realty Trust, Inc. REIT	630,622	13,350
LTC Properties, Inc. REIT	20,790	584
Nationwide Health Properties, Inc. REIT	102,728	3,737
Senior Housing Properties Trust REIT	754,511	16,554
Ventas, Inc. REIT	188,820	9,909
		102,660
Industrial (5.5%)
AMB Property Corp. REIT	868,818	27,550
Cabot Industrial Value Fund II, LP (a)(b)(c)(d)	14,000	4,900
Cabot Industrial Value Fund III, LP (a)(b)(c)(d)	2,980	1,490
DCT Industrial Trust, Inc. REIT	716,623	3,805
Exeter Industrial Value Fund, LP (a)(b)(c)(d)	6,375,000	5,228
Keystone Industrial Fund, LP (a)(b)(c)(d)	7,500,000	5,925
Keystone Industrial Fund II, LP (a)(b)(c)(d)	3,037,500	3,245
		52,143
Lodging/Resorts (10.4%)
Host Hotels & Resorts, Inc. REIT	3,699,134	66,103
Starwood Hotels & Resorts Worldwide, Inc.	529,827	32,203
		98,306
Mortgage (1.4%)
Colony Financial, Inc. REIT	3,092	62
CreXus Investment Corp. REIT	131,180	1,718
Starwood Property Trust, Inc. REIT	543,871	11,682
		13,462
Office (10.5%)
BioMed Realty Trust, Inc. REIT	191,810	3,577
Boston Properties, Inc. REIT	491,087	42,283
BRCP REIT I L.P. (a)(b)(c)(d)	6,101,396	2,136
BRCP REIT II, L.P. REIT (a)(b)(c)(d)	7,919,213	3,801
Brookfield Properties Corp.	754,661	13,229
CommonWealth REIT	95,118	2,426
Douglas Emmett, Inc. REIT	207,480	3,444
Hudson Pacific Properties, Inc. REIT	257,620	3,877
Mack-Cali Realty Corp. REIT	700,440	23,157
Parkway Properties Inc. REIT	39,514	692
		98,622

	Shares	Value (000)
Office/Industrial Mixed (1.6%)
Duke Realty Corp. REIT	257,696	$3,211
Liberty Property Trust REIT	237,120	7,569
PS Business Parks, Inc. REIT	72,202	4,023
		14,803
Regional Malls (14.9%)
General Growth Properties, Inc. REIT	1,510,550	23,383
Macerich Co. (The) REIT	131,740	6,241
Simon Property Group, Inc. REIT	1,084,958	107,943
Taubman Centers, Inc. REIT	66,013	3,332
		140,899
Residential Apartments (17.1%)
American Campus Communities, Inc. REIT	59,580	1,892
Apartment Investment & Management Co., Class A REIT	23,037	595
AvalonBay Communities, Inc. REIT	331,945	37,361
BRE Properties, Inc. REIT	9,130	397
Camden Property Trust REIT	489,955	26,448
Equity Residential REIT	1,702,681	88,454
Post Properties, Inc. REIT	170,644	6,195
		161,342
Residential Manufactured Homes (1.8%)
Equity Lifestyle Properties, Inc. REIT	307,360	17,191
Self Storage (4.5%)
Public Storage REIT	393,198	39,878
Sovran Self Storage, Inc. REIT	79,382	2,922
		42,800
Shopping Centers (8.1%)
Acadia Realty Trust REIT	511,396	9,328
Federal Realty Investment Trust REIT	148,560	11,577
Kite Realty Group Trust REIT	118,470	641
Regency Centers Corp. REIT	1,111,624	46,955
Retail Opportunity Investments Corp.	809,266	8,020
		76,521
Timber (0.4%)
Plum Creek Timber Co., Inc. REIT	104,148	3,900
Total Common Stocks (Cost $811,788)		927,728
Short-Term Investment (3.8%)
Investment Company (3.8%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $35,795)35,795,250		35,795
Total Investments (102.0%) (Cost $847,583)		963,523
Liabilities in Excess of Other Assets (-2.0%)		(18,728)
Net Assets (100.0%)		$944,795

(a)  Non-income producing security.

(b)  Security has been deemed illiquid at December 31, 2010.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

U.S. Real Estate Portfolio

(c)  Restricted security valued at fair value and not registered under the Securities Act of 1933. BCRP REIT I, LLC was acquired between 5/03 - 5/08 and has a cost basis of $2,287,000. BRCP REIT II, LLC was acquired between 10/06 - 8/10 and has a current cost basis of $7,919,000. Cabot Industrial Value Fund II, LP was acquired between 11/05 - 2/10 and has a current cost basis of $7,000,000. Cabot Industrial Value Fund III, LP was acquired between 12/08 - 2/10 and has a current cost basis of $1,490,000. Exeter Industrial Fund, LP was acquired between 11/07 - 7/10 and has a current cost basis of $6,375,000. Keystone Industrial Fund, LP was acquired between 3/06 - 11/09 and has a current cost basis of $6,131,000. Keystone Industrial Fund II, LP was acquired between 1/09 and 12/10 and has a current cost basis of $3,038,000. At December 31, 2010, these securities had an aggregate market value of $26,725,000 representing 2.8% of net assets.

(d)  At December 31, 2010, the Portfolio held fair valued securities valued at approximately $26,725,000, representing 2.8% of net assets. These securities have been fair valued as determined in good faith under procedures established by and under the general supervision of the Fund's Directors.

REIT  Real Estate Investment Trust

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Diversified	$105,079	$—	$—	$105,079
Health Care	102,660	—	—	102,660
Industrial	31,355	—	20,788	52,143
Lodging/Resorts	98,306	—	—	98,306
Mortgage	13,462	—	—	13,462
Office	92,685	—	5,937	98,622
Office/Industrial Mixed	14,803	—	—	14,803
Regional Malls	140,899	—	—	140,899
Residential Apartments	161,342	—	—	161,342
Residential Manufactured Homes	17,191	—	—	17,191
Self Storage	42,800	—	—	42,800
Shopping Centers	76,521	—	—	76,521
Timber	3,900	—	—	3,900
Total Common Stocks	901,003	—	26,725	927,728
Short-Term Investment —
Investment Company	35,795	—	—	35,795
Total Assets	$936,798	$—	$26,725	$963,523

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

Common Stocks (000)
Balance as of 12/31/09	$20,790
Accrued discounts/premiums	—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(1,076)
Net purchases (sales)	7,011
Transfers in for Level 3	—
Transfers out of Level 3	—
Balance as of 12/31/10	$26,725
The amount of total gains (losses) for the period included in earnings attributable to the change in unrealized gains (losses) relating to assets and liabilities still held at Level 3 at 12/31/10.	(1,076)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview

Emerging Markets Debt Portfolio

The Emerging Markets Debt Portfolio (the "Portfolio") seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

Performance

For the year ended December 31, 2010, the Portfolio had a total return based on net asset value and reinvestment of distributions per share of 15.07%, net of fees, for Class I shares. The Portfolio's Class I shares underperformed against its benchmark, the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index (the "Index"), which returned 15.68%.

Factors Affecting Performance

•  The first quarter of 2010 was overall a good period for fixed income assets, which were supported by a positive macro backdrop of benign economic data and unchanged monetary policy in the G-3. In addition, important policy decisions influenced global markets including the passage of U.S. health care reform, and sovereign risk related issues especially around Greece and peripheral Europe. Against this backdrop, emerging markets (EM) debt strongly outperformed developed markets debt in the first quarter.

•  Financial markets remained choppy throughout the second quarter of 2010 as investors focused on the unfolding crisis in peripheral Europe. Worries over a potential "double dip" recession and banking sector struggles in the developed world, and tighter monetary policies in certain EM countries overshadowed the generally strong fundamentals in the U.S. and most of the EM world. During the quarter, EM central banks stepped up the movement toward the normalization of monetary policy. Such actions highlighted the inner strength of most emerging countries.

•  During the third quarter, EM debt markets continued to be driven primarily by economic and policy developments in the developed world, rather than by EM-centered events. EM central banks slowed the pace of rate hikes as growth softened from very robust levels and inflation remained stable. EM debt continued to benefit from strong portfolio inflows.

•  Performance of risky assets through the fourth quarter of 2010 as a whole was driven by two opposing factors. The first, which was consistent with greater appetite for risk, involved moves by policy makers in the U.S. that aimed to boost economic growth in 2011. The most obvious initiatives were the second round of quantitative easing (QE2) and the extension of the Bush-era tax cuts. However, sentiment soured — and appetite for risk fell — in November as a result of the fiscal crisis in Ireland. Emerging markets debt, like most risky assets, generally underperformed during the last three months of the year. Nevertheless, in relation to other episodes in which global investors have become risk averse, the negative returns were modest, coinciding with EM data flow confirming that fundamentals remain intact and favorable.

•  Emerging market local currency debt, as measured by the Index, returned 15.68% for the year, while local currency debt yields stood at 6.69% as of year-end.

•  The Portfolio benefited from currency exposure to the Malaysian ringgit and an overweight exposure to South African local rates. Yield curve posture in Brazil, Indonesia and Mexico also aided returns. Conversely, underweight exposure to local bonds from Malaysia and Thailand detracted from relative returns. Exposure to local currency in South Africa and Turkey also hurt returns.

Management Strategies

•  We expect growth in the developed world to recover somewhat in 2011, reflecting a new wave of expansionary fiscal and monetary policies — particularly in the U.S. However, the unresolved fiscal sustainability issues in the periphery of Europe and individual states in the U.S. are likely to generate periodic bouts of risk aversion into 2011. Such expansionary policies in the developed world are likely to provide further support to commodity prices and capital inflows to EM countries, but will also exacerbate inflationary and currency appreciation pressures.

•  Our constructive view on EM assets in 2011 reflects expectations for strong domestic demand-driven growth, supportive terms of trade and large capital inflows. EM countries are likely to respond to expansionary polices in the developed world by

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Debt Portfolio

hardening capital controls to avoid a further appreciation of their currencies, while hiking rates at a pace adequate to contain inflationary pressures in their economies. Overall, we believe that EM central banks will be able to slow but not to reverse the appreciation trend in their currencies.

•  The impact of the strong macroeconomic fundamentals in the emerging markets on sovereign risk premium appears to be fully priced in most countries, with pockets of undervaluation on which we will focus. In contrast, we believe that higher carry and continued portfolio flows will continue to support EM currencies. Several currencies in Asia and certain commodity currencies remain undervalued and could benefit further from a benign external environment and easy monetary policy in the developed world.

*  Minimum Investment

In accordance with SEC regulations, Portfolio's performance shown assumes that all recurring fees (including management fees) were deducted and all dividends and distributions were reinvested. The performance of Class P, Class H and Class L shares will vary from the Class I shares based upon its different inception date and will be negatively impacted by additional fees assessed to that class.

Performance Compared to the JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index(1) and the Lipper Emerging Markets Debt Funds Index(2)

	Total Returns(3)
		Average Annual
	One Year	Five Years	Ten Years	Since Inception(8)
Portfolio — Class I Shares w/o sales charges(4)	15.07%	8.18%	11.26%	10.42%
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	9.44	10.84	10.54
Lipper Emerging Markets Debt Funds Index	13.35	7.78	11.45	—
Portfolio — Class P Shares w/o sales charges(5)	14.88	7.89	11.00	10.76
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	9.44	10.84	11.71
Lipper Emerging Markets Debt Funds Index	13.35	7.78	11.45	10.96
Portfolio — Class H Shares w/o sales charges(6)	14.86	—	—	8.18
Portfolio — Class H Shares with maximum 3.50% sales charges	10.84	—	—	6.89
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	—	—	10.04
Lipper Emerging Markets Debt Funds Index	13.35	—	—	7.04
Portfolio — Class L Shares w/o sales charges(7)	14.18	—	—	8.69
JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index	15.68	—	—	11.62
Lipper Emerging Markets Debt Funds Index	13.35	—	—	8.51

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. Performance assumes that all dividends and distributions, if any, were reinvested. For the most recent month-end performance figures, please visit www.morganstanley.com/im. Investment return and principal value will fluctuate so that Portfolio shares, when redeemed, may be worth more or less than their original cost. Total returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Performance of share classes will vary due to difference in expenses.

(1)  JP Morgan EMBI Global Bond Index/JP Morgan GBI-EM Diversified Bond Index is a custom index represented by performance of the JP Morgan EMBI Global Bond Index (which tracks the performance U.S. dollar - denominated debt instruments issued by emerging markets) for periods from the Portfolio's inception to September 30, 2007 and the JP Morgan GBI-EM Diversified Bond Index (which tracks local currency government bonds issued by emerging markets) for periods thereafter. The Index is unmanaged and its returns do not include any sales charges or fees. Such costs would lower performance. It is not possible to invest directly in an index.

2010 Annual Report

December 31, 2010 (unaudited)

Investment Overview (cont'd)

Emerging Markets Debt Portfolio

(2)  The Lipper Emerging Markets Debt Funds Index is an equally weighted performance index of the largest qualifying funds (based on net assets) in the Lipper Emerging Markets Debt Funds classification. The Index, which is adjusted for capital gains distributions and income dividends, is unmanaged and should not be considered an investment. There are currently 10 funds represented in this Index. As of the date of this report, the Portfolio is in the Lipper Emerging Markets Debt Funds classification.

(3)  Total returns for the Portfolio reflect fees waived and expenses reimbursed, if applicable, by the Adviser. Without such waivers and reimbursements, total returns would have been lower. Fee waivers and/or expense reimbursements are voluntary and the Adviser reserves the right to commence or terminate any waiver and/or reimbursement at any time.

(4)  Commenced operations on February 1, 1994.

(5)  Commenced offering on January 2, 1996.

(6)  Commenced offering on January 2, 2008.

(7)  Commenced offering on June 16, 2008.

(8)  For comparative purposes, average annual since inception returns listed for the Indexes refer to the inception date or initial offering of the respective share class of the Portfolio, not the inception of the Index.

Portfolio Composition

Classification	Percentage of Total Investments
Sovereign	88.6%
Short-Term Investment	11.4
Total Investments	100.0%

2010 Annual Report

December 31, 2010

Portfolio of Investments

Emerging Markets Debt Portfolio

	Face Amount (000)			Value (000)
Fixed Income Securities (86.2%)
Brazil (10.9%)
Sovereign (10.9%)
Brazil Notas do Tesouro Nacional, Series F,
10.00%, 1/1/14 - 1/1/21	BRL	8,435		$4,590
Colombia (4.3%)
Sovereign (4.3%)
Republic of Colombia,
9.85%, 6/28/27	COP	1,292,000		954
12.00%, 10/22/15		1,261,000		878
				1,832
Egypt (2.9%)
Sovereign (2.9%)
UBS AG Jersey Branch,
12.60%, 2/22/17	EGP	7,200		1,234
Hungary (4.4%)
Sovereign (4.4%)
Republic of Hungary,
6.75%, 2/24/17	HUF	156,990		714
7.25%, 6/12/12		238,470		1,154
				1,868
Indonesia (8.2%)
Corporate Bond (0.0%)
Tjiwi Kimia Finance Mauritius Ltd.,
3.29%, 4/28/15 (a)(b)		$—	@	—	@
Sovereign (8.2%)
Barclays Bank PLC, Republic of Indonesia Government Bond, Credit Linked Notes,
9.00%, 9/19/18 (b)	IDR	10,000,000		1,209
Deutsche Bank AG, Republic of Indonesia Government Bond, Credit Linked Notes,
11.00%, 12/15/20		12,000,000		1,624
JPMorgan Chase & Co., Republic of Indonesia Government Bond, Credit Linked Notes
9.00%, 9/18/18 (b)		1,000,000		121
11.00%, 11/17/20		3,890,000		527
				3,481
Malaysia (3.5%)
Sovereign (3.5%)
Government of Malaysia,
2.51%, 8/27/12	MYR	3,900		1,256
3.76%, 4/28/11		597		194
3.83%, 9/28/11		123		40
				1,490
Mexico (10.7%)
Sovereign (10.7%)
Mexican Bonos,
8.50%, 5/31/29 - 11/18/38	MXN	40,170		3,524
10.00%, 12/5/24		9,850		996
				4,520

	Face Amount (000)		Value (000)
Peru (3.8%)
Sovereign (3.8%)
Republic of Peru,
8.20%, 8/12/26	PEN	2,350	$994
8.60%, 8/12/17		1,390	594
			1,588
Poland (10.7%)
Sovereign (10.7%)
Republic of Poland,
4.25%, 5/24/11	PLN	540	182
5.50%, 10/25/19		11,672	3,837
6.25%, 10/24/15		1,450	508
			4,527
South Africa (11.6%)
Sovereign (11.6%)
Republic of South Africa,
7.25%, 1/15/20	ZAR	34,240	4,917
Thailand (4.0%)
Sovereign (4.0%)
Kingdom of Thailand,
4.25%, 3/13/13	THB	19,400	663
5.25%, 7/13/13 - 5/12/14		29,403	1,040
			1,703
Turkey (11.2%)
Sovereign (11.2%)
Republic of Turkey,
Zero Coupon, 5/11/11 - 1/25/12	TRY	2,843	1,774
10.50%, 1/15/20		821	595
16.00%, 3/7/12		3,305	2,365
			4,734
Total Fixed Income Securities (Cost $34,152)			36,484
	No. of Warrants
Warrant (0.0%)
Venezuela (0.0%)
Republic of Venezuela, Oil-Linked Payment Obligation, expires 4/15/20 (a)(c) (Cost $—)		495	13
	Shares
Short-Term Investment (11.0%)
Investment Company (11.0%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note G-2) (Cost $4,671)4,671,423			4,671
Total Investments (97.2%) (Cost $38,823)			41,168
Other Assets in Excess of Liabilities (2.8%)			1,177
Net Assets			$42,345

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Portfolio of Investments (cont'd)

Emerging Markets Debt Portfolio

(a)  Variable/Floating Rate Security — Interest rate changes on these instruments are based on changes in a designated base rate. The rates shown are those in effect on December 31, 2010.

(b)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(c)  Security has been deemed illiquid at December 31, 2010.

@  Value is less than $500.

Foreign Currency Exchange Contracts Information:

The Portfolio had the following foreign currency exchange contract(s) open at period end:

Counterparty	Currency to Deliver (000)		Value (000)	Settlement Date	In Exchange For (000)		Value (000)	Unrealized Appreciation (Depreciation) (000)
JPMorgan Chase
	CLP	188,461	$403	1/3/11	USD	401	$401	$(2)
	USD	388	388	1/3/11	CLP	188,461	403	15
	BRL	250	150	1/4/11	USD	148	148	(2)
	USD	147	147	1/4/11	BRL	250	150	3
	USD	387	387	1/6/11	KRW	443,340	391	4
	USD	391	391	1/10/11	INR	17,656	395	4
	USD	2,331	2,331	1/14/11	RUB	71,842	2,351	20
	USD	2,113	2,113	1/18/11	THB	63,500	2,106	(7)
	USD	2,346	2,346	1/18/11	MYR	7,340	2,378	32
	USD	133	133	1/18/11	THB	4,000	133	— @
	USD	161	161	1/18/11	MYR	500	162	1
	USD	401	401	1/31/11	CLP	188,461	402	1
	USD	147	147	2/2/11	BRL	250	150	3
	USD	406	406	5/16/11	CNY	2,660	404	(2)
			$9,904				$9,974	$70

@    Value is less than $500.

BRL  —  Brazilian Real

CLP  —  Chilean Peso

CNY  —  Chinese Yuan Renminbi

COP  —  Colombian Peso

EGP  —  Egyptian Pound

HUF  —  Hungarian Forint

IDR  —  Indonesian Rupiah

INR  —  Indian Rupee

KRW  —  South Korean Won

MXN  —  Mexican New Peso

MYR  —  Malaysian Ringgit

PEN  —  Peruvian Nuevo Sol

PLN  —  Polish Zloty

RUB  —  Russian Ruble

THB  —  Thai Baht

TRY  —  Turkish Lira

USD  —  United States Dollar

ZAR  —  South African Rand

Fair Value Measurement Information:

The following is a summary of the inputs used to value the Portfolio's net assets as of December 31, 2010. (See Note A-8 to the financial statements for further information regarding fair value measurement.)

Investment Type	Level 1 Quoted prices (000)	Level 2 Other significant observable inputs (000)		Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Fixed Income Securities
Corporate Bonds	$—	$—	@	$—	$—	@
Sovereign	—	36,484		—	36,484
Total Fixed Income Securities	—	36,484		—	36,484
Warrants	—	13		—	13
Short-Term Investment —
Investment Company	4,671	—		—	4,671
Foreign Currency Exchange Contracts	—	83		—	83
Total Assets	4,671	36,580		—	41,251
Liabilities:
Foreign Currency Exchange Contracts	—	(13)		—	(13)
Total	$4,671	$36,567		$—	$41,238

Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Portfolio recognizes transfers between the Levels as of the end of the period. As of December 31, 2010 the Portfolio did not have any significant investments transfer between valuation levels.

@  Value is less than $500.s

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)		Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$387,099	$1,484		$1,596,329	$1,084
Investments in Securities of Affiliated Issuers, at Cost	24,567	128		110,530	911
Total Investments in Securities, at Cost	411,666	1,612		1,706,859	1,995
Foreign Currency, at Cost	10,746	97		2,162	—
Investments in Securities of Unaffiliated Issuers, at Value(1)	444,592	1,515		2,090,824	1,086
Investments in Securities of Affiliated Issuers, at Value	23,136	128		129,564	911
Total Investments in Securities, at Value(1)	467,728	1,643		2,220,388	1,997
Foreign Currency, at Value	10,835	97		2,187	—
Cash	—	37		151	—
Receivable for Investments Sold	2,757	—		4,956	—
Receivable for Portfolio Shares Sold	178	—		2,914	—
Dividends Receivable	516	—		919	—
Due from Broker	1,224	—		—	—
Tax Reclaim Receivable	311	—		229	—
Unrealized Appreciation on Foreign Currency Exchange Contracts	318	—		—	—
Due from Adviser	—	29		—	29
Receivable from Affiliates	2	—	@	8	—	@
Other Assets	3	—		11	—
Total Assets	483,872	1,806		2,231,763	2,026
Liabilities:
Collateral on Securities Loaned, at Value	26,398	—		66,112	—
Payable for Investments Purchased	33	248		6,969	287
Payable for Investment Advisory Fees	609	—		6,200	—
Deferred Capital Gain Country Tax	—	—		3,725	—
Payable for Portfolio Shares Redeemed	75	—		2,004	—
Payable for Sub Transfer Agency Fees	183	—		843	—
Bank Overdraft	—	—		—	609
Unrealized Depreciation on Foreign Currency Exchange Contracts	511	—		—	—
Payable for Custodian Fees	42	—	@	276	—	@
Payable for Professional Fees	49	28		85	28
Payable for Administration Fees	31	—	@	143	—	@
Payable for Directors' Fees and Expenses	16	—		65	—
Payable for Transfer Agent Fees	2	1		7	1
Payable for Distribution and Shareholder Servicing Fees — Class P	3	—	@	24	—	@
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	—	@
Other Liabilities	93	—	@	98	—	@
Total Liabilities	28,045	277		86,551	925
Net Assets	$455,827	$1,529		$2,145,212	$1,101
Net Assets Consist Of:
Paid-in-Capital	$491,632	$1,498		$1,751,013	$1,100
Distributions in Excess of Net Investment Income	(1,349)	—		(20,221)	(—	@)
Accumulated Net Realized Loss	(90,541)	—		(95,398)	—
Unrealized Appreciation (Depreciation) on:
Investments	57,493	31		490,772 *	2
Investments in Affiliates	(1,431)	—		19,034	—
Futures Contracts	88	—		—	—
Foreign Currency Exchange Contracts	(218)	—		—	—
Foreign Currency Translations	153	(—	@)	12	(1)
Net Assets	$455,827	$1,529		$2,145,212	$1,101

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Active International Allocation Portfolio (000)	Asian Equity Portfolio (000)	Emerging Markets Portfolio (000)	Global Advantage Portfolio (000)
CLASS I:
Net Assets	$441,350	$1,223	$2,031,778	$701
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	36,602,335	120,000	74,850,116	70,000
Net Asset Value, Offering and Redemption Price Per Share	$12.06	$10.19	$27.14	$10.01
CLASS P:
Net Assets	$14,477	$102	$113,434	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	1,179,040	10,000	4,270,638	10,000
Net Asset Value, Offering and Redemption Price Per Share	$12.28	$10.19	$26.56	$10.01
CLASS H:
Net Assets	$—	$102	$—	$200
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	—	20,000
Net Asset Value and Redemption Price Per Share	$—	$10.19	$—	$10.01
Maximum Sales Load	—	4.75%	—	4.75%
Maximum Sales Charge	$—	$0.51	$—	$0.50
Maximum Offering Price Per Share	$—	$10.70	$—	$10.51
CLASS L:
Net Assets	$—	$102	$—	$100
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	—	10,000
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.19	$—	$10.01
(1) Including: Securities on Loan, at Value:	$25,327	$—	$83,309	$—

@  Amount is less than $500.

*  Net of $3,725,000 Deferred Capital Gain Country Tax in Emerging Markets Portfolio.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Global Discovery Portfolio (000)		Global Franchise Portfolio (000)		Global Opportunity Portfolio (000)		Global Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,118		$80,651		$8,208		$1,107,160
Investments in Securities of Affiliated Issuers, at Cost	960		2,873		101		35,380
Total Investments in Securities, at Cost	2,078		83,524		8,309		1,142,540
Foreign Currency, at Cost	—		47		—		6,042
Investments in Securities of Unaffiliated Issuers, at Value	1,116		96,390		11,631		1,196,225
Investments in Securities of Affiliated Issuers, at Value	960		2,873		101		35,380
Total Investments in Securities, at Value	2,076		99,263		11,732		1,231,605
Foreign Currency, at Value	—		47		—		6,110
Cash	—		—		—		7
Receivable for Portfolio Shares Sold	100		1		—		110,907
Dividends Receivable	—		108		4		2,421
Receivable for Investments Sold	—		—		110		2,265
Tax Reclaim Receivable	—		128		1		53
Due from Adviser	29		—		25		—
Receivable from Affiliates	—	@	—	@	—	@	7
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—		—		—
Other Assets	—		—		50		6
Total Assets	2,205		99,547		11,922		1,353,381
Liabilities:
Payable for Investments Purchased	448		—		—		50,359
Payable for Investment Advisory Fees	—		144		—		2,382
Bank Overdraft	481		—		—		—
Payable for Portfolio Shares Redeemed	—		—		5		238
Payable for Professional Fees	28		20		30		25
Payable for Administration Fees	—	@	7		1		78
Payable for Sub Transfer Agency Fees	—		10		—	@	69
Payable for Custodian Fees	—	@	6		5		43
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—		—		—
Payable for Directors' Fees and Expenses	—		6		1		8
Payable for Transfer Agent Fees	1		1		5		1
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	2		—	@	14
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—		1		2
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—		1		3
Other Liabilities	1		32		20		42
Total Liabilities	959		228		69		53,264
Net Assets	$1,246		$99,319		$11,853		$1,300,117
Net Assets Consist Of:
Paid-in-Capital	$1,250		$91,189		$8,522		$1,530,140
Undistributed (Distributions in Excess of) Net Investment Income	(1)		328		(38)		(9,201)
Accumulated Net Realized Gain (Loss)	—		(7,953)		(54)		(309,966)
Unrealized Appreciation (Depreciation) on:
Investments	(2)		15,739		3,423		89,065
Foreign Currency Exchange Contracts	—		—		—		—
Foreign Currency Translations	(1)		16		—	@	79
Net Assets	$1,246		$99,319		$11,853		$1,300,117

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Global Discovery Portfolio (000)	Global Franchise Portfolio (000)	Global Opportunity Portfolio (000)	Global Real Estate Portfolio (000)
CLASS I:
Net Assets	$697	$89,666	$5,354	$1,215,881
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	70,000	5,862,834	462,145	138,486,775
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$15.29	$11.58	$8.78
CLASS P:
Net Assets	$100	$9,653	$11	$67,812
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	639,170	937	7,754,877
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$15.10	$11.56	$8.74
CLASS H:
Net Assets	$349	$—	$5,808	$11,381
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	35,030	—	503,936	1,305,667
Net Asset Value and Redemption Price Per Share	$9.97	$—	$11.53	$8.72
Maximum Sales Load	4.75%	—	4.75%	4.75%
Maximum Sales Charge	$0.50	$—	$0.57	$0.43
Maximum Offering Price Per Share	$10.47	$—	$12.10	$9.15
CLASS L:
Net Assets	$100	$—	$680	$5,043
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	59,107	584,843
Net Asset Value, Offering and Redemption Price Per Share	$9.97	$—	$11.50	$8.62

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	International Advantage Portfolio (000)		International Equity Portfolio (000)	International Opportunity Portfolio (000)		International Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$1,475		$3,712,021	$5,251		$571,245
Investments in Securities of Affiliated Issuers, at Cost	503		155,321	65		583
Total Investments in Securities, at Cost	1,978		3,867,342	5,316		571,828
Foreign Currency, at Cost	—		512	2		111
Investments in Securities of Unaffiliated Issuers, at Value(1)	1,473		4,236,342	6,492		401,528
Investments in Securities of Affiliated Issuers, at Value	503		155,321	65		583
Total Investments in Securities, at Value(1)	1,976		4,391,663	6,557		402,111
Foreign Currency, at Value	—		520	2		113
Dividends Receivable	—		3,763	1		453
Tax Reclaim Receivable	—		2,437	2		134
Receivable for Portfolio Shares Sold	—		2,395	—		33
Receivable for Investments Sold	—		—	129		1,321
Due from Adviser	29		—	40		—
Receivable from Affiliates	—	@	17	—	@	— @
Unrealized Appreciation on Foreign Currency Exchange Contracts	—		—	—		—
Other Assets	—		27	19		4
Total Assets	2,005		4,400,822	6,750		404,169
Liabilities:
Collateral on Securities Loaned, at Value	—		88,250	—		—
Payable for Investment Advisory Fees	—		8,395	—		842
Payable for Sub Transfer Agency Fees	—		1,128	—		36
Payable for Portfolio Shares Redeemed	—		995	—		106
Payable for Investments Purchased	477		—	—		—
Payable for Administration Fees	—	@	288	—	@	27
Payable for Directors' Fees and Expenses	—		166	—	@	5
Payable for Custodian Fees	—	@	104	5		33
Payable for Professional Fees	28		42	16		24
Payable for Transfer Agent Fees	1		10	1		3
Unrealized Depreciation on Foreign Currency Exchange Contracts	—		—	—		—
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	194	—	@	1
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@	—	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	@	—	—	@	—
Other Liabilities	1		255	8		31
Total Liabilities	507		99,827	30		1,108
Net Assets	$1,498		$4,300,995	$6,720		$403,061
Net Assets Consist Of:
Paid-in-Capital	$1,500		$4,358,440	$5,550		$1,003,078
Undistributed (Distributions in Excess of) Net Investment Income	(1)		486	13		5,613
Accumulated Net Realized Loss	—		(582,512)	(84)		(435,933)
Unrealized Appreciation (Depreciation) on:
Investments	(2)		524,321	1,241		(169,717)
Foreign Currency Exchange Contracts	—		—	—		—
Foreign Currency Translations	1		260	—	@	20
Net Assets	$1,498		$4,300,995	$6,720		$403,061

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	International Advantage Portfolio (000)	International Equity Portfolio (000)	International Opportunity Portfolio (000)	International Real Estate Portfolio (000)
CLASS I:
Net Assets	$1,198	$3,372,029	$5,672	$397,514
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	120,000	247,835,573	470,000	21,084,005
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$13.61	$12.07	$18.85
CLASS P:
Net Assets	$100	$928,966	$120	$5,547
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	69,052,437	10,000	294,541
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$13.45	$12.04	$18.83
CLASS H:
Net Assets	$100	$—	$808	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	10,000	—	67,113	—
Net Asset Value and Redemption Price Per Share	$9.99	$—	$12.04	$—
Maximum Sales Load	4.75%	—	4.75%	—
Maximum Sales Charge	$0.50	$—	$0.60	$—
Maximum Offering Price Per Share	$10.49	$—	$12.64	$—
CLASS L:
Net Assets	$100	$—	$120	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	10,000	—	10,000	—
Net Asset Value, Offering and Redemption Price Per Share	$9.99	$—	$12.00	$—
(1) Including: Securities on Loan, at Value:	$—	$84,730	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	International Small Cap Portfolio (000)	Select Global Infrastructure (000)		Advantage Portfolio (000)		Capital Growth Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$375,866	$9,638		$5,098		$555,105
Investments in Securities of Affiliated Issuers, at Cost	9,956	271		95		48,692
Total Investments in Securities, at Cost	385,822	9,909		5,193		603,797
Foreign Currency, at Cost	78	4		—	@	—
Investments in Securities of Unaffiliated Issuers, at Value	412,480	10,014		6,146		793,591
Investments in Securities of Affiliated Issuers, at Value	9,956	271		95		48,692
Total Investments in Securities, at Value	422,436	10,285		6,241		842,283
Foreign Currency, at Value	79	4		—	@	—
Cash	—	—		—	@	—
Receivable for Investments Sold	986	—		—		—
Tax Reclaim Receivable	843	1		3		126
Dividends Receivable	544	44		6		323
Receivable for Portfolio Shares Sold	186	—		—		291
Unrealized Appreciation on Foreign Currency Exchange Contracts	294	—		—		—
Due from Adviser	—	41		35		—
Receivable from Affiliates	2	—	@	—	@	5
Other Assets	1	61		52		4
Total Assets	425,371	10,436		6,337		843,032
Liabilities:
Payable for Investment Advisory Fees	950	—		—		1,014
Unrealized Depreciation on Foreign Currency Exchange Contracts	1,440	—		—		—
Payable for Investments Purchased	1,121	—		—		—
Payable for Sub Transfer Agency Fees	105	—		—		332
Bank Overdraft	—	—		—		385
Payable for Portfolio Shares Redeemed	163	—		—		85
Payable for Professional Fees	27	30		27		21
Payable for Administration Fees	28	1		—	@	57
Payable for Custodian Fees	33	2		5		12
Payable for Directors' Fees and Expenses	15	—	@	1		36
Payable for Transfer Agent Fees	2	1		3		3
Payable for Distribution and Shareholder Servicing Fees — Class P	21	—	@	—	@	27
Payable for Distribution and Shareholder Servicing Fees — Class H	—	—	@	—	@	—
Payable for Distribution and Shareholder Servicing Fees — Class L	—	—	@	—	@	—
Other Liabilities	30	4		18		65
Total Liabilities	3,935	38		54		2,037
Net Assets	$421,436	$10,398		$6,283		$840,995
Net Assets Consist Of:
Paid-in-Capital	$496,066	$10,000		$5,497		$770,682
Undistributed (Distributions in Excess of) Net Investment Income	(203)	(1)		1		1,721
Accumulated Net Realized Gain (Loss)	(110,035)	23		(263)		(169,908)
Unrealized Appreciation (Depreciation) on:
Investments	36,614	376		1,048		238,486
Foreign Currency Exchange Contracts	(1,146)	—		—		—
Foreign Currency Translations	140	—	@	—	@	14
Net Assets	$421,436	$10,398		$6,283		$840,995

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	International Small Cap Portfolio (000)	Select Global Infrastructure (000)	Advantage Portfolio (000)	Capital Growth Portfolio (000)
CLASS I:
Net Assets	$320,362	$10,086	$5,015	$704,410
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	23,219,438	970,000	461,380	29,059,335
Net Asset Value, Offering and Redemption Price Per Share	$13.80	$10.40	$10.87	$24.24
CLASS P:
Net Assets	$101,074	$104	$10	$136,585
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	7,355,216	10,000	967	5,734,716
Net Asset Value, Offering and Redemption Price Per Share	$13.74	$10.40	$10.86	$23.82
CLASS H:
Net Assets	$—	$104	$1,103	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	10,000	101,577	—
Net Asset Value and Redemption Price Per Share	$—	$10.40	$10.86	$—
Maximum Sales Load	—	4.75%	4.75%	—
Maximum Sales Charge	$—	$0.52	$0.54	$—
Maximum Offering Price Per Share	$—	$10.92	$11.40	$—
CLASS L:
Net Assets	$—	$104	$155	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	10,000	14,225	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$10.40	$10.89	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities

	Focus Growth Portfolio (000)		Opportunity Portfolio (000)		Small Company Growth Portfolio (000)		U.S. Real Estate Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$15,536		$234,704		$1,384,759		$811,788
Investments in Securities of Affiliated Issuers, at Cost	793		3,180		44,047		35,795
Total Investments in Securities, at Cost	16,329		237,884		1,428,806		847,583
Foreign Currency, at Cost	3		—		—	@	—	@
Investments in Securities of Unaffiliated Issuers, at Value	18,558		292,857		1,769,926		927,728
Investments in Securities of Affiliated Issuers, at Value	793		3,180		44,047		35,795
Total Investments in Securities, at Value	19,351		296,037		1,813,973		963,523
Foreign Currency, at Value	3		—		—	@	1
Cash	—		—		—		13
Receivable for Investments Sold	—		—		1,532		88,929
Dividends Receivable	8		164		171		3,685
Receivable for Portfolio Shares Sold	—	@	7		1,285		627
Tax Reclaim Receivable	1		—		—		61
Receivable from Affiliates	—	@	—	@	7		4
Other Assets	—	@	53		10		38
Total Assets	19,363		296,261		1,816,978		1,056,881
Liabilities:
Payable for Portfolio Shares Redeemed	—		142		54,513		109,488
Payable for Investment Advisory Fees	3		370		3,514		2,006
Payable for Sub Transfer Agency Fees	1		14		621		380
Payable for Administration Fees	1		20		119		70
Payable for Professional Fees	17		36		35		26
Payable for Transfer Agent Fees	1		69		5		5
Payable for Custodian Fees	10		7		26		11
Payable for Directors' Fees and Expenses	5		1		24		23
Payable for Distribution and Shareholder Servicing Fees — Class P	—	@	—	@	115		19
Payable for Distribution and Shareholder Servicing Fees — Class H	—		48		—		—
Payable for Distribution and Shareholder Servicing Fees — Class L	—		24		—		—
Other Liabilities	3		44		101		58
Total Liabilities	41		775		59,073		112,086
Net Assets	$19,322		$295,486		$1,757,905		$944,795
Net Assets Consist Of:
Paid-in-Capital	$17,810		$271,099		$1,398,329		$930,226
Undistributed (Distributions in Excess of) Net Investment Income	—		(112)		147		340
Accumulated Net Realized Loss	(1,510)		(33,654)		(25,739)		(101,715)
Unrealized Appreciation (Depreciation) on:
Investments	3,022		58,153		385,167		115,940
Foreign Currency Translations	—	@	—	@	1		4
Net Assets	$19,322		$295,486		$1,757,905		$944,795

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Assets and Liabilities (cont'd)

	Focus Growth Portfolio (000)	Opportunity Portfolio (000)	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)
CLASS I:
Net Assets	$17,618	$12,798	$1,227,782	$855,474
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	899,861	840,478	86,673,642	59,687,805
Net Asset Value, Offering and Redemption Price Per Share	$19.58	$15.23	$14.17	$14.33
CLASS P:
Net Assets	$1,704	$2,113	$530,123	$89,321
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	89,677	139,109	39,947,769	6,347,044
Net Asset Value, Offering and Redemption Price Per Share	$19.00	$15.19	$13.27	$14.07
CLASS H:
Net Assets	$—	$241,108	$—	$—
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	—	16,056,909	—	—
Net Asset Value and Redemption Price Per Share	$—	$15.02	$—	$—
Maximum Sales Load	—	4.75%	—	—
Maximum Sales Charge	$—	$0.75	$—	$—
Maximum Offering Price Per Share	$—	$15.77	$—	$—
CLASS L:
Net Assets	$—	$39,467	$—	$—
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	—	2,874,072	—	—
Net Asset Value, Offering and Redemption Price Per Share	$—	$13.73	$—	$—

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Assets and Liabilities

	Emerging Markets Debt Portfolio (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Cost	$34,152
Investments in Securities of Affiliated Issuers, at Cost	4,671
Total Investments in Securities, at Cost	38,823
Foreign Currency, at Cost	324
Investments in Securities of Unaffiliated Issuers, at Value	36,497
Investments in Securities of Affiliated Issuers, at Value	4,671
Total Investments in Securities, at Value	41,168
Foreign Currency, at Value	325
Interest Receivable	963
Unrealized Appreciation on Foreign Currency Exchange Contracts	83
Receivable from Affiliate	1
Other Assets	1
Total Assets	42,541
Liabilities:
Payable for Investments Purchased	120
Payable for Professional Fees	26
Unrealized Depreciation on Foreign Currency Exchange Contracts	13
Payable for Custodian Fees	10
Payable for Sub Transfer Agency Fees	4
Payable for Administration Fees	3
Payable for Transfer Agent Fees	2
Payable for Investment Advisory Fees	1
Payable for Directors' Fees and Expenses	1
Payable for Distribution and Shareholder Servicing Fees — Class P	1
Payable for Distribution and Shareholder Servicing Fees — Class H	—	@
Payable for Distribution and Shareholder Servicing Fees — Class L	3
Other Liabilities	12
Total Liabilities	196
Net Assets	$42,345
Net Assets Consist Of:
Paid-in-Capital	$38,801
Undistributed Net Investment Income	950
Accumulated Net Realized Gain	173
Unrealized Appreciation (Depreciation) on:
Investments	2,345
Foreign Currency Exchange Contracts	71
Foreign Currency Translations	5
Net Assets	$42,345

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Assets and Liabilities (cont'd)

Emerging Markets Debt Portfolio (000)
CLASS I:
Net Assets	$28,864
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	2,320,257
Net Asset Value, Offering and Redemption Price Per Share	$12.44
CLASS P:
Net Assets	$6,792
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	532,334
Net Asset Value, Offering and Redemption Price Per Share	$12.76
CLASS H:
Net Assets	$2,021
Shares Outstanding $0.001 par value shares of beneficial interest 500,000,000 shares authorized) (not in 000's)	158,360
Net Asset Value and Redemption Price Per Share	$12.76
Maximum Sales Load	3.50%
Maximum Sales Charge	$0.46
Maximum Offering Price Per Share	$13.22
CLASS L:
Net Assets	$4,668
Shares Outstanding $0.001 par value shares of beneficial interest (500,000,000 shares authorized) (not in 000's)	372,201
Net Asset Value, Offering and Redemption Price Per Share	$12.54

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Active International Allocation Portfolio (000)	Asian Equity** Portfolio (000)		Emerging Markets Portfolio (000)		Global** Advantage Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$13,319	$—		$43,262		$—
Dividends from Securities of Affiliated Issuers	436	—	@	571		—	@
Interest from Securities of Unaffiliated Issuers	6	—		—		—
Less: Foreign Taxes Withheld	(1,213)*	—		(4,232)		—
Total Investment Income	12,548	—	@	39,601		—	@
Expenses:
Investment Advisory Fees (Note B)	3,124	—	@	25,070		—	@
Sub Transfer Agency Fees	343	—		1,885		—
Custodian Fees (Note F)	237	—	@	1,949		—	@
Administration Fees (Note C)	385	—	@	1,692		—	@
Professional Fees	90	28		198		28
Shareholder Reporting Fees	95	—	@	213		—	@
Registration Fees	40	—		60		—
Transfer Agency Fees (Note E)	20	1		53		1
Directors' Fees and Expenses	14	—		58		—
Pricing Fees	38	—	@	12		—	@
Distribution and Shareholder Servicing Fees — Class P (Note D)	37	—	@	282		—	@
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	—		—	@
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	—		—	@
Other Expenses	26	—		81		—
Expenses Before Operating Expenses	4,449	29		31,553		29
Bank Overdraft Expense	— @	—		—	@	—
Total Expenses	4,449	29		31,553		29
Voluntary Waiver of Investment Advisory Fees (Note B)	(567)	(—	@)	—		(—	@)
Expenses Reimbursed by Adviser (Note B)	—	(29)		—		(29)
Rebate from Morgan Stanley Affiliate (Note G-2)	(53)	—		(293)		—
Net Expenses	3,829	—	@	31,260		—	@
Net Investment Income (Loss)	8,719	(—	@)	8,341		(—	@)
Realized Gain (Loss):
Investments Sold	9,675	(1)		350,232		(—	@)
Investments in Affiliates	(653)	—		4,098		—
Foreign Currency Exchange Contracts	(1,051)	—		—		—
Foreign Currency Transactions	683	(1)		494		(—	@)
Futures Contracts	3,348	—		—		—
Net Realized Gain (Loss)	12,002	(2)		354,824		(—	@)
Change in Unrealized Appreciation (Depreciation):
Investments	13,911	31		(16,582	)***	2
Investments in Affiliates	457	—		1,151		—
Foreign Currency Exchange Contracts	164	—		—		—
Foreign Currency Translations	276	(—	@)	33		(1)
Futures Contracts	(1,363)	—		—		—
Net Change in Unrealized Appreciation (Depreciation)	13,445	31		(15,398)		1
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	25,447	29		339,426		1
Net Increase in Net Assets Resulting from Operations	$34,166	$29		$347,767		$1

*  Including Foreign Taxes Withheld from Securities of Affiliated Issuers of $4,000 for Active International Allocation Portfolio.

**  Commencement of Operations December 28, 2010.

***  Net of increase in Deferred Capital Gains Country Tax Accrual of $409,000 for Emerging Markets Portfolio.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Global* Discovery Portfolio (000)		Global Franchise Portfolio (000)	Global** Opportunity Portfolio (000)	Global*** Opportunity Portfolio (000)	Global Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—		$3,113	$110	$115	$28,128
Dividends from Securities of Affiliated Issuers	—	@	1	— @	—	53
Interest from Securities of Unaffiliated Issuers	—		— @	2	1	4
Less: Foreign Taxes Withheld	—		(201)	(3)	(4)	(1,235)
Total Investment Income	—	@	2,913	109	112	26,950
Expenses:
Investment Advisory Fees (Note B)	—	@	731	81	83	7,219
Administration Fees (Note C)	—	@	73	5	52	679
Custodian Fees (Note F)	—	@	30	19	19	226
Professional Fees	28		36	48	56	55
Sub Transfer Agency Fees	—		23	— @	—	140
Registration Fees	—		51	34	96	71
Shareholder Reporting Fees	—	@	7	5	19	70
Transfer Agency Fees (Note E)	1		16	21	18	35
Directors' Fees and Expenses	—		3	—	15	22
Pricing Fees	—	@	4	2	—	9
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	23	— @	—	146
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	@	—	12	15	9
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	@	—	5	6	29
Distribution and Shareholder Servicing Fees — Class R	—		—	—	— @	—
Other Expenses	—		14	13	19	36
Offering Costs	—		—	—	38	—
Expenses Before Non Operating Expenses	29		1,011	245	436	8,746
Bank Overdraft Expense	—		— @	—	—	1
Reorganization Expense	—		—	16	—	—
Total Expenses	29		1,011	261	436	8,747
Voluntary Waiver of Investment Advisory Fees (Note B)	(—	@)	(74)	(81)	(83)	—
Expense Reimbursement by Advisor (Note B)	(29)		—	(52)	(217)	—
Rebate from Morgan Stanley Affiliate (Note G-2)	—		(4)	(1)	—	(30)
Net Expenses	—	@	933	127	136	8,717
Net Investment Income (Loss)	(—	@)	1,980	(18)	(24)	18,233
Realized Gain (Loss):
Investments Sold	—		16,088	308	67	(7,646)
Foreign Currency Exchange Contracts	—		1,887	—	—	—
Foreign Currency Transactions	(1)		(315)	1	(— @)	69
Net Realized Gain (Loss)	(1)		17,660	309	67	(7,577)
Change in Unrealized Appreciation (Depreciation):
Investments	(2)		(4,383)	1,576	4,040	153,147
Foreign Currency Exchange Contracts	—		(446)	—	—	(4)
Foreign Currency Translations	(1)		9	(— @)	1	88
Net Change in Unrealized Appreciation (Depreciation)	(3)		(4,820)	1,576	4,041	153,231
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(4)		12,840	1,885	4,108	145,654
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4)		$14,820	$1,867	$4,084	$163,887

*  Commencement of Operations December 28, 2010.

**  For the period from April 1, 2010 to December 31, 2010.

***  For the fiscal year ended March 31, 2010.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	International* Advantage Portfolio (000)		International Equity Portfolio (000)	International** Opportunity Portfolio (000)		International Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$—		$133,826	$66		$21,925
Dividends from Securities of Affiliated Issuers	—	@	2,634	—	@	15
Interest from Securities of Unaffiliated Issuers	—		5	1		1
Less: Foreign Taxes Withheld	—		(10,717)	(3)		(1,099)
Total Investment Income	—	@	125,748	64		20,842
Expenses:
Investment Advisory Fees (Note B)	—	@	33,581	39		3,366
Administration Fees (Note C)	—	@	3,358	3		337
Sub Transfer Agency Fees	—		2,407	—		73
Custodian Fees (Note F)	—	@	666	14		186
Shareholder Reporting Fees	—	@	618	23		40
Professional Fees	28		151	30		47
Directors' Fees and Expenses	—		121	—	@	12
Transfer Agency Fees (Note E)	1		75	10		22
Registration Fees	—		71	2		31
Pricing Fees	—	@	7	4		6
Offering Costs	—		—	76		—
Distribution and Shareholder Servicing Fees — Class P (Note D)	—	@	2,585	—	@	16
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	@	—	1		—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	@	—	1		—
Other Expenses	—		137	6		22
Expenses Before Non Operating Expenses	29		43,777	209		4,158
Bank Overdraft Expense	—		—	—		— @
Total Expenses	29		43,777	209		4,158
Voluntary Waiver of Investment Advisory Fees (Note B)	(—	@)	(1,307)	(39)		—
Expenses Reimbursed by Advisor (Note B)	(29)		—	(119)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	—		(116)	(—	@)	(10)
Net Expenses	—	@	42,354	51		4,148
Net Investment Income (Loss)	(—	@)	83,394	13		16,694
Realized Gain (Loss):
Investments Sold	—		(111,090)	(83	)***	(101,909)
Foreign Currency Exchange Contracts	—		(24,275)	—	@	—
Foreign Currency Transactions	(1)		(2,472)	(1)		(138)
Net Realized Loss	(1)		(137,837)	(84)		(102,047)
Change in Unrealized Appreciation (Depreciation):
Investments	(2)		307,321	1,241		119,264
Foreign Currency Exchange Contracts	—		(5,093)	—		(3)
Foreign Currency Translations	1		297	—	@	149
Net Change in Unrealized Appreciation (Depreciation)	(1)		302,525	1,241		119,410
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	(2)		164,688	1,157		17,363
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2)		$248,082	$1,170		$34,057

*  Commencement of Operations December 28, 2010.

**  Commencement of Operations March 31, 2010.

***  Net of Capital Gain Country Tax of $1,000 for International Opportunity Portfolio.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	International Small Cap Portfolio (000)	Select Global* Infrastructure (000)		Advantage** Portfolio (000)		Advantage*** Portfolio (000)		Capital Growth Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$8,528	$124		$29		$88		$7,775
Dividends from Securities of Affiliated Issuers	11	—	@	—	@	—	@	34
Interest from Securities of Unaffiliated Issuers	—	—		—		—	@	— @
Less: Foreign Taxes Withheld	(540)	(12)		—	@	(3)		(274)
Total Investment Income	7,999	112		29		85		7,535
Expenses:
Investment Advisory Fees (Note B)	3,761	25		15		42		3,783
Sub Transfer Agency Fees	190	—		—		—	@	780
Administration Fees (Note C)	317	2		2		1		605
Custodian Fees (Note F)	187	4		14		7		60
Professional Fees	54	33		33		40		53
Shareholder Reporting Fees	47	1		(32	)#	34		110
Registration Fees	37	1		17		46		37
Transfer Agency Fees (Note E)	19	5		6		15		32
Directors' Fees and Expenses	12	—	@	—	@	2		22
Pricing Fees	7	2		1		—		5
Offering Costs	—	31		—		—		—
Distribution and Shareholder Servicing Fees — Class P (Note D)	205	—	@	—	@	—	@	263
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	—	@	1		3		—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	—	@	—	@	—	@	—
Other Expenses	23	1		—		64		33
Expenses Before Non Operating Expenses	4,859	105		57		254		5,783
Bank Overdraft Expense	— @	—		—		—		5
Reorganization Expense	—	—		16		—		—
Total Expenses	4,859	105		73		254		5,788
Voluntary Waiver of Investment Advisory Fees (Note B)	(100)	(25)		(15)		(42)		—
Expenses Reimbursed by Advisor (Note B)	—	(47)		(35)		(150)		—
Rebate from Morgan Stanley Affiliate (Note G-2)	(7)	(—	@)	(1)		—		(23)
Net Expenses	4,752	33		22		62		5,765
Net Investment Income	3,247	79		7		23		1,770
Realized Gain (Loss):
Investments Sold	23,435	23		175		(172)		29,692
Foreign Currency Exchange Contracts	(1,802)	—		—		—		—
Foreign Currency Transactions	(39)	2		—	@	—	@	(2)
Net Realized Gain (Loss)	21,594	25		175		(172)		29,690
Change in Unrealized Appreciation (Depreciation):
Investments	36,806	376		850		889		126,795
Foreign Currency Exchange Contracts	(2,289)	—		—		—		—
Foreign Currency Translations	45	—	@	—	@	—	@	14
Net Change in Unrealized Appreciation (Depreciation)	34,562	376		850		889		126,809
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	56,156	401		1,025		717		156,499
Net Increase in Net Assets Resulting from Operations	$59,403	$480		$1,032		$740		$158,269

*  Commencement of Operations September 20, 2010.

**  For the period September 1, 2010 to December 31, 2010.

***  For the fiscal year ended August 31, 2010.

#  Over accrual of prior year expenses.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Operations

For the Year Ended December 31, 2010

	Focus Growth Portfolio (000)	Opportunity* Portfolio (000)		Opportunity** Portfolio (000)	Small Company Growth Portfolio (000)	U.S. Real Estate Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$84	$1,413		$3,404	$17,561	$22,092
Dividends from Securities of Affiliated Issuers	1	2		—	39	59
Interest from Securities of Unaffiliated Issuers	—	—		17	—	—
Less: Foreign Taxes Withheld	(3)	(19)		(51)	(11)	(108)
Total Investment Income	82	1,396		3,370	17,589	22,043
Expenses:
Investment Advisory Fees (Note B)	56	714		1,763	13,731	7,221
Sub Transfer Agency Fees	1	18		519	1,558	732
Administration Fees (Note C)	9	114		1	1,228	745
Shareholder Reporting Fees	—	59		186	273	166
Transfer Agency Fees (Note E)	10	268		525	61	40
Professional Fees	32	40		98	77	60
Custodian Fees (Note F)	21	28		59	104	49
Registration Fees	33	5		52	50	78
Directors' Fees and Expenses	1	5		32	42	25
Pricing Fees	2	2		—	6	4
Distribution and Shareholder Servicing Fees — Class P (Note D)	4	1		—	1,271	317
Distribution and Shareholder Servicing Fees — Class H (Note D)	—	293		888	—	—
Distribution and Shareholder Servicing Fees — Class L (Note D)	—	143		375	—	—
Other Expenses	5	40		104	54	27
Expenses Before Non Operating Expenses	174	1,730		4,602	18,455	9,464
Investment Related Expenses	—	—		—	—	82
Reorganization Expense	—	(258	)***	630	—	—
Total Expenses	174	1,472		5,232	18,455	9,546
Voluntary Waiver of Investment Advisory Fees (Note B)	(56)	—		—	(1,076)	—
Expenses Reimbursed by Adviser (Note B)	(2)	—		—	—	—
Rebate from Morgan Stanley Affiliate (Note G-2)	(— @)	(7)		—	(27)	(39)
Net Expenses	116	1,465		5,232	17,352	9,507
Net Investment Income (Loss)	(34)	(69)		(1,862)	237	12,536
Realized Gain (Loss):
Investments Sold	1,195	17,327		36,423	(19,978)	110,427
Foreign Currency Transactions	(2)	(5)		(32)	(13)	(2)
Net Realized Gain (Loss)	1,193	17,322		36,391	(19,991)	110,425
Change in Unrealized Appreciation (Depreciation):
Investments	2,402	51,254		35,288	404,905	117,405
Foreign Currency Translations	— @	(1)		1	1	(2)
Net Change in Unrealized Appreciation (Depreciation)	2,402	51,253		35,289	404,906	117,403
Net Realized Gain (Loss) and Change in Unrealized Appreciation (Depreciation)	3,595	68,575		71,680	384,915	227,828
Net Increase in Net Assets Resulting from Operations	$3,561	$68,506		$69,818	$385,152	$240,364

*  For the period July 1, 2010 to December 31, 2010.

**  For the fiscal year ended June 30, 2010.

***  Over accrual of prior year expenses.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statement of Operations

For the Year Ended December 31, 2010

Emerging Markets Debt Portfolio (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers	$1
Dividends from Securities of Affiliated Issuers	5
Interest from Securities of Unaffiliated Issuers	3,767
Less: Foreign Taxes Withheld	(12)
Total Investment Income	3,761
Expenses:
Investment Advisory Fees (Note B)	354
Custodian Fees (Note F)	56
Professional Fees	56
Registration Fees	56
Administration Fees (Note C)	38
Transfer Agency Fees (Note E)	18
Shareholder Reporting Fees	8
Sub Transfer Agency Fees	8
Pricing Fees	5
Directors' Fees and Expenses	2
Shareholder Servicing Fees — Class P (Note D)	16
Shareholder Servicing Fees — Class H (Note D)	6
Distribution and Shareholder Servicing Fees — Class L (Note D)	25
Other Expenses	7
Expenses Before Non Operating Expenses	655
Bank Overdraft Expense	— @
Total Expenses	655
Voluntary Waiver of Investment Advisory Fees (Note B)	(207)
Rebate from Morgan Stanley Affiliate (Note G-2)	(3)
Net Expenses	445
Net Investment Income	3,316
Realized Gain (Loss):
Investments Sold	3,416
Foreign Currency Exchange Contracts	(139)
Foreign Currency Transactions	153
Net Realized Gain	3,430
Change in Unrealized Appreciation (Depreciation):
Investments	(90)
Foreign Currency Exchange Contracts	140
Foreign Currency Translations	(9)
Net Change in Unrealized Appreciation (Depreciation)	41
Net Realized Gain and Change in Unrealized Appreciation (Depreciation)	3,471
Net Increase in Net Assets Resulting from Operations	$6,787

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Active International Allocation Portfolio		Asian Equity Portfolio
Period from December 28,	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,719	$11,345	$ (— @)
Net Realized Gain (Loss)	12,002	(70,840)	(2)
Net Change in Unrealized Appreciation (Depreciation)	13,445	173,101	31
Net Increase in Net Assets Resulting from Operations	34,166	113,606	29
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(8,900)	(13,207)	—
Class P:
Net Investment Income	(251)	(356)	—
Total Distributions	(9,151)	(13,563)	—
Capital Share Transactions:(1)
Class I:
Subscribed	17,789	45,436	1,200
Distributions Reinvested	8,573	12,690	—
Redeemed	(142,063)	(188,080)	—
Class P:
Subscribed	2,703	9,438	100
Distributions Reinvested	250	354	—
Redeemed	(5,510)	(3,783)	—
Class H:
Subscribed	—	—	100
Class L:
Subscribed	—	—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(118,258)	(123,945)	1,500
Redemption Fees	7	38	—
Total Increase (Decrease) in Net Assets	(93,236)	(23,864)	1,529
Net Assets:
Beginning of Period	549,063	572,927	—
End of Period	$455,827	$549,063	$1,529
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(1,349)	$(918)	$—
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,638	4,933	120
Shares Issued on Distributions Reinvested	729	1,167	—
Shares Redeemed	(12,896)	(21,055)	—
Net Increase (Decrease) in Class I Shares Outstanding	(10,529)	(14,955)	120
Class P:
Shares Subscribed	239	967	10
Shares Issued on Distributions Reinvested	21	32	—
Shares Redeemed	(514)	(388)	—
Net Increase (Decrease) in Class P Shares Outstanding	(254)	611	10
Class H:
Shares Subscribed	—	—	10
Class L:
Shares Subscribed	—	—	10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Emerging Markets Portfolio		Global Advantage Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Period from December 28, 2010^ to December 31, 2010 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,341	$9,443	$	(—	@)
Net Realized Gain (Loss)	354,824	(187,838)		(—	@)
Net Change in Unrealized Appreciation (Depreciation)	(15,398)	1,077,869		1
Net Increase in Net Assets Resulting from Operations	347,767	899,474		1
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(15,877)	(26,280)		—
Class P:
Net Investment Income	(637)	(1,320)		—
Total Distributions	(16,514)	(27,600)		—
Capital Share Transactions:(1)
Class I:
Subscribed	281,040	422,795		700
Distributions Reinvested	15,473	25,138		—
Redeemed	(778,895)	(264,228)		—
Class P:
Subscribed	18,354	28,390		100
Distributions Reinvested	633	1,311		—
Redeemed	(48,150)	(19,004)		—
Class H:
Subscribed	—	—		200
Class L:
Subscribed	—	—		100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(511,545)	194,402		1,100
Redemption Fees	224	246		—
Total Increase (Decrease) in Net Assets	(180,068)	1,066,522		1,101
Net Assets:
Beginning of Period	2,325,280	1,258,758		—
End of Period	$2,145,212	$2,325,280		$1,101
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(20,221)	$(17,743)	$	(—	@)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	11,677	23,193		70
Shares Issued on Distributions Reinvested	588	1,125		—
Shares Redeemed	(32,609)	(15,497)		—
Net Increase (Decrease) in Class I Shares Outstanding	(20,344)	8,821		70
Class P:
Shares Subscribed	782	1,573		10
Shares Issued on Distributions Reinvested	25	60		—
Shares Redeemed	(2,131)	(1,039)		—
Net Increase (Decrease) in Class P Shares Outstanding	(1,324)	594		10
Class H:
Shares Subscribed	—	—		20
Class L:
Shares Subscribed	—	—		10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Discovery Portfolio	Global Franchise Portfolio
	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$ (— @)	$1,980	$1,467
Net Realized Gain (Loss)	(1)	17,660	(3,246)
Net Change in Unrealized Appreciation (Depreciation)	(3)	(4,820)	27,400
Net Increase (Decrease) in Net Assets Resulting from Operations	(4)	14,820	25,621
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(2,672)	(1,303)
Class P:
Net Investment Income	—	(264)	(45)
Total Distributions	—	(2,936)	(1,348)
Capital Share Transactions:(1)
Class I:
Subscribed	700	34,361	204
Issued due to a tax-free reorganization	—	—	26,813
Distributions Reinvested	—	2,566	1,271
Redeemed	—	(70,062)	(17,537)
Class P:
Subscribed	100	857	53
Issued due to a tax-free reorganization	—	—	7,918
Distributions Reinvested	—	248	37
Redeemed	—	(1,719)	(2,769)
Class H:
Subscribed	350	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,250	(33,749)	15,990
Total Increase (Decrease) in Net Assets	1,246	(21,865)	40,263
Net Assets:
Beginning of Period	—	121,184	80,921
End of Period	$1,246	$99,319	$121,184
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1)	$328	$289
(1) Capital Share Transactions:
Class I:
Shares Subscribed	70	2,390	22
Shares Issued due to tax-free reorganization	—	—	2,103
Shares Issued on Distributions Reinvested	—	169	110
Shares Redeemed	—	(4,794)	(1,349)
Net Increase (Decrease) in Class I Shares Outstanding	70	(2,235)	886
Class P:
Shares Subscribed	10	59	4
Shares Issued due to tax-free reorganization	—	—	629
Shares Issued on Distributions Reinvested	—	17	3
Shares Redeemed	—	(121)	(222)
Net Increase (Decrease) in Class P Shares Outstanding	10	(45)	414
Class H:
Shares Subscribed	35	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Opportunity Portfolio
	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)	Period from May 30, 2008^ to March 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(18)	$(24)	$(11)
Net Realized Gain (Loss)	309	67	(435)
Net Change in Unrealized Appreciation (Depreciation)	1,576	4,041	(2,194)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,867	4,084	(2,640)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	(17)	—
Class C:
Net Investment Income	—	(3)	—
Class I:
Net Investment Income	—	(17)	—
Class R:**
Net Investment Income	—	(— @)	—
Total Distributions	—	(37)	—
Capital Share Transactions:(1)
Class A:
Subscribed	—	6,696	878
Distributions Reinvested	—	16	—
Conversion to Class H in connection with Reorganization	(5,407)	—	—
Redeemed	—	(1,432)	(222)
Class B:
Subscribed	115	804	135
Conversion to Class H in connection with Reorganization	(892)	—	—
Redeemed	(68)	(174)	(3)
Class C:
Subscribed	—	1,329	111
Distributions Reinvested	—	3	—
Conversion to Class L in connection with Reorganization	(682)	—	—
Redeemed	—	(186)	—
Class I:
Subscribed	12	2,220	4,600
Distributions Reinvested	—	1	—
Conversion to Class I in connection with Reorganization	(4,786)	—	—
Conversion from Class I in connection with Reorganization	4,786	—	—
Redeemed	(1,087)	(1,085)	—
Class P:
Subscribed	10 *	—	—
Class H:
Subscribed	830	—	—
Conversion from Class A in connection with Reorganization	5,407	—	—
Conversion from Class B in connection with Reorganization	892	—	—
Redeemed	(4,130)	—	—
Class L:
Subscribed	29	—	—
Conversion from Class C in connection with Reorganization	682	—	—
Redeemed	(823)	—	—
Class R:**
Subscribed	—	35	100
Distributions Reinvested	—	— @	—
Redeemed	(96)	(39)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,208)	8,188	5,599
Total Increase (Decrease) in Net Assets	(3,341)	12,235	2,959
Net Assets:
Beginning of Period	15,194	2,959	—
End of Period	$11,853	$15,194	$2,959
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(38)	$(22)	$25

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Global Opportunity Portfolio
	Period from April 1, 2010 to December 31, 2010 (000)	Year Ended March 31, 2010 (000)	Period from May 30, 2008^ to March 31, 2009 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	835	128
Shares Issued on Distributions Reinvested	—	2	—
Conversion to Class H in connection with Reorganization	(630)	—	—
Shares Redeemed	—	(171)	(43)
Net Increase (Decrease) in Class A Shares Outstanding	(630)	666	85
Class B:
Shares Subscribed	13	105	17
Conversion to Class H in connection with Reorganization	(104)	—	—
Shares Redeemed	(9)	(21)	(1)
Net Increase (Decrease) in Class B Shares Outstanding	(100)	84	16
Class C:
Shares Subscribed	—	160	12
Shares Issued on Distributions Reinvested	—	— @@	—
Conversion to Class L in connection with Reorganization	(80)	—	—
Shares Redeemed	—	(22)	—
Net Increase (Decrease) in Class A Shares Outstanding	(80)	138	12
Class I:
Shares Subscribed	1	256	460
Shares Issued on Distributions Reinvested	—	— @@	—
Conversion to Class I in connection with Reorganization	555	—	—
Conversion from Class I in connection with Reorganization	(555)	—	—
Shares Redeemed	(127)	(128)	—
Net Increase (Decrease) in Class I Shares Outstanding	(126)	128	460
Class P:
Shares Subscribed	1 *	—	—
Class H:
Shares Subscribed	84	—	—
Conversion from Class A in connection with Reorganization	630	—	—
Conversion from Class B in connection with Reorganization	104	—	—
Shares Redeemed	(435)	—	—
Net Increase in Class H Shares Outstanding	383	—	—
Class L:
Shares Subscribed	2	—	—
Conversion from Class C in connection with Reorganization	80	—	—
Shares Redeemed	(93)	—	—
Net Decrease in Class L Shares Outstanding	(11)	—	—
Class R:**
Shares Subscribed	—	4	10
Shares Issued on Distributions Reinvested	—	— @@	—
Shares Redeemed	(10)	(4)	—
Net Increase (Decrease) in Class R Shares Outstanding	(10)	— @@	10

^  Commencement of Operations.

*  For the period May 21, 2010 (commencement of operations) through December 31, 2010.

**  Class R Shares liquidated prior to the Reorganization on May 21, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Global Real Estate Portfolio
Year Ended Year Ended	December 31, 2010 (000	December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income	$18,233	$13,442
Net Realized Loss	(7,577)	(178,713)
Net Change in Unrealized Appreciation (Depreciation)	153,231	379,780
Net Increase in Net Assets Resulting from Operations	163,887	214,509
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(22,289)	(22,189)
Class P:
Net Investment Income	(1,296)	(1,719)
Class H:
Net Investment Income	(203)	(21)
Class L:
Net Investment Income	(74)	(50)
Total Distributions	(23,862)	(23,979)
Capital Share Transactions:(1)
Class I:
Subscribed	539,544	259,808
Distributions Reinvested	19,144	19,020
Redeemed	(110,386)	(285,859)
Class P:
Subscribed	17,980	31,677
Distributions Reinvested	1,295	1,718
Redeemed	(13,883)	(43,192)
Class H:
Subscribed	10,880	149
Distributions Reinvested	199	15
Redeemed	(1,047)	(67)
Class L:
Subscribed	2,979	1,107
Distributions Reinvested	74	50
Redeemed	(304)	(8)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	466,475	(15,582)
Redemption Fees	—	3
Total Increase in Net Assets	606,500	174,951
Net Assets:
Beginning of Period	693,617	518,666
End of Period	$1,300,117	$693,617
Distributions in Excess of Net Investment Income Included in End of Period Net Assets	$(9,201)	$(11,724)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Global Real Estate Portfolio
	Year Ended December 31, 2010 (000	Year Ended December 31, 2009 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	64,397	41,147
Shares Issued on Distributions Reinvested	2,295	2,612
Shares Redeemed	(13,717)	(44,447)
Net Increase (Decrease) in Class I Shares Outstanding	52,975	(688)
Class P:
Shares Subscribed	2,273	6,351
Shares Issued on Distributions Reinvested	157	237
Shares Redeemed	(1,750)	(7,650)
Net Increase (Decrease) in Class P Shares Outstanding	680	(1,062)
Class H:
Shares Subscribed	1,323	21
Shares Issued on Distributions Reinvested	24	2
Shares Redeemed	(123)	(13)
Net Increase in Class H Shares Outstanding	1,224	10
Class L:
Shares Subscribed	398	164
Shares Issued on Distributions Reinvested	9	7
Shares Redeemed	(40)	(1)
Net Increase in Class L Shares Outstanding	367	170

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Advantage Portfolio	International Equity Portfolio
	Period from December 28, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$ (— @)	$83,394	$80,783
Net Realized Loss	(1)	(137,837)	(270,128)
Net Change in Unrealized Appreciation (Depreciation)	(1)	302,525	923,496
Net Increase (Decrease) in Net Assets Resulting from Operations	(2)	248,082	734,151
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(48,950)	(84,735)
Class P:
Net Investment Income	—	(11,050)	(28,533)
Total Distributions	—	(60,000)	(113,268)
Capital Share Transactions:(1)
Class I:
Subscribed	1,200	703,889	521,944
Distributions Reinvested	—	44,431	75,015
Redeemed	—	(673,827)	(498,321)
Class P:
Subscribed	100	458,705	607,365
Distributions Reinvested	—	11,047	28,529
Redeemed	—	(712,539)	(368,514)
Class H:
Subscribed	100	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	1,500	(168,294)	366,018
Redemption Fees	—	308	98
Total Increase in Net Assets	1,498	20,096	986,999
Net Assets:
Beginning of Period	—	4,280,899	3,293,900
End of Period	$1,498	$4,300,995	$4,280,899
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(1)	$486	$(11,470)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	120	55,259	44,205
Shares Issued on Distributions Reinvested	—	3,311	5,861
Shares Redeemed	—	(52,665)	(44,823)
Net Increase in Class I Shares Outstanding	120	5,905	5,243
Class P:
Shares Subscribed	10	36,653	56,310
Shares Issued on Distributions Reinvested	—	833	2,254
Shares Redeemed	—	(56,399)	(33,657)
Net Increase (Decrease) in Class P Shares Outstanding	10	(18,913)	24,907
Class H:
Shares Subscribed	10	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Opportunity Portfolio	International Real Estate Portfolio
	Period from March 31, 2010^ to December 31, 2010 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$13	$16,694	$12,627
Net Realized Loss	(84)	(102,047)	(163,043)
Net Change in Unrealized Appreciation (Depreciation)	1,241	119,410	297,901
Net Increase in Net Assets Resulting from Operations	1,170	34,057	147,485
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(12,992)	(16,300)
Class P:
Net Investment Income	—	(168)	(305)
Total Distributions	—	(13,160)	(16,605)
Capital Share Transactions:(1)
Class I:
Subscribed	4,700	43,527	114,531
Distributions Reinvested	—	7,210	9,002
Redeemed	—	(137,521)	(215,130)
Class P:
Subscribed	100	26	542
Distributions Reinvested	—	153	290
Redeemed	—	(3,315)	(4,327)
Class H:
Subscribed	650	—	—
Class L:
Subscribed	100	—	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	5,550	(89,920)	(95,092)
Redemption Fees	—	6	1
Total Increase (Decrease) in Net Assets	6,720	(69,017)	35,789
Net Assets:
Beginning of Period	—	472,078	436,289
End of Period	$6,720	$403,061	$472,078
Undistributed Net Investment Income Included in End of Period Net Assets	$13	$5,613	$(2,541)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	470	2,584	8,132
Shares Issued on Distributions Reinvested	—	397	519
Shares Redeemed	—	(7,948)	(16,521)
Net Increase (Decrease) in Class I Shares Outstanding	470	(4,967)	(7,870)
Class P:
Shares Subscribed	10	1	31
Shares Issued on Distributions Reinvested	—	8	17
Shares Redeemed	—	(190)	(300)
Net Increase (Decrease) in Class P Shares Outstanding	10	(181)	(252)
Class H:
Shares Subscribed	67	—	—
Class L:
Shares Subscribed	10	—	—

^  Commencement of Operations.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	International Small Cap Portfolio		Select Global Infrastructure
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Period from September 20, 2010^ to December 31, 2010 (000)
Increase in Net Assets
Operations:
Net Investment Income	$3,247	$4,315	$79
Net Realized Gain (Loss)	21,594	(38,148)	25
Net Change in Unrealized Appreciation (Depreciation)	34,562	114,814	376
Net Increase in Net Assets Resulting from Operations	59,403	80,981	480
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(1,110)	(5,024)	(80)
Class P:
Net Investment Income	(308)	(712)	(1)
Class H:
Net Investment Income	—	—	(1)
Class L:
Net Investment Income	—	—	(— @)
Total Distributions	(1,418)	(5,736)	(82)
Capital Share Transactions:(1)
Class I:
Subscribed	32,961	43,141	9,700
Distributions Reinvested	918	4,242	—
Redeemed	(107,894)	(87,910)	—
Class P:
Subscribed	26,252	61,061	100
Distributions Reinvested	308	711	—
Redeemed	(2,011)	(221)	—
Class H:
Subscribed	—	—	100
Class L:
Subscribed	—	—	100
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(49,466)	21,024	10,000
Redemption Fees	2	1	—
Total Increase in Net Assets	8,521	96,270	10,398
Net Assets:
Beginning of Period	412,915	316,645	—
End of Period	$421,436	$412,915	$10,398
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$(203)	$(520)	$(1)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,771	3,942	970
Shares Issued on Distributions Reinvested	82	367	—
Shares Redeemed	(8,848)	(8,302)	—
Net Increase (Decrease) in Class I Shares Outstanding	(5,995)	(3,993)	970
Class P:
Shares Subscribed	2,196	5,247	10
Shares Issued on Distributions Reinvested	28	60	—
Shares Redeemed	(169)	(20)	—
Net Increase in Class P Shares Outstanding	2,055	5,287	10
Class H:
Shares Subscribed	—	—	10
Class L:
Shares Subscribed	—	—	10

^  Commencement of Operations.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Advantage Portfolio
	Period from September 1, 2010 to December 31, 2010 (000)	Year Ended August 31, 2010 (000)	Year Ended August 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$7	$23	$16
Net Realized Gain (Loss)	175	(172)	(251)
Net Change in Unrealized Appreciation (Depreciation)	850	889	(466)
Net Increase (Decrease) in Net Assets Resulting from Operations	1,032	740	(701)
Distributions from and/or in Excess of:
Class A:
Net Investment Income	—	—	(6)
Class B:
Net Investment Income	—	—	(1)
Class C:
Net Investment Income	—	—	(2)
Class I:
Net Investment Income	(16)	(23)	(49)
Class P:
Net Investment Income	(— @)	—	—
Class H:
Net Investment Income	(2)	(4)	—
Class L:
Net Investment Income	(— @)	(1)	—
Class R:***
Net Investment Income	—	(— @)	(1)
Total Distributions	(18)	(28)	(59)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	699
Distributions Reinvested	—	—	5
Conversion to Class H in connection with Reorganization	—	(1,088)	—
Redeemed	—	—	(268)
Class B:
Subscribed	—	4 *	183
Distributions Reinvested	—	—	— @
Conversion to Class H in connection with Reorganization	—	(212)	—
Redeemed	—	(43)*	(64)
Class C:
Subscribed	—	—	147
Distributions Reinvested	—	—	1
Conversion to Class L in connection with Reorganization	—	(154)	—
Redeemed	—	—	(88)
Class I:
Subscribed	—	11	—
Distributions Reinvested	— @	—	—
Conversion to Class I in connection with Reorganization	—	(4,141)	—
Conversion from Class I in connection with Reorganization	—	4,141	—
Redeemed	— @	—	—
Class P:
Subscribed	9	1 **	—
Class H:
Subscribed	—	331	—
Distributions Reinvested	2	4	—
Conversion from Class A in connection with Reorganization	—	1,088	—
Conversion from Class B in connection with Reorganization	—	212	—
Redeemed	(139)	(420)	—
Class L:
Subscribed	—	1	—
Distributions Reinvested	— @	— @	—
Conversion from Class C in connection with Reorganization	—	154	—
Redeemed	(31)	(25)	—
Class R:***
Redeemed	—	(97)	—
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(159)	(233)	615
Total Increase (Decrease) in Net Assets	855	479	(145)
Net Assets:
Beginning of Period	5,428	4,949	5,094
End of Period	$6,283	$5,428	$4,949
Undistributed Net Investment Income Included in End of Period Net Assets	$1	$12	$16

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Advantage Portfolio
	Period from September 1, 2010 to December 31, 2010 (000)		Year Ended August 31, 2010 (000)		Year Ended August 31, 2009 (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—		—		108
Shares Issued on Distributions Reinvested	—		—		1
Conversion to Class H in connection with Reorganization	—		(121)		—
Shares Redeemed	—		—		(44)
Net Increase (Decrease) in Class A Shares Outstanding	—		(121)		65
Class B:
Shares Subscribed	—		—	@@*	28
Shares Issued on Distributions Reinvested	—		—		— @@
Conversion to Class H in connection with Reorganization	—		(24)		—
Shares Redeemed	—		(4	)*	(10)
Net Increase (Decrease) in Class B Shares Outstanding	—		(28)		18
Class C:
Shares Subscribed	—		—		18
Shares Issued on Distributions Reinvested	—		—		— @@
Conversion to Class L in connection with Reorganization	—		(17)		—
Shares Redeemed	—		—		(14)
Net Increase (Decrease) in Class A Shares Outstanding	—		(17)		4
Class I:
Shares Subscribed	—		1		—
Shares Issued on Distributions Reinvested	—	@@	—		—
Conversion to Class I in connection with Reorganization	—		(460)		—
Conversion from Class I in connection with Reorganization	—		460		—
Shares Redeemed	—	@@	—		—
Net Increase in Class I Shares Outstanding	—	@@	1		—
Class P:
Shares Subscribed	1		—	@@**	—
Class H:
Shares Subscribed	—		35		—
Shares Issued on Distributions Reinvested	—	@@	—	@@	—
Conversion from Class A in connection with Reorganization	—		121		—
Conversion from Class B in connection with Reorganization	—		24		—
Shares Redeemed	(13)		(47)		—
Net Increase (Decrease) in Class H Shares Outstanding	(13)		133		—
Class L:
Shares Subscribed	—		—	@@	—
Shares Issued on Distributions Reinvested	—	@@	—	@@	—
Conversion from Class C in connection with Reorganization	—		17		—
Shares Redeemed	(3)		(3)		—
Net Increase (Decrease) in Class L Shares Outstanding	(3)		14		—
Class R:***
Shares Redeemed	—		(10)		—
Net Decrease in Class R Shares Outstanding	—		(10)		—

*  For the period September 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through August 31, 2010.

***  Class R shares liquidated on April 30, 2010.

@  Amount is less than $500.

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Capital Growth Portfolio		Focus Growth Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$1,770	$2,101	$(34)	$(12)
Net Realized Gain (Loss)	29,690	(88,315)	1,193	(546)
Net Change in Unrealized Appreciation (Depreciation)	126,809	408,495	2,402	4,422
Net Increase in Net Assets Resulting from Operations	158,269	322,281	3,561	3,864
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(13)	(2,063)	—	—
Class P:
Net Investment Income	(2)	(110)	—	—
Total Distributions	(15)	(2,173)	—	—
Capital Share Transactions:(1)
Class I:
Subscribed	60,077	70,667	11,367	811
Distributions Reinvested	13	2,062	—	—
Redeemed	(165,796)	(222,734)	(4,851)	(1,005)
Class P:
Subscribed	38,853	19,708	281	9
Distributions Reinvested	2	109	—	—
Redeemed	(23,953)	(20,100)	(374)	(289)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(90,804)	(150,288)	6,423	(474)
Redemption Fees	—	1	—	—
Total Increase in Net Assets	67,450	169,821	9,984	3,390
Net Assets:
Beginning of Period	773,545	603,724	9,338	5,948
End of Period	$840,995	$773,545	$19,322	$9,338
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$1,721	$(31)	$—	$(6)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	2,868	4,823	673	68
Shares Issued on Distributions Reinvested	1	107	—	—
Shares Redeemed	(8,037)	(15,582)	(289)	(97)
Net Increase (Decrease) in Class I Shares Outstanding	(5,168)	(10,652)	384	(29)
Class P:
Shares Subscribed	1,744	1,392	17	1
Shares Issued on Distributions Reinvested	— @@	6	—	—
Shares Redeemed	(1,137)	(1,284)	(25)	(25)
Net Increase (Decrease) in Class P Shares Outstanding	607	114	(8)	(24)

@@  Shares are less than 500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Opportunity Portfolio
	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)	Year Ended June 30, 2009^^ (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(69)	$(1,862)	$(508)
Net Realized Gain (Loss)	17,322	36,391	(50,481)
Net Change in Unrealized Appreciation (Depreciation)	51,253	35,289	(31,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	68,506	69,818	(82,667)
Capital Share Transactions:(1)
Class A:
Subscribed	—	—	76,318
Conversion to Class H in connection with Reorganization	—	(228,193)	—
Redeemed	—	—	(59,337)
Class B:
Subscribed	—	7,121 *	4,506
Conversion to Class H in connection with Reorganization	—	(30,342)	—
Redeemed	—	(17,901)*	(33,715)
Class C:
Subscribed	—	—	4,852
Conversion to Class L in connection with Reorganization	—	(39,143)	—
Redeemed	—	—	(8,293)
Class I:
Subscribed	1,356	19,262	7,105
Conversion to Class I in connection with Reorganization	—	(7,430)	—
Conversion from Class I in connection with Reorganization	—	7,430	—
Redeemed	(2,412)	(17,891)	(1,693)
Class P:
Subscribed	2,009	1 **	—
Class H:
Subscribed	1,877	85,104	—
Conversion from Class A in connection with Reorganization	—	228,193	—
Conversion from Class B in connection with Reorganization	—	30,342	—
Redeemed	(37,580)	(155,308)	—
Class L:
Subscribed	362	10,142	—
Conversion from Class C in connection with Reorganization	—	39,143	—
Redeemed	(4,780)	(10,734)	—
Net Decrease in Net Assets Resulting from Capital Share Transactions	(39,168)	(80,204)	(10,257)
Total Increase (Decrease) in Net Assets	29,338	(10,386)	(92,924)
Net Assets:
Beginning of Period	266,148	276,534	369,458
End of Period	$295,486	$266,148	$276,534
Accumulated Net Investment Loss Included in End of Period Net Assets	$(112)	$(28)	$(459)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Opportunity Portfolio
	Period from July 1 to December 31, 2010 (000)	Year Ended June 30, 2010 (000)	Year Ended June 30, 2009^^ (000)
(1) Capital Share Transactions:
Class A:
Shares Subscribed	—	—	8,743
Conversion to Class H in connection with Reorganization	—	(19,044)	—
Shares Redeemed	—	—	(7,099)
Net Increase (Decrease) in Class A Shares Outstanding	—	(19,044)	1,644
Class B:
Shares Subscribed	—	649 *	560
Conversion to Class H in connection with Reorganization	—	(2,713)	—
Shares Redeemed	—	(1,595)*	(3,996)
Net Decrease in Class B Shares Outstanding	—	(3,659)	(3,436)
Class C:
Shares Subscribed	—	—	615
Conversion to Class L in connection with Reorganization	—	(3,562)	—
Shares Redeemed	—	—	(1,052)
Net Decrease in Class C Shares Outstanding	—	(3,562)	(437)
Class I:
Shares Subscribed	97	1,579	833
Conversion to Class I in connection with Reorganization	—	(613)	—
Conversion from Class I in connection with Reorganization	—	613	—
Shares Redeemed	(178)	(1,443)	(178)
Net Increase (Decrease) in Class I Shares Outstanding	(81)	136	655
Class P:
Shares Subscribed	139	— @**	—
Class H:
Shares Subscribed	135	7,209	—
Conversion from Class A in connection with Reorganization	—	19,044	—
Conversion from Class B in connection with Reorganization	—	2,532	—
Shares Redeemed	(2,815)	(12,894)	—
Net Increase (Decrease) in Class H Shares Outstanding	(2,680)	15,891	—
Class L:
Shares Subscribed	28	931	—
Conversion from Class C in connection with Reorganization	—	3,562	—
Shares Redeemed	(383)	(966)	—
Net Increase (Decrease) in Class L Shares Outstanding	(355)	3,527	—

*  For the period July 1, 2009 through May 21, 2010.

**  For the period May 21, 2010 through June 30, 2010.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous year was audited by another independent registered public accounting firm.

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Small Company Growth Portfolio		U.S. Real Estate Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase in Net Assets
Operations:
Net Investment Income (Loss)	$237	$(4,435)	$12,536	$14,408
Net Realized Gain (Loss)	(19,991)	29,850	110,425	(127,856)
Net Change in Unrealized Appreciation (Depreciation)	404,906	449,982	117,403	275,153
Net Increase in Net Assets Resulting from Operations	385,152	475,397	240,364	161,705
Distributions from and/or in Excess of:
Class I:
Net Investment Income	—	(669)	(10,759)	(11,151)
Net Realized Gain	—	(11,915)	—	—
Class P:
Net Investment Income	—	—	(1,535)	(2,184)
Net Realized Gain	—	(6,995)	—	—
Total Distributions	—	(19,579)	(12,294)	(13,335)
Capital Share Transactions:(1)
Class I:
Subscribed	200,631	158,611	509,963	175,413
Distributions Reinvested	—	11,350	10,349	10,494
Redeemed	(215,682)	(124,905)	(449,135)	(173,700)
Class P:
Subscribed	78,528	100,503	52,948	37,741
Distributions Reinvested	—	6,995	875	1,111
Redeemed	(204,668)	(78,498)	(109,259)	(43,173)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(141,191)	74,056	15,741	7,886
Redemption Fees	100	109	—	3
Total Increase in Net Assets	244,061	529,983	243,811	156,259
Net Assets:
Beginning of Period	1,513,844	983,861	700,984	544,725
End of Period	$1,757,905	$1,513,844	$944,795	$700,984
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$147	$(28)	$340	$291
(1) Capital Share Transactions:
Class I:
Shares Subscribed	17,409	17,551	40,569	21,432
Shares Issued on Distributions Reinvested	—	1,032	821	1,382
Shares Redeemed	(18,495)	(14,458)	(34,016)	(21,092)
Net Increase (Decrease) in Class I Shares Outstanding	(1,086)	4,125	7,374	1,722
Class P:
Shares Subscribed	7,233	11,990	4,243	4,692
Shares Issued on Distributions Reinvested	—	677	71	150
Shares Redeemed	(18,553)	(9,427)	(8,540)	(5,245)
Net Increase (Decrease) in Class P Shares Outstanding	(11,320)	3,240	(4,226)	(403)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Income	$3,316	$2,224
Net Realized Gain (Loss)	3,430	(896)
Net Change in Unrealized Appreciation (Depreciation)	41	5,432
Net Increase in Net Assets Resulting from Operations	6,787	6,760
Distributions from and/or in Excess of:
Class I:
Net Investment Income	(2,318)	(190)
Net Realized Gain	(1,180)	(96)
Class P:
Net Investment Income	(438)	(29)
Net Realized Gain	(279)	(15)
Class H:
Net Investment Income	(142)	(15)
Net Realized Gain	(87)	(8)
Class L:
Net Investment Income	(251)	(5)
Net Realized Gain	(197)	(3)
Total Distributions	(4,892)	(361)
Capital Share Transactions:(1)
Class I:
Subscribed	22,346	26,603
Distributions Reinvested	2,966	285
Redeemed	(36,261)	(15,799)
Class P:
Subscribed	2,343	1,690
Distributions Reinvested	717	44
Redeemed	(794)	(1,735)
Class H:
Subscribed	491	568
Distributions Reinvested	229	23
Redeemed	(1,095)	(442)
Class L:
Subscribed	3,837	930
Distributions Reinvested	448	8
Redeemed	(819)	(160)
Net Increase (Decrease) in Net Assets Resulting from Capital Share Transactions	(5,592)	12,015
Redemption Fees	1	— @
Total Increase (Decrease) in Net Assets	(3,696)	18,414
Net Assets:
Beginning of Period	46,041	27,627

End of Period	$42,345	$46,041
Undistributed (Distributions in Excess of) Net Investment Income Included in End of Period Net Assets	$950	$(231)

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Statements of Changes in Net Assets (cont'd)

	Emerging Markets Debt Portfolio
	Year Ended December 31, 2010 (000)	Year Ended December 31, 2009 (000)
(1) Capital Share Transactions:
Class I:
Shares Subscribed	1,740	2,460
Shares Issued on Distributions Reinvested	237	26
Shares Redeemed	(2,788)	(1,558)
Net Increase (Decrease) in Class I Shares Outstanding	(811)	928
Class P:
Shares Subscribed	183	159
Shares Issued on Distributions Reinvested	56	4
Shares Redeemed	(60)	(168)
Net Increase (Decrease) in Class P Shares Outstanding	179	(5)
Class H:
Shares Subscribed	39	52
Shares Issued on Distributions Reinvested	18	2
Shares Redeemed	(85)	(40)
Net Increase (Decrease) in Class H Shares Outstanding	(28)	14
Class L:
Shares Subscribed	293	86
Shares Issued on Distributions Reinvested	36	1
Shares Redeemed	(63)	(14)
Net Increase in Class L Shares Outstanding	266	73

@  Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Active International Allocation Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.30		$9.11		$15.92	$15.10		$12.43
Income (Loss) from Investment Operations:
Net Investment Income†	0.20		0.21		0.35	0.30		0.27
Net Realized and Unrealized Gain (Loss) on Investments	0.81		2.26		(6.41)	1.96		2.75
Total from Investment Operations	1.01		2.47		(6.06)	2.26		3.02
Distributions from and/or in Excess of:
Net Investment Income	(0.25)		(0.28)		(0.14)	(0.54)		(0.35)
Net Realized Gain	—		—		(0.61)	(0.90)		—
Total Distributions	(0.25)		(0.28)		(0.75)	(1.44)		(0.35)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.06		$11.30		$9.11	$15.92		$15.10
Total Return++	8.95%		27.26%		(39.25)%	15.30%		24.34%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$441,350		$532,584		$565,313	$1,093,735		$967,361
Ratio of Expenses to Average Net Assets (1)	0.79	%+††	0.79	%+	0.79%+	0.80	%+	0.80%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.79	%+††	0.79	%+	0.79%+	0.80	%+	0.80%
Ratio of Net Investment Income to Average Net Assets (1)	1.82	%+††	2.23	%+	2.70%+	1.93	%+	1.99%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	19%		33%		34%	28%		16%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.92	%+††	0.85	%+	0.82%+	0.81	%+	0.82%
Net Investment Income to Average Net Assets	1.69	%+††	2.17	%+	2.67%+	1.92	%+	1.97%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Active International Allocation Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$11.50		$9.27		$16.20	$15.36		$12.64
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.18		0.29	0.24		0.22
Net Realized and Unrealized Gain (Loss) on Investments	0.81		2.31		(6.48)	2.01		2.81
Total from Investment Operations	0.99		2.49		(6.19)	2.25		3.03
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.26)		(0.13)	(0.51)		(0.31)
Net Realized Gain	—		—		(0.61)	(0.90)		—
Total Distributions	(0.21)		(0.26)		(0.74)	(1.41)		(0.31)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.28		$11.50		$9.27	$16.20		$15.36
Total Return++	8.69%		26.99%		(39.41)%	14.95%		23.95%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$14,477		$16,479		$7,614	$5,285		$3,573
Ratio of Expenses to Average Net Assets (1)	1.04	%+††	1.04	%+	1.04%+	1.05	%+	1.05%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.04	%+††	1.04	%+	1.04%+	1.05	%+	1.05%
Ratio of Net Investment Income to Average Net Assets (1)	1.57	%+††	1.80	%+	2.32%+	1.52	%+	1.61%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	19%		33%		34%	28%		16%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.17	%+††	1.10	%+	1.07%+	1.06	%+	1.07%
Net Investment Income to Average Net Assets	1.44	%+††	1.74	%+	2.29%+	1.51	%+	1.59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,223
Ratio of Expenses to Average Net Assets (1)	1.45	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.73	%*
Net Investment Loss to Average Net Assets	(176.62	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.59	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.98	%*
Net Investment Loss to Average Net Assets	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	1.70	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.59	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.98	%*
Net Investment Loss to Average Net Assets	(176.87	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Asian Equity Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.19
Total from Investment Operations	0.19
Net Asset Value, End of Period	$10.19
Total Return++	1.90	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$102
Ratio of Expenses to Average Net Assets (1)	2.20	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(2.09	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	177.48	%*
Net Investment Loss to Average Net Assets	(177.37	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007	2006
Net Asset Value, Beginning of Period	$23.10		$13.79	$34.02	$29.29	$25.36
Income (Loss) from Investment Operations:
Net Investment Income†	0.10		0.10	0.19	0.10	0.18
Net Realized and Unrealized Gain (Loss) on Investments	4.15		9.49	(18.78)	11.76	9.22
Total from Investment Operations	4.25		9.59	(18.59)	11.86	9.40
Distributions from and/or in Excess of:
Net Investment Income	(0.21)		(0.28)	—	(0.13)	(0.29)
Net Realized Gain	—		—	(1.64)	(7.01)	(5.18)
Total Distributions	(0.21)		(0.28)	(1.64)	(7.14)	(5.47)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.01	0.00 ‡
Net Asset Value, End of Period	$27.14		$23.10	$13.79	$34.02	$29.29
Total Return++	18.49%		69.54%	(56.39)%	41.56%	38.00%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,031,778		$2,198,793	$1,191,199	$3,323,130	$2,283,535
Ratio of Expenses to Average Net Assets	1.47	%+††	1.40%+	1.43%+	1.35%+	1.40%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.47	%+††	1.40%+	1.43%+	1.35%+	1.40%
Ratio of Net Investment Income to Average Net Assets	0.40	%+††	0.56%+	0.78%+	0.28%+	0.62%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	59%		64%	96%	101%	82%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009	2008	2007		2006
Net Asset Value, Beginning of Period	$22.61		$13.51	$33.46	$28.91		$25.07
Income (Loss) from Investment Operations:
Net Investment Income†	0.04		0.06	0.13	0.01		0.13
Net Realized and Unrealized Gain (Loss) on Investments	4.06		9.28	(18.44)	11.60		9.09
Total from Investment Operations	4.10		9.34	(18.31)	11.61		9.22
Distributions from and/or in Excess of:
Net Investment Income	(0.15)		(0.24)	—	(0.05)		(0.20)
Net Realized Gain	—		—	(1.64)	(7.01)		(5.18)
Total Distributions	(0.15)		(0.24)	(1.64)	(7.06)		(5.38)
Redemption Fees	0.00	‡	0.00 ‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$26.56		$22.61	$13.51	$33.46		$28.91
Total Return++	18.20%		69.11%	(56.50)%	41.20%		37.65%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$113,434		$126,487	$67,559	$179,834		$126,450
Ratio of Expenses to Average Net Assets	1.72	%+††	1.65%+	1.68%+	1.60	%+	1.65%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.72	%+††	1.65%+	1.68%+	1.60	%+	1.65%
Ratio of Net Investment Income to Average Net Assets	0.15	%+††	0.32%+	0.52%+	0.02	%+	0.47%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	59%		64%	96%	101%		82%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$701
Ratio of Expenses to Average Net Assets (1)	1.30	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.10	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.42	%*
Net Investment Loss to Average Net Assets	(245.22	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.55	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.35	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.67	%*
Net Investment Loss to Average Net Assets	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$200
Ratio of Expenses to Average Net Assets (1)	1.55	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.35	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	245.67	%*
Net Investment Loss to Average Net Assets	(245.47	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Gain on Investments	0.01
Total from Investment Operations	0.01
Net Asset Value, End of Period	$10.01
Total Return++	0.10	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.05	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.85	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	246.17	%*
Net Investment Loss to Average Net Assets	(245.97	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$697
Ratio of Expenses to Average Net Assets (1)	1.35	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.14	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.14	%*
Net Investment Loss to Average Net Assets	(237.93	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$349
Ratio of Expenses to Average Net Assets	1.60	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.39	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.39	%*
Net Investment Loss to Average Net Assets	(238.18	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Discovery Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.03)
Total from Investment Operations	(0.03)
Net Asset Value, End of Period	$9.97
Total Return++	(0.30	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.10	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.89	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	238.89	%*
Net Investment Loss to Average Net Assets	(238.68	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Franchise Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$13.81		$10.82		$16.62	$17.98	$15.69
Income (Loss) from Investment Operations:
Net Investment Income†	0.32		0.19		0.35	0.40	0.30
Net Realized and Unrealized Gain (Loss) on Investments	1.62		2.98		(5.11)	1.30	3.07
Total from Investment Operations	1.94		3.17		(4.76)	1.70	3.37
Distributions from and/or in Excess of:
Net Investment Income	(0.46)		(0.18)		(0.84)	(0.15)	(0.13)
Net Realized Gain	—		—		(0.20)	(2.91)	(0.95)
Total Distributions	(0.46)		(0.18)		(1.04)	(3.06)	(1.08)
Redemption Fees	—		—		—	—	0.00 ‡
Net Asset Value, End of Period	$15.29		$13.81		$10.82	$16.62	$17.98
Total Return++	14.07%		29.65%		(28.88)%	9.58%	21.60%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,666		$111,852		$78,029	$110,135	$128,434
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	1.00	%+	1.00%+	0.99%+	1.00%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+††	1.00	%+	1.00%+	0.98%+	1.00%
Ratio of Net Investment Income to Average Net Assets (1)	2.19	%+††	1.62	%+	2.49%+	2.10%+	1.74%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	74%		18%		31%	22%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.08	%+††	1.01	%+	1.01%+	N/A	1.01%
Net Investment Income to Average Net Assets	2.11	%+††	1.61	%+	2.48%+	N/A	1.73%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Franchise Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$13.65		$10.71		$16.44	$17.82	$15.56
Income (Loss) from Investment Operations:
Net Investment Income†	0.28		0.11		0.34	0.30	0.24
Net Realized and Unrealized Gain (Loss) on Investments	1.59		2.99		(5.07)	1.34	3.04
Total from Investment Operations	1.87		3.10		(4.73)	1.64	3.28
Distributions from and/or in Excess of:
Net Investment Income	(0.42)		(0.16)		(0.80)	(0.11)	(0.07)
Net Realized Gain	—		—		(0.20)	(2.91)	(0.95)
Total Distributions	(0.42)		(0.16)		(1.00)	(3.02)	(1.02)
Redemption Fees	—		—		—	—	0.00 ‡
Net Asset Value, End of Period	$15.10		$13.65		$10.71	$16.44	$17.82
Total Return++	13.83%		29.24%		(29.00)%	9.26%	21.31%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$9,653		$9,332		$2,892	$6,327	$4,135
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.25	%+	1.25%+	1.24%+	1.25%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+††	1.25	%+	1.25%+	1.23%+	1.25%
Ratio of Net Investment Income to Average Net Assets (1)	1.94	%+††	0.92	%+	2.43%+	1.62%+	1.43%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.01%	0.00%§	N/A
Portfolio Turnover Rate	74%		18%		31%	22%	35%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.33	%+††	1.26	%+	1.26%+	N/A	1.26%
Net Investment Income to Average Net Assets	1.86	%+††	0.91	%+	2.42%+	N/A	1.42%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class I**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.53		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.00	)‡	0.01	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.05		4.47	(4.90)
Total from Investment Operations	2.05		4.48	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)	—
Net Asset Value, End of Period	$11.58		$9.53	$5.08
Total Return++	21.51	%#	88.32%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$5.4		$5.6	$2.3
Ratio of Expenses to Average Net Assets (1)	1.25	%+††*	1.25%	1.25	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.07	%+††*	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.01	)%+††*	0.09%	(0.34	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.77	%+††*	4.51%	12.66	%*
Net Investment Loss to Average Net Assets	(1.53	)%+††*	(3.17)%	(11.75	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from May 21, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$8.62
Income from Investment Operations:
Net Investment Loss†	(0.06)
Net Realized and Unrealized Gain on Investments	3.00
Total from Investment Operations	2.94
Net Asset Value, End of Period	$11.56
Total Return++	34.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11
Ratio of Expenses to Average Net Assets (1)	1.53	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.87	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.89	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	19	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.52	%+*
Net Investment Loss to Average Net Assets	(3.88	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class H**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.50		$5.07	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.01)		(0.03)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	2.04		4.49	(4.90)
Total from Investment Operations	2.03		4.46	(4.93)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.03)	—
Net Asset Value, End of Period	$11.53		$9.50	$5.07
Total Return++	21.37	%#	87.93%	(49.30	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$5.8		$7.1	$0.4
Ratio of Expenses to Average Net Assets (1)	1.51	%+††*	1.50%	1.50	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.33	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.21	)%+††*	(0.36)%	(0.57	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A	N/A
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.03	%+††*	4.76%	13.43	%*
Net Investment Loss to Average Net Assets	(1.79	)%+††*	(3.62)%	(12.50	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Opportunity Portfolio

	Class L**
Selected Per Share Data and Ratios	Period from April 1, 2010 to December 31, 2010		Year Ended March 31, 2010	Period from May 30, 2008^ to March 31, 2009
Net Asset Value, Beginning of Period	$9.48		$5.08	$10.00
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.04)		(0.09)	(0.02)
Net Realized and Unrealized Gain (Loss) on Investments	2.06		4.51	(4.90)
Total from Investment Operations	2.02		4.42	(4.92)
Distributions from and/or in Excess of:
Net Investment Income	—		(0.02)	—
Net Asset Value, End of Period	$11.50		$9.48	$5.08
Total Return++	21.31	%#	87.08%	(49.20	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$0.7		$1.4	$0.1
Ratio of Expenses to Average Net Assets (1)	2.09	%+††*	2.11%	1.31	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.91	%+††*	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.85	)%+††*	(1.03)%	(0.39	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††*	N/A%	N/A%
Portfolio Turnover Rate	19	%#	17%	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.61	%+††*	5.37%	12.85	%*
Net Investment Loss to Average Net Assets	(2.37	)%+††*	(4.29)%	(11.93	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Global Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the period ended December 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class I
	Year Ended December 31,						Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007	2006
Net Asset Value, Beginning of Period	$7.47		$5.49		$10.04	$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.19		0.14		0.16	0.18	0.06
Net Realized and Unrealized Gain (Loss) on Investments	1.31		2.11		(4.67)	(1.09)	1.66
Total from Investment Operations	1.50		2.25		(4.51)	(0.91)	1.72
Distributions from and/or in Excess of:
Net Investment Income	(0.19)		(0.27)		(0.02)	(0.40)	(0.13)
Net Realized Gain	—		—		(0.02)	(0.21)	(0.03)
Total Distributions	(0.19)		(0.27)		(0.04)	(0.61)	(0.16)
Redemption Fees	—		0.00	‡	0.00 ‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.78		$7.47		$5.49	$10.04	$11.56
Total Return++	20.22%		41.04%		(45.00)%	(7.87)%	17.20	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,215,881		$638,744		$473,459	$632,737	$238,647
Ratio of Expenses to Average Net Assets (1)	1.01	%+††	1.01	%+	1.05%+	1.02%+	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.01	%+††	1.01	%+	1.04%+	1.02%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.43	%+††	2.31	%+	1.92%+	1.55%+	1.53	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%	39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		N/A	N/A	1.15	%*
Net Investment Income to Average Net Assets	N/A		N/A		N/A	N/A	1.43	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class P
	Year Ended December 31,							Period from August 30, 2006^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$7.44		$5.47		$10.02		$11.56	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.17		0.13		0.16		0.16	0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.30		2.09		(4.68)		(1.11)	1.67
Total from Investment Operations	1.47		2.22		(4.52)		(0.95)	1.71
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.25)		(0.01)		(0.38)	(0.12)
Net Realized Gain	—		—		(0.02)		(0.21)	(0.03)
Total Distributions	(0.17)		(0.25)		(0.03)		(0.59)	(0.15)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00	‡
Net Asset Value, End of Period	$8.74		$7.44		$5.47		$10.02	$11.56
Total Return++	19.90%		40.66%		(45.15)%		(8.15)%	17.11	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$67,812		$52,663		$44,555		$13,187	$116
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.30	%+	1.27%+	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+	1.27%+	N/A
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.08	%+	2.32	%+	1.39%+	1.07	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	18%		59%		40%		39%	4	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.32	%+	N/A	1.41	%*
Net Investment Income to Average Net Assets	N/A		N/A		2.30	%+	N/A	0.96	%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class H
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.43		$5.47		$9.95
Income (Loss) from Investment Operations:
Net Investment Income†	0.18		0.13		0.11
Net Realized and Unrealized Gain (Loss) on Investments	1.29		2.08		(4.57)
Total from Investment Operations	1.47		2.21		(4.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.18)		(0.25)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.18)		(0.25)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.72		$7.43		$5.47
Total Return++	19.96%		40.59%		(44.88	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$11,381		$607		$391
Ratio of Expenses to Average Net Assets (1)	1.26	%+††	1.26	%+	1.70	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.26	%+††	1.26	%+	1.29	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.18	%+††	2.03	%+	1.42	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.70	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.42	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Global Real Estate Portfolio

	Class L
	Year Ended December 31,				Period from June 16, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$7.35		$5.43		$9.46
Income (Loss) from Investment Operations:
Net Investment Income†	0.13		0.08		0.04
Net Realized and Unrealized Gain (Loss) on Investments	1.28		2.08		(4.05)
Total from Investment Operations	1.41		2.16		(4.01)
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.24)		—
Net Realized Gain	—		—		(0.02)
Total Distributions	(0.14)		(0.24)		(0.02)
Redemption Fees	—		0.00	‡	—
Net Asset Value, End of Period	$8.62		$7.35		$5.43
Total Return++	19.26%		39.91%		(42.45	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,043		$1,603		$261
Ratio of Expenses to Average Net Assets (1)	1.76	%+††	1.76	%+	1.81	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.76	%+††	1.76	%+	1.80	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.68	%+††	1.23	%+	1.20	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	18%		59%		40	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.84	%+*
Net Investment Income to Average Net Assets	N/A		N/A		1.17	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class I
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$1,198
Ratio of Expenses to Average Net Assets (1)	1.25	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.09	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.40	%*
Net Investment Loss to Average Net Assets	(176.24	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.50	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.65	%*
Net Investment Loss to Average Net Assets	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class H
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	1.50	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.34	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	176.65	%*
Net Investment Loss to Average Net Assets	(176.49	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Advantage Portfolio

	Class L
Selected Per Share Data and Ratios	Period from December 28, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Loss from Investment Operations:
Net Investment Loss†	(0.00	)‡
Net Realized and Unrealized Loss on Investments	(0.01)
Total from Investment Operations	(0.01)
Net Asset Value, End of Period	$9.99
Total Return++	(0.10	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$100
Ratio of Expenses to Average Net Assets (1)	2.00	%*
Ratio of Net Investment Loss to Average Net Assets (1)	(1.84	)%*
Portfolio Turnover Rate	0.00	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	177.15	%*
Net Investment Loss to Average Net Assets	(176.99	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Equity Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$13.02		$11.01		$18.92	$20.58		$20.34
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.27		0.44	0.43		0.64
Net Realized and Unrealized Gain (Loss) on Investments	0.53		2.10		(6.76)	1.53		3.93
Total from Investment Operations	0.79		2.37		(6.32)	1.96		4.57
Distributions from and/or in Excess of:
Net Investment Income	(0.20)		(0.36)		(0.41)	(0.46)		(0.59)
Net Realized Gain	—		—		(1.18)	(3.16)		(3.74)
Total Distributions	(0.20)		(0.36)		(1.59)	(3.62)		(4.33)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$13.61		$13.02		$11.01	$18.92		$20.58
Total Return++	6.08%		21.56%		(33.12)%	9.84%		22.50%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$3,372,029		$3,148,980		$2,606,704	$5,105,807		$5,900,906
Ratio of Expenses to Average Net Assets (1)	0.95	%+††	0.94	%+	0.95%+	0.93	%+	0.94%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.95	%+††	0.94	%+	0.95%+	0.93	%+	0.94%
Ratio of Net Investment Income to Average Net Assets (1)	2.05	%+††	2.35	%+	2.73%+	1.97	%+	2.88%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	40%		38%		34%	31%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	0.98	%+††	0.95	%+	N/A	N/A		N/A
Net Investment Income to Average Net Assets	2.02	%+††	2.34	%+	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Equity Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.87		$10.90		$18.73	$20.40		$20.19
Income (Loss) from Investment Operations:
Net Investment Income†	0.23		0.23		0.38	0.37		0.60
Net Realized and Unrealized Gain (Loss) on Investments	0.51		2.07		(6.66)	1.52		3.87
Total from Investment Operations	0.74		2.30		(6.28)	1.89		4.47
Distributions from and/or in Excess of:
Net Investment Income	(0.16)		(0.33)		(0.37)	(0.40)		(0.52)
Net Realized Gain	—		—		(1.18)	(3.16)		(3.74)
Total Distributions	(0.16)		(0.33)		(1.55)	(3.56)		(4.26)
Redemption Fees	0.00	‡	0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$13.45		$12.87		$10.90	$18.73		$20.40
Total Return++	5.78%		21.18%		(33.21)%	9.52%		22.21%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$928,966		$1,131,919		$687,196	$1,019,595		$1,152,822
Ratio of Expenses to Average Net Assets (1)	1.20	%+††	1.19	%+	1.20%+	1.18	%+	1.19%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.20	%+††	1.19	%+	1.20%+	1.18	%+	1.19%
Ratio of Net Investment Income to Average Net Assets (1)	1.80	%+††	2.02	%+	2.43%+	1.71	%+	2.71%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	40%		38%		34%	31%		38%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.23	%+††	1.20	%+	N/A	N/A		N/A
Net Investment Income to Average Net Assets	1.77	%+††	2.01	%+	N/A	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class I
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.03
Net Realized and Unrealized Gain on Investments	2.04
Total from Investment Operations	2.07
Net Asset Value, End of Period	$12.07
Total Return++	20.70	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$5,672
Ratio of Expenses to Average Net Assets (1)	1.15	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.33	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.79	%+*
Net Investment Loss to Average Net Assets	(3.31	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.04
Net Asset Value, End of Period	$12.04
Total Return++	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$120
Ratio of Expenses to Average Net Assets (1)	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.04	%+*
Net Investment Loss to Average Net Assets	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class H
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.01
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.04
Net Asset Value, End of Period	$12.04
Total Return++	20.40	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$808
Ratio of Expenses to Average Net Assets	1.40	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.08	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.04	%+*
Net Investment Loss to Average Net Assets	(3.56	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Opportunity Portfolio

	Class L
Selected Per Share Data and Ratios	Period from March 31, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Loss†	(0.03)
Net Realized and Unrealized Gain on Investments	2.03
Total from Investment Operations	2.00
Net Asset Value, End of Period	$12.00
Total Return++	20.00	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$120
Ratio of Expenses to Average Net Assets (1)	1.90	%+*
Ratio of Net Investment Loss to Average Net Assets (1)	(0.42	)%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*
Portfolio Turnover Rate	18	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	5.54	%+*
Net Investment Loss to Average Net Assets	(4.06	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.80		$12.59		$25.30		$34.82	$23.63
Income (Loss) from Investment Operations:
Net Investment Income†	0.69		0.44		0.56		0.69	0.35
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.40		(13.15)		(6.79)	12.78
Total from Investment Operations	1.67		5.84		(12.59)		(6.10)	13.13
Distributions from and/or in Excess of:
Net Investment Income	(0.62)		(0.63)		—		(1.77)	(0.85)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.62)		(0.63)		(0.12)		(3.42)	(1.94)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.85		$17.80		$12.59		$25.30	$34.82
Total Return++	9.51%		46.54%		(49.95)%		(17.59)%	56.06%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$397,514		$463,649		$427,148		$1,053,018	$1,125,569
Ratio of Expenses to Average Net Assets (1)	0.98	%+††	0.93	%+	0.95	%+	0.94%+	0.95%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.93	%+	0.94	%+	0.94%+	0.95%
Ratio of Net Investment Income to Average Net Assets (1)	3.97	%+††	3.04	%+	2.68	%+	2.10%+	1.19%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		0.97	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.66	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$17.77		$12.58		$25.33		$34.83	$23.68
Income (Loss) from Investment Operations:
Net Investment Income†	0.64		0.39		0.63		0.58	0.29
Net Realized and Unrealized Gain (Loss) on Investments	0.98		5.39		(13.26)		(6.74)	12.77
Total from Investment Operations	1.62		5.78		(12.63)		(6.16)	13.06
Distributions from and/or in Excess of:
Net Investment Income	(0.56)		(0.59)		—		(1.69)	(0.82)
Net Realized Gain	—		—		(0.12)		(1.65)	(1.09)
Total Distributions	(0.56)		(0.59)		(0.12)		(3.34)	(1.91)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$18.83		$17.77		$12.58		$25.33	$34.83
Total Return++	9.26%		46.08%		(50.05)%		(17.76)%	55.69%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,547		$8,429		$9,141		$97,800	$97,951
Ratio of Expenses to Average Net Assets (1)	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.18	%+	1.19	%+	1.19%+	1.20%
Ratio of Net Investment Income to Average Net Assets (1)	3.72	%+††	2.74	%+	2.66	%+	1.76%+	0.94%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	64%		56%		54%		55%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A		1.22	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		N/A		2.64	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Small Cap Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.97		$9.53		$17.08		$23.72	$24.14
Income (Loss) from Investment Operations:
Net Investment Income†	0.11		0.14		0.34		0.27	0.32
Net Realized and Unrealized Gain (Loss) on Investments	1.76		2.47		(6.66)		(1.11)	4.27
Total from Investment Operations	1.87		2.61		(6.32)		(0.84)	4.59
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.17)		(0.41)		(0.27)	(0.41)
Net Realized Gain	—		—		(0.82)		(5.53)	(4.60)
Total Distributions	(0.04)		(0.17)		(1.23)		(5.80)	(5.01)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$13.80		$11.97		$9.53		$17.08	$23.72
Total Return++	15.72%		27.45%		(38.33)%		(3.22)%	19.61%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$320,362		$349,589		$316,526		$796,050	$1,312,064
Ratio of Expenses to Average Net Assets (1)	1.15	%+††	1.14	%+	1.13	%+	1.09%+	1.10%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+††	1.14	%+	1.12	%+	1.09%+	1.10%
Ratio of Net Investment Income to Average Net Assets (1)	0.87	%+††	1.31	%+	2.47	%+	1.10%+	1.25%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	66%		127%		49%		53%	40%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.18	%+††	N/A		1.15	%+	N/A	N/A
Net Investment Income to Average Net Assets	0.84	%+††	N/A		2.44	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

International Small Cap Portfolio

	Class P
	Year Ended December 31,				Period from October 21, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$11.95		$9.53		$9.80
Income from Investment Operations:
Net Investment Income†	0.07		0.01		0.00	‡
Net Realized and Unrealized Gain on Investments	1.76		2.57		0.14
Total from Investment Operations	1.83		2.58		0.14
Distributions from and/or in Excess of:
Net Investment Income	(0.04)		(0.16)		(0.41)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$13.74		$11.95		$9.53
Total Return++	15.41%		27.14%		1.56	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$101,074		$63,326		$119
Ratio of Expenses to Average Net Assets (1)	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.40	%+††**	1.37	%+**	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	0.62	%+††	0.12	%+	0.09	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%*§
Portfolio Turnover Rate	66%		127%		49	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.43	%+††	N/A		1.86	%+*
Net Investment Income (Loss) to Average Net Assets	0.59	%+††	N/A		(0.38	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

**  Ratios of Expenses to Average Net Assets for Class P may vary by more than the shareholder servicing fees due to fluctuations in daily net asset amounts.

*  Annualized.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class I
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.08
Net Realized and Unrealized Gain on Investments	0.40
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.94	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10,086
Ratio of Expenses to Average Net Assets (1)	1.14	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.71	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.61	%+*
Net Investment Income to Average Net Assets	0.24	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class P
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Gain on Investments	0.41
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.86	%+*
Net Investment Loss to Average Net Assets	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class H
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.07
Net Realized and Unrealized Gain on Investments	0.41
Total from Investment Operations	0.48
Distributions from and/or in Excess of:
Net Investment Income	(0.08)
Net Asset Value, End of Period	$10.40
Total Return++	4.86	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.39	%+*
Ratio of Net Investment Income to Average Net Assets (1)	2.46	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.86	%+*
Net Investment Loss to Average Net Assets	(0.01	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Select Global Infrastructure Portfolio

	Class L
Selected Per Share Data and Ratios	Period from September 20, 2010^ to December 31, 2010
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net Investment Income†	0.06
Net Realized and Unrealized Gain on Investments	0.40
Total from Investment Operations	0.46
Distributions from and/or in Excess of:
Net Investment Income	(0.06)
Net Asset Value, End of Period	$10.40
Total Return++	4.72	%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$104
Ratio of Expenses to Average Net Assets (1)	1.89	%+*
Ratio of Net Investment Income to Average Net Assets (1)	1.96	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%*
Portfolio Turnover Rate	6	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	4.36	%+*
Net Investment Loss to Average Net Assets	(0.51	)%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class I**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.15		$7.97	$9.55	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.04	0.03	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.74		1.19	(1.50)	(0.45)
Total from Investment Operations	1.75		1.23	(1.47)	(0.45)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.05)	(0.11)	—
Net Asset Value, End of Period	$10.87		$9.15	$7.97	$9.55
Total Return++	19.30	%#	15.34%	(15.05)%	(4.50	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$5,015		$4,223	$3,667	$4,392
Ratio of Expenses to Average Net Assets (1)	1.02	%+††*	1.05%	1.05%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.25	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.42	%+††*	0.49%	0.49%	0.20	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.49	%+††*	4.49%	11.78%	14.97	%*
Net Investment Loss to Average Net Assets	(2.05	)%+††*	(2.95)%	(10.24)%	(13.72	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class P
Selected Per Share Data and Ratios	Period from September 1, 2010 to December 31, 2010		Period from May 21, 2010^ to August 31, 2010
Net Asset Value, Beginning of Period	$9.15		$9.00
Income from Investment Operations:
Net Investment Income†	0.01		0.01
Net Realized and Unrealized Gain on Investments	1.73		0.14
Total from Investment Operations	1.74		0.15
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		—
Net Asset Value, End of Period	$10.86		$9.15
Total Return++	19.16	%#	1.56	#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$10		$1
Ratio of Expenses to Average Net Assets (1)	1.29	%+*	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.52	%+*	N/A
Ratio of Net Investment Income to Average Net Assets (1)	0.15	%+*	0.27	%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%*	N/A
Portfolio Turnover Rate	33	%#	32	%#
(1) Supplemental Information on the Ratios to Average Net Assets:††
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.76	%+	2.59	%*
Net Investment Loss to Average Net Assets	(2.32	)%+	(1.02	)%*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class H**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.14		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.02	0.02	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.73		1.19	(1.50)	(0.46)
Total from Investment Operations	1.74		1.21	(1.48)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.02)		(0.03)	(0.10)	—
Net Asset Value, End of Period	$10.86		$9.14	$7.96	$9.54
Total Return++	19.13	%#	15.14%	(15.16)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,103		$1,048	$821	$363
Ratio of Expenses to Average Net Assets (1)	1.27	%+††*	1.30%	1.30%	1.30	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.50	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.17	%+††*	0.14%	0.27%	(0.06	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.74	%††+	4.62%	11.97%	15.46	%*
Net Investment Loss to Average Net Assets	(2.30	)%††+	(3.18)%	(10.40)%	(14.22	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Advantage Portfolio

	Class L**
	Period from September 1, 2010 to December 31,		Year Ended August 31,		Period from June 30, 2008^ to August 31,
Selected Per Share Data and Ratios	2010		2010	2009	2008
Net Asset Value, Beginning of Period	$9.16		$7.96	$9.54	$10.00
Income (Loss) from Investment Operations:
Net Investment Income†	0.01		0.04	0.00 ‡	0.00	‡
Net Realized and Unrealized Gain (Loss) on Investments	1.75		1.19	(1.50)	(0.46)
Total from Investment Operations	1.76		1.23	(1.50)	(0.46)
Distributions from and/or in Excess of:
Net Investment Income	(0.03)		(0.03)	(0.08)	—
Net Asset Value, End of Period	$10.89		$9.16	$7.96	$9.54
Total Return++	19.20	%#	15.43%	(15.40)%	(4.60	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$155		$156	$160	$147
Ratio of Expenses to Average Net Assets (1)	1.06	%+††*	1.08%	1.48%	1.05	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.29	%+††*	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.38	%+††*	0.45%	(0.01)%	(0.20	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.03	%††*	N/A	N/A	N/A
Portfolio Turnover Rate	33	%#	32%	14%	2	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	3.53	%+††*	4.53%	12.27%	15.79	%*
Net Investment Loss to Average Net Assets	(2.09	)%+††*	(3.00)%	(10.80)%	(14.49	)%*

**  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Core Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended August 31, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income (Loss) reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.69		$12.12		$24.69	$20.28		$19.49
Income (Loss) from Investment Operations:
Net Investment Income†	0.06		0.05		0.05	0.10		0.01
Net Realized and Unrealized Gain (Loss) on Investments	4.49		7.58		(12.50)	4.41		0.78
Total from Investment Operations	4.55		7.63		(12.45)	4.51		0.79
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.06)		(0.10)	(0.10)		(0.00)‡
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.06)		(0.12)	(0.10)		(0.00)‡
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$24.24		$19.69		$12.12	$24.69		$20.28
Total Return++	23.11%		62.97	%**	(50.47)%	22.29%		4.07%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$704,410		$674,070		$543,841	$1,406,866		$1,012,417
Ratio of Expenses to Average Net Assets	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.73	%+††	0.65	%+	0.62%+	0.62	%+	0.63%
Ratio of Net Investment Income to Average Net Assets	0.27	%+††	0.35	%+	0.24%+	0.46	%+	0.03%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I shares would have been approximately 62.72%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Capital Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$19.40		$11.94		$24.27	$19.95		$19.21
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	0.02		0.00 ‡	0.05		(0.04)
Net Realized and Unrealized Gain (Loss) on Investments	4.42		7.46		(12.27)	4.33		0.78
Total from Investment Operations	4.42		7.48		(12.27)	4.38		0.74
Distributions from and/or in Excess of:
Net Investment Income	(0.00	)‡	(0.02)		(0.04)	(0.06)		—
Net Realized Gain	—		—		(0.02)	—		—
Total Distributions	(0.00	)‡	(0.02)		(0.06)	(0.06)		—
Redemption Fees	—		0.00	‡	0.00 ‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$23.82		$19.40		$11.94	$24.27		$19.95
Total Return++	22.79%		62.66	%**	(50.57)%	21.93%		3.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$136,585		$99,475		$59,883	$166,717		$57,689
Ratio of Expenses to Average Net Assets	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.90	%+	0.87%+	0.87	%+	0.88%
Ratio of Net Investment Income (Loss) to Average Net Assets	0.02	%+††	0.10	%+	(0.01)%+	0.24	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00%§	0.00	%§	N/A
Portfolio Turnover Rate	35%		19%		42%	50%		59%

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 0.25% due to the receipt of proceeds from the settlements of class action suits involving primarily two of the Portfolio's past holdings. This was a one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P shares would have been approximately 62.41%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Focus Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$15.27		$8.95		$18.81		$15.19		$14.78
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	(0.05)		(0.01)		0.00	‡	0.03		(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	4.36		6.33		(9.82)		3.62		0.44
Total from Investment Operations	4.31		6.32		(9.82)		3.65		0.41
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.04)		(0.03)		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.58		$15.27		$8.95		$18.81		$15.19
Total Return++	28.23%		70.61	%**	(52.19)%		24.02%		2.77%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$17,618		$7,878		$4,879		$13,852		$12,416
Ratio of Expenses to Average Net Assets (1)	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.00	%+††	0.99	%+	1.00	%+	1.00	%+	0.79%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	(0.28	)%+††	(0.12	)%+	0.02	%+	0.16	%+	(0.23)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.51	%+††	1.88	%+	1.29	%+	1.13	%+	N/A
Net Investment Income (Loss) to Average Net Assets	(0.79	)%+††	(1.01	)%+	(0.27	)%+	0.03	%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.12% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class I would have been approximately 68.49%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Focus Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$14.86		$8.73		$18.32		$14.81		$14.45
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.08)		(0.04)		(0.04)		(0.01)		(0.06)
Net Realized and Unrealized Gain (Loss) on Investments	4.22		6.17		(9.55)		3.52		0.42
Total from Investment Operations	4.14		6.13		(9.59)		3.51		0.36
Distributions from and/or in Excess of:
Net Investment Income	—		—		(0.00	)‡	—		—
Redemption Fees	—		—		0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$19.00		$14.86		$8.73		$18.32		$14.81
Total Return++	27.86%		70.02	%**	(52.27)%		23.70%		2.49%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,704		$1,460		$1,069		$2,913		$2,317
Ratio of Expenses to Average Net Assets (1)	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.25	%+††	1.24	%+	1.25	%+	1.25	%+	1.04%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.53	)%+††	(0.38	)%+	(0.24	)%+	(0.07	)%+	(0.45)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.01%		0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	79%		11%		36%		57%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.76	%+††	2.16	%+	1.54	%+	1.38	%+	N/A
Net Investment Loss to Average Net Assets	(1.04	)%+††	(1.30	)%+	(0.53	)%+	(0.20	)%+	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

**  Performance was positively impacted by approximately 2.17% due to receipt of proceeds from settlements of class action suits involving primarily one of the Portfolio's past holdings. This one-time settlement, and as a result, the impact on the NAV and consequently the performance will not likely be repeated in the future. Had these settlements not occurred, the total return for Class P would have been approximately 67.85%.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class I*
	Period from July 1, 2010 to December 31,		Year Ended June 30,				Period from August 12, 2005^ to June 30,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$11.91		$9.59	$12.21	$13.05	$10.77	$10.09
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.02		(0.02)	0.02	0.01	(0.02)	(0.03)
Net Realized and Unrealized Gain (Loss) on Investments	3.30		2.34	(2.64)	(0.85)	2.30	0.71
Total from Investment Operations	3.32		2.32	(2.62)	(0.84)	2.28	0.68
Net Asset Value, End of Period	$15.23		$11.91	$9.59	$12.21	$13.05	$10.77
Total Return++	27.88	%#	24.19%	(21.52)%	(6.36)%	21.17%	6.74	%#
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$13.0		$11.0	$7.5	$1.6	$1.3	$1.0
Ratio of Expenses to Average Net Assets (1)	0.72	%+††@	1.14%	0.91%	0.87%	0.98%	0.96	%@
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.90	%+††@	0.96%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.25	%+††@	(0.14)%	0.21%	0.10%	(0.14)%	(0.27	)%@
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§@	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	1.41%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(0.29)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class I shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class I shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class P
Selected Per Share Data and Ratios	Period from July 1, 2010 to December 31, 2010		Period from May 21, 2010^ to June 30, 2010
Net Asset Value, Beginning of Period	$11.89		$12.13
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	(0.01)
Net Realized and Unrealized Gain on Investments	3.30		(0.23)
Total from Investment Operations	3.30		(0.24)
Net Asset Value, End of Period	$15.19		$11.89
Total Return++	27.75	%#	(1.98	)%#
Ratios and Supplemental Data:††
Net Assets, End of Period (Thousands)	$2,113		$1
Ratio of Expenses to Average Net Assets	0.97	%+*	1.39	%*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+*	N/A
Ratio of Net Investment Income to Average Net Assets	0.00	%§+*	(0.71	)%*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%§*	N/A
Portfolio Turnover Rate	6	%#	12	%#

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

#  Not Annualized.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class H*
	Period from July 1, 2010 to		Year Ended June 30,
	December 31,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$11.76		$9.49	$12.13	$12.99	$10.75	$9.65
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.00	‡	(0.06)	(0.01)	(0.02)	(0.05)	(0.05)
Net Realized and Unrealized Gain (Loss) on Investments	3.26		2.33	(2.63)	(0.84)	2.29	1.15
Total from Investment Operations	3.26		2.27	(2.64)	(0.86)	2.24	1.10
Net Asset Value, End of Period	$15.02		$11.76	$9.49	$12.13	$12.99	$10.75
Total Return++	27.72	%#	23.92%	(21.83)%	(6.54)%	20.84%	11.40%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$241.0		$220.3	$207.8	$245.5	$194.4	$183.3
Ratio of Expenses to Average Net Assets (1)	0.97	%+††@	1.40%	1.14%	1.13%	1.23%	1.24%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.15	%+††@	1.22%	N/A	N/A	N/A	N/A
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.00	%+††@§	(0.46)%	(0.13)%	(0.17)%	(0.43)%	(0.49)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††@§	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	1.49%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(0.48)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class H shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class A shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charges, if applicable, as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Opportunity Portfolio

	Class L*
	Period from July 1, 2010 to December 31,		Year Ended June 30,
Selected Per Share Data and Ratios	2010		2010	2009^^	2008^^	2007^^	2006^^
Net Asset Value, Beginning of Period	$10.78		$8.77	$11.28	$12.18	$10.15	$9.19
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.03)		(0.13)	(0.07)	(0.12)	(0.13)	(0.13)
Net Realized and Unrealized Gain (Loss) on Investments	2.98		2.14	(2.44)	(0.78)	2.16	1.09
Total from Investment Operations	2.95		2.01	(2.51)	(0.90)	2.03	0.96
Net Asset Value, End of Period	$13.73		$10.78	$8.77	$11.28	$12.18	$10.15
Total Return++	27.37	%#	22.92%	(22.32)%	(7.31)%	20.00%	10.45%
Ratios and Supplemental Data:
Net Assets, End of Period (Millions)	$39.0		$34.8	$28.6	$41.8	$28.4	$29.7
Ratio of Expenses to Average Net Assets (1)	1.47	%+††@	2.12%	1.89%	1.89%	1.99%	1.99%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.65	%+††@	1.94%	N/A	N/A	N/A	N/A
Ratio of Net Investment Loss to Average Net Assets (1)	(0.50	)%+††@	(1.16)%	(0.90)%	(0.94)%	(1.19)%	(1.25)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††@§	N/A	N/A	N/A	N/A	N/A
Portfolio Turnover Rate	6	%#	12%	33%	45%	46%	75%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		N/A	2.24%	N/A	N/A	N/A
Net Investment Loss to Average Net Assets	N/A		N/A	(1.25)%	N/A	N/A	N/A

*  On May 21, 2010, the Portfolio acquired substantially all of the assets and liabilities of the Van Kampen Equity Growth Fund ("the Predecessor Fund"). Therefore, the per share data and ratios of Class L shares for the 12-month period ended June 30, 2010 and prior years reflect the historical per share data of Class C shares of the Predecessor Fund.

^^  Beginning with the year ended June 30, 2010, the Portfolio was audited by Ernst & Young LLP. The previous years were audited by another independent registered public accounting firm.

†  Per share amount is based on average shares outstanding.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Fund ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

#  Not Annualized.

@  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Small Company Growth Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$11.14		$7.64		$13.12		$13.31		$12.89
Income (Loss) from Investment Operations:
Net Investment Income (Loss)†	0.01		(0.03)		(0.01)		(0.05)		(0.08)
Net Realized and Unrealized Gain (Loss) on Investments	3.02		3.68		(5.47)		0.45		1.59
Total from Investment Operations	3.03		3.65		(5.48)		0.40		1.51
Distributions from and/or in Excess of:
Net Investment Income	—		(0.01)		—		—		—
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Total Distributions	—		(0.15)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$14.17		$11.14		$7.64		$13.12		$13.31
Total Return++	27.20%		47.92%		(41.84)%		3.04%		11.90%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$1,227,782		$977,515		$638,559		$1,137,839		$1,028,030
Ratio of Expenses to Average Net Assets (1)	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.05	%+††	1.05	%+	1.02	%+	1.01	%+	1.01%
Ratio of Net Investment Income (Loss) to Average Net Assets (1)	0.10	%+††	(0.28	)%+	(0.08	)%+	(0.35	)%+	(0.56)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.12	%+††	1.07	%+	1.05	%+	N/A		N/A
Net Investment Income (Loss) to Average Net Assets	0.03	%+††	(0.30	)%+	(0.11	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income (loss) and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Small Company Growth Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007		2006
Net Asset Value, Beginning of Period	$10.46		$7.19		$12.39		$12.63		$12.31
Income (Loss) from Investment Operations:
Net Investment Loss†	(0.02)		(0.05)		(0.03)		(0.08)		(0.10)
Net Realized and Unrealized Gain (Loss) on Investments	2.83		3.46		(5.17)		0.43		1.51
Total from Investment Operations	2.81		3.41		(5.20)		0.35		1.41
Distributions from and/or in Excess of:
Net Realized Gain	—		(0.14)		—		(0.59)		(1.09)
Redemption Fees	0.00	‡	0.00	‡	0.00	‡	0.00	‡	0.00
Net Asset Value, End of Period	$13.27		$10.46		$7.19		$12.39		$12.63
Total Return++	26.86%		47.41%		(41.97)%		2.81%		11.55%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$530,123		$536,329		$345,302		$698,183		$857,275
Ratio of Expenses to Average Net Assets (1)	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.30	%+††	1.30	%+	1.27	%+	1.26	%+	1.26%
Ratio of Net Investment Loss to Average Net Assets (1)	(0.15	)%+††	(0.53	)%+	(0.34	)%+	(0.61	)%+	(0.81)%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00	%§	N/A
Portfolio Turnover Rate	26%		27%		34%		50%		76%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.37	%+††	1.32	%+	1.30	%+	N/A		N/A
Net Investment Loss to Average Net Assets	(0.22	)%+††	(0.55	)%+	(0.37	)%+	N/A		N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment loss and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class I
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$11.18		$8.87		$15.75		$28.24	$23.41
Income (Loss) from Investment Operations:
Net Investment Income†	0.30		0.23		0.31		0.33	0.42
Net Realized and Unrealized Gain (Loss) on Investments	3.02		2.30		(5.84)		(4.87)	8.44
Total from Investment Operations	3.32		2.53		(5.53)		(4.54)	8.86
Distributions from and/or in Excess of:
Net Investment Income	(0.17)		(0.22)		(0.31)		(0.50)	(0.49)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.17)		(0.22)		(1.35)		(7.95)	(4.03)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.33		$11.18		$8.87		$15.75	$28.24
Total Return++	29.86%		29.65%		(38.07)%		(16.63)%	38.85%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$855,474		$584,820		$448,897		$911,819	$1,635,926
Ratio of Expenses to Average Net Assets (1)	0.99	%+††	0.99	%+	0.95	%+	0.90%+	0.87%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.98	%+††	0.96	%+	0.91	%+	0.88%+	0.87%
Ratio of Net Investment Income to Average Net Assets (1)	2.34	%+††	2.70	%+	2.19	%+	1.23%+	1.55%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.00	%+	0.96	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.69	%+	2.18	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

U.S. Real Estate Portfolio

	Class P
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008		2007	2006
Net Asset Value, Beginning of Period	$10.99		$8.73		$15.53		$27.96	$23.21
Income (Loss) from Investment Operations:
Net Investment Income†	0.26		0.21		0.28		0.27	0.37
Net Realized and Unrealized Gain (Loss) on Investments	2.96		2.25		(5.77)		(4.82)	8.34
Total from Investment Operations	3.22		2.46		(5.49)		(4.55)	8.71
Distributions from and/or in Excess of:
Net Investment Income	(0.14)		(0.20)		(0.27)		(0.43)	(0.42)
Net Realized Gain	—		—		(1.04)		(7.45)	(3.54)
Total Distributions	(0.14)		(0.20)		(1.31)		(7.88)	(3.96)
Redemption Fees	—		0.00	‡	0.00	‡	0.00 ‡	0.00 ‡
Net Asset Value, End of Period	$14.07		$10.99		$8.73		$15.53	$27.96
Total Return++	29.51%		29.31%		(38.26)%		(16.80)%	38.52%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$89,321		$116,164		$95,828		$171,578	$268,537
Ratio of Expenses to Average Net Assets (1)	1.24	%+††	1.24	%+	1.20	%+	1.15%+	1.12%
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.23	%+††	1.21	%+	1.16	%+	1.13%+	1.12%
Ratio of Net Investment Income to Average Net Assets (1)	2.09	%+††	2.45	%+	2.05	%+	1.02%+	1.37%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00	%††§	0.00	%§	0.00	%§	0.00%§	N/A
Portfolio Turnover Rate	41%		30%		38%		38%	36%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	N/A		1.25	%+	1.21	%+	N/A	N/A
Net Investment Income to Average Net Assets	N/A		2.44	%+	2.04	%+	N/A	N/A

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class I^^
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.15		$9.94		$11.47	$11.99		$11.61
Income (Loss) from Investment Operations:
Net Investment Income†	0.87		0.71		1.03	0.71		0.49
Net Realized and Unrealized Gain (Loss) on Investments	0.92		1.64		(2.15)	(0.23)		0.80
Total from Investment Operations	1.79		2.35		(1.12)	0.48		1.29
Distributions from and/or in Excess of:
Net Investment Income	(0.93)		(0.09)		(0.41)	(1.00)		(0.91)
Net Realized Gain	(0.57)		(0.05)		—	—		—
Total Distributions	(1.50)		(0.14)		(0.41)	(1.00)		(0.91)
Redemption Fees	0.00	‡	0.00	‡	—	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.44		$12.15		$9.94	$11.47		$11.99
Total Return++	15.07%		23.75%		(10.07)%	4.68%		11.08%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$28,864		$38,041		$21,887	$52,686		$81,212
Ratio of Expenses to Average Net Assets (1)	0.84	%+††	0.84	%+	0.83%+	0.93	%+^	0.93%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	0.84	%+††	0.84	%+	0.81%+	0.85	%+	0.92%
Ratio of Net Investment Income to Average Net Assets (1)	7.12	%+††	6.44	%+	9.16%+	6.28	%+	6.11%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	109%		138%		248%	155%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.29	%+††	1.35	%+	1.61%+	1.21	%+	1.04%
Net Investment Income to Average Net Assets	6.67	%+††	5.93	%+	8.38%+	6.00	%+	6.00%

^^  On March 17, 2006 the Portfolio effected a reverse stock split. Per share data prior to this date has been restated to give effect to the reverse stock split.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 0.85% for Class I shares. Prior to June 1, 2006, the maximum ratio was 1.00% for Class I shares. Prior to May 1, 2004, the maximum ratio was 1.75% for Class I shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class P^^
	Year Ended December 31,
Selected Per Share Data and Ratios	2010		2009		2008	2007		2006
Net Asset Value, Beginning of Period	$12.42		$10.18		$11.77	$12.29		$11.85
Income (Loss) from Investment Operations:
Net Investment Income†	0.86		0.84		0.94	0.69		0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.53		(2.13)	(0.23)		0.81
Total from Investment Operations	1.80		2.37		(1.19)	0.46		1.31
Distributions from and/or in Excess of:
Net Investment Income	(0.89)		(0.08)		(0.40)	(0.98)		(0.87)
Net Realized Gain	(0.57)		(0.05)		—	—		—
Total Distributions	(1.46)		(0.13)		(0.40)	(0.98)		(0.87)
Redemption Fees	0.00	‡	0.00	‡	—	0.00	‡	0.00 ‡
Net Asset Value, End of Period	$12.76		$12.42		$10.18	$11.77		$12.29
Total Return++	14.88%		23.43%		(10.34)%	4.29%		10.79%
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$6,792		$4,379		$3,640	$870		$565
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.09	%+	1.12%+	1.20	%+^	1.17%^
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††	1.09	%+	1.10%+	1.10	%+	1.16%
Ratio of Net Investment Income to Average Net Assets (1)	6.87	%+††	7.52	%+	8.56%+	5.99	%+	5.94%
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01%	0.00	%§	N/A
Portfolio Turnover Rate	109%		138%		248%	155%		55%
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54	%+††	1.62	%+	2.31%+	1.49	%+	1.29%
Net Investment Income to Average Net Assets	6.42	%+††	6.99	%+	7.37%+	5.71	%+	5.82%

^^  On March 17, 2006 the Portfolio effected a reverse stock split. Per share data prior to this date has been restated to give effect to the reverse stock split.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

^  Effective June 1, 2006, the Adviser has voluntarily agreed to limit the ratio of expenses to average net assets to the maximum ratio of 1.10% for Class P shares. Prior to June 1, 2006, the maximum ratio was 1.25% for Class P shares. Prior to May 1, 2004, the maximum ratio was 2.00% for Class P shares.

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class H
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$12.42		$10.18		$11.86
Income (Loss) from Investment Operations:
Net Investment Income†	0.86		0.71		0.88
Net Realized and Unrealized Gain (Loss) on Investments	0.94		1.66		(2.17)
Total from Investment Operations	1.80		2.37		(1.29)
Distributions from and/or in Excess of:
Net Investment Income	(0.89)		(0.08)		(0.39)
Net Realized Gain	(0.57)		(0.05)		—
Total Distributions	(1.46)		(0.13)		(0.39)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.76		$12.42		$10.18
Total Return++	14.86%		23.40%		(10.70	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$2,021		$2,316		$1,758
Ratio of Expenses to Average Net Assets (1)	1.09	%+††	1.09	%+	1.18	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.09	%+††	1.09	%+	1.10	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.87	%+††	6.37	%+	7.66	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	1.54	%+††	1.57	%+	2.11	%+*
Net Investment Income to Average Net Assets	6.42	%+††	5.89	%+	6.73	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value which does not reflect sales charge, if applicable, as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Financial Highlights

Emerging Markets Debt Portfolio

	Class L
	Year Ended December 31,				Period from January 2, 2008^ to December 31,
Selected Per Share Data and Ratios	2010		2009		2008
Net Asset Value, Beginning of Period	$12.24		$10.09		$11.84
Income (Loss) from Investment Operations:
Net Investment Income†	0.79		0.92		0.50
Net Realized and Unrealized Gain (Loss) on Investments	0.92		1.36		(1.87)
Total from Investment Operations	1.71		2.28		(1.37)
Distributions from and/or in Excess of:
Net Investment Income	(0.84)		(0.08)		(0.38)
Net Realized Gain	(0.57)		(0.05)		—
Total Distributions	(1.41)		(0.13)		(0.38)
Redemption Fees	0.00	‡	0.00	‡	—
Net Asset Value, End of Period	$12.54		$12.24		$10.09
Total Return++	14.18%		22.80%		(11.85	)%#
Ratios and Supplemental Data:
Net Assets, End of Period (Thousands)	$4,668		$1,305		$342
Ratio of Expenses to Average Net Assets (1)	1.59	%+††	1.59	%+	1.72	%+*
Ratio of Expenses to Average Net Assets Excluding Non Operating Expenses	1.59	%+††	1.59	%+	1.60	%+*
Ratio of Net Investment Income to Average Net Assets (1)	6.37	%+††	8.21	%+	8.78	%+*
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.01	%††	0.01%		0.01	%*
Portfolio Turnover Rate	109%		138%		248	%#
(1) Supplemental Information on the Ratios to Average Net Assets:
Ratios Before Expense Limitation:
Expenses to Average Net Assets	2.04	%+††	2.02	%+	3.03	%+*
Net Investment Income to Average Net Assets	5.92	%+††	7.78	%+	7.47	%+*

^  Commencement of Operations.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

++  Calculated based on the net asset value as of the last business day of the period.

#  Not Annualized.

+  The Ratios of Expenses and Net Investment Income reflect the rebate of certain Portfolio expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

††  Reflects overall Portfolio ratios for investment income and non-class specific expenses.

*  Annualized.

The accompanying notes are an integral part of the financial statements.

2010 Annual Report

December 31, 2010

Notes to Financial Statements

Morgan Stanley Institutional Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Fund is comprised of twenty-one separate, active, diversified and non-diversified portfolios (individually referred to as a "Portfolio", collectively as the "Portfolios"). The Fund offers up to four different classes of shares for certain Portfolios — Class I shares, Class P shares, Class H shares and Class L shares. Each Portfolio (with the exception of the Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity and Emerging Markets Debt Portfolios), offers two classes of shares — Class I and Class P. Asian Equity, Global Advantage, Global Discovery, Global Opportunity, Global Real Estate, International Advantage, International Opportunity, Select Global Infrastructure, Advantage, Opportunity and Emerging Markets Debt Portfolios offer Class I shares, Class P shares, Class H shares and Class L shares. Each class of shares has identical voting rights (except shareholders of each Class have exclusive voting rights regarding any matter relating solely to that particular Class of shares), dividend, liquidation and other rights.

For detailed descriptions of the investment objectives of each of the Portfolios and other related information, please refer to the Prospectuses of the Fund. Generally, the investment objective of the domestic and international equity portfolios is to seek capital appreciation by investing in equity and equity-related securities. Generally, the investment objective of the international fixed income portfolio is primarily to seek a high total return by investing in fixed income securities.

The Fund has suspended offering shares of the Small Company Growth Portfolio to new investors. The Fund will continue to offer shares of the Portfolio to existing shareholders. The Fund may recommence offering shares of the Portfolio to new investors in the future.

On May 21, 2010, Global Opportunity Portfolio, formerly known as Global Growth Portfolio (the Portfolio's name changed effective October 8, 2010) acquired substantially all of the assets and substantially all of the liabilities of Van Kampen Global Growth Fund ("Van Kampen Global Growth"), an investment portfolio of Van Kampen Equity Trust. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Global Growth Fund on May 10, 2010 ("Reorganization"). The acquisition was accomplished by a tax-free exchange of 734,000 Class H shares of the Portfolio at a net asset value of $8.59 per share for 630,000 Class A shares and 104,000 Class B shares of Van Kampen Global Growth Fund; 80,000 Class L shares of the Portfolio at a net asset value of $8.56 per share for 80,000 Class C shares of Van Kampen Global Growth; 555,000 Class I shares of the Portfolio at a net asset value of $8.62 per share for 555,000 Class I shares of Van Kampen Global Growth. The net assets of Van Kampen Global Growth before the reorganization was $11,767,000, including unrealized appreciation of $611,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $11,767,000.

Upon closing of the Reorganization, shareholders of Van Kampen Global Growth Fund received shares of the Portfolio as follows:

Van Kampen Global Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Global Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares are included with Class L shares, and Class I shares are included with Class I shares, respectively, throughout this report. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Global Growth Fund. The Portfolio incurred approximately $16,000 of expenses as a result of the Reorganization and is shown as "Reorganization Expense" within the Statements of Operations.

On May 21, 2010, the Advantage Portfolio acquired substantially all of the net assets and substantially all of the liabilities of Van Kampen Core Growth Fund, an investment portfolio of Van Kampen Equity Trust II. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Core Growth Fund on May 10, 2010 ("Reorganization"). The acquisition was accomplished by a tax-free exchange of 145,000 Class H shares of the Portfolio at a net asset value of $8.99 per share for 121,000 Class A shares and 24,000 Class B shares of Van Kampen Core Growth Fund; 17,000 Class L shares of the Portfolio at a net asset value of $9.01 per share for 17,000 Class C shares of Van Kampen Core Growth Fund; 460,000 Class I shares of the Portfolio at a net asset value of $9.00 per share for 460,000 Class I shares of Van Kampen Core Growth Fund. The net assets of Van Kampen Core Growth Fund before the reorganization was $5,596,000, including unrealized appreciation of $8,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $5,596,000.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Upon closing of the Reorganization, shareholders of Van Kampen Core Growth Fund received shares of the Portfolio as follows:

Van Kampen Core Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Core Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares are included with Class L shares, and Class I shares are included with Class I shares, respectively, throughout this report. Class P commenced operations upon the reorganization. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Core Growth Fund. Accordingly, the historical financial results of the Portfolio will reflect the historical financial results of the Van Kampen Core Growth Fund. The Portfolio incurred approximately $16,000 of expenses as a result of the Reorganization and is shown as "Reorganization Expense" within the Statements of Operations.

On May 21, 2010, the Opportunity Portfolio, formerly known as Equity Growth Portfolio (the Portfolio's name changed effective October 8, 2010) acquired substantially all of the assets and substantially all of the liabilities of Van Kampen Equity Growth Fund ("Van Kampen Equity Growth"), an investment portfolio of Van Kampen Series Fund, Inc. Based on the respective valuations as of the close of business on May 21, 2010, pursuant to a Plan of Reorganization approved by the shareholders of the Van Kampen Equity Growth Fund on May 10, 2010 ("Reorganization"), the acquisition was accomplished by a tax-free exchange of 21,576,000 Class H shares of the Portfolio at a net asset value of $11.98 per share for 19,044,000 Class A shares and 2,713,000 Class B shares of Van Kampen Equity Growth Fund; 3,562,000 Class L shares of the Portfolio at a net asset value of $10.99 per share for 3,562,000 Class C shares of Van Kampen Equity Growth; and 613,000 Class I shares of the Portfolio at a net asset value of $12.32 per share for 613,000 Class I shares of Van Kampen Equity Growth. The net assets of Van Kampen Equity Growth before the reorganization were $305,108,000, including unrealized appreciation of $24,435,000. Immediately after the Reorganization, the net assets of the Portfolio amounted to $305,108,000.

Upon closing of the Reorganization, shareholders of Van Kampen Equity Growth Fund received shares of the Portfolio as follows:

Van Kampen Equity Growth Fund	The Portfolio
Class A	Class H

Class B	Class H

Class C	Class L

Class I	Class I

Information for the Van Kampen Equity Growth Fund — Class A and Class B shares prior to the Reorganization is included with Class H shares, and Class C shares information is included with Class L shares, and Class I shares information is included with Class I shares, respectively, throughout this report. As a result of the Reorganization, the Portfolio is the accounting successor of the Van Kampen Equity Growth Fund.

The Investment Adviser incurred offering costs on behalf of the International Opportunity Portfolio and the Select Global Infrastructure Portfolio in the amount of $103,411 and $110,000, respectively, which was reimbursed by the respective Portfolio for the full amount thereof. Such expenses were deferred and are being amortized over a period of one year from the commencement of operations.

On June 1, 2010, Invesco Ltd., a leading independent global investment management company, completed its purchase of substantially all of the retail asset management business of Morgan Stanley Investment Management (the "Transaction"). In contemplation of the Transaction, the Directors of the Fund approved an Agreement and Plan of Reorganization (the "Reorganization") with respect to the International Growth Equity, Large Cap Relative Value and U.S. Small/Mid Cap Value Portfolios (each a "affected Portfolio"), pursuant to which substantially all of the assets of each affected Portfolio would be combined with those of a newly organized mutual fund advised by an affiliate of Invesco Ltd. (the "New Fund"). On May 11, 2010, the Reorganization was approved by the shareholders of each affected Portfolio at a special meeting of shareholders. On June 1, 2010, the Reorganization was completed and shareholders of each affected portfolio received shares of the New Fund in exchange for their shares of each affected Portfolio. Accordingly, the financial statements of each affected Portfolio are no longer contained in this report but may be found in the report of their corresponding New Funds.

A. Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles. Such policies are consistently followed by the Portfolio in the preparation of its financial statements. U.S. generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on an exchange are valued at their closing price. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the current bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Bonds and other fixed income securities may be valued according to the broadest and most representative

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

market. In addition, bonds and other fixed income securities may be valued on the basis of prices provided by a pricing service. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Board of Directors (the "Directors") determines such valuation does not reflect the securities' market value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Directors, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances.

Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Foreign Currency Translation and Foreign Investments: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

•  investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

•  investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances. However, pursuant to U.S. Federal income tax regulations, gains and losses from certain foreign currency transactions and the foreign currency portion of gains and losses realized on sales and maturities of foreign denominated debt securities are treated as ordinary income for U.S. Federal income tax purposes.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from foreign currency exchange contracts, disposition of foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on the Statements of Assets and Liabilities.

The change in unrealized currency gains (losses) for the period is reflected on the Statements of Operations.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, fluctuations of exchange rates in relation to the U.S. dollar, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

Governmental approval for foreign investments may be required in advance of making an investment under certain circumstances in some countries, and the extent of foreign investments in domestic companies may be subject to limitation in other countries. Foreign ownership limitations also may be imposed by the charters of individual companies to prevent, among other concerns, violations of foreign investment limitations. As a result, an additional class

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

of shares (identified as "Foreign" in the Portfolio of Investments) may be created and offered for investment. The "local" and "foreign shares" market values may differ. In the absence of trading of the foreign shares in such markets, the Fund values the foreign shares at the closing exchange price of the local shares. Such securities, if any, are identified as fair valued in the Portfolio of Investments.

3.  Derivatives: Certain Portfolios used derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of another underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying instrument and may have additional risks, including imperfect correlation between the value of the derivative and the underlying instrument, risks of default by the other party to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. All of a Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation (depreciation). Upon disposition, a realized gain or loss is recognized.

Certain derivative transactions may give rise to a form of leverage. Leverage associated with derivative transactions may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable Securities and Exchange Commission rules and regulations, or may cause the Portfolios to be more volatile than if the Portfolios had not been leveraged. Although the Investment Adviser and/or Sub-Advisors seek to use derivatives to further the Portfolios' investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that certain Portfolios used during the period and their associated risks:

Futures: A futures contract is a standardized agreement between two parties to buy or sell a specific quantity of an underlying instrument at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Futures contracts are bilateral agreements, with both the purchaser and the seller equally obligated to complete the transaction. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected as part of "Due from (to) Broker" on the Statements of Assets and Liabilities. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed a Portfolio's initial investment in such contracts.

Foreign Currency Exchange Contracts: In connection with their investments in foreign securities, certain Portfolios also entered into contracts with banks, brokers or dealers to purchase or sell foreign currencies at a future date ("currency contracts"). A currency contract is a negotiated agreement between the contracting parties to exchange a specified amount of currency at a specified future time at a specified rate. The rate can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, a Portfolio may use cross currency hedging or proxy hedging with respect to currencies in which a Portfolio has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging a Portfolio's currency risks involves the risk of mismatching a Portfolio's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which a Portfolio's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for a Portfolio than if it had not entered into such contracts. A currency

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

contract is marked-to-market daily and the change in market value is recorded by the Portfolio as unrealized gain or loss. The Portfolio records realized gains (losses) when the currency contract is closed equal to the difference between the value of the currency contract at the time it was opened and the value at the time it was closed.

P-Notes: P-notes are participation interest notes that are issued by banks or broker-dealers and are designed to offer a return linked to a particular underlying equity, debt, currency or market. When the P-note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument's value at maturity. Investments in P-notes involve the same risks associated with a direct investment in the underlying foreign companies or foreign securities markets that they seek to replicate. In addition, there can be no assurance that the trading price of P-notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. There is also counterparty risk associated with these investments because a Portfolio is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security.

Financial Accounting Standards Board ("FASB") Accounting Standards Codification(TM) ("ASC") 815, "Derivatives and Hedging: Overall" ("ASC 815"), is intended to improve financial reporting about derivative instruments by requiring enhanced disclosures to enable investors to better understand how and why the Portfolios use derivative instruments, how these derivative instruments are accounted for and their effects on a Portfolio's financial position and results of operations.

The following table sets forth the fair value of each Portfolio's derivative contracts by primary risk exposure as of December 31, 2010.

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
Active International Allocation:
Currency Risk	Receivables	$318	$—
Equity Risk	Receivables	—	167
Total Receivables		$318	$167
Currency Risk	Payables	$(511)	$—
Equity Risk	Payables	—	(79)
Total Payables		$(511)	$(79)

Primary Risk Exposure	Statements of Assets and Liabilities	Foreign Currency Exchange Contracts (000)	Futures Contracts (000)(a)
International Small Cap:
Currency Risk	Receivables	$294	$—
Currency Risk	Payables	$(1,440)	$—
Emerging Markets Debt:
Currency Risk	Receivables	$83	$—
Currency Risk	Payables	$(13)	$—

(a) This amount represents the cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. The Statements of Assets and Liabilities only reflect the current day variation margin, receivable/payable to brokers.

The following tables set forth by primary risk exposure the Portfolio's realized gains (losses) and change in unrealized appreciation (depreciation) by type of derivative contract for the year ended December 31, 2010 in accordance with ASC 815.

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$(1,051)
	Equity Risk	Futures Contracts	3,348
	Total		$2,297
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Active International	Currency Risk	Foreign Currency
Allocation		Exchange Contracts	$164
	Equity Risk	Futures Contracts	(1,363)
	Total		$(1,199)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Currency Risk	Foreign Currency Exchange Contracts	$1,887
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Global Franchise	Currency Risk	Foreign Currency Exchange Contracts	$(446)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Currency Risk	Foreign Currency Exchange Contracts	$(24,275)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Equity	Currency Risk	Foreign Currency Exchange Contracts	$(5,093)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Opportunity	Currency Risk	Foreign Currency Exchange Contracts	$— @

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(1,802)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
International Small Cap	Currency Risk	Foreign Currency Exchange Contracts	$(2,289)
Realized Gain (Loss)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$(139)
Change in Unrealized Appreciation (Depreciation)
Portfolio	Primary Risk Exposure	Derivative Type	Value (000)
Emerging Markets Debt	Currency Risk	Foreign Currency Exchange Contracts	$140

@ Amount is less that $500.

  For the year ended December 31, 2010, Active International Allocation Portfolio's average monthly principal amount of foreign exchange contracts was $140,824,000 and the average monthly original value of futures contracts was $46,861,000. Global Franchise, International Opportunity, International Equity, International Small Cap and Emerging Markets Debt Portfolios' average monthly principal amount of foreign exchange contracts were $11,596,000, $15,000, $261,668,000, $55,250,000 and $11,334,000, respectively.

4.  Securities Lending: Certain Portfolios lend securities to qualified financial institutions, such as broker-dealers, to earn additional income. Any increase or decrease in the fair value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan would remain in the Portfolio. Portfolios that lend securities receive cash or securities as collateral in an amount equal to or exceeding 100% of the current fair value of the loaned securities. The collateral is marked to market daily, by the securities lending agent, to ensure that a minimum of 100% collateral coverage is maintained.

Based on pre-established guidelines, the securities lending agent invests any cash collateral that is received in an affiliated money market portfolio and repurchase agreements backed by the U.S. Treasury and Agency securities. Securities lending income is generated from the earnings on the invested collateral and borrowing fees, less any rebates owed to the borrowers and compensation to the lending agent, and is included in the Portfolios' Statements of Operations in "dividends from securities of affiliated issuers." Risks in securities lending transactions are that a borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral plus any rebate that is required to be returned to the borrower.

The value of the loaned securities and related collateral outstanding at December 31, 2010 were as follows:

Portfolio	Value of Loaned Securities (000)	Value of Cash Collateral (000)	Invested Cash Collateral** (000)	Uninvested Cash Collateral (000)
Active International Allocation	$25,327	$26,401	$26,398	$3
Emerging Markets*	83,309	66,118	66,112	6
International Equity	84,730	88,258	88,250	8

*  The Emerging Markets Portfolio did not maintain 100% collateral coverage at December 31, 2010. This was corrected on the next business day.

** The Portfolios invest cash collateral received in Repurchase Agreements and Morgan Stanley Institutional Liquidity Funds as reported in the Portfolio of Investments.

The following Portfolios had income from securities lending (after rebates to borrowers and fees paid to securities lending agent):

Portfolio	Net Interest Earned by Portfolio (000)
Active International Allocation	$320
Emerging Markets	492
International Equity	2,459
Emerging Markets Debt	—	@

@ Amount is less than $500.

5.  Unfunded Commitments: Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT I, LLC, the Portfolio has made a subscription commitment of $7,000,000 for which it will receive 7,000,000 shares of common stock. As of December 31, 2010, BRCP REIT I, LLC has drawn down approximately $6,101,000 which represents 87.2% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and BRCP REIT II, LLC, the Portfolio has made a subscription commitment of $9,000,000 for which it will receive 9,000,000 shares of common stock. As of December 31, 2010, BRCP REIT II, LLC has drawn down approximately $7,919,000 which represents 88.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $2,000,000 for which it will receive 2,000,000

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

shares of common stock. As of December 31, 2010, Exeter Industrial Value Fund LP has drawn down approximately $1,500,000 which represents 75.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Exeter Industrial Value Fund LP, the Portfolio has made a subscription commitment of $8,500,000 for which it will receive 8,500,000 shares of common stock. As of December 31, 2010, Exeter Industrial Value Fund LP has drawn down approximately $6,375,000 which represents 75.0% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 7,500,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund, LP has drawn down approximately $7,500,000 which represents 100.0% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $5,000,000 for which it will receive 5,000,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund II, LP has drawn down approximately $1,519,000 which represents 30.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Keystone Industrial Fund II, LP, the Portfolio has made a subscription commitment of $10,000,000 for which it will receive 10,000,000 shares of common stock. As of December 31, 2010, Keystone Industrial Fund II, LP has drawn down approximately $3,038,000 which represents 30.4% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund II, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund II, LP has drawn down approximately $7,000,000 which represents 93.3% of the commitment.

Subject to the terms of a Subscription Agreement between the U.S. Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund III, LP has drawn down approximately $1,490,000 which represents 19.9% of the commitment.

Subject to the terms of a Subscription Agreement between the Global Real Estate Portfolio and Cabot Industrial Value Fund III, LP, the Portfolio has made a subscription commitment of $7,500,000 for which it will receive 15,000 shares of common stock. As of December 31, 2010, Cabot Industrial Value Fund III, LP has drawn down approximately $1,490,000 which represents 19.9% of the commitment.

6.  Redemption Fees: The following redemption fees are designed to protect each Portfolio and its shareholders from the effects of short-term trading. Shares of the Active International Allocation, Asian Equity, Emerging Markets, Global Opportunity, International Advantage, International Equity, International Opportunity, International Real Estate, International Small Cap, Select Global Infrastructure, Small Company Growth and Emerging Markets Debt Portfolios redeemed within 30 days of purchase may be subject to a 2% redemption fee. These fees, if any, are included on the Statements of Changes in Net Assets.

7.  Restricted Securities: Certain Portfolios invest in unregistered or otherwise restricted securities. The term "restricted securities" refers to securities that are unregistered or are held by control persons of the issuer and securities that are subject to contractual restrictions on their resale. As a result, restricted securities may be more difficult to value and the Portfolio may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Portfolio, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered so that the Portfolio could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquirer of the securities. The Portfolio would, in either case, bear market risks during that period. Restricted Securities are identified in the Portfolios of Investments.

8.  Fair Value Measurement: FASB ASC 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

On January 21, 2010, FASB issued Accounting Standards Update ("ASU") 2010-06. The ASU amends ASC 820 to add new requirements for disclosures about significant transfers into and out of Levels 1 and 2, which the Fund adopted and made the required disclosures in the Fair Valuation Measurements summary at the end of the portfolio of investments. In addition, separate disclosures for purchases, sales, issuances and settlements relating to Level 3 measurements are required for fiscal years and interim periods beginning after December 15, 2010.

9.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

10.  Other: Security transactions are accounted for on the date the securities are purchased or sold for financial reporting purposes. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except for certain foreign dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes. Interest income is recognized on the accrual basis except where collection is in doubt. Discounts and premiums on securities purchased are amortized according to the effective yield method over their respective lives. Most expenses of the Fund can be directly attributed to a particular Portfolio. Expenses which cannot be directly attributed are apportioned among the Portfolios based upon relative net assets or other appropriate measures. Income, expenses (other than class specific expenses) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

Certain Portfolios own shares of real estate investment trusts ("REITs") which report information on the source of their distributions annually. A portion of distributions received from REITs during the year is estimated to be a return of capital and is recorded as a reduction of their cost.

B. Investment Advisory Fees: Morgan Stanley Investment Management Inc. (the "Adviser" or "MS Investment Management"), a wholly-owned subsidiary of Morgan Stanley, provides the Fund with investment advisory services under the terms of an Investment Advisory Agreement (the "Agreement") at the annual rates of the average daily net assets indicated below.

Portfolio	Average Daily Net Assets	Advisory Fee
Active International Allocation	first $1.0 billion	0.65%
	over $1.0 billion	0.60
Asian Equity	first $1.0 billion	0.95
	over $1.0 billion	0.90
Emerging Markets	first $500 million	1.25
	next $500 million	1.20
	next $1.5 billion	1.15
	over $2.5 billion	1.00
Global Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
Global Discovery	first $1.0 billion	0.90
	over $1.0 billion	0.85
Global Franchise	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Global Opportunity	first $750 million	0.90
	next $750 million	0.85
	over $1.5 billion	0.80
Global Real Estate		0.85
International Advantage	first $1.0 billion	0.90
	over $1.0 billion	0.85
International Equity	first $10 billion	0.80
	over $10 billion	0.75
International Opportunity	first $1.0 billion	0.90
	over $1.0 billion	0.85

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Portfolio	Average Daily Net Assets	Advisory Fee
International Real Estate		0.80%
International Small Cap	first $1.5 billion	0.95
	over $1.5 billion	0.90
Select Global Infrastructure		0.85
Advantage	first $750 million	0.75
	next $750 million	0.70
	over $1.5 billion	0.65
Capital Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Focus Growth	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Opportunity	first $1.0 billion	0.50
	next $1.0 billion	0.45
	next $1.0 billion	0.40
	over $3.0 billion	0.35
Small Company Growth	first $1.0 billion	0.92
	next $500 million	0.85
	over $1.5 billion	0.80
U.S. Real Estate	first $500 million	0.80
	next $500 million	0.75
	over $1.0 billion	0.70
Emerging Markets Debt	first $500 million	0.75
	next $500 million	0.70
	over $1.0 billion	0.65

MS Investment Management has voluntarily agreed to waive fees payable to it and to reimburse the Portfolios for certain expenses, after giving effect to custody fee offsets, if necessary, if the total annual operating expenses, excluding bank overdraft, certain foreign taxes and extraordinary expenses, expressed as a percentage of average daily net assets, exceed the maximum ratios indicated as follows:

	Maximum Expense Ratio
	Class I	Class P	Class H	Class L
Active International Allocation	0.80%	1.05%	N/A	N/A
Asian Equity	1.45	1.70	1.70%	2.20%
Emerging Markets	1.65	1.90	N/A	N/A
Global Advantage	1.30	1.55	1.55	2.05
Global Discovery	1.35	1.60	1.60	2.10
Global Franchise	1.00	1.25	N/A	N/A
Global Opportunity	1.25	1.50	1.50	1.55
Global Real Estate	1.05	1.30	1.30	1.80
International Advantage	1.25	1.50	1.50	2.00
International Equity	0.95	1.20	N/A	N/A
International Opportunity	1.15	1.40	1.40	1.90
International Real Estate	1.00	1.25	N/A	N/A
International Small Cap	1.15	1.40	N/A	N/A
Select Global Infrastructure	1.15	1.40	1.40	1.90
Advantage	1.05	1.30	1.30	1.09
Capital Growth	0.80	1.05	N/A	N/A
Focus Growth	1.00	1.25	N/A	N/A
Opportunity	0.88	1.13	1.13	1.63
Small Company Growth	1.05	1.30	N/A	N/A
U.S. Real Estate	1.00	1.25	N/A	N/A
Emerging Markets Debt	0.85	1.10	1.10	1.60

Fee waivers and/or expense reimbursements are voluntary and may be commenced or terminated at any time (except for as set forth in its prospectus). For the year ended December 31, 2010, the following Portfolios had advisory fees waived and/or certain expenses reimbursed:

Portfolio	Advisory Fees Waived and/or Reimbursed (000)
Active International Allocation	$567
Asian Equity*	29
Global Advantage*	29
Global Discovery*	29
Global Franchise	74
Global Opportunity**	133
International Advantage*	29
International Equity	1,307
International Opportunity***	158
International Small Cap	100
Select Global Infrastructure****	72
Advantage*****	50
Focus Growth	58
Small Company Growth	1,076
Emerging Markets Debt	207

* For the Period December 28, 2010 to December 31, 2010.

** For the Period April 1, 2010 to December 31, 2010.

*** For the Period March 31, 2010 to December 31, 2010.

**** For the Period September 20, 2010 to December 31, 2010.

***** For the Period September 1, 2010 to December 31, 2010.

The Adviser has entered into Sub-Advisory Agreements with Morgan Stanley Investment Management Limited and Morgan Stanley Investment Management Company (together, the "Sub-Advisers"), each a wholly-owned subsidiary of Morgan Stanley. The Sub-Advisers, subject to the control and supervision of the Fund, its Officers, Directors and the Adviser, and in accordance with the investment objectives, policies and restrictions of the Portfolios, make certain day-to-day investment decisions for certain Portfolios and place certain of the Portfolios' purchase and sales orders. The Adviser pays the Sub-Advisers on a monthly basis a portion of the net advisory fees the Adviser receives from the Portfolios which receive these services.

C. Administration Fees: MS Investment Management (the "Administrator") also provides the Fund with administrative services pursuant to an administration agreement for a monthly fee, which on an annual basis equals 0.08% of the average daily net assets of each Portfolio. Under an agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund. Prior to May 3, 2010, JPMorgan Investor Services Co. ("JPMIS") provided certain administrative services to the Fund. For such services, the Administrator paid JPMIS a portion of the fee the Administrator received from the Fund.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

D. Distribution and Shareholder Servicing Fees: Morgan Stanley Distribution, Inc. ("MSDI" or the "Distributor"), a wholly-owned subsidiary of the Adviser, and an indirect subsidiary of Morgan Stanley, serves as the Fund's Distributor of Portfolio shares pursuant to a Distribution agreement. The Fund had adopted Shareholder Service Plans with respect to Class P and Class H shares pursuant to Rule 12b-1 under the 1940 Act. Under the Shareholder Service Plans, each applicable Portfolio pays the Distributor a shareholder servicing fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class P and Class H shares.

In addition, the Fund has adopted a Distribution and Shareholder Services Plan with respect to Class L shares pursuant to Rule 12b-1 under the 1940 Act. Under the Distribution and Shareholder Services Plan, each applicable Portfolio pays the Distributor a distribution fee, accrued daily and paid monthly, at an annual rate of 0.50% and a shareholder service fee, accrued daily and paid monthly, at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to Class L shares. The Distributor has agreed to waive for at least one year the 12b-1 fees on Class L shares of the Advantage Portfolio and the Global Opportunity Portfolio to the extent it exceeds 0.04% and 0.30%, respectively, of the average daily net assets of such shares on an annualized basis.

The distribution and shareholder servicing fees are used to support the expenses associated with servicing and maintaining accounts. The Distributor may compensate other parties for providing shareholder support services to investors who purchase Class P, Class H and Class L shares.

E. Dividend Disbursing and Transfer Agent: The Fund dividend disbursing and transfer agent is Morgan Stanley Services Company Inc. ("Morgan Stanley Services"). Pursuant to a transfer agency agreement, the Fund pays Morgan Stanley Services a fee generally based on the number of classes, accounts and transactions relating to the Portfolios of the Fund.

F. Custodian Fees: State Street Bank and Trust Company (the "Custodian") serves as Custodian for the Fund in accordance with a custodian agreement. The Custodian holds cash, securities, and other assets of the Fund as required by the 1940 Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses. Prior to May 3, 2010, JPMorgan Chase Bank, N.A. served as custodian for the Portfolio in accordance with the custodian agreement.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances were used to offset a portion of each Portfolio's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statements of Operations.

G. Portfolio Investment Activity:

1.  Security Transactions: During the year ended December 31, 2010, purchases and sales of investment securities, other than long-term U.S. Government securities and short-term investments, were:

Portfolio	Purchases (000)	Sales (000)
Active International Allocation	$81,192	$149,624
Asian Equity*	1,484	—
Emerging Markets	1,204,480	1,695,991
Global Advantage*	1,084	—
Global Discovery*	1,118	—
Global Franchise	65,753	96,937
Global Opportunity**	2,233	7,603
Global Real Estate	518,414	144,143
International Advantage*	1,474	—
International Equity	1,616,956	1,759,793
International Opportunity***	6,315	998
International Real Estate	260,629	343,973
International Small Cap	263,207	317,731
Select Global Infrastructure****	10,170	555
Advantage*****	1,927	2,308
Capital Growth	255,875	365,846
Focus Growth	14,837	8,719
Opportunity******	17,790	61,067
Small Company Growth	387,513	474,388
U.S. Real Estate	398,284	363,650
Emerging Markets Debt	46,960	57,537

* For the period December 28, 2010 to December 31, 2010.

** For the period April 1, 2010 to December 31, 2010.

*** For the period March 31, 2010 to December 31, 2010.

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2010.

2.  Transactions with Affiliates: The Portfolios invest in the Institutional Class of portfolios within the Morgan Stanley Institutional Liquidity Funds (the "Liquidity Funds"), an open-end management investment company managed by the Adviser, both directly, and as a portion of the securities held as collateral on loaned securities. A summary of the Portfolio's transactions in shares of the Liquidity Funds during the year ended December 31, 2010 is as follows:

Portfolio	Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value December 31, 2010 (000)
Active International Allocation	$99,446	$194,324	$272,005	$388		$21,765
Asian Equity*	—	1,500	1,372	—	@	128
Emerging Markets	210,890	791,062	894,201	571		107,751
Global Advantage*	—	1,097	186	—	@	911
Global Discovery*	—	1,145	185	—	@	960
Global Franchise	4,358	53,709	55,194	1		2,873
Global Opportunity**	—	2,052	1,951	—	@	101

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

Portfolio	Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Dividend Income (000)		Market Value December 31, 2010 (000)
Global Real Estate	$13,984	$298,389	$276,993	$53		$35,380
International Advantage*	—	1,500	997	—	@	503
International Equity	390,222	1,292,579	1,527,480	2,634		155,321
International Opportunity***	—	6,166	6,101	—	@	65
International Real Estate	6,805	204,613	210,835	15		583
International Small Cap	8,025	171,989	170,058	11		9,956
Select Global Infrastructure****	—	10,320	10,049	—	@	271
Advantage*****	175	806	886	—	@	95
Capital Growth	26,477	226,614	204,399	34		48,692
Focus Growth	332	15,065	14,604	1		793
Opportunity******	—	38,437	35,257	2		3,180
Small Company Growth	22,450	366,891	345,294	39		44,047
U.S. Real Estate	24,747	380,800	369,752	59		35,795
Emerging Markets Debt	1,756	45,019	42,104	5		4,671

@ Amount is less than $500.

* For the period December 28, 2010 to December 31, 2010.

** For the period April 1, 2010 to December 31, 2010.

*** For the period March 31, 2010 to December 31, 2010.

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

Investment Advisory fees paid by the Portfolios are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Portfolios due to its investment in the Liquidity Funds ("Rebate"). For the year ended December 31, 2010, advisory fees paid were reduced as follows:

Portfolio	Rebate (000)
Active International Allocation	$53
Emerging Markets	55
Global Franchise	4
Global Opportunity	1
Global Real Estate	30
International Equity	116
International Opportunity	—	@
International Real Estate	10
International Small Cap	7
Select Global Infrastructure****	—	@
Advantage*****	1
Capital Growth	23
Focus Growth	—	@
Opportunity******	7
Small Company Growth	27
U.S. Real Estate	39
Emerging Markets Debt	3

@ Amount is less than $500

**** For the period September 20, 2010 to December 31, 2010.

***** For the period September 1, 2010 to December 31, 2010.

****** For the period July 1, 2010 to December 31, 2010.

The Emerging Markets Portfolio invests in Morgan Stanley Growth Fund, an open-end management investment company advised by an affiliate of the Adviser. The Morgan Stanley Growth Fund has a cost basis of approximately $2,779,000 at December 31, 2010. Advisory fees paid by the Portfolio are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Morgan Stanley Growth Fund. For the year ended December 31, 2010, advisory fees paid were reduced by approximately $238,000 relating to the Portfolio's investment in the Morgan Stanley Growth Fund.

A summary of the Portfolio's transactions in shares of the Morgan Stanley Growth Fund during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$21,298	$—	$4,637	$4,098	$—	$21,813

The Active International Allocation Portfolio invests in Mitsubishi UFJ Financial Group, Inc and Mitsubishi UFL Lease & Finance Co., Ltd., affiliates of the Adviser. The Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., were acquired at a cost of $8,810,000 and $28,000, respectively.

A summary of the Portfolio's transactions in shares of the Mitsubishi UFJ Financial Group, Inc. and Mitsubishi UFL Lease & Finance Co., Ltd., respectively, during the year ended December 31, 2010 is as follows:

Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$1,816	$—	$563	$(328)	$44	$1,371
Market Value December 31, 2009 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain/Loss (000)	Dividend Income (000)	Market Value December 31, 2010 (000)
$18	$—	$20	$(9)	— @	$—

@ Amount is less than $500.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

During the year ended December 31, 2010, the following Portfolios paid brokerage commissions to Morgan Stanley & Co. Incorporated, an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Emerging Markets	$129
Global Franchise	1
Global Real Estate	16
International Real Estate	10
Select Global Infrastructure	—	@
Advantage	—	@
Capital Growth	8
Focus Growth	—	@
Small Company Growth	5
U.S. Real Estate	53

@ Amount is less than $500.

During the year ended December 31, 2010, the following Portfolios paid brokerage commissions to Citigroup, Inc., an affiliated broker/dealer:

Portfolio	Broker Commissions (000)
Emerging Markets	$190
Global Franchise	5
Global Real Estate	6
International Equity	46
International Real Estate	25
International Small Cap	14
Advantage	—	@
Capital Growth	6
Focus Growth	—	@
Small Company Growth	5
U.S. Real Estate	8

@ Amount is less than $500.

H. Federal Income Taxes: It is each Portfolio's intention to continue to qualify as a regulated investment company and distribute all of its taxable and tax-exempt income. Accordingly, no provision for Federal income taxes is required in the financial statements. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

A Portfolio may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10 "Income Taxes — Overall" sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Portfolios recognize interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" on the Statements of Operations. The Portfolios file tax returns with the U.S. Internal Revenue Service, New York and various states. Generally, each of the tax years in the four year period ended December 31, 2010, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown on the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2010 and 2009 was as follows:

	2010 Distributions Paid From:		2009 Distributions Paid From:
Portfolio	Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)		Long-term Capital Gain (000)
Active International Allocation	$9,151	$—	$13,563		$—
Emerging Markets	16,513	—	27,600		—
Global Franchise	2,936	—	1,348		—
Global Opportunity	—	—	36	*	—
Global Real Estate	23,862	—	23,979		—
International Equity	60,000	—	113,268		—
International Real Estate	13,160	—	16,605		—
International Small Cap	1,418	—	5,736		—
Select Global Infrastructure	82	—	—		—
Advantage	18	—	28	**
Capital Growth	15	—	2,173		—
Small Company Growth	—	—	1,552		18,027
U.S. Real Estate	12,294	—	13,335		—
Emerging Markets Debt	4,823	68	361		—

* For the year ended March 31, 2010.

** For the year ended August 31, 2010.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from U.S. generally accepted accounting principles. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to REIT adjustments, foreign currency transactions, foreign futures and options transactions, short

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

sales, defaulted bonds, paydown adjustments, return of capital from certain securities, expiring capital losses, distribution redesignations, redemptions-in-kind, foreign taxes paid on capital gains, net operating losses, nondeductible expenses, certain equity securities designated as issued by "passive foreign investment companies" and excess distributions resulted in the following reclassifications among the Portfolios' components of net assets at December 31, 2010:

Portfolio	Accumulated Undistributed (Distributions in Excess of) Net Investment Income (Loss) (000)	Accumulated Net Realized Gain (Loss) (000)	Paid-in Capital (000)
Active International Allocation	$1	$(1)	$— @
Asian Equity	— @	2	(2)
Emerging Markets	5,695	(3,444)	(2,251)
Global Advantage	(— @)	— @	—
Global Discovery	(1)	1	—
Global Franchise	1,573	(11,195)	9,622
Global Opportunity	2	(2)	—
Global Real Estate	8,152	(7,480)	(672)
International Advantage	(1)	1	—
International Equity	(11,438)	12,967	(1,529)
International Opportunity	(— @)	— @	—
International Real Estate	4,620	(4,620)	— @
International Small Cap	(1,512)	1,685	(173)
Select Global Infrastructure	2	(2)	—
Advantage	(— @)	— @	—
Capital Growth	(3)	3	— @
Focus Growth	40	14,693	(14,733)
Opportunity	(15)	3,230	(3,215)
Small Company Growth	(62)	6,894	(6,832)
U.S. Real Estate	(193)	1,928	(1,735)
Emerging Markets Debt	1,014	(1,014)	—

At December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income (000)		Undistributed Long-term Capital Gain (000)
Global Advantage	$1		$—
Global Discovery	3		—
Global Franchise	327		416
Global Opportunity	277		136
Global Real Estate	4,110		—
International Advantage	4		—
International Equity	531		—
International Opportunity	203		—
International Real Estate	7,987		—
Select Global Infrastructure	23		—
Advantage	—	@	—
Capital Growth	1,728		—
Opportunity	2,403		—
Small Company Growth	35,803		—
Emerging Markets Debt	1,028		435

@ Amount is less than $500.

Any Portfolios not shown above had no distributable earnings on a tax basis at December 31, 2010.

At December 31, 2010, cost, unrealized appreciation, unrealized depreciation, and net unrealized appreciation (depreciation) for U.S. Federal income tax purposes of the investments of each of the Portfolios were:

Portfolio	Cost (000)	Appreciation (000)	Depreciation (000)	Net Appreciation (Depreciation) (000)
Active International Allocation	$429,203	$67,352	$(28,827)	$38,525
Asian Equity	1,612	34	(3)	31
Emerging Markets	1,753,520	509,586	(42,718)	466,868
Global Advantage	1,995	8	(6)	2
Global Discovery	2,078	6	(8)	(2)
Global Franchise	84,096	15,337	(170)	15,167
Global Opportunity	8,815	3,056	(139)	2,917
Global Real Estate	1,212,731	60,355	(41,481)	18,874
International Advantage	1,978	13	(15)	(2)
International Equity	3,930,852	566,376	(105,565)	460,811
International Opportunity	5,507	1,128	(78)	1,050
International Real Estate	579,293	12,519	(189,686)	(177,167)
International Small Cap	405,172	45,538	(28,274)	17,264
Select Global Infrastructure	9,909	437	(61)	376
Advantage	5,195	1,144	(98)	1,046
Capital Growth	606,250	267,280	(31,247)	236,033
Focus Growth	16,329	3,457	(435)	3,022
Opportunity	241,172	67,798	(12,933)	54,865
Small Company Growth	1,470,085	435,789	(91,901)	343,888
U.S. Real Estate	856,749	131,033	(24,259)	106,774
Emerging Markets Debt	38,962	2,661	(455)	2,206

At December 31, 2010, the following Portfolios had available capital loss carryforwards to offset future net capital gains, to the extent provided by regulations, through the indicated expiration dates:

Portfolio	2012	2016	2017	2018	Total
Active International Allocation	$—	$117	$71,060	$—	$71,177
Emerging Markets	—	—	68,600	—	68,600
Global Franchise*	—	7,795	—	—	7,795
Global Real Estate	—	55,075	154,973	43,150	253,198
International Equity	—	461,548	10,156	—	471,704
International Opportunity	—	—	—	23	23
International Real Estate	—	98,798	217,627	67,845	384,270
International Small Cap	—	16,404	74,665	—	91,069
Advantage	—	—	154	—	154
Capital Growth	—	35,326	132,128	—	167,454
Focus Growth	296	333	859	—	1,488
Opportunity	—	32,880	—	—	32,880
Small Company Growth	—	—	—	20,099	20,099
U.S. Real Estate	—	—	92,547	—	92,547

* Capital loss carryover from target fund.

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

The amounts reflected in the capital loss carryforward table for Global Franchise Portfolio includes $7,795,000 capital loss carryforward brought forward as a result of the Portfolio's merger with the Global Value Equity Portfolio in October 2009. Based on certain provisions in the Internal Revenue Code, various limitations regarding the future utilization of these carryforwards may apply. This acquired capital loss carryforward is expected to expire in 2016.

During the year ended December 31, 2010, the following Portfolios expired capital loss carryforwards for U.S. Federal income tax purposes as follows:

Expired Capital Loss Carryforwards (000)
Focus Growth	14,688
Opportunity	4,564
Small Company Growth	5,052

During the year ended December 31, 2010, the following Portfolios utilized capital loss carryforwards for U.S. Federal income tax purposes as follows:

Utilized Capital Loss Carryforwards (000)
Active International Allocation	$1,124
Emerging Markets	325,402
Global Franchise	7,519
International Small Cap	15,438
Advantage	174
Capital Growth	25,717
Focus Growth	1,217
Global Opportunity	131
Opportunity	17,321
U.S. Real Estate	95,408

To the extent that capital loss carryovers are used to offset any future capital gains realized during the carryover period as provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by a Portfolio for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the shareholders.

Net capital and currency losses incurred after October 31, and within the taxable year are deemed to arise on the first day of the Portfolio's next taxable year. For the year ended December 31, 2010, the Portfolio deferred to January 3, 2011 for U.S. Federal income tax purposes, post-October capital and currency losses as indicated:

Portfolio	Capital Losses (000)	Currency Losses (000)
Active International Allocation	$2,237	$1,153
Emerging Markets	—	333
International Equity	47,296	—
International Opportunity	61	—
International Real Estate	46,582	—
International Small Cap	—	966
Select Global Infrastructure	—	1
Advantage	107	—
Focus Growth	22	—
Emerging Markets Debt	123	—

For the year ended December 31, 2010, Global Franchise realized gains from in-kind redemptions of approximately $8,179,000. The gains are not taxable income to the Portfolio.

I. Other (unaudited): The net assets of certain Portfolios include foreign denominated securities and currency. Changes in currency exchange rates will affect the U.S. dollar value of and investment income from such securities. Further, at times certain of the Portfolios' investments are concentrated in a limited number of countries and regions. This concentration may further increase the risk of the Portfolio.

Global Real Estate, International Real Estate and U.S. Real Estate Portfolios invest a significant portion of their assets in securities of REITs. The market's perception of prospective declines in private real estate values and other financial assets may result in increased volatility of market prices that can negatively impact the valuation of certain issuers held by the Portfolios.

The Emerging Markets Debt Portfolio holds a significant portion of its investments in securities which are traded by a small number of market makers who may also be utilized by the Portfolio to provide pricing information used to value such investments. The amounts realized upon disposition of these securities may differ from the value reflected on the Statements of Assets and Liabilities.

Settlement and registration of foreign securities transactions may be subject to significant risks not normally associated with investments in the United States. In certain markets, including Russia, ownership of shares is defined according to entries in

2010 Annual Report

December 31, 2010

Notes to Financial Statements (cont'd)

the issuer's share register. In Russia, currently no central registration system exists and the share registrars may not be subject to effective state supervision. It is possible that a Portfolio could lose its share registration through fraud, negligence or even mere oversight. In addition, shares being delivered for sales and cash being paid for purchases may be delivered before the exchange is complete. This may subject the Portfolio to further risk of loss in the event of counterparty's failure to complete the transaction.

At December 31, 2010, certain Portfolios had otherwise unaffiliated record owners of 10% or greater. Investment activities of these shareholders could have a material impact on these Portfolios.

These Portfolios and the aggregate percentage of such owners were as follows:

	Percentage of Ownership
Portfolio	Class I	Class P	Class H	Class L
Active International Allocation	—%	13.1%	—%	—%
Emerging Markets	51.9	83.4	—	—
Global Advantage	—	—	50.0	—
Global Discovery	—	—	71.5	—
Global Franchise	74.5	71.0	—	—
Global Opportunity	—	—	—	13.8
Global Real Estate	14.0	72.2	27.1	—
International Equity	28.7	79.5	—	—
International Opportunity	—	—	77.4	—
International Real Estate	68.2	—	—	—
International Small Cap	63.3	97.8	—	—
Advantage	—	—	50.5	—
Capital Growth	43.9	77.3	—	—
Focus Growth	54.0	69.7	—	—
Opportunity	69.3	99.5	—	12.6
Small Company Growth	39.4	52.8	—	—
U.S. Real Estate	34.4	51.5	—	—
Emerging Markets Debt	69.9	75.1	—	—

2010 Annual Report

December 31, 2010

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of
Morgan Stanley Institutional Fund, Inc.

We have audited the accompanying statements of assets and liabilities of Active International Allocation Portfolio, Asian Equity Portfolio, Emerging Markets Portfolio, Global Advantage Portfolio, Global Discovery Portfolio, Global Franchise Portfolio, Global Opportunity Portfolio, Global Real Estate Portfolio, International Advantage Portfolio, International Equity Portfolio, International Opportunity Portfolio, International Real Estate Portfolio, International Small Cap Portfolio, Select Global Infrastructure Portfolio, Advantage Portfolio, Focus Growth Portfolio, Small Company Growth Portfolio, Capital Growth Portfolio, Opportunity Portfolio, U.S. Real Estate Portfolio, and Emerging Markets Debt Portfolio (the "Portfolios") (twenty-one of the Portfolios comprising Morgan Stanley Institutional Fund, Inc.), including the portfolios of investments, as of December 31, 2010, and the related statements of operations and changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statement of changes in net assets for the year ended June 30, 2009 and the financial highlights for years ended June 30, 2009, 2008, 2007, 2006 for Opportunity Portfolio were audited by another independent registered public accounting firm whose report, dated August 21, 2009, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios' internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios' internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the aforementioned portfolios comprising Morgan Stanley Institutional Fund, Inc. at December 31, 2010, the results of their operations, the changes in their net assets and financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

2010 Annual Report

December 31, 2010 (unaudited)

Federal Income Tax Information

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended December 31, 2010. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualified for the dividends received deduction. Additionally, the following percentages of each Portfolio's dividends was attributable to qualifying U.S. Government obligations. (Please consult your tax advisor to determine if any portion of the dividends you received is exempt from state income tax.)

Portfolio	Dividends Received Deduction %	Qualifying U.S. Govt. Income %
Global Franchise	29.9%	0.0%
Select Global Infrastructure	22.2	0.0
Advantage	100.0	0.0
Capital Growth	100.0	0.0

Each of the applicable Portfolios designated and paid the following amounts as a long-term capital gain distribution:

Portfolio	Amount (000)
Emerging Markets Debt	$68

For Federal income tax purposes, the following information is furnished with respect to the earnings of each applicable Portfolio for the taxable year ended December 31, 2010.

When distributed, certain earnings may be subject to a maximum rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2004. Each of the applicable Portfolios designated up to the following maximum amounts as taxable at this lower rate:

Portfolio	Amount (000)
Active International Allocation	$10,059
Emerging Markets	20,126
Global Franchise	2,936
Global Real Estate	10,903
International Equity	60,000
International Real Estate	17,594
International Small Cap	7,210
Select Global Infrastructure	94
Advantage	28
Capital Growth	5,049

2010 Annual Report

December 31, 2010 (unaudited)

Federal Income Tax Information (cont'd)

The following Portfolios intend to pass through foreign tax credits and have derived net income from sources within foreign countries amounting to:

Portfolio	Foreign Tax Credits (000)	Net Foreign Source Income (000)
Active International Allocation	$907	$13,323
Emerging Markets	3,976	42,727
Global Franchise	111	2,282
Global Real Estate	1,113	20,297
International Equity	6,190	132,253
International Real Estate	911	21,941
International Small Cap	503	8,514
Select Global Infrastructure	12	124

In January, each applicable Portfolio provides tax information to shareholders for the preceding calendar year.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy

AN IMPORTANT NOTICE CONCERNING OUR U.S. PRIVACY POLICY

Morgan Stanley Institutional Fund, Inc. (collectively, the "Fund") is required by federal law to provide you with a copy of our privacy policy ("Policy") annually.

This Policy applies to current and former individual clients of Morgan Stanley Distributors Inc., as well as current and former individual investors in Morgan Stanley mutual funds and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts. We may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

WE RESPECT YOUR PRIVACY

We appreciate that you have provided us with your personal financial information and understand your concerns about safeguarding such information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, how we collect it, when we may share it with others, and how others may use it. It discusses the steps you may take to limit our sharing of information about you with affiliated Morgan Stanley companies ("affiliated companies"). It also discloses how you may limit our affiliates' use of shared information for marketing purposes. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  WHAT PERSONAL INFORMATION DO WE COLLECT ABOUT YOU?

To better serve you and manage our business, it is important that we collect and maintain accurate information about you. We obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our websites and from third parties and other sources.

For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through application forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser, your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  WHEN DO WE DISCLOSE PERSONAL INFORMATION WE COLLECT ABOUT YOU?

To provide you with the products and services you request, to better serve you, to manage our business and as otherwise required or permitted by law, we may disclose personal information we collect about you to other affiliated companies and to non-affiliated third parties.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

a. Information we disclose to our affiliated companies.

In order to manage your account(s) effectively, including servicing and processing your transactions, to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law, we may disclose personal information about you to other affiliated companies. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information we disclose to third parties.

We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, and as otherwise required or permitted by law. For example, some instances where we may disclose information about you to third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with a non-affiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be required by law.

3.  HOW DO WE PROTECT THE SECURITY AND CONFIDENTIALITY OF PERSONAL INFORMATION WE COLLECT ABOUT YOU?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to confidentiality standards with respect to such information.

4.  HOW CAN YOU LIMIT OUR SHARING OF CERTAIN PERSONAL INFORMATION ABOUT YOU WITH OUR AFFILIATED COMPANIES FOR ELIGIBILITY DETERMINATION?

We respect your privacy and offer you choices as to whether we share with our affiliated companies personal information that was collected to determine your eligibility for products and services such as credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Please note that, even if you direct us not to share certain eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with those companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account. We may also share certain other types of personal information with affiliated companies — such as your name, address, telephone number, e-mail address and account number(s), and information about your transactions and experiences with us.

5.  HOW CAN YOU LIMIT THE USE OF CERTAIN PERSONAL INFORMATION ABOUT YOU BY OUR AFFILIATED COMPANIES FOR MARKETING?

You may limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products or services to you. This information includes our transactions and other experiences with you such as your assets and account history. Please note that, even if you choose to limit our affiliated companies from using certain personal information about you that we may share with them for marketing their products and services to you, we may still share such personal information about you with them, including our transactions and experiences with you, for other purposes as permitted under applicable law.

2010 Annual Report

December 31, 2010 (unaudited)

U.S. Privacy Policy (cont'd)

6.  HOW CAN YOU SEND US AN OPT-OUT INSTRUCTION?

If you wish to limit our sharing of certain personal information about you with our affiliated companies for "eligibility purposes" and for our affiliated companies' use in marketing products and services to you as described in this notice, you may do so by:

•  Calling us at (800) 869-6397
Monday–Friday between 8a.m. and 8p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

If you choose to write to us, your written request should include: your name, address, telephone number and account number(s) to which the opt-out applies and should not be sent with any other correspondence. In order to process your request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account. Please allow approximately 30 days from our receipt of your opt-out for your instructions to become effective.

Please understand that if you opt-out, you and any joint account holders may not receive certain Morgan Stanley or our affiliated companies' products and services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account with us or our affiliates, you may receive multiple privacy policies from us, and would need to follow the directions stated in each particular policy for each account you have with us.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

This section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with affiliated companies and non-affiliated third parties other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with non-affiliated third parties or other affiliated companies unless you provide us with your written consent to share such information ("opt-in").

If you wish to receive offers for investment products and services offered by or through other affiliated companies, please notify us in writing at the following address:

Morgan Stanley Privacy Department
Harborside Financial Center
201 Plaza Two, 3rd Floor
Jersey City, NJ 07311

Your authorization should include: your name, address, telephone number and account number(s) to which the opt-in applies and should not be sent with any other correspondence. In order to process your authorization, we require that the authorization be provided by you directly and not through a third-party.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information

Independent Directors:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Frank L. Bowman (66) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) through November 2008; retired as Admiral, U.S. Navy after serving 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); Served as Chief of Navy Personnel (July 1994-September 1996); Knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officer de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).	102	Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League.

Michael Bozic (70) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994	Private Investor; Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of the Retail Funds (since April 1994) and Institutional Funds (since July 2003); formerly, Chairperson of the Insurance Committee (July 2006-September 2006), Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears Roebuck & Co.	104	Director of various business organizations.

Kathleen A. Dennis (57) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	102	Director of various non-profit organizations.

Dr. Manuel H. Johnson (62) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2003); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006); Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	104	Director of NVR, Inc. (home construction); Director of Evergreen Energy; Director of Greenwich Capital Holdings.

Joseph J. Kearns (68) c/o Kearns & Associates LLC PMB754 23852 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since August 1994); formerly Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of the Institutional Funds (October 2001-July 2003 and since August 1994 for certain predecessor funds); CFO of the J. Paul Getty Trust.	105	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Independent Directors: (cont'd)

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Directors††
Michael F. Klein (52) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chief Operating Officer and Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail Funds and Institutional Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management, President, Morgan Stanley Institutional Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co., Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	102	Director of certain investment funds managed or sponsored by Aetos Capital LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).

Michael E. Nugent (74) c/o Triumph Capital, L.P. 445 Park Avenue New York, NY 10022	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of the Retail Funds and Institutional Funds (since July 2006); Director or Trustee of the Retail Funds (since July 1991) and Institutional Funds (since July 2001); formerly, Chairperson of the Insurance Committee (until July 2006).	104	None.

W. Allen Reed (63) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Trustees 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Retail and Institutional Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (July 1994-December 2005).	102	Director of Temple-Inland Industries (packaging and forest products), Director of Legg Mason, Inc. and Director of the Auburn University Foundation; formerly, Director of iShares, Inc. (2001-2006).

Fergus Reid (78) c/o Joe Pietryka, Inc. 85 Charles Coleman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of the Retail Funds (since July 2003) and Institutional Funds (since June 1992).	105	Trustee and Director of certain investment companies in the JPMorgan Funds complex managed by JP Morgan Investment Management Inc.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director††
James F. Higgins (63) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of the Retail Funds (since June 2000) and Institutional Funds (since July 2003); Senior Advisor of Morgan Stanley (since August 2000).	103	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  This is the earliest date the Director began serving the Retail Funds or Institutional Funds. Each Director serves an indefinite term, until his or her successor is elected.

††  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

**  The Fund Complex includes all funds advised by Morgan Stanley Investment Management (as of December 31, 2010) that have an investment advisor that is an affiliated entity of MSIM (including but not limited to, Morgan Stanley Investment Advisors Inc. ("MSIA") and Morgan Stanley AIP GP LP). The Retail Funds are those funds advised by MSIA. The Institutional Funds are certain U.S. registered funds advised by MSIM and Morgan Stanley AIP GP LP.

2010 Annual Report

December 31, 2010 (unaudited)

Director and Officer Information (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sara Furber (36) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since September 2010	President and Principal Executive Officer (since September 2010) of the Equity and Fixed Income Funds in the Fund Complex; Managing Director and Director of the Adviser and various entities affiliated with the Adviser (since July 2010). Formerly, Chief Operating Officer for Global Corporate and Investment Banking at Bank of America Merrill Lynch (January 2009 to April 2010); Head of Merrill Lynch & Co. Investor Relations (July 2007 to December 2008); with senior roles in Strategy and Business Development as well as within Merrill Lynch's Global Credit & Commitments organization prior to July 2007.

Mary Ann Picciotto (37) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Chief Compliance Officer	Since May 2010	Executive Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of the Retail Funds and Institutional Funds (since May 2010); Chief Compliance Officer of the Adviser and Morgan Stanley Investment Advisors Inc. (since April 2007).

Stefanie V. Chang Yu (44) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of the Retail Funds (since July 2002) and Institutional Funds (since December 1997). Formerly, Secretary of the Adviser and various entities affiliated with the Adviser.

Mary E. Mullin (43) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of the Retail Funds (since July 2003) and Institutional Funds (since June 1999).

Francis J. Smith (45) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of the Retail Funds (since July 2003) and Institutional Funds (since March 2010).

*  This is the earliest date the Officer began serving the Retail Funds or Institutional Funds. Each Officer serves an indefinite term, until his or her successor is elected.

Investment Adviser and Administrator

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

Distributor

Morgan Stanley Distribution, Inc.
One Tower Bridge
100 Front Street, Suite 1100
West Conshohocken, Pennsylvania 19428-2899

Dividend Disbursing and Transfer Agent

Morgan Stanley Services Company Inc.
P.O. Box 219804
Kansas City, Missouri 64121-9804

Custodian

State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel

Dechert LLP
1095 Avenue of the Americas
New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP
200 Clarendon Street
Boston, Massachusetts 02116-5072

Reporting to Shareholders

Each Morgan Stanley Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund shareholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley Fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's public reference room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1-(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's email address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

Proxy Voting Policies and Procedures and Proxy Voting Record

You may obtain a copy of the Fund's Proxy Voting Policy and Procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, without charge, upon request, by calling toll free 1-(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's website at www.sec.gov.

This report is authorized for distribution only when preceded or accompanied by a prospectus of the Morgan Stanley Institutional Fund, Inc. which describes in detail each Investment Portfolio's investment policies, risks, fees and expenses. Please read the prospectus carefully before you invest or send money. For additional information, including information regarding the investments comprising the Portfolio, please visit our website at www.morganstanley.com/im or call toll free 1-(800) 548-7786.

(This Page has been left blank intentionally.)

Printed in U.S.A.
This Report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Morgan Stanley Investment Management Inc.
522 Fifth Avenue
New York, New York 10036

© 2011 Morgan Stanley

MSIFIANN
IU11-00326P-Y12/10

Item 2.  Code of Ethics.

(a)           The Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)           No information need be disclosed pursuant to this paragraph.

(c)           Not applicable.

(d)           Not applicable.

(e)           Not applicable.

(f)

(1)           The Fund’s Code of Ethics is attached hereto as Exhibit 12 A.

(2)           Not applicable.

(3)           Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2010

	Registrant			Covered Entities(1)
Audit Fees		$731,530		N/A

Non-Audit Fees
Audit-Related Fees		$71,340	(2)	$199,783	(3)
Tax Fees			$(3)	$90,520	(4)
All Other Fees	$			$
Total Non-Audit Fees		$71,340		$290,303

Total		$802,870		$290,303

2009

	Registrant			Covered Entities(1)
Audit Fees		$557,450		N/A

Non-Audit Fees
Audit-Related Fees		$50,540	(2)	$109,924	(3)
Tax Fees	$			$208,088	(4)
All Other Fees	$				$(5)
Total Non-Audit Fees		$50,540		$318,012

Total		$607,990		$318,012

N/A- Not applicable, as not required by Item 4.

(1)          Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)          Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)          Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)          All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                  This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a)          The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are: Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6. Schedule of Investments

(a) Refer to Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to reports filed by closed-end funds.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Applicable only to reports filed by closed-end funds.

Item 9. Closed-End Fund Repurchases

Applicable only to reports filed by closed-end funds.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Fund’s principal executive officer and principal financial officer have concluded that the Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley Institutional Fund Inc

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Sara Furber
Sara Furber
Principal Executive Officer
February 17, 2011

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 17, 2011